UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

BlackRock Core Bond Portfolio

BlackRock Credit Strategies Income Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2017

Date of reporting period: 03/31/2017

Item 1 – Report to Stockholders

MARCH 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock Credit Strategies Income Fund

▶   BlackRock GNMA Portfolio

▶   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ◾May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance, while U.S. Treasuries and other higher-quality assets generated negative returns. Markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. The more rate-sensitive high-quality assets, however, struggled as rising energy prices, modest wage increases and steady U.S. job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme – rising nominal growth, wages and inflation – was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy. The primary tension surfacing in markets in 2017 has been between reflationary expectations and the realities of fiscal and monetary policy. Markets have been turning their attention to the Fed’s outlook for additional interest rate hikes, while assessing the probability of Congress passing meaningful fiscal stimulus amid political division and a limited budget.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed leaning toward higher interest rates and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted long-term investment returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening – a dynamic that increases the risk and return potential of active investing. Fixed income investors are also facing challenges as bond markets recalibrate for higher inflation expectations after eight years of deflationary concerns. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.12%	17.17%
U.S. small cap equities (Russell 2000® Index)	11.52	26.22
International equities (MSCI Europe, Australasia, Far East Index)	6.48	11.67
Emerging market equities (MSCI Emerging Markets Index)	6.80	17.21
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.19	0.36
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(6.08)	(3.97)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.44
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.93)	0.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.50	16.39

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

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Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

BLACKROCK FUNDS II	MARCH 31, 2017	3

Fund Summary as of March 31, 2017	BlackRock Credit Strategies Income Fund

Investment Objective

BlackRock Credit Strategies Income Fund’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Effective February 27, 2017, the Fund has changed one of the benchmarks against which it measures its performance from the Bloomberg Barclays Global High Yield Index to the Bloomberg Barclays Global High Yield 100% Hedged USD Index. In addition, the Customized Reference Benchmark replaced the Bloomberg Barclays Global High Yield Index (25%) component with the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%). The Customized Reference Benchmark will now be comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%).

Portfolio Management Commentary

How did the Fund perform?

•

The Fund outperformed its customized benchmark for the six-month period ended March 31, 2017. The customized performance benchmark is comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%), and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%). The Fund is not actively managed versus the current performance benchmark and its exposure may deviate meaningfully.

What factors influenced performance?

•

The Fund’s exposure to floating rate loan interests (“bank loans”) was the largest contributor to performance during the period. Within bank loans, exposures across a variety of sectors, including cable & satellite, gaming & entertainment, telecommunications and software contributed. U.S. high yield bond positions also were additive to returns. The Fund’s strongest performing holdings were in the wireless telecommunications and gaming sectors. Also adding to performance were positions in capital securities, collateralized loan obligations (“CLOs”), European high yield securities and securitized products such as commercial mortgage-backed securities.

•

There were few notable detractors from returns during the period. The largest detractor was the Fund’s positioning in U.S. Treasuries, as interest rates rose following the U.S. presidential election and in anticipation of a potential rate hike by the Fed, which took place in March.

•

As part of its investment strategy, the Fund employs derivatives, mainly forward contracts to manage foreign currency exposure of non-U.S. positions back to U.S. dollars, and interest rate futures to adjust positioning with respect to duration (and corresponding interest rate sensitivity tactically as needed). During the six-month period, the Fund’s derivative holdings had a negative impact on performance.

Describe recent portfolio activity.

•

In a period of geopolitical uncertainty coupled with increased policy risk, the Fund maintained a constructive but cautious outlook on credit. In the fourth quarter of 2016, the Fund maintained a large allocation in bank loans and CLOs on expectations for higher rates, as well as to U.S. high yield issues. By the end of the first quarter of 2017, the Fund had reduced exposure to bank loans and U.S. high yield, although both sectors remain core allocations. Additionally, over the period, the Fund continued to diversify away from U.S. credit, and redeploy assets into Europe, Asia and the emerging markets.

•

Through the end of 2016, the Fund maintained a shorter duration profile relative to its typical range, with the expectation that interest rates would move higher. By the end of the first quarter of 2017, the Fund had increased duration meaningfully based on the lack of hawkishness within recent Fed comments, coupled with increasing uncertainty regarding the economic outlook. The Fund’s investment grade positions in both the United States and Europe were reduced to smaller, tactical positions, while the Fund’s European high yield position was increased.

Describe portfolio positioning at period end.

•

At period end, the Fund had a higher duration relative to its historic range. The Fund also maintained large allocations to U.S. bank loans, CLOs and U.S. high yield, and held slightly increased risk in the form of emerging market debt. Additionally, the Fund held a meaningful allocation within capital securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	MARCH 31, 2017

BlackRock Credit Strategies Income Fund

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income securities. The Fund’s total returns prior to July 1, 2016, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Secured Credit Bond Portfolio.

[3]

Market value-weighted index designed to measure the performance of U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

[4]

Bloomberg Barclays Global High Yield 100% Hedged USD Index is a “hedged” version of the Bloomberg Barclays Global High Yield Index which is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.

[5]

The index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300mn. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”) eligible under the underwriter’s exemption, and the non-U.S. Aggregate-eligible component, which consists of bonds that are not ERISA eligible.

[6]

A market capitalization weighted index consisting of U.S.-dollar-denominated emerging market corporate bonds. According to J.P. Morgan, this index limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

[7]

A customized performance benchmark comprised of the returns of the Bloomberg Barclays Global High Yield Index (25%), the S&P/LSTA Leveraged Loan Index (25%), the Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%)

[8]

A Hedged USD customized performance benchmark comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), the S&P/LSTA Leveraged Loan Index (25%), the Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%)

[9]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2017

				Average Annual Total Returns[2,10]
				1 Year		5 Years		Since Inception[11]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.95%	3.70%	2.61%	7.89%	N/A	5.06%	N/A	5.36%	N/A
Investor A	3.61	3.35	2.49	7.52	4.83%	4.80	4.27%	5.08	4.71%
Investor C	2.96	2.71	2.11	6.71	5.71	4.02	4.02	4.32	4.32
Class K	4.01	3.80	2.64	7.95	N/A	5.11	N/A	5.42	N/A
S&P/LSTA Leveraged Loan Index	—	—	3.43	9.72	N/A	4.58	N/A	5.05	N/A
Bloomberg Barclays Global High Yield 100% Hedged USD Index	—	—	4.00	15.07	N/A	7.58	N/A	8.68	N/A
Bloomberg Barclays U.S. CMBS Investment Grade Index	—	—	(2.19)	0.59	N/A	3.03	N/A	5.27	N/A
JPMorgan CEMBI Broad Diversified Index	—	—	1.62	8.69	N/A	5.50	N/A	6.35	N/A
Customized Reference Benchmark	—	—	1.45	7.99	N/A	4.93	N/A	6.20	N/A
Hedged USD Customized Reference Benchmark	—	—	1.70	8.42	N/A	5.19	N/A	6.36	N/A

[10]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[11]	The Fund commenced operations on February 26, 2010.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK FUNDS II	MARCH 31, 2017	5

BlackRock Credit Strategies Income Fund

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,026.10	$3.18	$1,000.00	$1,021.79	$3.18	0.63%
Investor A	$1,000.00	$1,024.90	$4.44	$1,000.00	$1,020.54	$4.43	0.88%
Investor C	$1,000.00	$1,021.10	$8.21	$1,000.00	$1,016.80	$8.20	1.63%
Class K	$1,000.00	$1,026.40	$2.93	$1,000.00	$1,022.04	$2.92	0.58%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	40%
Floating Rate Loan Interests	31
Asset-Backed Securities	11
Preferred Securities	9
Non-Agency Mortgage-Backed Securities	4
Investment Companies	2
Foreign Government Obligations	2
Foreign Agency Obligations	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	1%
AA/Aa	1
A	7
BBB/Baa	19
BB/Ba	33
B	28
CCC/Caa	3
N/R	8

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK FUNDS II	MARCH 31, 2017

Fund Summary as of March 31, 2017	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2017, the Fund’s Investor K Shares outperformed the benchmark, the Bloomberg Barclays GNMA MBS Index, while the Institutional Shares performed in line with the benchmark, and the Service, Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

Positive contributors to performance during the six-month period included allocations within agency collateralized mortgage obligations (“CMOs”), selection based strategies in agency mortgage-backed securities (“MBS”), and tactical exposures to U.S. Treasuries. A position in 10-year Treasury Inflation Protected Securities also contributed to performance, as these issues benefited from an uptick in inflation expectations over the period. Finally, out-of-benchmark exposure to agency commercial mortgage-backed securities (“CMBS”) added to returns.

•

The principal detractor from performance during the six-month period was the Fund’s positioning along the yield curve and overall stance with respect to duration and corresponding interest rate sensitivity.

Describe recent portfolio activity.

•	The Fund increased its allocation to agency MBS, agency CMOs, CMBS and U.S. Treasuries during the period.

Describe portfolio positioning at period end.

•

Relative to the Bloomberg Barclays GNMA MBS Index, the Fund ended the period with an underweight stance with respect to duration relative to the benchmark. The Fund was overweight in agency MBS relative to the benchmark. Within this allocation, the Fund favored 30-year conventional MBS with higher coupons and predictable prepayments in order to increase the Fund’s income generation. The Fund held allocations to agency CMOs and agency CMBS as well.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	99%
U.S. Treasury Obligations	1

[1]	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	100%

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK FUNDS II	MARCH 31, 2017	7

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities.

[3]   An unmanaged index comprised of mortgage- backed pass through securities of GNMA.

Performance Summary for the Period Ended March 31, 2017
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.94%	1.70%	(1.44)%	0.15%	N/A	1.89%	N/A	4.55%	N/A
Service	1.69	1.45	(1.57)	(0.25)	N/A	1.52	N/A	4.20	N/A
Investor A	1.62	1.38	(1.55)	(0.13)	(4.12)%	1.52	0.70%	4.17	3.75%
Investor C	0.95	0.69	(1.83)	(0.89)	(1.86)	0.78	0.78	3.41	3.41
Class K	1.99	1.80	(1.32)	0.19	N/A	1.90	N/A	4.56	N/A
Bloomberg Barclays GNMA MBS Index	—	—	(1.42)	0.09	N/A	1.79	N/A	4.23	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period6	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Ending Account Value March 31, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$985.60	$2.18	$2.13	$1,000.00	$1,022.74	$2.22	$1,022.79	$2.17
Service	$1,000.00	$984.30	$3.46	$3.41	$1,000.00	$1,021.44	$3.53	$1,021.49	$3.48
Investor A	$1,000.00	$984.50	$3.46	$3.41	$1,000.00	$1,021.44	$3.53	$1,021.49	$3.48
Investor C	$1,000.00	$981.70	$7.16	$7.11	$1,000.00	$1,017.70	$7.29	$1,017.75	$7.24
Class K	$1,000.00	$986.80	$1.93	$1.88	$1,000.00	$1,022.99	$1.97	$1,023.04	$1.92

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.44% for Institutional, 0.70% for Service, 0.70% for Investor A, 1.45% for Investor C and 0.39% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.43% for Institutional, 0.69% for Service, 0.69% for Investor A, 1.44% for Investor C and 0.38% for Class K), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

8	BLACKROCK FUNDS II	MARCH 31, 2017

Fund Summary as of March 31, 2017	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2017, the Fund’s Institutional, Service, Investor A and Class R Shares outperformed the benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index, while Investor B1 and Investor C1 Shares performed in line with the bench- mark, and Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

The main positive contributors to performance included the Fund’s allocations to securitized assets such as commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”). In addition, strategies within global interest rate and currency positioning contributed to performance. An allocation to Treasury Inflation Protected Securities (“TIPS”) also contributed to performance as inflation expectations strengthened over the period.

•

The most significant detractor from performance was the Fund’s positioning with respect to overall duration and corresponding sensitivity to changes in U.S. interest rates. Allocation-based strategies within both 30-year and 15-year mortgage-backed securities (“MBS”) also detracted from performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund reduced its allocation to U.S. Treasuries, while increasing its allocation to agency MBS. Allocations were maintained within securitized assets such as CMBS, asset-backed securities, and CLOs during the period.

Describe portfolio positioning at period end.

•

Relative to the Bloomberg Barclays U.S. Government/Mortgage Index, the Fund ended the period underweight to U.S. duration relative to the benchmark, and held a position in TIPS in anticipation of strong domestic growth and rising inflation. The Fund was overweight in agency MBS on the view that, after several months of underperformance, the segment had become attractively valued relative to other spread sectors based on its yield per unit of risk. Outside of the United States, the Fund held short positions in German interest rates and U.K. inflation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	57%
U.S. Treasury Obligations	37
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	2

[1]	Total investments exclude short-term securities, options purchased, options writen and TBA sale commitments.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	99%
N/R	1

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK FUNDS II	MARCH 31, 2017	9

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Government/ Mortgage Index (the benchmark).

[3]	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended March 31, 2017

					Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.11%	1.74%	(2.08)%	(0.39)%	N/A	1.72%	N/A	3.65%	N/A
Service.	1.86	1.49	(2.11)	(0.52)	N/A	1.52	N/A	3.42	N/A
Investor A.	1.79	1.43	(2.20)	(0.58)	(4.56)%	1.42	0.60%	3.30	2.88%
Investor B1	1.37	1.18	(2.45)	(1.17)	(5.07)	0.90	0.52	2.81	2.81
Investor C	1.12	0.73	(2.57)	(1.43)	(2.41)	0.62	0.62	2.49	2.49
Investor C1	1.32	0.87	(2.47)	(1.24)	N/A	0.81	N/A	2.72	N/A
Class R.	1.61	1.20	(2.32)	(0.93)	N/A	1.12	N/A	3.05	N/A
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	(2.42)	(0.71)	N/A	1.77	N/A	3.95	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Ending Account Value March 31, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$979.20	$2.76	$2.27	$1,000.00	$1,022.14	$2.82	$1,022.64	$2.32
Service	$1,000.00	$978.90	$3.95	$3.50	$1,000.00	$1,020.94	$4.03	$1,021.39	$3.58
Investor A	$1,000.00	$978.00	$3.99	$3.55	$1,000.00	$1,020.89	$4.08	$1,021.34	$3.63
Investor B1	$1,000.00	$975.50	$6.50	$6.01	$1,000.00	$1,018.35	$6.64	$1,018.85	$6.14
Investor C	$1,000.00	$974.30	$7.73	$7.24	$1,000.00	$1,017.10	$7.90	$1,017.60	$7.39
Investor C1	$1,000.00	$975.30	$6.75	$6.25	$1,000.00	$1,018.10	$6.89	$1,018.60	$6.39
Class R	$1,000.00	$976.80	$5.27	$4.78	$1,000.00	$1,019.60	$5.39	$1,020.09	$4.89

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for Institutional, 0.80% for Service, 0.81% for Investor A, 1.32% for Investor B1, 1.57% for Investor C, 1.37% for Investor C1 and 1.07% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for Institutional, 0.71% for Service, 0.72% for Investor A, 1.22% for Investor B1, 1.47% for Investor C, 1.27% for Investor C1 and 0.97% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

10	FUND BLACKROCK FUNDS II	MARCH 31, 2017

About Fund Performance
•

Institutional and Class K Shares (Class K Shares are available only in Credit Strategies Income Fund and GNMA Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Credit Strategies Income Fund’s Class K Shares inception date of August 1, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Service Shares (available only in GNMA Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Credit Strategies Income Fund (which is subject to an initial sales charge of 2.50%), and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B1 Shares (available only in U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares fees.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1 Shares (available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees.

•

Class R Shares (available only in U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B1 and C1 Shares of U.S. Government Bond Portfolio are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/ payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

BLACKROCK FUNDS II	MARCH 31, 2017	11

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument.

The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments March 31, 2017 (Unaudited)	BlackRock Credit Strategies Income Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)		Par (000)	Value
ALM VII Ltd.:
Series 2012-7A, Class BR, 3.38%, 10/15/28 (b)	USD	1,000	$1,004,362
Series 2012-7A, Class CR, 4.87%, 10/15/28 (b)		1,000	1,006,484
ALM VIII Ltd., Series 2013-8A, Class CR, 4.97%, 10/15/28 (b)		1,000	1,005,738
ARES CLO Ltd., Series 2015-4A, Class C, 5.27%, 10/15/26 (b)		1,000	1,004,488
ARES XLII CLO Ltd., Series 2017-42A, Class D, 4.61%, 1/22/28 (b)		1,000	1,000,000
ARES XXV CLO Ltd.:
Series 2012-3A, Class BR, 2.77%, 1/17/24 (b)		1,000	999,944
Series 2012-3A, Class CR, 3.52%, 1/17/24 (b)		1,000	1,003,044
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, 4.94%, 1/30/24 (b)		1,000	1,004,743
Atrium IX, Series 9A, Class D, 4.55%, 2/28/24 (b)		1,000	1,000,073
Atrium XII, Series 12A, Class C, 4.09%, 10/22/26 (b)		1,000	1,004,576
Aurium CLO III DAC, Series 3X, Class E, 0.00%, 4/15/30 (b)	EUR	100	101,346
Babson CLO Ltd., Series 2013-IIA, Class BR, 3.27%, 1/18/25 (b)	USD	1,000	1,000,000
Ballyrock CLO Ltd., Series 2016-1A, Class C, 3.52%, 10/15/28 (b)		1,000	1,011,885
Cadogan Square CLO VIII DAC, Series 8X, Class E, 6.30%, 1/15/30 (b)	EUR	200	211,541
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class BR, 3.52%, 10/14/28 (b)	USD	1,000	1,004,153
Series 2013-3A, Class B, 3.67%, 7/15/25 (b)		1,000	1,003,133
Series 2014-3A, Class BR, 3.30%, 2/24/29 (b)		1,500	1,503,586
Series 2014-3A, Class C1R, 4.31%, 7/27/26 (b)		1,000	999,298
Series 2016-3A, Class C, 4.79%, 10/20/29 (b)		1,000	1,010,113
CIFC Funding Ltd.:
Series 2012-3A, Class B1R, 5.04%, 1/29/25 (b)		1,000	1,004,603
Series 2013-4A, Class DR, 0.00%, 11/27/24 (b)		1,000	1,000,000
Series 2014-3A, Class C1, 3.84%, 7/22/26 (b)		1,000	1,004,349
Series 2016-1A, Class E, 7.72%, 10/21/28 (b)		1,000	1,011,643
Series 2017-1A, Class D, 4.38%, 4/23/29 (b)		1,000	988,528

Asset-Backed Securities (a)		Par (000)	Value
CVC Cordatus Loan Fund VIII DAC:
Series 8X, Class E, 5.70%, 4/23/30 (b)	EUR	200	$209,093
Series 8X, Class F, 7.65%, 4/23/20 (b)		100	99,746
Finn Square CLO Ltd., Series 2012-1A, Class A2R, 2.86%, 12/24/23 (b)	USD	1,000	990,147
Flatiron CLO Ltd., Series 2012-1A, Class BR, 3.54%, 10/25/21 (b)		1,000	1,000,041
Greywolf CLO V Ltd., Series 2015-1A, Class C, 4.84%, 4/25/27 (b)		1,000	997,081
Grippen Park CLO Ltd., Series 2017-1A, Class D, 4.55%, 1/20/30 (b)		1,000	988,950
LCM XV LP, Series 15A, Class C, 4.15%, 8/25/24 (b)		1,000	1,003,864
Madison Park Funding X Ltd.:
Series 2012-10A, Class AR, 2.48%, 1/20/29 (b)		1,000	1,006,283
Series 2012-10A, Class DR, 5.23%, 1/20/29 (b)		1,000	1,006,107
Series 2012-10A, Class ER, 8.65%, 1/20/29 (b)		500	510,100
Madison Park Funding XI Ltd., Series 2013-11A, Class A1B, 2.49%, 10/23/25 (b)		1,000	1,004,141
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, 4.49%, 1/27/26 (b)		1,000	1,001,154
Neuberger Berman CLO XIII Ltd., Series 2012-13A, Class C, 3.89%, 1/23/24 (b)		1,000	1,001,840
OCP CLO Ltd.:
Series 2013-3A, Class B, 3.77%, 1/17/25 (b)		1,000	1,003,487
Series 2016-12A, Class A1, 2.46%, 10/18/28 (b)		1,000	1,007,077
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.92%, 7/15/25 (b)		250	250,029
THL Credit Wind River CLO Ltd., Series 2014-2A, Class A2, 2.47%, 7/15/26 (b)		1,000	1,001,497
U.S. Residential Opportunity Fund II Trust:
Series 2016-1II, Class A, 3.47%, 7/27/36 (c)		93	92,112
Series 2016-2II, Class A, 3.47%, 8/27/36 (c)		869	863,152
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36 (c)		912	907,742
Series 2016-2III, Class A, 3.47%, 8/27/36 (c)		879	873,859
U.S. Residential Opportunity Fund IV Trust, Series 2016-1IV, Class A, 3.47%, 7/27/36 (c)		810	811,903
Voya CLO Ltd., Series 2016-3A, Class C, 4.67%, 10/18/27 (b)		1,000	1,011,122

Portfolio Abbreviations

AKA	Also Known As	FKA	Formerly Known As	REIT	Real Estate Investment Trust
AUD	Australian Dollar	GBP	British Pound	REMIC	Real Estate Mortgage Investment Conduit
BRL	Brazilian Real	HKD	Hong Kong Dollar	RPI	Retail Price Index
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	JPY	Japanese Yen	RUB	Russian Ruble
CAD	Canadian Dollar	KRW	South Korean Won	S&P	Standard and Poor’s
CHF	Swiss Franc	LIBOR	London Interbank Offered Rate	SEK	Swedish Krona
CLO	Collateralized Loan Obligation	MXIBTIIE	Mexico Interbank TIIE 28-Day	SPDR	Standard & Poor’s Depositary Receipts
CLP	Chilean Peso	MXN	Mexican Peso	TBA	To-be-announced
CNH	Chinese Yuan Offshore	NOK	Norwegian Krone	TRY	Turkish Lira
CPI	Consumer Price Index	NZD	New Zealand Dollar	USD	U.S. Dollar
DAC	Designated Activity Company	OTC	Over-the-counter	UK RPI	UK Retail Price Index
ETF	Exchange-Traded Fund	PIK	Payment-in-kind	USGI	United States Government Issue
EUR	Euro	PLN	Polish Zloty	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	13

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Asset-Backed Securities (a)		Par (000)	Value
York CLO 1 Ltd., Series 2014-1A, Class D, 5.14%, 1/22/27 (b)	USD	1,000	$999,882
Total Asset-Backed Securities — 10.4%			42,528,039

Common Stocks		Shares
Energy Equipment & Services — 0.0%
Tex Energy LLC TRA		13,589	13,589
Equity Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $593) (d)(e)		593	593
Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc. (Millennium Health LLC) (e)		418,385	4
New Millennium Holdco, Inc. (Millennium Health LLC) (e)		392,559	4

			8
Total Common Stocks — 0.0%			14,190

Corporate Bonds		Par (000)
Aerospace & Defense — 0.7%
Arconic, Inc.:
5.13%, 10/01/24	USD	255	263,415
5.90%, 2/01/27		90	96,349
5.95%, 2/01/37		5	4,988
Bombardier, Inc.:
8.75%, 12/01/21 (a)		716	784,020
6.00%, 10/15/22 (a)		192	189,264
6.13%, 1/15/23 (a)		35	34,300
7.50%, 3/15/25 (a)		150	153,750
Engility Corp., 8.88%, 9/01/24 (a)		51	53,996
KLX, Inc., 5.88%, 12/01/22 (a)		580	598,125
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		16	16,000
Meccanica Holdings USA, Inc., 6.25%, 1/15/40 (a)		100	105,500
TransDigm, Inc.:
6.00%, 7/15/22		80	81,048
6.50%, 7/15/24		41	41,564
6.50%, 5/15/25		160	161,400
6.50%, 5/15/25 (a)		104	104,910
6.38%, 6/15/26		32	32,019

			2,720,648
Air Freight & Logistics — 0.2%
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	100	111,243
XPO Logistics, Inc.:
5.75%, 6/15/21		200	223,045
6.50%, 6/15/22 (a)	USD	344	361,200

			695,488
Airlines — 0.4%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		109	113,360
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		121	122,966
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		190	197,391
U.S. Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		280	292,134

Corporate Bonds		Par (000)	Value
Airlines (continued)
Virgin Australia Holdings Ltd., 7.88%, 10/15/21	USD	1,000	$1,037,500

			1,763,351
Auto Components — 0.4%
Adient Global Holdings Ltd., 3.50%, 8/15/24	EUR	100	107,368
Faurecia, 3.63%, 6/15/23		100	111,230
Federal-Mogul Holdings LLC, 4.55%, 4/15/24 (b)		100	106,176
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19	USD	290	292,900
6.00%, 8/01/20		490	507,150
6.25%, 2/01/22 (a)		78	79,170
6.75%, 2/01/24 (a)		103	106,219
IHO Verwaltungs GmbH:
2.75% (2.75% Cash or 3.50% PIK), 9/15/21 (f)	EUR	100	109,339
3.25% (3.25% Cash or 4.00% PIK), 9/15/23 (f)		200	218,471

			1,638,023
Automobiles — 0.1%
Aston Martin Capital Holdings Ltd., 5.75%, 4/15/22	GBP	100	125,603
Fiat Chrysler Finance Europe, 4.75%, 3/22/21	EUR	100	117,753

			243,356
Banks — 1.4%
Al Ahli Bank of Kuwait KSCP, 3.50%, 4/05/22	USD	200	199,790
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)	EUR	200	223,559
Banca Popolare di Vicenza, 0.50%, 2/03/20		100	105,650
Banco BPM SpA, 2.75%, 7/27/20		100	108,681
Banco de Credito del Peru, 6.88%, 9/16/26 (b)	USD	400	450,000
Bank of America Corp., Series L, 4.18%, 11/25/27		1,000	1,003,634
Bank of Ireland, 4.25%, 6/11/24 (b)	EUR	200	223,282
Bankia SA:
4.00%, 5/22/24 (b)		300	330,574
3.38%, 3/15/27 (b)		100	107,567
CaixaBank SA, 3.50%, 2/15/27 (b)		100	109,648
CIT Group, Inc.:
5.25%, 3/15/18	USD	200	205,375
5.38%, 5/15/20		480	511,502
5.00%, 8/01/23		205	213,713
Global Bank Corp., 4.50%, 10/20/21		500	495,250
Ibercaja Banco SA, 5.00%, 7/28/25 (b)	EUR	100	106,659
ICICI Bank Ltd., 4.00%, 3/18/26	USD	400	398,148
Intesa Sanpaolo SpA:
5.00%, 9/23/19	EUR	50	57,956
5.15%, 7/16/20		50	59,060
6.63%, 9/13/23		100	126,105
Liberbank SA, 6.88%, 3/14/27 (b)		100	109,112
Turkiye Sinai Kalkinma Bankasi AS, 7.63%, 3/29/27 (b)	USD	275	279,125
UniCredit SpA:
6.95%, 10/31/22	EUR	100	125,320
5.75%, 10/28/25 (b)		200	229,792
Unione di Banche Italiane SpA, 4.45%, 9/15/27 (b)		125	133,714

			5,913,216
Building Products — 0.2%
LIXIL Group Corp., 0.00%, 3/04/20 (g)(h)	JPY	40,000	369,083
Masonite International Corp., 5.63%, 3/15/23 (a)	USD	129	131,643
Ply Gem Industries, Inc., 6.50%, 2/01/22		164	171,675

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Building Products (continued)
Standard Industries, Inc.:
5.13%, 2/15/21 (a)	USD	40	$41,600
5.50%, 2/15/23 (a)		71	72,597
6.00%, 10/15/25 (a)		58	59,885

			846,483
Capital Markets — 0.6%
Bagan Capital Ltd., 0.00%, 9/23/21 (g)(h)		700	721,000
Haitong International Securities Group Ltd., 0.00%, 10/25/21 (g)(h)	HKD	12,000	1,567,265
Lincoln Finance Ltd., 6.88%, 4/15/21	EUR	100	113,988
LPL Holdings, Inc., 5.75%, 9/15/25 (a)	USD	17	17,170

			2,419,423
Chemicals — 1.3%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25	EUR	100	111,950
Axalta Coating Systems LLC, 4.88%, 8/15/24 (a)	USD	150	153,750
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		25	29,937
10.00%, 10/15/25		10	12,075
CF Industries, Inc.:
7.13%, 5/01/20		40	43,548
5.15%, 3/15/34		35	32,725
4.95%, 6/01/43		55	46,613
Chemours Co.:
6.63%, 5/15/23		94	99,640
7.00%, 5/15/25		4	4,306
Equate Petrochemical BV, 4.25%, 11/03/26		400	400,016
Hexion, Inc., 10.38%, 2/01/22 (a)		54	53,865
Huntsman International LLC:
4.88%, 11/15/20		355	370,087
5.13%, 11/15/22		234	244,530
INEOS Finance PLC, 4.00%, 5/01/23	EUR	100	109,730
INEOS Group Holdings SA, 5.38%, 8/01/24		100	110,487
INOVYN Finance PLC, 6.25%, 5/15/21		100	112,440
Koppers, Inc., 6.00%, 2/15/25 (a)	USD	65	67,113
Mitsubishi Chemical Holdings Corp.:
0.00%, 3/30/22 (g)(h)	JPY	40,000	368,993
0.00%, 3/29/24 (g)(h)		40,000	369,263
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	360	354,150
OCP SA, 4.50%, 10/22/25		400	394,100
Platform Specialty Products Corp.:
10.38%, 5/01/21 (a)		51	56,737
6.50%, 2/01/22 (a)		542	562,325
PQ Corp., 6.75%, 11/15/22 (a)		319	339,735
PSPC Escrow Corp., 6.00%, 1/02/23	EUR	200	219,269
Rock International Investment, Inc., 6.63%, 3/27/20	USD	200	200,487
Tronox Finance LLC:
6.38%, 8/15/20		59	59,221
7.50%, 3/15/22 (a)		18	18,630
WR Grace & Co-Conn, 5.13%, 10/01/21 (a)		330	346,087

			5,291,809
Commercial Services & Supplies — 0.5%
ACCO Brands Corp., 5.25%, 12/15/24 (a)		24	24,120
Acosta, Inc., 7.75%, 10/01/22 (a)		91	77,259
ADT Corp.:
3.50%, 7/15/22		249	238,417
4.13%, 6/15/23		51	48,705
4.88%, 7/15/32 (a)		108	85,860
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (a)		41	41,410

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)	USD	82	$86,403
Covanta Holding Corp., 5.88%, 7/01/25		90	90,169
Harland Clarke Holdings Corp., 8.38%, 8/15/22 (a)		80	82,000
Laureate Education, Inc., 9.25%, 9/01/19 (a)		76	79,040
Mobile Mini, Inc., 5.88%, 7/01/24		88	90,860
Paprec Holding SA, 5.25%, 4/01/22	EUR	109	121,257
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (a)	USD	467	511,949
Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (a)		66	67,485
Tervita Escrow Corp., 7.63%, 12/01/21 (a)		140	144,550
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)		310	319,300

			2,108,784
Communications Equipment — 0.1%
CommScope Technologies LLC:
6.00%, 6/15/25 (a)		4	4,190
5.00%, 3/15/27 (a)		68	67,895
CommScope, Inc., 5.00%, 6/15/21 (a)		178	182,895
Hughes Satellite Systems Corp.:
7.63%, 6/15/21		25	27,563
5.25%, 8/01/26 (a)		167	166,583
6.63%, 8/01/26 (a)		38	38,855

			487,981
Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)		230	242,075
China Singyes Solar Technologies Holdings Ltd., 7.95%, 2/15/19		600	614,791
GS Engineering & Construction Corp., 4.50%, 7/21/21 (g)		600	645,000
SPIE SA, 3.13%, 3/22/24	EUR	100	107,848

			1,609,714
Construction Materials — 0.0%
Cemex Finance LLC, 4.63%, 6/15/24		100	112,812
New Enterprise Stone & Lime Co., Inc., 10.13%, 4/01/22 (a)	USD	44	46,530

			159,342
Consumer Finance — 0.5%
Ally Financial, Inc.:
4.13%, 3/30/20		527	537,540
4.63%, 3/30/25		20	19,900
8.00%, 11/01/31		555	659,063
CK Hutchison International 16 Ltd., 2.75%, 10/03/26 (a)		500	472,825
Navient Corp.:
6.63%, 7/26/21		52	53,820
5.50%, 1/25/23		117	111,735
7.25%, 9/25/23		32	32,160
6.13%, 3/25/24		64	60,960
5.88%, 10/25/24		124	115,668
OneMain Financial Holdings LLC, 6.75%, 12/15/19 (a)		103	107,635

			2,171,306
Containers & Packaging — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (a)		500	515,000
4.25%, 1/15/22	EUR	70	76,966
4.13%, 5/15/23		100	112,558

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	15

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Containers & Packaging (continued)
2.75%, 3/15/24	EUR	200	$210,169
6.75%, 5/15/24		200	233,097
7.25%, 5/15/24 (a)	USD	420	449,400
6.00%, 2/15/25 (a)		200	202,250
Ball Corp.:
5.00%, 3/15/22		113	119,215
4.38%, 12/15/23	EUR	100	118,036
Crown European Holdings SA, 4.00%, 7/15/22		100	117,811
Flex Acquisition Co., Inc., 6.88%, 1/15/25 (a)	USD	8	8,173
Horizon Parent Holdings Sàrl, 8.25% (8.25% Cash or 8.25% PIK), 2/15/22 (f)	EUR	100	110,814
OI European Group BV, 3.13%, 11/15/24		100	106,686
Reynolds Group Issuer, Inc.:
4.52%, 7/15/21 (a)(b)	USD	350	358,095
5.13%, 7/15/23 (a)		74	76,035
7.00%, 7/15/24 (a)		204	218,407
Sealed Air Corp.:
4.50%, 9/15/23	EUR	100	118,159
6.88%, 7/15/33 (a)	USD	69	75,037
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc., 6.38%, 5/01/22 (a)		85	87,178
Verallia Packaging SASU, 5.13%, 8/01/22	EUR	200	226,525

			3,539,611
Distributors — 0.0%
American Tire Distributors, Inc., 10.25%, 3/01/22 (a)	USD	57	57,997
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	100	112,433

			170,430
Diversified Consumer Services — 0.0%
Service Corp. International, 4.50%, 11/15/20	USD	55	55,963
Sotheby’s, 5.25%, 10/01/22 (a)		14	14,175

			70,138
Diversified Financial Services — 1.9%
ABQ Finance Ltd., 3.50%, 2/22/22		750	745,777
Alpha 3 BV/Alpha U.S. Bidco, Inc., 6.25%, 2/01/25 (a)		200	202,500
Altice Financing SA:
5.25%, 2/15/23	EUR	100	113,636
7.50%, 5/15/26 (a)	USD	234	248,625
Amigo Luxembourg SA, 7.63%, 1/15/24	GBP	100	128,514
Arrow Global Finance PLC, 2.88%, 4/01/25 (b)	EUR	100	106,354
Cabot Financial Luxembourg SA, 6.50%, 4/01/21	GBP	100	128,996
Cardtronics, Inc./Cardtronics USA, 5.50%, 5/01/25 (a)	USD	22	22,247
CK Hutchison International 17 Ltd.:
2.88%, 4/05/22		275	275,148
3.50%, 4/05/27		300	299,122
CNH Industrial Finance Europe SA, 2.88%, 5/17/23	EUR	100	111,169
FBM Finance, Inc., 8.25%, 8/15/21 (a)	USD	40	42,400
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	100	132,857
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)	USD	200	202,000
Jerrold Finco PLC, 6.25%, 9/15/21	GBP	200	259,801
Lukoil International Finance BV, 4.56%, 4/24/23	USD	500	513,065
Mercury Bondco PLC:
7.13% (7.13% Cash or 7.88% PIK), 5/30/21 (f)	EUR	100	107,080
8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (f)		300	329,322
Nielsen Co. Luxembourg Sàrl, 5.00%, 2/01/25 (a)	USD	50	49,813

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
Ooredoo International Finance Ltd., 3.75%, 6/22/26	USD	600	$595,800
Prime Bloom Holdings Ltd., 7.50%, 12/19/19		300	310,348
Silversea Cruise Finance Ltd., 7.25%, 2/01/25 (a)		31	32,550
SUAM Finance BV, 4.88%, 4/17/24		400	415,280
UBS Group Funding Switzerland AG, 4.25%, 3/23/28 (a)		1,250	1,267,911
Virgin Media Secured Finance PLC:
5.25%, 1/15/26 (a)		200	201,000
5.50%, 8/15/26 (a)		200	203,000
6.25%, 3/28/29	GBP	400	541,627

			7,585,942
Diversified Telecommunication Services — 1.7%
CenturyLink, Inc.:
Series S, 6.45%, 6/15/21	USD	85	90,303
Series U, 7.65%, 3/15/42		37	32,514
Series W, 6.75%, 12/01/23		118	123,015
Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)		202	211,847
Consolidated Communications, Inc., 6.50%, 10/01/22		30	28,800
Frontier Communications Corp.:
8.13%, 10/01/18		73	77,380
7.13%, 3/15/19		5	5,263
8.50%, 4/15/20		179	188,845
8.88%, 9/15/20		8	8,440
6.25%, 9/15/21		100	93,000
7.13%, 1/15/23		30	26,316
7.63%, 4/15/24		240	206,280
6.88%, 1/15/25		184	152,260
11.00%, 9/15/25		18	17,505
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		228	217,455
7.25%, 10/15/20		97	88,391
5.50%, 8/01/23		233	192,225
Level 3 Financing, Inc.:
4.41%, 1/15/18 (b)		126	126,630
5.38%, 8/15/22		430	444,513
5.13%, 5/01/23		37	37,833
5.38%, 1/15/24		175	179,156
5.25%, 3/15/26		15	15,075
OTE PLC, 3.50%, 7/09/20	EUR	100	107,489
SBA Communications Corp., 4.88%, 9/01/24 (a)	USD	82	80,959
Telecom Italia Capital SA, 6.00%, 9/30/34		241	237,987
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	100	140,590
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24		100	117,473
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (a)	USD	60	65,700
Verizon Communications, Inc., 5.50%, 3/16/47		2,000	2,095,125
Wind Acquisition Finance SA:
4.75%, 7/15/20 (a)		200	203,250
7.00%, 4/23/21	EUR	100	110,627
7.38%, 4/23/21 (a)	USD	400	416,000
Windstream Services LLC, 7.75%, 10/01/21		10	9,850
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		386	407,713
6.38%, 5/15/25		105	113,334
5.75%, 1/15/27 (a)		13	13,712
Ziggo Secured Finance BV, 4.25%, 1/15/27	EUR	100	111,152

			6,794,007
Electric Utilities — 0.3%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21		200	224,189

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Israel Electric Corp. Ltd., 5.00%, 11/12/24 (a)	USD	400	$420,200
Kyushu Electric Power Co., Inc., 0.00%, 3/31/22 (g)(h)	JPY	20,000	186,697
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20 (g)(h)		50,000	455,852

			1,286,938
Electrical Equipment — 0.1%
Cortes NP Acquisition Corp., 9.25%, 10/15/24 (a)	USD	190	203,300
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23		293	296,296
5.00%, 9/01/25		30	30,600
TPK Holding Co. Ltd., 0.00%, 4/08/20 (g)(h)		750	749,063

			1,075,959
Energy Equipment & Services — 0.5%
Ensco PLC:
8.00%, 1/31/24		24	24,300
4.50%, 10/01/24		63	53,077
5.20%, 3/15/25		15	13,013
Noble Holding International Ltd.:
4.63%, 3/01/21		12	11,040
7.75%, 1/15/24		172	165,120
Parker Drilling Co., 7.50%, 8/01/20		85	79,475
Pioneer Energy Services Corp., 6.13%, 3/15/22		85	77,350
Precision Drilling Corp.:
6.63%, 11/15/20		12	12,018
6.50%, 12/15/21		20	19,954
7.75%, 12/15/23 (a)		25	26,313
5.25%, 11/15/24		28	26,530
Rowan Cos., Inc.:
4.88%, 6/01/22		25	23,875
7.38%, 6/15/25		140	140,700
Saipem Finance International BV, 2.75%, 4/05/22	EUR	111	118,455
SESI LLC:
6.38%, 5/01/19	USD	30	29,925
7.13%, 12/15/21		20	20,250
Transocean, Inc.:
2.50%, 10/15/17		124	124,620
6.00%, 3/15/18		285	290,700
5.55%, 10/15/22		80	75,250
9.00%, 7/15/23 (a)		246	262,605
6.80%, 3/15/38		39	32,077
Weatherford International LLC, 6.80%, 6/15/37		40	38,500
Weatherford International Ltd.:
7.75%, 6/15/21		119	128,223
8.25%, 6/15/23		55	59,813
9.88%, 2/15/24 (a)		42	48,615
6.50%, 8/01/36		87	82,215
5.95%, 4/15/42		47	40,890

			2,024,903
Equity Real Estate Investment Trusts (REITs) — 0.7%
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 3/15/24 (a)		90	92,475
5.38%, 3/15/27 (a)		5	5,050
Equinix, Inc., 5.88%, 1/15/26		109	115,949
GEO Group, Inc., 5.88%, 10/15/24		265	270,963
Iron Mountain, Inc.:
4.38%, 6/01/21 (a)		245	251,737
6.00%, 8/15/23		490	515,725
iStar, Inc., 6.00%, 4/01/22		52	52,780

Corporate Bonds		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) (continued)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24	USD	329	$347,095
4.50%, 9/01/26		78	75,660
MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 3/24/25	EUR	100	106,673
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21	USD	200	203,000
Trust F/1401, 5.25%, 1/30/26		500	502,500
Uniti Group, Inc./CSL Capital LLC:
6.00%, 4/15/23 (a)		25	25,937
8.25%, 10/15/23		170	179,350
7.13%, 12/15/24 (a)		181	183,715

			2,928,609
Food & Staples Retailing — 0.1%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24 (a)		60	61,350
5.75%, 3/15/25 (a)		59	57,230
Casino Guichard Perrachon SA:
5.98%, 5/26/21	EUR	100	124,532
4.56%, 1/25/23		100	117,947
Rite Aid Corp.:
6.13%, 4/01/23 (a)	USD	209	207,171
7.70%, 2/15/27		19	21,280

			589,510
Food Products — 0.7%
B&G Foods, Inc., 5.25%, 4/01/25		38	38,333
BRF GmbH, 4.35%, 9/29/26 (a)		300	273,750
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (a)		85	87,019
CP Foods Holdings Ltd., 0.50%, 9/22/21 (g)		400	400,900
Gruma SAB de CV, 4.88%, 12/01/24		500	531,250
Japfa Comfeed Indonesia Tbk PT, 5.50%, 3/31/22		400	398,852
JBS USA LUX SA/JBS USA Finance, Inc.:
7.25%, 6/01/21 (a)		65	66,787
5.75%, 6/15/25 (a)		185	186,850
Post Holdings, Inc.:
7.75%, 3/15/24 (a)		99	109,168
8.00%, 7/15/25 (a)		197	221,133
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	100	108,574
TreeHouse Foods, Inc., 6.00%, 2/15/24 (a)	USD	138	144,555
WhiteWave Foods Co., 5.38%, 10/01/22		106	115,143

			2,682,314
Health Care Equipment & Supplies — 0.2%
Alere, Inc., 6.38%, 7/01/23 (a)		62	63,007
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (a)		317	276,583
Hologic, Inc., 5.25%, 7/15/22 (a)		157	164,654
Marcolin SpA, 4.13%, 2/15/23 (b)	EUR	125	135,297

			639,541
Health Care Providers & Services — 1.9%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22	USD	370	373,700
Centene Corp.:
5.63%, 2/15/21		352	368,403
4.75%, 5/15/22		97	99,667
6.13%, 2/15/24		33	35,434
4.75%, 1/15/25		20	20,113

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	17

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD	113	$114,271
8.00%, 11/15/19		87	85,369
5.13%, 2/01/21		40	39,550
6.25%, 3/31/23		163	165,853
DaVita, Inc., 5.13%, 7/15/24		200	202,000
Envision Healthcare Corp.:
5.13%, 7/01/22 (a)		40	40,712
5.63%, 7/15/22		390	399,750
6.25%, 12/01/24 (a)		41	43,050
HCA, Inc.:
7.50%, 2/15/22		440	503,250
5.00%, 3/15/24		620	650,225
5.38%, 2/01/25		55	57,337
5.88%, 2/15/26		104	109,720
5.25%, 6/15/26		1,294	1,361,935
4.50%, 2/15/27		520	520,000
Series 1, 5.88%, 5/01/23		350	378,000
HealthSouth Corp.:
5.13%, 3/15/23		45	45,000
5.75%, 11/01/24		52	52,390
IASIS Healthcare LLC/IASIS Capital Corp.,
8.38%, 5/15/19		64	61,280
MEDNAX, Inc., 5.25%, 12/01/23 (a)		49	49,980
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (a)		224	240,828
NewCo Sab MidCo SASU, 5.38%, 4/15/25	EUR	100	106,686
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (a)	USD	135	144,045
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (a)		75	79,313
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	100	114,889
Team Health Holdings, Inc., 6.38%, 2/01/25 (a)	USD	238	233,240
Tenet Healthcare Corp.:
4.63%, 6/15/20 (b)		565	567,825
7.50%, 1/01/22 (a)		50	54,000
6.75%, 6/15/23		359	352,717
WellCare Health Plans, Inc., 5.25%, 4/01/25		24	24,559

			7,695,091
Health Care Technology — 0.0%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/01/25 (a)		53	54,325
Hotels, Restaurants & Leisure — 1.4%
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		786	819,405
Cirsa Funding Luxembourg SA:
5.75%, 5/15/21	EUR	100	113,490
5.88%, 5/15/23		100	112,014
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21		100	107,101
Eagle II Acquisition Co. LLC, 6.00%, 4/01/25 (a)	USD	25	25,750
Gateway Casinos & Entertainment Ltd., 8.25%, 3/01/24 (a)		20	20,250
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24 (a)		59	58,263
HIS Co. Ltd., 0.00%, 8/30/19 (g)(h)	JPY	70,000	631,905
International Game Technology PLC, 4.75%, 2/15/23	EUR	100	115,081
Jacobs Entertainment, Inc., 7.88%, 2/01/24 (a)	USD	63	64,811
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 6/01/24 (a)		36	36,765
MGM Resorts International:
5.25%, 3/31/20		160	168,400

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
6.75%, 10/01/20	USD	467	$513,700
6.63%, 12/15/21		420	464,625
7.75%, 3/15/22		10	11,537
6.00%, 3/15/23		40	43,200
4.63%, 9/01/26		14	13,580
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		67	67,503
NH Hotel Group SA, 3.75%, 10/01/23	EUR	128	141,835
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21	GBP	100	128,420
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	110,622
Resorttrust, Inc., 0.00%, 12/01/21 (g)(h)	JPY	20,000	181,443
Scientific Games International, Inc.:
7.00%, 1/01/22 (a)	USD	722	770,735
10.00%, 12/01/22		261	278,291
Six Flags Entertainment Corp.:
4.88%, 7/31/24 (a)		60	59,400
5.50%, 4/15/27 (a)		40	39,900
Station Casinos LLC, 7.50%, 3/01/21		325	338,000
Stonegate Pub Co. Financing PLC:
4.72%, 3/15/22 (b)	GBP	150	188,816
4.88%, 3/15/22		100	125,916
Thomas Cook Group PLC, 6.25%, 6/15/22	EUR	100	114,423

			5,865,181
Household Durables — 0.3%
CalAtlantic Group, Inc.:
6.25%, 12/15/21	USD	460	502,550
5.88%, 11/15/24		7	7,350
5.25%, 6/01/26		9	8,966
Century Communities, Inc., 6.88%, 5/15/22		150	156,000
Lennar Corp.:
4.13%, 1/15/22		41	41,295
4.88%, 12/15/23		85	86,913
Mattamy Group Corp., 6.88%, 12/15/23 (a)		36	37,350
Tempur Sealy International, Inc., 5.50%, 6/15/26		96	94,656
TRI Pointe Group, Inc., 4.88%, 7/01/21		110	113,300
William Lyon Homes, Inc., 5.88%, 1/31/25 (a)		39	39,293

			1,087,673
Household Products — 0.0%
Spectrum Brands, Inc., 5.75%, 7/15/25		149	157,567
Independent Power and Renewable Electricity Producers — 0.7%
AES Corp., 6.00%, 5/15/26		94	97,290
Calpine Corp.:
5.38%, 1/15/23		40	40,352
5.88%, 1/15/24 (a)		63	66,386
China Yangtze Power International BVI 1 Ltd., 0.00%, 11/09/21 (g)(h)		1,300	1,332,500
Dynegy, Inc.:
7.38%, 11/01/22		280	277,200
5.88%, 6/01/23		10	9,163
7.63%, 11/01/24		40	38,200
8.00%, 1/15/25 (a)		10	9,575
Neerg Energy Ltd., 6.00%, 2/13/22		600	608,973
NRG Energy, Inc., 6.63%, 1/15/27 (a)		232	231,420
NRG Yield Operating LLC, 5.38%, 8/15/24		70	71,050
Pattern Energy Group, Inc., 5.88%, 2/01/24 (a)		39	39,487
TerraForm Power Operating LLC, 6.38%, 2/01/23 (a)(c)		51	52,976

			2,874,572
Industrial Conglomerates — 0.2%
KOC Holding AS, 5.25%, 3/15/23		400	404,904

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Industrial Conglomerates (continued)
Tewoo Group Finance No. 3 Ltd., 4.63%, 4/06/20	USD	200	$198,622

			603,526
Insurance — 0.6%
Alliant Holdings Intermediate LLC, 8.25%, 8/01/23 (a)		75	78,703
Assicurazioni Generali SpA, 5.50%, 10/27/47 (b)	EUR	200	226,407
Credit Agricole Assurances SA, 4.50% (b)(i)		300	325,015
ELM BV for Helvetia Schweizerische Versich-erungsgesellschaft AG, 3.38%, 9/29/47 (b)		100	105,874
Groupama SA, 6.00%, 1/23/27		100	112,548
HUB International Ltd.:
9.25%, 2/15/21 (a)	USD	126	130,007
7.88%, 10/01/21 (a)		255	265,837
Old Mutual PLC, 8.00%, 6/03/21	GBP	100	145,619
Qatar Reinsurance Co. Ltd., 4.95% (b)(i)	USD	700	706,223
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (a)		350	399,875

			2,496,108
Internet & Direct Marketing Retail — 0.2%
Netflix, Inc.:
5.38%, 2/01/21		480	513,000
5.50%, 2/15/22		14	14,875
4.38%, 11/15/26 (a)		157	154,253

			682,128
Internet Software & Services — 0.5%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		500	503,585
Baidu, Inc., 4.13%, 6/30/25		400	415,843
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sàrl/Greeneden U.S. Holdings II LLC, 10.00%, 11/30/24 (a)		55	59,813
GTT Escrow Corp., 7.88%, 12/31/24 (a)		26	26,975
Myriad International Holdings BV, 5.50%, 7/21/25		500	518,500
Tencent Holdings Ltd., 3.80%, 2/11/25		400	408,786

			1,933,502
IT Services — 0.5%
Alliance Data Systems Corp.:
5.88%, 11/01/21 (a)		245	253,575
4.50%, 3/15/22	EUR	156	170,568
APX Group, Inc.:
6.38%, 12/01/19	USD	28	28,805
8.75%, 12/01/20		55	56,925
7.88%, 12/01/22		80	86,400
7.88%, 12/01/22 (a)		60	64,800
First Data Corp.:
7.00%, 12/01/23 (a)		329	352,853
5.00%, 1/15/24 (a)		300	305,250
5.75%, 1/15/24 (a)		544	561,136
Gartner, Inc., 5.13%, 4/01/25 (a)		49	49,919
Sabre GLBL, Inc., 5.25%, 11/15/23 (a)		150	153,375

			2,083,606
Leisure Products — 0.3%
Universal Entertainment Corp., 8.50% (6.00% Cash and 2.50% PIK), 8/24/20 (a)(f)		1,307	1,352,599
Life Sciences Tools & Services — 0.2%
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (a)		108	111,105
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (a)		364	379,470

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services (continued)
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 5/15/22 (a)	USD	261	$242,730
Quintiles IMS, Inc., 3.25%, 3/15/25 (a)	EUR	100	105,920
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (a)	USD	47	48,057

			887,282
Machinery — 0.2%
Allison Transmission, Inc., 5.00%, 10/01/24 (a)		9	9,090
EnPro Industries, Inc., 5.88%, 9/15/22 (a)		31	32,085
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	100	108,547
6.00%, 7/15/22 (a)	USD	398	404,965
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.38%, 12/15/23 (a)		63	66,150
Mercer International, Inc., 6.50%, 2/01/24 (a)		32	32,080
Navistar International Corp., 8.25%, 11/01/21		81	80,999
SPX FLOW, Inc.:
5.63%, 8/15/24 (a)		98	98,857
5.88%, 8/15/26 (a)		53	53,464
Terex Corp., 5.63%, 2/01/25 (a)		112	113,680

			999,917
Marine — 0.0%
CMA CGM SA, 7.75%, 1/15/21	EUR	100	107,455
Media — 3.1%
Altice Luxembourg SA:
7.25%, 5/15/22		100	112,876
7.75%, 5/15/22 (a)	USD	200	212,250
6.25%, 2/15/25	EUR	100	113,615
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)	USD	413	425,906
AMC Entertainment Holdings, Inc., 6.38%, 11/15/24	GBP	100	132,807
AMC Networks, Inc., 5.00%, 4/01/24	USD	135	135,000
Block Communications, Inc., 6.88%, 2/15/25 (a)		80	84,800
Cablevision Systems Corp.:
7.75%, 4/15/18		183	190,777
8.00%, 4/15/20		96	106,320
CBS Radio, Inc., 7.25%, 11/01/24 (a)		80	84,000
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 2/15/23		100	102,750
5.75%, 1/15/24		197	204,880
5.88%, 4/01/24 (a)		40	42,200
5.50%, 5/01/26 (a)		386	399,510
5.13%, 5/01/27 (a)		305	306,525
5.88%, 5/01/27 (a)		36	37,800
Cequel Communications Holdings I LLC/Cequel Capital Corp., 7.75%, 7/15/25 (a)		611	675,537
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.48%, 10/23/45		1,148	1,321,734
5.38%, 5/01/47 (a)		315	316,437
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 3/15/20		21	21,157
Series B, 6.50%, 11/15/22		1,610	1,674,400
CSC Holdings LLC:
10.13%, 1/15/23 (a)		418	484,880
6.63%, 10/15/25 (a)		286	311,025
10.88%, 10/15/25 (a)		200	240,500

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	19

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Media (continued)
DISH DBS Corp.:
6.75%, 6/01/21	USD	101	$109,017
5.00%, 3/15/23		15	15,075
5.88%, 11/15/24		25	26,256
7.75%, 7/01/26		367	426,637
DISH Network Corp., 3.38%, 8/15/26 (a)(g)		93	112,356
Globo Comunicacao e Participacoes SA, 4.84%, 6/08/25 (c)		200	203,400
iHeartCommunications, Inc.:
9.00%, 12/15/19		425	363,587
9.00%, 3/01/21		74	56,240
9.00%, 9/15/22		260	195,325
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	100	119,882
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (a)	USD	30	31,125
MDC Partners, Inc., 6.50%, 5/01/24 (a)		255	243,206
Midcontinent Communications/Midcontinent
Finance Corp.:
6.25%, 8/01/21 (a)		45	46,800
6.88%, 8/15/23 (a)		40	42,550
National CineMedia LLC, 5.75%, 8/15/26		30	30,360
Nexstar Broadcasting, Inc., 5.63%, 8/01/24 (a)		90	91,350
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		70	71,575
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 2/15/24		43	44,935
Radio One, Inc., 7.38%, 4/15/22 (a)		110	114,950
SFR Group SA:
5.38%, 5/15/22	EUR	100	111,223
6.00%, 5/15/22 (a)	USD	490	507,763
7.38%, 5/01/26 (a)		571	588,130
Sirius XM Radio, Inc.:
4.63%, 5/15/23 (a)		35	35,787
5.38%, 4/15/25 (a)		135	138,173
TEGNA, Inc., 5.13%, 10/15/19		40	40,950
Townsquare Media, Inc., 6.50%, 4/01/23 (a)		98	97,877
Tribune Media Co., 5.88%, 7/15/22		160	166,800
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.00%, 1/15/25 (a)		200	204,500
3.50%, 1/15/27	EUR	100	108,094
6.25%, 1/15/29		100	120,687
Univision Communications, Inc., 5.13%, 2/15/25 (a)	USD	319	313,816
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	100	108,558
Videotron Ltd./Videotron Ltee, 5.13%, 4/15/27 (a)	USD	65	65,000
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	150	195,123

			12,884,793
Metals & Mining — 2.4%
Anglo American Capital PLC:
2.50%, 4/29/21	EUR	200	220,830
3.50%, 3/28/22		200	229,650
4.88%, 5/14/25 (a)	USD	200	204,040
ArcelorMittal, 7.75%, 3/01/41		203	227,198
Cliffs Natural Resources, Inc., 8.25%, 3/31/20 (a)		60	64,725
Constellium NV:
7.88%, 4/01/21 (a)		250	266,875
5.75%, 5/15/24 (a)		250	231,250
6.63%, 3/01/25 (a)		250	240,469
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (a)		10	10,300
7.25%, 5/15/22 (a)		165	170,156
7.25%, 4/01/23 (a)		200	202,250

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
7.50%, 4/01/25 (a)	USD	200	$201,500
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (a)		265	303,756
Fortune Star BVI Ltd., 5.25%, 3/23/22		290	293,854
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		642	637,185
3.10%, 3/15/20		910	893,984
4.00%, 11/14/21		91	87,815
3.88%, 3/15/23		416	382,562
5.45%, 3/15/43		396	335,115
Fresnillo PLC, 5.50%, 11/13/23		400	432,000
Hesteel Hong Kong Co. Ltd., 4.25%, 4/07/20		300	303,750
HTA Group Ltd., 9.13%, 3/08/22		250	247,550
Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)		121	136,125
Kinross Gold Corp.:
5.95%, 3/15/24		15	15,863
6.88%, 9/01/41		20	20,250
Novelis Corp.:
6.25%, 8/15/24 (a)		334	348,195
5.88%, 9/30/26 (a)		274	279,823
Nyrstar Netherlands Holdings BV, 6.88%, 3/15/24	EUR	100	106,680
Severstal OAO Via Steel Capital SA, 5.90%, 10/17/22	USD	300	328,692
Steel Dynamics, Inc.:
5.13%, 10/01/21		680	701,250
5.50%, 10/01/24		80	83,600
5.00%, 12/15/26 (a)		10	10,125
Teck Resources Ltd.:
4.50%, 1/15/21		19	19,570
3.75%, 2/01/23		75	72,844
8.50%, 6/01/24 (a)		381	439,579
6.00%, 8/15/40		151	152,133
6.25%, 7/15/41		21	21,787
5.20%, 3/01/42		117	109,980
5.40%, 2/01/43		113	107,633
thyssenkrupp AG, 1.38%, 3/03/22	EUR	75	78,696
United States Steel Corp., 8.38%, 7/01/21 (a)	USD	291	323,010
Vale Overseas Ltd., 6.25%, 8/10/26		300	325,875

			9,868,524
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc., 5.00%, 12/15/21 (a)		290	300,875
Multiline Retail — 0.2%
Dollar Tree, Inc., 5.75%, 3/01/23		376	400,440
JC Penney Corp., Inc.:
8.13%, 10/01/19		34	36,720
6.38%, 10/15/36		29	22,113
7.40%, 4/01/37		44	34,980
SACI Falabella, 4.38%, 1/27/25		400	411,522

			905,775
Oil, Gas & Consumable Fuels — 4.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (a)		41	42,743
Antero Resources Corp.:
5.13%, 12/01/22		28	28,367
5.63%, 6/01/23		15	15,337
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22 (a)		79	81,765
Bukit Makmur Mandiri Utama PT, 7.75%, 2/13/22		425	439,830
California Resources Corp., 8.00%, 12/15/22 (a)		268	217,750

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Co., 6.13%, 10/01/24 (a)	USD	58	$60,320
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		40	40,100
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (a)		371	408,564
Chesapeake Energy Corp.:
6.88%, 11/15/20		68	67,830
8.00%, 12/15/22 (a)		192	201,120
8.00%, 1/15/25 (a)		111	111,000
CONSOL Energy, Inc., 5.88%, 4/15/22		780	771,225
Continental Resources, Inc.:
4.50%, 4/15/23		83	80,769
3.80%, 6/01/24		75	69,750
4.90%, 6/01/44		100	86,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23		45	46,687
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		230	237,475
DCP Midstream Operating LP, 6.75%, 9/15/37 (a)		140	150,500
DEA Finance SA, 7.50%, 10/15/22	EUR	100	112,575
Denbury Resources, Inc.:
9.00%, 5/15/21 (a)	USD	151	159,305
5.50%, 5/01/22		62	48,360
4.63%, 7/15/23		51	37,230
Diamondback Energy, Inc., 5.38%, 5/31/25 (a)		70	71,750
Eclipse Resources Corp., 8.88%, 7/15/23		20	20,400
Empresa Nacional del Petroleo, 3.75%, 8/05/26		400	387,132
Energy Transfer Equity LP, 5.88%, 1/15/24		326	346,375
Energy Transfer Partners LP, 5.15%, 3/15/45		1,000	946,536
Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (a)(g)		86	83,904
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		74	69,760
8.00%, 11/29/24 (a)		128	134,400
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (a)		110	116,050
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		40	40,500
6.75%, 8/01/22		72	74,232
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 9/30/21 (a)		121	125,537
Gulfport Energy Corp., 6.63%, 5/01/23		80	80,900
Halcon Resources Corp., 6.75%, 2/15/25 (a)		238	233,716
Kinder Morgan, Inc., 5.55%, 6/01/45		1,000	1,021,748
Matador Resources Co., 6.88%, 4/15/23 (a)		156	163,020
MEG Energy Corp., 6.50%, 1/15/25 (a)		28	28,000
Murphy Oil Corp.:
4.70%, 12/01/22		84	81,690
6.13%, 12/01/42		19	17,907
Newfield Exploration Co., 5.63%, 7/01/24		32	33,720
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.88%, 10/15/21		71	72,243
7.50%, 11/01/23 (a)		85	87,763
NGPL PipeCo LLC:
7.12%, 12/15/17 (a)		167	171,593
7.77%, 12/15/37 (a)		154	172,480
Oasis Petroleum, Inc., 6.50%, 11/01/21		205	205,513
ONEOK, Inc.:
7.50%, 9/01/23		139	162,305
6.00%, 6/15/35		10	10,350
Parsley Energy LLC/Parsley Finance Corp.:
6.25%, 6/01/24 (a)		71	75,260

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.38%, 1/15/25 (a)	USD	88	$89,100
5.25%, 8/15/25 (a)		40	40,400
Peabody Securities Finance Corp.:
6.00%, 3/31/22 (a)		35	34,803
6.38%, 3/31/25 (a)		37	36,815
Pertamina Persero PT, 4.30%, 5/20/23		300	309,110
QEP Resources, Inc., 5.38%, 10/01/22		111	109,335
Raizen Fuels Finance SA, 5.30%, 1/20/27		300	304,176
Range Resources Corp., 5.00%, 3/15/23 (a)		235	231,475
Reliance Industries Ltd., 4.13%, 1/28/25		500	511,851
Resolute Energy Corp., 8.50%, 5/01/20		107	108,070
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (a)		88	91,960
6.00%, 1/15/19 (a)		35	36,487
5.63%, 4/15/20 (a)		70	73,675
6.88%, 4/15/40 (a)		132	138,270
RSP Permian, Inc.:
6.63%, 10/01/22		102	107,355
5.25%, 1/15/25 (a)		53	53,397
Sabine Pass Liquefaction LLC, 4.20%, 3/15/28 (a)		1,000	987,813
Sanchez Energy Corp., 6.13%, 1/15/23		355	329,263
SemGroup Corp., 6.38%, 3/15/25 (a)		33	32,423
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (a)		3	3,135
6.88%, 6/30/23 (a)		15	15,675
Sinopec Capital 2013 Ltd., 3.13%, 4/24/23		500	494,477
SM Energy Co.:
6.50%, 11/15/21		30	30,750
5.63%, 6/01/25		170	162,690
6.75%, 9/15/26		41	41,333
Southwestern Energy Co., 5.80%, 1/23/20		204	205,913
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, 4/15/25		13	12,935
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (a)		72	72,360
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.38%, 8/01/22		60	61,875
5.13%, 2/01/25 (a)		46	47,380
5.38%, 2/01/27 (a)		27	27,945
Tengizchevroil Finance Co. International Ltd., 4.00%, 8/15/26		800	766,480
Tesoro Corp.:
4.75%, 12/15/23 (a)		155	159,974
5.13%, 12/15/26 (a)		208	218,192
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.50%, 10/15/19		32	33,760
6.25%, 10/15/22		229	241,881
Trinidad Drilling Ltd., 6.63%, 2/15/25 (a)		106	105,867
Tullow Oil PLC:
6.00%, 11/01/20 (a)		200	193,500
6.25%, 4/15/22 (a)		200	187,000
Whiting Petroleum Corp.:
5.00%, 3/15/19		342	341,145
6.25%, 4/01/23		10	9,950
WildHorse Resource Development Corp., 6.88%, 2/01/25 (a)		66	63,030
Williams Cos., Inc., 5.75%, 6/24/44		305	306,525
WPX Energy, Inc.:
6.00%, 1/15/22		85	86,487
8.25%, 8/01/23		125	139,063

			16,204,486

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	21

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Paper & Forest Products — 0.2%
Inversiones CMPC SA, 4.75%, 9/15/24	USD	400	$414,947
Norske Skog AS, 11.75%, 12/15/19	EUR	300	308,199

			723,146
Personal Products — 0.0%
Nature’s Bounty Co., 7.63%, 5/15/21 (a)	USD	179	188,397
Pharmaceuticals — 0.5%
Endo Finance LLC, 5.75%, 1/15/22 (a)		190	172,900
Endo Finance LLC/Endo Finco, Inc., 5.38%, 1/15/23 (a)		75	64,734
Jubilant Pharma Ltd., 4.88%, 10/06/21		500	498,711
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (a)		121	121,151
5.63%, 10/15/23 (a)		87	82,867
5.50%, 4/15/25 (a)		102	93,840
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		49	49,061
7.00%, 10/01/20 (a)		104	94,640
6.38%, 10/15/20 (a)		341	308,605
7.50%, 7/15/21 (a)		10	8,763
6.75%, 8/15/21 (a)		3	2,588
5.63%, 12/01/21 (a)		41	33,005
6.50%, 3/15/22 (a)		84	86,415
5.50%, 3/01/23 (a)		7	5,390
5.88%, 5/15/23 (a)		165	128,081
7.00%, 3/15/24 (a)		132	135,465
6.13%, 4/15/25 (a)		189	145,530

			2,031,746
Real Estate Management & Development — 0.9%
Aroundtown Property Holdings PLC:
3.00%, 5/05/20 (g)	EUR	100	141,618
1.50%, 1/18/21 (g)		100	110,281
China Evergrande Group, 7.00%, 3/23/20	USD	305	312,605
Emaar Sukuk Ltd., 3.64%, 9/15/26		300	286,596
Ezdan Sukuk Co. Ltd., 4.88%, 4/05/22		800	799,040
Guorui Properties Ltd., 7.00%, 3/21/20		200	200,737
Howard Hughes Corp., 5.38%, 3/15/25 (a)		71	70,290
Kaisa Group Holdings Ltd.:
Series B, 7.56% (7.56% Cash or 7.56% PIK), 6/30/20 (f)		164	162,247
Series C, 7.56% (7.56% Cash or 7.56% PIK), 12/31/20 (f)		75	74,743
Series D, 7.56% (7.56% Cash or 7.56% PIK), 6/30/21 (f)		101	100,412
MAF Global Securities Ltd., 4.75%, 5/07/24		400	418,600
Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 6/01/23 (a)		345	337,237
Wanda Properties International Co. Ltd., 7.25%, 1/29/24		400	442,204
Xinhu BVI Holding Co. Ltd., 6.00%, 3/01/20		200	201,739
Xinyuan Real Estate Co. Ltd., 7.75%, 2/28/21		200	197,988

			3,856,337
Road & Rail — 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (a)		195	188,302
5.50%, 4/01/23		17	16,426
6.38%, 4/01/24 (a)		54	54,067
Avis Budget Finance PLC:
4.13%, 11/15/24	EUR	200	207,600
4.50%, 5/15/25		100	103,896

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)	USD	286	$294,580
Hertz Corp.:
4.25%, 4/01/18		52	51,740
5.88%, 10/15/20		2	1,925
5.50%, 10/15/24 (a)		97	84,269
Hertz Holdings Netherlands BV, 4.13%, 10/15/21	EUR	200	212,827
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (a)	USD	77	80,080
Transnet SOC Ltd., 4.00%, 7/26/22		400	382,898

			1,678,610
Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		29	32,117
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27 (a)		1,305	1,311,880
Micron Technology, Inc.:
5.25%, 8/01/23 (a)		101	103,525
5.50%, 2/01/25		10	10,375
5.63%, 1/15/26 (a)		44	46,310
Series G, 3.00%, 11/15/43 (g)		200	224,125
Microsemi Corp., 9.13%, 4/15/23 (a)		13	14,934
NXP BV/NXP Funding LLC:
4.13%, 6/01/21 (a)		306	317,475
4.63%, 6/01/23 (a)		200	211,750
Versum Materials, Inc., 5.50%, 9/30/24 (a)		42	43,417

			2,315,908
Software — 0.5%
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		414	417,105
Infor U.S., Inc., 6.50%, 5/15/22		520	534,352
Informatica LLC, 7.13%, 7/15/23 (a)		51	49,597
Nuance Communications, Inc., 5.63%, 12/15/26 (a)		36	36,810
Rackspace Hosting, Inc., 8.63%, 11/15/24 (a)		183	192,827
RP Crown Parent LLC, 7.38%, 10/15/24 (a)		100	104,250
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		244	258,181
Symantec Corp., 5.00%, 4/15/25 (a)		45	46,144
TIBCO Software, Inc., 11.38%, 12/01/21 (a)		235	260,263
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.50%, 2/01/23	EUR	100	112,014
10.50%, 2/01/24 (a)	USD	200	211,500

			2,223,043
Specialty Retail — 0.5%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		225	232,313
GOME Electrical Appliances Holding Ltd., 5.00%, 3/10/20		350	354,909
Group 1 Automotive, Inc., 5.00%, 6/01/22		300	302,250
L Brands, Inc.:
6.63%, 4/01/21		470	512,817
6.88%, 11/01/35		108	104,220
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)		92	55,395
Penske Automotive Group, Inc.:
5.75%, 10/01/22		490	507,150
5.38%, 12/01/24		140	140,350
Sonic Automotive, Inc., 6.13%, 3/15/27 (a)		28	28,035

			2,237,439

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals — 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
7.13%, 6/15/24 (a)	USD	368	$406,816
8.35%, 7/15/46 (a)		500	645,748
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (a)		76	75,003
Western Digital Corp.:
7.38%, 4/01/23 (a)		393	430,826
10.50%, 4/01/24		35	41,256

			1,599,649
Textiles, Apparel & Luxury Goods — 0.0%
Levi Strauss & Co., 3.38%, 3/15/27	EUR	100	106,947
Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (a)	USD	422	425,165
MGIC Investment Corp., 5.75%, 8/15/23		55	58,025
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)		45	45,844

			529,034
Trading Companies & Distributors — 0.9%
Aircastle Ltd., 5.50%, 2/15/22		197	211,283
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (a)		128	133,120
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 3/15/24 (a)		289	295,864
HD Supply, Inc.:
5.25%, 12/15/21 (a)		895	940,869
5.75%, 4/15/24 (a)		151	158,822
Herc Rentals, Inc.:
7.50%, 6/01/22 (a)		92	97,750
7.75%, 6/01/24 (a)		174	185,745
Iwatani Corp., 0.00%, 10/22/20 (g)(h)	JPY	80,000	758,107
Loxam SAS:
3.50%, 4/15/22	EUR	100	107,320
3.50%, 5/03/23		100	106,680
Rexel SA:
3.50%, 6/15/23		200	221,362
2.63%, 6/15/24		125	131,342
United Rentals North America, Inc.:
6.13%, 6/15/23	USD	7	7,315
5.75%, 11/15/24		115	119,887
5.50%, 7/15/25		42	43,260

			3,518,726
Transportation Infrastructure — 0.1%
Silk Bidco AS, 7.50%, 2/01/22	EUR	100	114,638
Swissport Investments SA, 6.75%, 12/15/21		100	115,428

			230,066
Wireless Telecommunication Services — 1.1%
Matterhorn Telecom Holding SA, 4.88%, 5/01/23		159	168,986
Matterhorn Telecom SA:
3.88%, 5/01/22		100	108,017
3.25%, 2/01/23 (b)		165	175,142
Play Topco SA, 5.38% (5.38% Cash or 5.38% PIK), 9/15/22 (f)		117	124,499
SoftBank Group Corp., 4.00%, 7/30/22		100	116,282
Sprint Capital Corp.:
6.90%, 5/01/19	USD	280	298,900
6.88%, 11/15/28		530	559,813
Sprint Communications, Inc.:
9.00%, 11/15/18 (a)		745	811,119
7.00%, 3/01/20 (a)		32	34,880
7.00%, 8/15/20		28	30,065

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
Sprint Corp.:
7.88%, 9/15/23	USD	256	$283,520
7.13%, 6/15/24		505	539,087
T-Mobile USA, Inc.:
6.63%, 4/28/21		240	248,040
4.00%, 4/15/22		565	574,181
6.73%, 4/28/22		208	215,197
6.00%, 3/01/23		95	101,441
5.13%, 4/15/25		55	56,925
5.38%, 4/15/27		33	34,073

			4,480,167
Total Corporate Bonds — 37.2%			152,424,326

Floating Rate Loan Interests (b)
Advertising — 0.1%
Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18		296	294,145
Aerospace & Defense — 0.3%
B/E Aerospace, Inc., Term Loan, 4.00% - 4.06%, 12/16/21		232	231,492
Engility Corp. (FKA TASC, Inc.):
Term B1 Loan, 4.03%, 8/12/20		29	28,625
Term B2 Loan, 4.75%, 8/14/23		53	53,245
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		70	68,604
TransDigm, Inc.:
Tranche E Term Loan, 3.98% - 4.15%, 5/14/22		99	98,261
Tranche F Term Loan, 3.98%, 6/09/23		934	929,145

			1,409,372
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		130	113,549
Ceva Intercompany BV, Dutch BV Term Loan, 6.54%, 3/19/21		132	115,036
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.54%, 3/19/21		27	23,093
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.54%, 3/19/21		177	154,389
XPO Logistics, Inc., Refinanced Term Loan, 3.11%, 11/01/21		267	267,170

			673,237
Airlines — 0.0%
American Airlines, Inc., Class B Term Loan, 3.41%, 12/14/23		179	179,093
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 2.46%, 9/10/18		9	8,275
Term Loan B757-200 (N554), 2.65%, 9/10/18		9	8,274
Term Loan B757-300 (N550), 2.65%, 9/10/18		9	8,275

			203,917
Beverages — 0.0%
Blue Ribbon LLC, 2016-1 New Term Loan (First Lien), 5.00%, 11/15/21		182	171,795

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	23

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Biotechnology — 0.3%
AMAG Pharmaceuticals, Inc., Initial Term Loan, 4.75%, 8/17/21	USD	212	$211,913
Grifols Worldwide Operations Ltd., Tranche B Term Loan, 3.19%, 1/31/25		1,060	1,061,346

			1,273,259
Building Products — 0.3%
Continental Building Products, Inc., Replacement Term Loan, 3.65%, 8/18/23		114	114,093
CPG International, Inc., Term Loan, 4.90%, 9/30/20		467	467,396
Jeld-Wen, Inc., Term B-3 Loan, 4.00%, 7/01/22		315	316,743
Ply Gem Industries, Inc., Term Loan, 4.15%, 2/01/21		276	276,552
Wilsonart LLC, Tranche C Term Loan, 4.65%, 12/19/23		212	214,013

			1,388,797
Capital Markets — 0.1%
Capital Automotive LP, Tranche B-2 Term Loan (First Lien), 3.00%, 3/25/24		135	136,350
Moxie Patriot LLC, Construction B-1 Advances, 6.90%, 12/19/20		89	86,953
SAM Finance Luxembourg S.à r.l. (Santandar), Dollar Term Loan, 4.39%, 12/17/20		81	81,997

			305,300
Chemicals — 0.8%
Ascend Performance Materials Operations LLC, Term B Loan, 6.65%, 8/12/22		339	339,517
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Term B-1 Dollar Loan, 3.65%, 2/01/23		309	311,905
Chemours Co., Tranche B Term Loan, 6.00%, 5/12/22		436	438,497
IPS Intermediate Holdings Corp. (IPS Structural Adhesives Holdings, Inc.), Initial Term Loan (First Lien), 6.25%, 12/20/23		145	145,361
MacDermid, Inc. (Platform Specialty Products Corp.):
Tranche B-4 Term Loan, 5.00%, 6/07/23		416	416,995
Tranche B-5 Term Loan, 4.50%, 6/07/20		210	211,751
Oxea Finance & Cy SCA (Oxea Finance LLC), Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		619	596,682
PQ Corp., First Amendment Tranche B-1 Term Loan, 5.29%, 11/04/22		218	220,576
Road Infrastructure Investment Holdings, Inc., Term Loan (First Lien), 4.50% - 6.50%, 6/13/23		80	80,259
Royal Holdings, Inc.:
2017 Refinancing Term loan (First Lien), 4.40%, 6/20/22		219	220,772
Initial Term Loan (Second Lien), 8.65%, 6/19/23		143	143,567

			3,125,882
Commercial Services & Supplies — 1.1%
Advanced Disposal Services, Inc. (FKA ADS Waste Holdings, Inc.), Additional Term Loan, 3.70%, 11/10/23		563	565,662
Allied Universal Holdco LLC (FKA USAGM Holdco LLC):
Incremental Term Loan, 5.50%, 7/28/22		553	555,466
Initial Loan (Second Lien), 9.54%, 7/28/23		125	126,250

Floating Rate Loan Interests (b)		Par (000)	Value
Commercial Services & Supplies (continued)
Dealer Tire LLC, New Term Loan, 4.94%, 12/22/21	USD	360	$364,002
Erie Acquisition Holdings, Inc. (GCA Services Group, Inc.), Term Loan (First Lien), 5.99-7.75%, 3/01/23		377	377,781
Harland Clarke Holdings Corp. (FKA Clarke American Corp.), Tranche B-6 Term Loan, 5.50%, 2/09/22		25	25,137
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		193	187,605
KAR Auction Services, Inc.:
Tranche B-2 Term Loan, 4.19%, 3/11/21		115	115,620
Tranche B-3 Term Loan, 4.50%, 3/09/23		341	344,294
Livingston International, Inc., Initial Term B-1 Loan (First Lien), 5.50%, 4/18/19		111	109,857
Packers Holdings LLC, Initial Term Loan, 4.80%, 12/02/21		239	241,216
Prime Security Services Borrower LLC (AKA Protection 1 Security Solutions), 2016-2 Refinancing Term B-1 Loan (First Lien), 4.25%, 5/02/22		503	507,531
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.28% - 4.29%, 11/14/19		458	457,288
U.S. Security Associates Holdings, Inc., Initial Term Loan, 6.02%, 7/14/23		184	186,606
Waste Industries USA, Inc., Term B Loan, 3.73%, 2/27/20		437	438,739

			4,603,054
Communications Equipment — 0.1%
Commscope, Inc., Tranche 5 Term Loan (2015), 3.48%, 12/29/22		184	185,378
Riverbed Technology, Inc., First Amendment Term Loan, 4.25%, 4/25/22		347	346,292

			531,670
Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.76% - 4.90%, 11/26/20		601	602,079
CNT Holdings III Corp., Refinancing Term Loan, 4.28%, 1/22/23		191	191,734
Pike Corp., Initial Term Loan (First Lien), 4.75%, 3/08/24		100	101,000
USIC Holdings, Inc., Initial Term Loan (First Lien), 5.17%, 12/08/23		200	200,497

			1,095,310
Construction Materials — 0.2%
Faenza Acquisition GmbH (CeramTec Acquisition Corp.):
Dollar Term B-3 Loan, 4.30%, 8/30/20		48	48,152
Initial Dollar Term B-1 Loan, 4.30%, 8/30/20		157	157,746
Initial Dollar Term B-2 Loan, 4.30%, 8/30/20		18	18,407
Forterra Finance LLC, Senior Lien Term Loan, 4.50%, 10/25/23		80	80,217
Headwaters, Inc., Term B-1 Loan, 4.00%, 3/24/22		124	124,213
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.23%, 11/15/23		319	321,821

			750,556
Containers & Packaging — 0.9%
Anchor Glass Container Corp., Term Loan (First Lien), 4.25%, 12/07/23		90	90,280

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Containers & Packaging (continued)
Berlin Packaging LLC, Initial Term Loan (First Lien), 4.50%, 10/01/21	USD	138	$138,849
Berry Plastics Corp.:
Term I Loan, 3.48% - 3.52%, 10/01/22		531	534,529
Term K Loan, 3.11%, 2/08/20		169	169,526
BWay Holding Co., Term Loan B, 3.25%, 4/03/24		685	682,863
BWay Intermediate Company, Inc., Initial Term Loan (2016), 4.75% - 6.75%, 8/14/23		648	646,756
Flex Acquisition Co., Inc. (AKA Novolex), Initial Term Loan, 4.25%, 12/29/23		130	130,690
Kleopatra Holdings 2 SCA:
Initial German Borrower Dollar Term Loan, 4.40%, 4/28/20		112	112,487
Initial U.S. Dollar Term Loan, 4.40%, 4/28/20		262	263,220
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 3.98%, 2/05/23		560	561,860
Signode Industrial Group Lux SA (Signode Industrial Group U.S., Inc.), Initial Term B Loan, 4.00% - 4.15%, 5/01/21		152	152,239

			3,483,299
Distributors — 0.1%
American Tire Distributors, Inc., Initial Term Loan, 5.25%, 9/01/21		343	343,429
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Effective Date Incremental Term Loan, 3.73% - 5.75%, 11/07/23		334	337,094
CH Hold Corp. (AKA Caliber Collision):
Delayed Draw Term Loan (First Lien), 3.00%, 2/01/24		25	25,187
Initial Term Loan (First Lien), 3.00%, 2/01/24		195	196,195
Initial Term Loan (Second Lien), 7.25%, 2/03/25		60	60,750
Houghton Mifflin Harcourt Co., Term Loan, 4.00%, 5/28/21		425	390,939
ServiceMaster Co. LLC, Tranche C Term Loan, 3.48%, 11/08/23		399	402,615
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.07% - 4.25%, 4/02/20		357	331,555

			1,744,335
Diversified Financial Services — 0.9%
AlixPartners LLP:
2016 Refinancing Term B Loan, 4.00%, 7/28/22		314	314,884
Term Loan B, 3.00%, 3/28/24		435	436,631
Altice Financing SA, March 2017 Refinancing Term Loan, 2.75%, 7/28/25		490	490,000
Camelot U.S. Acquisition 1 Co. (AKA Thomson Reuters Intellectual Property & Science), Initial Term Loan, 4.75%, 10/03/23		711	711,873
Jefferies Finance LLC (JFIN Co-Issuer Corp.) AKA Project Shot Put, Term Loan, 4.56%, 5/14/20		262	260,566
nThrive, Inc. (FKA Precyse Acquisition Corp.), Initial Term Loan (First Lien), 6.50%, 10/20/22		313	314,402
PetCo Animal Supplies, Inc., Term Loan, 4.29%, 1/26/23		222	208,274
SolarWinds Holdings, Inc., 2017 Refinancing Term Loan, 4.50%, 2/03/23		350	350,295

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Financial Services (continued)
TKC Holdings, Inc.:
Initial Term Loan (First Lien), 4.75%, 2/01/23	USD	335	$338,072
Initial Term Loan (Second Lien), 8.50%, 2/01/24		173	173,109
Virgin Media SFA Finance Ltd., J Facility, 3.83%, 1/31/26	GBP	94	118,025

			3,716,131
Diversified Telecommunication Services — 2.1%
Avaya, Inc.:
Term B-7 Loan, 6.28%, 5/29/20 (e)(j)	USD	291	231,360
Term Facility, 8.50%, 1/24/18		70	71,925
Colorado Buyer, Inc. (AKA Cyxtera Technologies), Term Loan B, 3.00%, 3/15/24		290	291,450
Consolidated Communications, Inc.:
2016 Incremental Term Loan, 3.00%, 10/05/23		110	110,413
Initial Term Loan, 4.00%, 10/05/23		149	149,863
Hawaiian Telcom Communications, Inc., Term Loan, 5.29%, 6/06/19		167	166,924
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.89%, 6/30/19		1,072	1,048,870
Level 3 Financing, Inc., Tranche B 2024 Term Loan, 3.23%, 2/22/24		2,230	2,232,787
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.40%, 4/13/20		739	741,791
New LightSquared LLC, Loan, 9.85%, 6/15/20		1,280	1,250,378
Numericable U.S. LLC, USD TLB-10 Term Loan, 4.29%, 1/14/25		228	228,300
Telesat Canada, Term B-4 Loan, 4.15%, 11/17/23		128	128,910
Virgin Media Bristol LLC, I Facility, 3.66%, 1/31/25		795	796,741
Zayo Group LLC (Zayo Capital, Inc.), 2017 Incremental Refinancing B-2 Term Loan, 3.50%, 1/19/24		905	908,140
Ziggo Secured Finance Partnership, Term Loan E Facility, 3.41%, 4/15/25		395	394,340

			8,752,192
Electric Utilities — 0.4%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), 2016 Additional Term Loan (DIP), 4.30%, 6/30/17		981	979,573
Texas Energy Future Holdings LP, Term Loan (First Lien) 5.03%, 10/10/17		815	8
Vistra Operations Co. LLC (FKA Tex Operations Co. LLC):
Initial Term C Loan, 3.73%, 8/04/23		161	160,988
Initial Term Loan, 3.73%, 8/04/23		706	704,278

			1,844,847
Electrical Equipment — 0.1%
Vertiv Group Corp. (FKA Cortes NP Acquisition Corp.), Term B Loan, 5.00% - 5.04%, 11/30/23		529	533,938
Electronic Equipment, Instruments & Components — 0.1%
CPI Acquisition, Inc., Term Loan (First Lien), 5.83%, 8/17/22		28	26,214
Dell International LLC (EMC Corp.), Facility B2, 3.49%, 9/07/23		439	440,362

			466,576

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	25

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Energy Equipment & Services — 0.2%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.06%, 3/31/21	USD	664	$473,672
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		117	78,734
Seventy Seven Operating LLC, Term Loan, 3.98%, 6/25/20		63	62,377
Weatherford International Ltd., Loan, 3.29%, 7/13/20		296	289,715

			904,498
Equity Real Estate Investment Trusts (REITs) — 0.4%
Communications Sales & Leasing, Inc. (CSL Capital LLC), Shortfall Term Loan, 4.00%, 10/24/22		216	215,355
ESH Hospitality, Inc., Repriced Term Loan, 3.48%, 8/30/23		154	154,920
GEO Group, Inc., Term Loan, 2.25%, 3/22/24		340	341,489
MGM Growth Properties Operating Partnership LP, Term B Loan, 3.48%, 4/25/23		545	547,558
RHP Hotel Properties LP, Tranche B Term Loan, 3.74%, 1/15/21		292	294,058

			1,553,380
Food & Staples Retailing — 0.7%
Albertson’s LLC:
2016-2 Term B-4 Loan, 3.98%, 8/25/21		508	510,421
2016-2 Term B-5 Loan, 4.40%, 12/21/22		195	196,133
BJ’s Wholesale Club, Inc.:
Initial Term Loan (Second Lien), 8.50%, 2/03/25		260	253,240
Tranche B Term Loan (First Lien), 4.75%, 2/03/24		430	419,710
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		215	215,269
Tranche 2 Term Loan (Second Lien), 4.88%, 6/21/21		590	590,737
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Initial Term Loan, 3.73%, 6/27/23		603	608,301

			2,793,811
Food Products — 0.7%
Chobani LLC (Chobani Idaho LLC), Closing Date Term Loan (First Lien), 5.25%, 10/09/23		379	382,409
Dole Food Co., Inc.:
Term Loan B, 3.00%, 3/22/24		180	181,080
Tranche B Term Loan, 4.50% - 6.50%, 11/01/18		254	254,102
Hostess Brands LLC, 2016 Refinancing Term B Loan (First Lien), 4.00%, 8/03/22		658	663,660
JBS USA LUX SA (FKA JBS USA LLC), Initial Term Loan, 3.29%, 10/30/22		470	471,471
Pinnacle Foods Finance LLC, Initial Term Loan, 2.81%, 2/02/24		613	615,622
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 8.50%, 5/01/19		113	110,902
Term B Loan (Second Lien), 10.75%, 10/01/19		200	178,666

			2,857,912
Gas Utilities — 0.1%
Samchully Midstream 3 LLC, Initial Term Loan, 5.90%, 10/20/21		367	359,442
Health Care Equipment & Supplies — 0.6%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		425	425,340

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Equipment & Supplies (continued)
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B7, 4.00%, 1/17/22	USD	410	$412,986
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		677	654,124
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/17/18		396	391,163
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		451	447,753

			2,331,366
Health Care Providers & Services — 1.3%
Acadia Healthcare Co., Inc., Tranche B-2 Term Loan, 3.98%, 2/16/23		412	413,905
ADMI Corp. (AKA Aspen Dental), Initial Term Loan, 4.77% - 4.90%, 4/29/22		251	252,878
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 4.75%, 6/07/23		551	557,749
CHS/Community Health Systems, Inc.:
2019 Term A Loan, 3.48% - 3.55%, 1/25/19		380	379,539
Incremental 2019 Term G Loan, 3.75% - 3.80%, 12/31/19		221	219,200
Incremental 2021 Term H Loan, 3.00%, 1/27/21		65	64,074
Curo Health Services Holdings, Inc., Term B Loan (First Lien), 5.79%, 2/07/22		83	83,376
DaVita Inc. (FKA DaVita HealthCare Partners, Inc.), Tranche B Term Loan, 3.73%, 6/24/21		231	233,348
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.15%, 12/01/23		718	723,587
MPH Acquisition Holdings LLC, Initial Term Loan, 4.90%, 6/07/23		416	420,935
National Mentor Holdings, Inc., Tranche B Term Loan, 4.40%, 1/31/21		146	146,107
NVA Holdings, Inc., Term B-2 Loan (First Lien), 4.50%, 8/14/21		107	108,267
Press Ganey Holdings, Inc.:
Term B Loan (First Lien), 4.25%, 10/23/23		200	199,875
Term B Loan (Second Lien), 8.25%, 10/21/24		135	137,531
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 4.75%, 11/03/20		292	294,665
Team Health Holdings, Inc., Initial Term Loan, 3.75%, 2/06/24		500	496,040
U.S. Renal Care, Inc., Initial Term Loan (First Lien), 5.40%, 12/30/22		259	242,501
Vizient, Inc., Term B-2 Loan, 5.00%, 2/13/23		505	508,777

			5,482,354
Health Care Technology — 0.3%
Change Healthcare Holdings, Inc. (FKA Emdeon, Inc.), Closing Date Term Loan, 2.75%, 3/01/24		1,105	1,106,381
Hotels, Restaurants & Leisure — 1.6%
Amaya Holdings BV:
Initial Term B Loan (Second Lien), 8.15%, 8/01/22		297	296,996
Initial Term B-3 Loan (First Lien), 4.65%, 8/01/21		479	480,259
AMF Bowling Centers, Inc., Term B Loan (First Lien), 6.00%, 9/19/23		410	411,990
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons):
Term B-3 Loan, 3.25% - 3.40%, 2/16/24		826	826,287
Term Loan B3, 2.25%, 2/16/24		340	340,143

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Bass Pro Group LLC:
Asset-Sale Term Loan, 5.90%, 6/08/18	USD	165	$165,310
Initial Term Loan, 5.97%, 12/15/23		78	75,027
Boyd Gaming Corp., Term Loan B, 2.50%, 9/15/23		320	321,549
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		1,001	1,005,501
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan, 4.23%, 8/06/21		365	366,207
Eldorado Resorts, Inc.:
Initial Term Loan, 4.25%, 7/25/22		373	371,598
Term Loan B, 2.25%, 3/15/24		591	589,523
Four Seasons Holdings, Inc., Term Loan (First Lien) 2013, 4.15%, 11/30/23		55	55,411
Gateway Casinos & Entertainment Ltd., Initial Tranche B-1 Term Loan, 4.80%, 2/22/23		75	75,750
Hilton Worldwide Finance LLC, Series B-2 Term Loan, 2.98%, 10/25/23		262	263,972
KFC Holding Co. (AKA Yum! Brands), Term B Loan, 2.98%, 6/16/23		423	424,727
La Quinta Intermediate Holdings LLC, Initial Term Loan, 3.77%, 4/14/21		106	106,336
Scientific Games International, Inc., Initial Term B-3 Loan, 4.85% - 4.94%, 10/01/21		397	401,658
Station Casinos LLC, Term B Facility Loan, 3.45%, 6/08/23		141	141,403

			6,719,647
Household Durables — 0.2%
Serta Simmons Bedding LLC:
Initial Term Loan (First Lien), 4.54%, 11/08/23		491	491,852
Initial Term Loan (Second Lien), 9.04%, 11/08/24		280	280,932

			772,784
Household Products — 0.1%
Spectrum Brands Canada, Inc., 2016 Replacement USD Term Loan, 3.35% - 3.51%, 6/23/22		366	368,406
Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp.:
Term Loan (2015), 3.90%, 1/15/23		415	416,305
Term Loan USD, 2.74%, 11/30/17		98	98,212
Dynegy, Inc., Tranche C-1 Term Loan, 4.25%, 6/27/23		600	601,158
Exgen Texas Power LLC, Term Loan, 5.90%, 9/18/21		281	182,291
Granite Acquisition, Inc.:
Term B Loan (First Lien), 5.15%, 12/17/21		388	391,438
Term C Loan (First Lien), 5.15%, 12/17/21		17	17,620

			1,707,024
Insurance — 0.8%
AmWINS Group, Inc., Term Loan (First Lien), 3.75%, 1/25/24		309	309,225
AssuredPartners, Inc., 2016 Refinancing Term Loan, 5.25%, 10/21/22		501	504,480
Asurion LLC (FKA Asurion Corp.), Replacement B-4 Term Loan, 4.25%, 8/04/22		565	567,750
HUB International Ltd., Initial Term Loan, 4.03%, 10/02/20		418	419,608
Sedgwick Claims Management Services, Inc.:
2016 New Term Loan, 4.40%, 3/01/21		197	197,250
Initial Loan (Second Lien), 6.75%, 2/28/22		560	558,600

Floating Rate Loan Interests (b)		Par (000)	Value
Insurance (continued)
Solera LLC (Solera Finance, Inc.), Dollar Term Loan, 4.25%, 3/03/23	USD	555	$557,048

			3,113,961
Internet Software & Services — 0.3%
Cotiviti Corp. (Cotiviti Domestic Holdings, Inc.), Initial Term B Loan (First Lien), 3.90%, 9/28/23		426	425,918
Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Initial Term Loan, 3.41%, 2/15/24		268	268,118
GTCR Valor Companies, Inc., Initial Term Loan (First Lien), 7.15%, 6/16/23		402	403,615
Hyland Software, Inc., Term-1 Loan (First Lien), 3.25%, 7/01/22		48	48,514

			1,146,165
IT Services — 1.1%
First Data Corp.:
2021C New Dollar Term Loan, 3.98%, 3/24/21		1,387	1,397,269
2022C New Dollar Term Loan, 3.98%, 7/08/22		187	187,951
IG Investments Holdings LLC, Extended Tranche B Term Loan, 6.15%, 10/31/21		454	457,722
Neustar, Inc.:
Term Loan B1, 3.25%, 9/02/19		68	69,241
Term Loan B2, 3.75%, 3/01/24		187	188,684
Optiv, Inc.:
Initial Term Loan (First Lien), 4.25%, 2/01/24		630	632,759
Initial Term Loan (Second Lien), 8.25%, 1/31/25		167	169,349
Sabre GLBL, Inc. (FKA Sabre, Inc.), 2017 Incremental Term Loan, 3.73%, 2/22/24		350	352,466
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.41%, 10/14/23		207	208,613
WEX, Inc., Term B Loan, 4.48%, 6/30/23		650	657,167

			4,321,221
Leisure Products — 0.0%
Leslie’s Poolmart, Inc., Tranche B-1 Term Loan, 4.77%, 8/16/23		100	99,799
Life Sciences Tools & Services — 0.7%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.40%, 3/11/21		974	973,627
InVentiv Group Holdings, Inc., Initial Term Loan, 4.80%, 11/09/23		535	536,330
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25% - 4.40%, 8/18/22		875	877,208
Quintiles IMS, Inc., Term B-1 Dollar Loan, 2.91% - 3.15%, 3/07/24		137	137,717
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.40%, 5/15/22		422	422,029

			2,946,911
Machinery — 1.0%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.15%, 12/13/19		812	760,830
Ameriforge Group, Inc., Initial Term Loan (Second Lien), 8.75%, 12/21/20		90	8,505
Filtration Group Corp., Term Loan (First Lien), 4.30%, 11/23/20		575	578,474
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		230	216,257

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	27

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Machinery (continued)
Gardner Denver, Inc., Initial Dollar Term Loan, 4.25% - 4.57%, 7/30/20	USD	264	$262,832
Gates Global LLC, Initial Dollar Term Loan, 4.40%, 7/06/21		800	800,405
Mueller Water Products, Inc., Initial Loan (2017), 3.48% - 3.65%, 11/25/21		290	291,992
Navistar, Inc., Tranche B Term Loan, 5.00%, 8/07/20		284	286,400
RBS Global, Inc. (Rexnord LLC), Term B Loan Refinancing (First Lien), 3.79% - 3.90%, 8/21/23		429	429,762
Safway Group Holding LLC, Initial Term Loan, 5.75%, 8/21/23		453	457,393
Welbilt, Inc. (FKA Manitowoc Foodservice, Inc.), Term B Loan, 4.00%, 3/03/23		28	27,741

			4,120,591
Media — 2.2%
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), 4.25%, 7/23/21		239	236,278
A-L Parent LLC (AKA Learfield Communications), Initial Term Loan (First Lien), 4.25%, 12/01/23		304	306,750
Altice France SA (Numericable-SFR SA), Term B-7 Loan (USD), 5.29%, 1/15/24		203	203,216
Altice U.S. Finance I Corp.:
2016 Refinancing Term Loan, 3.98%, 1/15/25		532	531,300
Term Loan B, 2.25%, 7/28/25		385	384,399
AMC Entertainment Holdings, Inc. (FKA AMC Entertainment, Inc.), 2016 Incremental Term Loan, 3.73%, 12/15/23		175	176,423
CBS Radio, Inc.:
Term B Loan, 4.50%, 10/17/23		239	241,032
Term B-1 Loan, 2.75%, 10/17/23		70	70,350
Charter Communications Operating LLC (AKA CCO Safari LLC):
Term H-1 Loan, 2.99%, 1/15/22		123	122,747
Term I-1 Loan, 3.23%, 1/15/24		707	710,320
Creative Artists Agency LLC, Refinancing Term Loan, 3.50%, 2/15/24		379	384,027
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)):
2016 Extended Term Loan, 3.94%, 10/11/24		721	718,780
Term Loan B, 2.25%, 7/15/25		197	196,821
Entercom Radio LLC, Term B Loan, 4.50% - 6.50%, 11/01/23		129	129,424
Gray Television, Inc., Term B-2 Loan, 3.33%, 2/07/24		270	270,737
GTT Communications, Inc., Term Loan, 5.00%, 1/09/24		86	86,857
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.):
Tranche D Term Loan, 7.73%, 1/30/19		699	599,181
Tranche E Term Loan, 8.48%, 7/30/19		250	213,500
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), 4.52%, 1/07/22		255	253,832
Live Nation Entertainment, Inc., Term B-2 Loan, 3.50%, 10/31/23		106	107,063
Mission Broadcasting, Inc., Term B Loan (First Lien), 3.94%, 1/17/24		83	83,322
Nexstar Broadcasting, Inc., Term B Loan (First Lien), 4.25%, 1/17/24		853	859,438
Telenet Financing USD LLC, Term Loan AF Facility, 3.91%, 1/31/25		695	695,090
Trader Corp., Term Loan (First Lien), 4.25%, 8/09/23		105	105,263

Floating Rate Loan Interests (b)		Par (000)	Value
Media (continued)
Tribune Media Co. (FKA Tribune Co.), Term C Loan, 3.98%, 1/26/24	USD	527	$529,507
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan, 3.75%, 3/15/24		670	665,839
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC), Term Loan (First Lien), 3.25%, 5/06/21		60	60,214

			8,941,710
Metals & Mining — 0.1%
WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP), Initial Term Loan (First Lien), 6.50%, 9/29/23		219	220,268
Multiline Retail — 0.2%
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		149	130,826
Hudson’s Bay Co., Initial Term Loan, 4.25%, 9/30/22		581	555,964

			686,790
Multi-Utilities — 0.0%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.40%, 11/06/20		45	44,775
Oil, Gas & Consumable Fuels — 1.1%
Bronco Midstream Funding LLC, Term Loan, 5.06%, 8/17/20		344	344,868
California Resources Corp.:
Loan, 11.38%, 12/31/21		375	413,749
Term Loan, 3.98%, 9/24/19		388	376,041
Chesapeake Energy Corp., Class A Loan, 8.55%, 8/23/21		590	627,613
CITGO Holding, Inc., Term Loan, 9.65%, 5/12/18		362	367,415
Energy Transfer Equity LP, Loan, 3.54%, 2/02/24		476	474,123
Gavilan Resources LLC, Initial Term Loan (Second Lien), 7.00%, 3/01/24		470	464,125
Linn Energy Holdco II LLC, Term Loan, 8.33%, 2/27/21		36	36,410
MEG Energy Corp., Initial Term Loan, 4.54%, 12/31/23		456	455,955
Peabody Energy Corp., Exit Term Loan (First Lien), 4.50%, 2/08/22		135	134,831
Ultra Resources, Inc., Revolving Credit, 4.75%, 10/06/16 (e)(j)		174	178,133
Veresen Midstream LP, Tranche B-2 Term Loan, 4.50%, 3/31/22		442	446,298

			4,319,561
Paper & Forest Products — 0.0%
Unifrax I LLC, Term Loan B (First Lien), 5.00%, 4/15/24		135	135,675
Personal Products — 0.0%
Revlon Consumer Products Corp., Initial Term B Loan, 4.48%, 9/07/23		174	173,927
Pharmaceuticals — 0.9%
Akorn, Inc., Loan, 5.25%, 4/16/21		306	309,135
Alpha 3 BV (AKA Atotech), Initial Term B-1 Loan, 4.15%, 1/31/24		170	170,320
Capsugel Holdings U.S., Inc., New Dollar Term Loan, 4.00%, 7/31/21		391	390,639
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 3.75%, 5/20/21		636	642,262
Endo Luxembourg Finance Co. I S.à r.l., 2015 Incremental Term B Loan, 4.00%, 9/26/22		210	209,351

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Pharmaceuticals (continued)
Mallinckrodt International Finance SA, 2017 Term B Loan, 3.90%, 9/24/24	USD	285	$284,644
Prestige Brands, Inc., Term B-4 Loan, 3.73%, 1/26/24		451	454,407
RPI Finance Trust, Term B-5 Term Loan, 3.65%, 10/14/22		460	460,832
Valeant Pharmaceuticals International, Inc., Series F Tranche B Term Loan, 5.57%, 4/01/22		827	828,937

			3,750,527
Professional Services — 0.5%
DTI Holdco, Inc., Initial Term Loan, 6.25% - 6.29%, 10/02/23		333	328,127
Employbridge LLC (FKA Koosharem LLC), Term Loan, 7.65%, 5/15/20		165	153,747
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.90%, 1/15/21		374	375,472
Sterling Midco Holdings, Inc. (FKA Sterling Holdings Ultimate Parent, Inc.), Initial Term Loan (First Lien), 5.40%, 6/20/22		282	283,627
Trans Union LLC, 2016 Incremental Term B-2 Commitment, 3.48%, 4/09/23		743	747,153

			1,888,126
Real Estate Management & Development — 0.3%
CityCenter Holdings LLC, Term B Loan, 3.73%, 10/16/20		403	406,978
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.) (AKA Cushman & Wakefield), 2015-1 Additional Term Loan (First Lien), 4.29% - 4.40%, 11/04/21		413	415,491
Realogy Group LLC (FKA Realogy Corp.), Initial Term B Loan, 3.23%, 7/20/22		326	329,233

			1,151,702
Road & Rail — 0.0%
SIRVA Worldwide, Inc., Tranche B Loan, 7.55% - 7.66%, 11/22/22		127	125,416
Semiconductors & Semiconductor Equipment — 0.1%
Cavium, Inc., Term B-1 Loan, 3.23%, 8/16/22		52	52,675
Microsemi Corp., Closing Date Term B Loan, 3.23%, 1/15/23		238	238,775
ON Semiconductor Corp., Term B Loan (First Lien), 3.23%, 3/31/23		214	214,463

			505,913
Software — 2.1%
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.15%, 1/25/21		210	211,116
Initial Term Loan (Second Lien), 7.65%, 1/24/22		99	99,501
Aptean, Inc., Initial Term Loan (First Lien), 6.00%, 12/20/22		135	137,025
BMC Software Finance, Inc., Initial U.S. Term Loan, 5.00%, 9/10/20		574	574,181
CCC Information Services, Inc.:
Term B Loan (First Lien), 4.25%, 4/15/24		285	286,069
Term B Loan (Second Lien), 8.00%, 4/15/25		90	90,900
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-6 Term Loan, 3.90%, 2/01/22		673	670,647
Informatica Corp., Dollar Term Loan, 4.65%, 8/05/22		623	619,303
Information Resources, Inc. (FKA Symphonyiri Group, Inc.), Initial Term Loan (First Lien), 5.25%, 1/18/24		175	176,915

Floating Rate Loan Interests (b)		Par (000)	Value
Software (continued)
Ivanti Software, Inc. (FKA LANDesk Group, Inc.), Term Loan (First Lien), 5.25%, 1/20/24	USD	90	$90,394
Kronos, Inc.:
Initial Term Loan (First Lien), 5.03%, 11/01/23		364	365,948
Initial Term Loan (Second Lien), 9.28%, 11/01/24		365	376,180
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.54%, 10/11/21		275	275,173
Initial Term Loan, 4.54%, 10/13/20		215	216,658
Rackspace Hosting, Inc., Term B Loan (First Lien), 4.53%, 11/03/23		579	582,085
RP Crown Parent LLC, Initial Term Loan, 4.50%, 10/12/23		466	468,786
Sophia LP, Term B Loan, 4.25%, 9/30/22		534	533,842
SS&C Technologies Holdings, Inc.:
2017 Refinancing New Term B-1 Loan, 3.23%, 7/08/22		930	934,572
2017 Refinancing New Term B-2 Loan, 3.23%, 7/08/22		80	79,891
Synchronoss Technologies, Inc., Initial Term Loan, 4.08%, 1/19/24		430	427,205
TIBCO Software, Inc., Term B Loan, 5.50%, 12/04/20		394	397,847
Veritas U.S., Inc., Initial Dollar Term B-1 Loan, 6.77%, 1/27/23		566	560,155
VF Holding Corp., Term B-1 Loan (First Lien), 4.25%, 6/30/23		587	589,463

			8,763,856
Specialty Retail — 0.6%
Academy Ltd., Initial Term Loan, 5.00% - 5.04%, 7/01/22		323	237,994
Coinstar LLC, Term B Loan (First Lien), 5.25%, 9/27/23		221	223,159
Harbor Freight Tools USA, Inc., Initial Loan (2016), 4.23%, 8/18/23		332	331,224
Michaels Stores, Inc., 2016 New Replacement Term B-1 Loan, 3.75%, 1/30/23		519	516,949
National Vision, Inc., Initial Term Loan (First Lien), 4.00%, 3/12/21		591	590,130
Neiman Marcus Group, Inc., Other Term Loan, 3.25%, 10/25/20		141	113,453
Party City Holdings, Inc., 2016 Replacement Term Loan, 3.86% - 4.03%, 8/19/22		513	510,972

			2,523,881
Technology Hardware, Storage & Peripherals — 0.2%
Oberthur Technologies Holding SAS (FKA OT Frenchco 1 SAS), Facility B1 (USD), 3.75%, 1/10/24		55	55,675
Radiate Holdco LLC (AKA RCN Grande), Closing Date Term Loan, 3.98%, 2/01/24		240	240,934
Western Digital Corp., U.S. Term B-2 Loan, 3.64%, 4/29/23		324	325,399

			622,008
Trading Companies & Distributors — 0.8%
American Builders & Contractors Supply Co., Inc., Restatement Effective Date Term Loan, 3.73%, 10/31/23		425	425,415
Avolon TLB Borrower 1 (U.S.) LLC, Initial Term B-2 Loan, 2.75%, 3/21/22		1,193	1,208,507
Beacon Roofing Supply, Inc., Initial Term Loan, 3.66% - 5.75%, 10/01/22		210	211,296
GYP Holdings III Corp., New Incremental First Lien Term Loan, 4.54%, 4/01/21		237	237,656

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	29

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Trading Companies & Distributors (continued)
HD Supply, Inc., Term B-1 Loan, 3.75%, 8/13/21	USD	469	$472,651
MRC Global (U.S.), Inc. (FKA McJunkin Red Man Corp.), Term Loan, 5.00%, 11/08/19		76	76,348
Nexeo Solutions LLC, Term B Loan, 4.91%, 6/09/23		174	174,992
Solenis International LP (Solenis Holdings 3 LLC) (AKA Ashland Water Technologies), Initial Term Loan (Second Lien), 7.80%, 7/31/22		540	532,915

			3,339,780
Wireless Telecommunication Services — 0.2%
Sprint Communications, Inc., Initial Term Loan, 3.50%, 2/02/24		640	639,546
Total Floating Rate Loan Interests — 28.6%			117,250,155

Foreign Agency Obligations
China — 0.3%
China Railway Construction Corp. Ltd., 1.50%, 12/21/21 (g)	CNH	4,000	585,038
ICBCIL Finance Co. Ltd., 3.38%, 4/05/22	USD	360	360,050
Tewoo Group Finance No. 2 Ltd., 4.50%, 12/16/19		400	397,005

			1,342,093
Colombia — 0.1%
Ecopetrol SA, 4.13%, 1/16/25		500	484,250
France — 0.1%
Areva SA, 4.88%, 9/23/24	EUR	200	217,094
India — 0.1%
Greenko Investment Co., 4.88%, 8/16/23	USD	250	244,693
Indonesia — 0.0%
Lembaga Pembiayaan Ekspor Indonesia, 3.88%, 4/06/24		205	204,693
Mexico — 0.1%
Petroleos Mexicanos, 6.50%, 3/13/27		400	430,300
Mongolia — 0.2%
Trade & Development Bank of Mongolia LLC, 9.38%, 5/19/20		600	640,289
Peru — 0.1%
Corp Financiera de Desarrollo SA, 4.75%, 7/15/25		400	423,200
South Korea — 0.1%
Korea National Oil Corp., 3.38%, 3/27/27		350	350,292
United Arab Emirates — 0.1%
DP World Crescent Ltd., 3.91%, 5/31/23		400	405,592
Total Foreign Agency Obligations — 1.2%			4,742,496

Foreign Government Obligations		Par (000)	Value
Argentina — 0.4%
Republic of Argentina, 5.63%, 1/26/22 (a)	USD	1,495	$1,530,880
Indonesia — 0.2%
Perusahaan Penerbit SBSN Indonesia III, 4.15%, 3/29/27		1,000	1,004,200
Kuwait — 0.1%
State of Kuwait, 3.50%, 3/20/27		200	202,250
Qatar — 0.1%
State of Qatar, 3.25%, 6/02/26		500	496,875
Sri Lanka — 0.5%
Republic of Sri Lanka:
6.85%, 11/03/25		1,500	1,551,486
6.83%, 7/18/26		600	620,167

			2,171,653
Total Foreign Government Obligations — 1.3%			5,405,858

Investment Companies		Shares
iShares J.P. Morgan USD Emerging Markets Bond ETF (k)		70,600	8,027,220
New Millennium Holdco, Inc. (a)		3,880	4,008
Total Investment Companies — 2.0%			8,031,228

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 0.2%
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (a)	USD	621	622,480
Commercial Mortgage-Backed Securities — 3.0%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2016-ISQ, Class E, 3.61%, 8/14/34 (a)(b)		1,000	872,100
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL1, 3.62%, 5/15/29 (a)(b)		1,000	1,004,706
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class D, 3.05%, 1/10/48 (a)(b)		230	161,349
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class D, 2.79%, 4/10/49 (a)		1,000	669,190
Commercial Mortgage Pass-Through Certificates:
Series 2015-CR25, Class D, 3.80%, 8/10/48 (b)		600	462,623
Series 2016-667M, Class D, 3.18%, 10/10/36 (a)(b)		1,000	891,561
Credit Suisse Mortgage Capital Certificates, Series 2014-TIKI, Class D, 3.02%, 9/15/38 (a)(b)		750	744,046

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.49%, 9/10/49 (a)(b)	USD	530	$409,189
GS Mortgage Securities Trust, Series 2015-GC32, Class D, 3.35%, 7/10/48		1,000	769,998
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2017-JP5, Class D, 4.80%, 3/15/50 (a)(b)		990	934,305
Lone Star Portfolio Trust:
Series 2015-LSP, Class D, 4.77%, 9/15/28 (a)(b)		640	648,699
Series 2015-LSP, Class E, 6.51%, 9/15/28 (a)(b)		477	484,092
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.13%, 7/15/50 (a)(b)		1,000	825,191
Series 2015-C25, Class D, 3.07%, 10/15/48		1,000	742,067
VNDO Trust, Series 2016-350P, Class E, 3.90%, 1/10/35 (a)(b)		1,000	920,240
Wells Fargo Commercial Mortgage Trust:
Series 2015-C30, Class C, 4.50%, 9/15/25 (b)		1,000	1,013,282
Series 2016-NXS5, Class D, 4.88%, 1/15/59 (b)		750	714,246

			12,266,884
Interest Only Commercial Mortgage-Backed Securities — 0.2%
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2016-JP3, Class XC, 0.75%, 8/15/49 (a)(b)		8,700	387,150
Series 2016-WPT, Class XCP, 1.20%, 10/15/18 (a)(b)		24,000	434,400

			821,550
Total Non-Agency Mortgage-Backed Securities — 3.4%			13,710,914

Preferred Securities

Capital Trusts
Banks — 4.3%
Allied Irish Banks PLC, 7.38% (b)(i)	EUR	200	225,896
Banco Bilbao Vizcaya Argentaria SA, 7.00% (b)(i)		200	213,200
Banco Popular Espanol SA, 11.50% (b)(i)		200	217,628
Banco Santander SA, 6.25% (b)(i)		300	316,050
Bank of America Corp., Series AA, 6.10% (b)(i)	USD	1,750	1,854,125
Bank of Ireland, 7.38% (b)(i)	EUR	200	228,622
Barclays PLC, 7.25% (b)(i)	GBP	200	252,444
Citigroup, Inc., Series N, 5.80% (b)(i)	USD	650	669,500
Cooperatieve Rabobank UA, 6.63% (b)(i)	EUR	200	231,688
Danske Bank A/S, 5.75% (b)(i)		200	224,173
Erste Group Bank AG, 8.88% (b)(i)		200	238,132
Intesa Sanpaolo SpA:
7.00% (b)(i)		200	215,874
7.75% (b)(i)		200	219,761
JPMorgan Chase & Co.:
Series S, 6.75% (b)(i)	USD	1,250	1,378,125
Series V, 5.00% (b)(i)		2,000	2,022,500
Macquarie Bank Ltd., 6.13% (a)(b)(i)		1,000	1,005,000
National Westminster Bank PLC, Series C, 1.31% (b)(i)		200	161,000
Royal Bank of Scotland Group PLC, 8.63% (b)(i)		845	880,913

Capital Trusts		Par (000)	Value
Banks (continued)
Société Générale SA, 8.88% (b)(i)	GBP	100	$133,277
U.S. Bancorp:
Series I, 5.13% (b)(i)	USD	1,500	1,571,250
Series J, 5.30% (b)(i)		2,805	2,857,594
UniCredit SpA, 9.25% (b)(i)	EUR	200	232,830
Wells Fargo & Co., Series S, 5.90% (b)(i)	USD	2,000	2,088,200

			17,437,782
Capital Markets — 1.7%
Bank of New York Mellon Corp., Series D, 4.50% (b)(i)		2,500	2,365,625
Charles Schwab Corp., Series E, 4.63% (b)(i)		1,635	1,610,475
State Street Corp., Series F, 5.25% (b)(i)		2,500	2,618,750
UBS Group AG, 7.00% (b)(i)		400	430,000

			7,024,850
Chemicals — 0.0%
LANXESS AG, 4.50%, 12/06/76 (b)	EUR	50	57,026
Solvay Finance SA, 5.12% (b)(i)		100	116,542

			173,568
Diversified Financial Services — 0.1%
HBOS Capital Funding LP, 6.85% (i)	USD	100	101,450
Origin Energy Finance Ltd., 4.00%, 9/16/74 (b)	EUR	100	108,281
RZB Finance Jersey IV Ltd., 1.62% (b)(i)		100	102,680

			312,411
Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV, 6.88%, 3/14/73 (b)	GBP	100	137,349
Orange SA:
4.00% (b)(i)	EUR	100	112,327
5.75% (b)(i)	GBP	100	134,686

			384,362
Electric Utilities — 0.1%
Enel SpA:
6.50%, 1/10/74 (b)	EUR	100	115,091
5.00%, 1/15/75 (b)		100	114,009
7.75%, 9/10/75 (b)	GBP	100	139,072
Gas Natural Fenosa Finance BV, 4.13% (b)(i)	EUR	100	110,841

			479,013
Industrial Conglomerates — 0.4%
General Electric Co., Series D, 5.00% (b)(i)	USD	1,500	1,582,500
Insurance — 0.1%
Credit Agricole SA, 6.50% (b)(i)	EUR	200	220,764
Ethias SA, 5.00%, 1/14/26		100	107,070

			327,834
Oil, Gas & Consumable Fuels — 1.0%
Enbridge, Inc., 6.00%, 1/15/77 (b)	USD	650	657,313
Enterprise Products Operating LLC, Series A, 4.74%, 8/01/66 (b)		1,500	1,496,250
Repsol International Finance BV, 4.50%, 3/25/75 (b)	EUR	100	107,992
TOTAL SA, 3.88% (b)(i)		100	113,227
TransCanada Trust, 5.88%, 8/15/76 (b)	USD	1,700	1,804,125

			4,178,907
Transportation Infrastructure — 0.1%
Royal Capital BV, 4.88% (b)(i)		219	213,179

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	31

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Capital Trusts		Par (000)	Value
Wireless Telecommunication Services — 0.1%
Telefonica Europe BV:
4.20% (b)(i)	EUR	200	$223,015
6.50% (b)(i)		100	114,194
6.75% (b)(i)	GBP	200	269,418

			606,627
Total Capital Trusts — 8.0%			32,721,033

Preferred Stocks		Shares
Banks — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15- 12/15/15, cost $53,170) (d)(e)(i)		53,536	52,578
Capital Markets — 0.1%
Morgan Stanley, Series K, 5.85% (b)(i)		22,357	577,928
Total Preferred Stocks — 0.1%			630,506
Total Preferred Securities — 8.1%			33,351,539
Total Long-Term Investments (Cost — $374,085,320) — 92.2%			377,458,745

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (k)(l)	19,853,041	$ 19,853,041
Total Short-Term Securities (Cost — $19,853,041) — 4.8%		19,853,041

Options Purchased
(Cost — $686,003) — 0.0%		123,729
Total Investments — 97.0%		397,435,515
(Cost — $394,624,364)
Other Assets Less Liabilities — 3.0%		12,167,810

Net Assets — 100.0%		$409,603,325

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $53,171, representing 0.01% of its net assets as of period end, and an original cost of $53,763.

(e)	Non-income producing security.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(g)	Convertible security.

(h)	Zero-coupon bond.

(i)	Perpetual security with no stated maturity date.

(j)	Issuer filed for bankruptcy and/or is in default.

(k)	During the six months ended March 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Shares Purchased		Shares Sold	Shares Held at March 31, 2017	Value at March 31, 2017	Income	Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,191,891	5,661,150	[2]	—	19,853,041	$19,853,041	$50,175	$98	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	30,000	100,600		(60,000)	70,600	8,027,220	—	(302,635)	$(19,154)
Total						$27,880,261	$50,175	$(302,537)	$(19,154)

[1]	Includes net capital gain distributions.
[2]	Represents net shares purchased.

(l)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(1)	Euro-Bobl	June 2017	USD	140,605	$ 917
(2)	Euro-Bund	June 2017	USD	344,407	2,815
(2)	Euro-OAT	June 2017	USD	313,725	425
(1)	Long Gilt British	June 2017	USD	159,845	(1,191)
25	U.S. Treasury Bonds (30 Year)	June 2017	USD	3,771,094	9,732
35	U.S. Treasury Bonds (30 Year)	June 2017	USD	5,279,531	22,101
(25)	U.S. Treasury Notes (10 Year)	June 2017	USD	3,114,062	(5,111)
4	U.S. Treasury Notes (10 Year)	June 2017	USD	498,250	995
231	U.S. Treasury Notes (10 Year)	June 2017	USD	28,773,938	(769)

Total	$29,914

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	273,048	GBP	222,000	Credit Suisse International	4/05/17	$ (5,128)
USD	796,158	HKD	6,180,000	Citibank N.A.	4/18/17	598
USD	178,868	JPY	20,500,000	Citibank N.A.	4/18/17	(5,404)
USD	718,951	JPY	82,400,000	Royal Bank of Scotland PLC	4/18/17	(21,732)
USD	1,536,155	JPY	176,120,500	Standard Chartered Bank	4/18/17	(46,969)
USD	288,832	EUR	270,000	Barclays Bank PLC	4/19/17	549
USD	17,761,199	EUR	16,680,000	Barclays Bank PLC	4/19/17	(48,240)
USD	96,756	EUR	90,000	Citibank N.A.	4/19/17	662
USD	117,075	EUR	110,000	Citibank N.A.	4/19/17	(373)
USD	248,966	EUR	230,000	Citibank N.A.	4/19/17	3,393
USD	894,621	EUR	840,000	Citibank N.A.	4/19/17	(2,257)
USD	333,818	EUR	310,000	JPMorgan Chase Bank N.A.	4/19/17	2,827
USD	205,721	EUR	190,000	Morgan Stanley & Co. International PLC	4/19/17	2,856
USD	3,120,021	GBP	2,570,000	Barclays Bank PLC	4/19/17	(101,369)
USD	277,023	GBP	222,000	Morgan Stanley & Co. International PLC	5/04/17	(1,344)
USD	565,471	CNH	3,956,262	Barclays Bank PLC	6/14/17	(6,863)
USD	534,297	HKD	4,145,000	Deutsche Bank AG	6/14/17	73
USD	265,698	HKD	2,060,220	Standard Chartered Bank	6/14/17	169
USD	450,923	JPY	51,600,000	HSBC Bank PLC	6/14/17	(13,947)
USD	363,572	JPY	41,564,000	JPMorgan Chase Bank N.A.	6/14/17	(10,883)

Total	$(253,382)

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
SPDR S&P 500 ETF Trust	Call	4/21/17	USD	240.00	815	$30,562
U.S. Treasury Notes (10 Year)	Call	4/21/17	USD	125.00	238	74,375
Total						$104,937

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	33

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	2.65%	Pay	3-month LIBOR	4/26/17	USD	35,000	$18,792

Centrally Cleared Credit Default Swaps - Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
ITRAXX.XO.27.V1	5.00%	6/20/22	EUR	190	$(1,086)

Centrally Cleared Credit Default Swaps - Sell Protection
Issuer/Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY.27.V2	5.00%	12/20/21	B+	USD	14,850	$202,805
Chesapeake Energy Corp.	5.00%	12/20/21	CCC	USD	70	1,176
CDX.NA.HY.28.V1	5.00%	6/20/22	B+	USD	489	4,016
Total						$207,997

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps - Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Depreciation
Kingdom of Thailand	1.00%	Barclays Bank PLC	6/20/21	USD	500	$(11,561)	$(578)	$(10,983)
Kingdom of Thailand	1.00%	Citibank N.A.	6/20/21	USD	140	(3,236)	(211)	(3,025)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	180	(4,162)	(127)	(4,035)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	180	(4,162)	(55)	(4,107)
Total						$(23,121)	$(971)	$(22,150)

OTC Credit Default Swaps - Sell Protection
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Hellenic Telecommuni - cations Organization SA	5.00%	Barclays Bank PLC	12/20/21	B+	EUR	40	$ 3,325	$ 2,529	$ 796
Avis Budget Group, Inc.	5.00%	Barclays Bank PLC	6/20/22	BB-	USD	7	240	159	81
Garfunkelux Holdco 2 SA	5.00%	Credit Suisse International	6/20/22	B-	EUR	19	(1,392)	(1,291)	(101)
Total							$ 2,173	$ 1,397	$ 776

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Transactions in Options Written for the Period Ended March 31, 2017

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of period	—	—	—	—
Options written	675	$ 4,055	2,200	$ 182,066
Options closed	(675)	(4,055)	(2,200)	(182,066)
Outstanding options, end of period	—	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 36,985	—	$ 36,985
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$ 11,127	—	—	11,127
Options purchased	Investments at value - unaffiliated[2]	—	—	$30,562	—	93,167	—	123,729
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$207,997	—	—	—	—	207,997
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	3,565	—	—	—	—	3,565

Total		—	$211,562	$30,562	$ 11,127	$130,152	—	$383,403

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 7,071	—	$ 7,071
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$264,509	—	—	264,509
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$ 1,086	—	—	—	—	1,086
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	24,513	—	—	—	—	24,513

Total		—	$ 25,599	—	$264,509	$ 7,071	—	$297,179

[1]	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation
margin	is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,863,740)	—	$(1,863,740)
Forward foreign currency exchange contracts	—	—	—	$ 707,072	—	—	707,072
Options purchased[1]	—	—	$(355,576)	(276,660)	1,193,225	—	560,989
Options written	—	—	165,170	—	—	—	165,170
Swaps	—	$ 99,963	—	—	—	—	99,963

Total	—	$ 99,963	$(190,406)	$ 430,412	$ (670,515)	—	$ (330,546)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ (45,107)	—	$ (45,107)
Forward foreign currency exchange contracts	—	—	—	$(236,129)	—	—	(236,129)
Options purchased[2]	—	—	$(122,652)	50,402	(439,622)	—	(511,872)
Swaps	—	$189,512	—	—	—	—	189,512

Total	—	$189,512	$(122,652)	$(185,727)	$ (484,729)	—	$ (603,596)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	35

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$34,165,204
Average notional value of contracts — short	$5,732,737
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$26,178,577
Average amounts sold — in USD	$1,246,248
Options:
Average value of option contracts purchased	$142,069
Average value of option contracts written	$5,950
Average notional value of swaption contracts purchased	$35,000,000
Credit default swaps:
Average notional value — buy protection	$1,101,346
Average notional value — sell protection	$9,487,392

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$44,007		$ 7,335
Forward foreign currency exchange contracts	11,127		264,509
Options	123,729	[1]	—
Swaps - Centrally cleared	3,633		—
Swaps - OTC[2]	3,565		24,513

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$186,061		$296,357
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(152,577)		(7,335)

Total derivative assets and liabilities subject to an MNA	$33,484		$289,022

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of
Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$4,114	$(4,114)	—	—	—
Citibank N.A.	4,653	(4,653)	—	—	—
Deutsche Bank AG	73	—	—	—	$73
JPMorgan Chase Bank N.A.	2,827	(2,827)	—	—	—
Morgan Stanley & Co.
International PLC	21,648	(1,344)	—	—	20,304
Standard Chartered Bank	169	(169)	—	—	—

Total	$33,484	$(13,107)	—	—	$20,377

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$168,033	$(4,114)	—	—	$163,919
Citibank N.A.	11,270	(4,653)	—	—	6,617
Credit Suisse International	6,520	—	—	—	6,520
HSBC Bank PLC	13,947	—	—	—	13,947
JPMorgan Chase Bank N.A.	19,207	(2,827)	—	—	16,380
Morgan Stanley & Co.
International PLC	1,344	(1,344)	—	—	—
Royal Bank of Scotland PLC	21,732	—	—	—	21,732
Standard Chartered Bank	46,969	(169)	—	—	46,800

Total	$289,022	$(13,107)	—	—	$275,915

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$37,720,150	$4,807,889	$42,528,039
Common Stocks[1]	—	—	14,190	14,190
Corporate Bonds	—	152,424,326	—	152,424,326
Floating Rate Loan Interests	—	111,153,835	6,096,320	117,250,155
Foreign Agency Obligations	—	4,742,496	—	4,742,496
Foreign Government Obligations	—	5,405,858	—	5,405,858
Investment Companies	$8,027,220	4,008	—	8,031,228
Non-Agency Mortgage-Backed Securities	—	11,282,029	2,428,885	13,710,914
Preferred Securities	577,928	32,721,033	—	33,298,961
Short-Term Securities	19,853,041	—	—	19,853,041
Options Purchased:
Equity contracts	30,562	—	—	30,562
Interest rate contracts	74,375	18,792	—	93,167
Unfunded Floating Rate Loan Interests[2]	—	1,203	995	2,198

Subtotal	$28,563,126	$355,473,730	$13,348,279	$397,385,135

Investments Valued at NAV[3]:				52,578

Total Investments				$397,437,713

[1]	See above Schedule of Investments for values in each industry.

[2]	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

[3]

As of March 31, 2017, certain of the Fund’s investments were fair valued using NAV per share or its equivalent as no quoted market value is available and have been excluded from the fair value hierarchy.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	37

Schedule of Investments (concluded)	BlackRock Credit Strategies Income Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$208,874	—	$208,874
Foreign currency exchange contracts	—	11,127	—	11,127
Interest rate contracts	$36,985	—	—	36,985
Liabilities:
Credit contracts	—	(23,337)	—	(23,337)
Equity contracts	—	—	—	—
Foreign currency exchange contracts	—	(264,509)	—	(264,509)
Interest rate contracts	(7,071)	—	—	(7,071)

Total	$29,914	$(67,845)	—	$(37,931)

[1]

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of September 30, 2016	$13,769,950	$12,501	$7,049,593	$1,827,355	—	$22,659,399
Transfers into Level 3[1]	—	—	2,279,678	—	—	2,279,678
Transfers out of Level 3[2]	(9,814,950)	—	(3,491,345)	—	—	(13,306,295)
Accrued discounts/premiums	2,339	—	1,716	4,944		8,999
Net realized gain (loss)	49,179	8,513	(16,573)	639	—	41,758
Net change in unrealized appreciation (depreciation)[3,4]	21,656	5,076	94,821	(4,050)	$995	118,498
Purchases	4,786,715	—	3,195,346	903,921	—	8,885,982
Sales.	(4,007,000)	(11,900)	(3,016,916)	(303,924)	—	(7,339,740)

Closing Balance, as of March 31, 2017	$4,807,889	$14,190	$6,096,320	$2,428,885	$995	$13,348,279

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017[4]	$20,730	$13,589	$79,485	$(4,050)	$995	$110,749

[1]

As of September 30, 2016, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2017, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of September 30, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments March 31, 2017 (Unaudited)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations — 0.7%
Fannie Mae, Series 2011-8, Class ZA, 4.00%, 2/25/41	USD	3,070	$3,232,918
Freddie Mac, Series 4253, Class DZ, 4.75%, 9/15/43		1,516	1,605,848

			4,838,766
Collateralized Mortgage Obligations — 8.2%
Fannie Mae, Series 1996-48, Class Z, 7.00%, 11/25/26		402	448,006
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32		602	611,796
Series 2009-122, Class PY, 6.00%, 12/20/39		1,204	1,339,919
Series 2009-31, Class PT, 3.96%, 5/20/39 (a)		455	468,966
Series 2011-71, Class GF, 0.97%, 8/16/31 (a)		7,376	7,381,024
Series 2014-107, Class WX, 0.59%, 7/20/39 (a)		2,271	2,651,669
Series 2015-103, Class B, 6.90%, 1/20/40 (a)		10,180	11,732,687
Series 2015-187, Class C, 5.25%, 3/20/41 (a)		16,030	17,953,253
Series 2015-55, Class A, 5.39%, 3/16/36 (a)		14,948	16,599,083

			59,186,403
Interest Only Collateralized Mortgage Obligations — 0.0%
Ginnie Mae:
Series 2015-152, Class PI, 4.00%, 10/20/45		341	46,748
Series 2016-82, Class IM, 4.00%, 2/01/46		148	19,023
Series 2016-82, Class WI, 4.00%, 2/20/46		213	28,889

			94,660
Interest Only Commercial Mortgage-Backed Securities — 1.7%
Freddie Mac:
Series K721, Class X1, 0.34%, 8/25/22 (a)		74,378	1,161,071
Series KC01, Class X1, 0.71%, 12/25/22 (a)		10,970	296,571
Ginnie Mae:
Series 2014-124, Class IE, 0.75%, 5/16/54 (a)		16,508	767,699
Series 2016-110, Class IO, 1.05%, 5/16/58 (a)		5,199	411,142
Series 2016-113, Class IO, 1.19%, 2/16/58 (a)		10,922	983,711
Series 2016-137, Class IO, 0.95%, 10/16/56 (a)		8,243	643,229
Series 2016-140, Class IO, 0.94%, 5/16/58 (a)		8,147	624,119
Series 2016-143, Class IO, 0.98%, 10/16/56 (a)		7,588	616,766
Series 2016-152, Class IO, 0.99%, 8/15/58 (a)		23,701	1,972,285
Series 2016-158, Class IO, 0.93%, 6/16/58 (a)		38,706	2,951,011
Series 2016-176, Class IO, 1.01%, 8/16/58 (a)		16,551	1,385,652
Series 2017-35, Class IO, 0.71%, 3/30/47 (a)		3,193	225,716

			12,038,972

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities — 161.0%
Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/32-11/01/45 (b)	USD	128,381		$128,323,421
3.28%, 2/01/41		6		5,774
3.40%, 4/01/41		177		179,240
3.50%, 4/01/32-7/01/46 (b)		112,520		115,376,124
4.00%, 7/01/43		5,579		5,895,723
4.45%, 3/01/36-6/01/36		980		1,024,539
4.50%, 4/01/47 (b)		2,700		2,894,906
4.94%, 1/01/35-5/01/35		448		462,874
5.00%, 1/01/21-4/01/36		3,141		3,428,483
5.18%, 7/01/34		82		84,691
5.20%, 8/01/34-9/01/34		311		322,328
5.25%, 7/01/37-9/01/37		2,140		2,325,505
5.50%, 12/01/32-4/01/35		259		288,243
5.54%, 1/01/35		83		86,312
5.75%, 4/01/37-6/01/37		825		880,299
5.80%, 7/01/34		53		55,355
5.94%, 9/01/34		86		90,002
6.50%, 9/01/28-8/01/35		3,699		4,234,521
8.50%, 1/20/18		4		4,486
Freddie Mac Mortgage-Backed Securities:
3.00%, 6/01/35-4/01/47 (b)		2,504		2,533,404
3.50%, 9/01/20-5/01/46		3,727		3,821,054
4.00%, 4/01/19-5/01/26		631		657,438
5.00%, 5/01/35-12/01/38		173		189,346
5.65%, 5/01/37-12/01/37		1,655		1,842,571
5.75%, 8/01/37-4/01/38		2,151		2,406,346
7.50%, 2/01/27-3/01/27		2		2,556
9.00%, 12/01/19		—	(c)	36
Ginnie Mae Mortgage-Backed Securities:
2.50%, 4/15/47 (b)		9,380		9,098,293
3.00%, 5/15/42-4/15/47 (b)		130,840		131,989,950
3.50%, 4/15/41-4/15/47 (b)		363,832		377,336,682
4.00%, 7/15/42-4/15/47 (b)		151,025		159,565,420
4.50%, 12/15/34-9/20/44		72,764		78,479,623
5.00%, 9/15/28-4/20/42		56,447		62,311,134
5.30%, 12/15/36-4/15/37		595		658,293
5.50%, 3/15/32-12/15/34		13,668		15,421,224
5.64%, 2/15/37-6/15/37		3,393		3,831,821
5.65%, 5/20/37-6/20/38		3,188		3,522,264
5.75%, 8/20/37-9/20/38		3,214		3,548,757
5.80%, 11/15/36-3/15/37		3,160		3,571,951
6.00%, 3/20/28-1/15/39		18,866		21,471,194
6.50%, 5/15/17-10/20/40		7,321		8,264,612
7.00%, 3/20/24-5/20/27		45		49,016
7.50%, 4/20/23-10/20/25		4		4,696
8.00%, 5/15/17-5/15/30		119		126,159
8.50%, 3/15/19-2/15/25		35		35,323
9.00%, 10/15/19-10/15/21		25		25,967
9.50%, 7/15/17-9/15/22		34		35,230

				1,156,763,186
Total U.S. Government Sponsored Agency Securities — 171.6%				1,232,921,987

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	39

Schedule of Investments (continued)	BlackRock GNMA Portfolio

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
1.13%, 9/30/21	USD	17,670	$17,095,036
1.50%, 8/15/26		550	508,922
Total U.S. Treasury Obligations — 2.4%			17,603,958
Total Long-Term Investments (Cost — $1,245,189,413) — 174.0%			1,250,525,945

Short-Term Securities		Shares
Other Mutual Funds — 16.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (d)(e)		115,984,249	115,984,249
Total Short-Term Securities (Cost — $115,984,249) — 16.1%			115,984,249
Options Purchased
(Cost — $114,540) — 0.0%			38,739
Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,361,288,202) — 190.1%			1,366,548,933

TBA Sale Commitments (b)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/47	USD	114,189	$(113,189,517)
3.50%, 4/01/47		82,999	(84,898,897)
4.00%, 4/01/47		4,905	(5,144,885)
Freddie Mac Mortgage-Backed Securities, 3.50%, 4/01/47		1,406	(1,437,855)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/47		1,100	(1,109,625)
3.50%, 4/15/47		87,500	(90,726,563)
4.50%, 4/15/47		400	(427,188)
Total TBA Sale Commitments (Proceeds — $294,794,178) — (41.3)%			(296,934,530)

Options Written
(Premiums Received — $894,390) — (0.1)%			(826,820)
Total Investments Net of TBA Sale Commitments and Options Written — 148.7%			$1,068,787,583
Liabilities in Excess of Other Assets — (48.7)%			(350,194,723)

Net Assets — 100.0%			$718,592,860

Notes to Schedule of Investments
(a)	Variable rate security. Rate as of period end.
(b)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(15,288,712)	$153,697
BNP Paribas Securities Corp.	$(53,398)	$(500)
Citigroup Global Markets, Inc.	$24,704,155	$397,536
Credit Suisse Securities (USA) LLC	$4,341,839	$665
Deutsche Bank Securities, Inc.	$(2,973,750)	$(18,750)
Goldman Sachs & Co.	$130,664,963	$1,417,663
J.P. Morgan Securities LLC	$(66,867,105)	$(594,033)
Jefferies LLC	$59,797,687	$751,781
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$77,616,517	$797,160
Mizuho Securities USA, Inc.	$55,783,875	$673,250
Morgan Stanley & Co. LLC	$130,091,831	$1,211,988
Nomura Securities International, Inc.	$(20,823,345)	$(5,708)
RBC Capital Markets, LLC	$(21,411,000)	$(151,969)

(c)	Amount is less than $500.
(d)	During the six months ended March 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at March 31, 2017	Value at March 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	41,932,918	74,051,331	115,984,249	$115,984,249	$78,550	$43	—

[1]	Includes net capital gain distributions.

(e)	Current yield as of period end.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(15)	Euro Dollar	June 2017	USD 3,701,625	$ (26,687)
33	U.S. Treasury Bonds (30 Year)	June 2017	USD 4,977,844	(31,906)
(380)	U.S. Treasury Notes (10 Year)	June 2017	USD 47,333,750	(159,583)
(278)	U.S. Treasury Notes (2 Year)	June 2017	USD 60,173,969	(117,281)
(780)	U.S. Treasury Notes (5 Year)	June 2017	USD 91,826,719	152,376
(27)	Euro Dollar	September 2017	USD 6,653,475	(24,074)
(465)	Euro Dollar	March 2018	USD 114,326,063	(63,547)

Total	$(270,702)

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.63%	Pay	3-month LIBOR	6/15/17	USD 8,300	$38,739

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
2-Year Interest Rate Swap	Citibank N.A.	Call	2.20%	Pay	3-month LIBOR	2/11/19	USD 29,600	$(216,985)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.70%	Pay	3-month LIBOR	4/01/19	USD 43,000	(153,910)
2-Year Interest Rate Swap	Citibank N.A.	Put	2.20%	Receive	3-month LIBOR	2/11/19	USD 29,600	(239,446)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	2.70%	Receive	3-month LIBOR	4/01/19	USD 43,000	(216,479)
Total								$(826,820)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation
1.64%[1]	3-month LIBOR	3/09/19	USD 27,500	$27,827
1.65%[1]	3-month LIBOR	3/21/19	USD 34,100	28,498

Total	$56,325

[1]	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	41

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Transactions in Options Written for the Period Ended March 31, 2017

	Calls		Puts

	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of period	—	—	—	—	—
Options written	$ 89,300	$ 552,605	163	$ 89,300	$ 651,169
Options exercised	—	—	—	(16,700)	(134,435)
Options expired	(16,700)	(134,435)	(163)	—	(40,514)

Outstanding options, end of period	$ 72,600	$ 418,170	—	$ 72,600	$ 476,220

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$152,376	—	$152,376
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	38,739	—	38,739
Swaps - centrally cleared	Net unrealized appreciation[1]	—	—	—	—	56,325	—	56,325

Total		—	—	—	—	$247,440	—	$247,440

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$423,078	—	$423,078
Options written	Options written at value	—	—	—	—	826,820	—	826,820

Total		—	—	—	—	$1,249,898	—	$1,249,898

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(313,143)	—	$(313,143)
Options purchased[1]	—	—	—	—	(4,147)	—	(4,147)
Options written	—	—	—	—	174,949	—	174,949
Swaps	—	—	—	—	(917,318)	—	(917,318)

Total	—	—	—	—	$(1,059,659)	—	$(1,059,659)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$72,875	—	$72,875
Options purchased[2]	—	—	—	—	24,752	—	24,752
Options written	—	—	—	—	67,570	—	67,570
Swaps	—	—	—	—	58,757	—	58,757

Total	—	—	—	—	$223,954	—	$223,954

[1]	Options purchased are included in net realized gain (loss) from investments.
[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,410,319
Average notional value of contracts — short	$226,578,440
Options:
Average value of option contracts written	$10,188
Average notional value of swaption contracts purchased	$4,150,000
Average notional value of swaption contracts written	$72,600,000
Interest rate swaps:
Average notional value — receives fixed rate	$39,150,000
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$11,363	$307,391
Options	38,7391	826,820
Swaps - Centrally cleared	19,640	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$69,742	$1,134,211
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(31,003)	(307,391)

Total derivative assets and liabilities subject to an MNA	$38,739	$826,820

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America N.A.	$38,739	—	—	—	$38,739

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$456,431	—	—	$(456,431)	—
Deutsche Bank AG	370,389		—	—	$370,389

Total	$826,820	—	—	$(456,431)	$370,389

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount payable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	43

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Government Sponsored Agency Securities	—	$1,232,921,987	—	$1,232,921,987
U.S. Treasury Obligations	—	17,603,958	—	17,603,958
Short-Term Securities	$115,984,249	—	—	115,984,249
Options Purchased:
Interest rate contracts	—	38,739	—	38,739
Liabilities:
Investments:
TBA Sale Commitments	—	(296,934,530)	—	(296,934,530)

Total	$115,984,249	$953,630,154	—	$1,069,614,403

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$152,376	$56,325	—	$208,701
Liabilities:
Interest rate contracts	(423,078)	(826,820)	—	(1,249,898)

Total	$(270,702)	$(770,495)	—	$(1,041,197)

[1]

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the six months ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments March 31, 2017 (Unaudited)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Arbor Realty CLO Ltd., Series 2015-FL2A, Class A, 2.52%, 9/15/25 (a)(b)	USD	5,000	$5,012,500
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.47%, 9/15/26 (a)(b)		1,840	1,840,000
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 2.58%, 5/20/26 (a)(b)		4,500	4,505,451
CIFC Funding Ltd.:
Series 2014-5A, Class A1R, 2.42%, 1/17/27 (a)(b)		3,300	3,311,017
Series 2015-3A, Class A, 2.44%, 10/19/27 (a)(b)		1,650	1,650,032
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 2.14%, 8/15/25 (a)(b)		5,800	5,809,413
Fannie Mae REMIC Trust, Series 1996-W1, Class AL, 7.25%, 3/25/26 (b)		9	10,001
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.77%, 6/17/31 (a)(b)		413	413,079
Series 2014-SFR3, Class A, 1.97%, 12/17/31 (a)(b)		890	889,880
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.45%, 11/22/25 (a)(b)		7,300	7,293,870
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 2.15%, 4/20/25 (a)(b)		4,500	4,503,809
Progress Residential Trust, Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		2,177	2,166,001
Tricon American Homes Trust, Series 2015-SFR1, Class A, 2.02%, 5/17/32 (a)(b)		1,669	1,666,085
Venture XVIII CLO Ltd., Series 2014-18A, Class A, 2.47%, 10/15/26 (a)(b)		3,300	3,299,989
Total Asset-Backed Securities — 6.1%			42,371,127

Foreign Agency Obligations — 0.0%
Mexico — 0.0%
Petroleos Mexicanos, 4.63%, 9/21/23		21	21,121

Foreign Government Obligations — 0.1%
Kuwait — 0.1%
State of Kuwait, 2.75%, 3/20/22		401	401,822

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.4%
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.27%, 7/05/33 (a)(b)		6,500	6,510,187
Credit Suisse Mortgage Capital Certificates, Series 2016-MFF, Class A, 2.37%, 11/15/33 (a)(b)		690	691,598
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 2.07%, 12/15/34 (a)(b)		1,684	1,690,677
LMREC, Inc., Series 2016-CRE2, Class A, 2.48%, 11/24/31 (a)(b)		780	778,268

			9,670,730

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 1.7%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.77%, 5/10/58 (b)	USD	7,639	$874,396
Commercial Mortgage Pass-Through Certificates:
Series 2014-CR14, Class XA, 0.83%, 2/10/47 (b)		12,120	388,401
Series 2015-CR22, Class XA, 1.01%, 3/10/48 (b)		21,089	1,122,303
Series 2015-CR24, Class XA, 0.87%, 8/10/48 (b)		11,204	607,716
Series 2015-CR25, Class XA, 0.96%, 8/10/48 (b)		21,150	1,267,179
Series 2015-LC21, Class XA, 0.86%, 7/10/48 (b)		68,925	2,978,947
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)		34,974	1,223,936
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		29,200	976,235
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)		14,700	905,211
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		208,156	821,342
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class XA, 1.66%, 5/15/49 (b)		4,768	515,426
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.49%, 5/25/36 (a)(b)		203	1,019

			11,682,111
Total Non-Agency Mortgage-Backed Securities — 3.1%			21,352,841

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23		20	19,097

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.6%
Fannie Mae:
Series 2011-8, Class ZA, 4.00%, 2/25/41		2,942	3,098,213
Series 2014-27, Class VC, 4.00%, 5/25/31		3,236	3,454,625
Federal Home Loan Bank, 4.00%, 4/10/28		4,100	4,506,253
Small Business Administration Participation Certificates, Series 1998-20J, Class 1, 5.50%, 10/01/18		63	63,671

			11,122,762
Collateralized Mortgage Obligations — 0.4%
Fannie Mae, Series 2002-T6, Class A1, 3.31%, 2/25/32		9	9,015
Ginnie Mae, Series 2014-107, Class WX, 0.59%, 7/20/39 (b)		2,209	2,579,157

			2,588,172

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	45

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)		Value
Interest Only Collateralized Mortgage Obligations — 0.0%
Ginnie Mae:
Series 2015-152, Class PI, 4.00%, 10/20/45	USD	310		$42,563
Series 2016-82, Class IM, 4.00%, 2/01/46		222		28,535
Series 2016-82, Class WI, 4.00%, 2/20/46		285		38,518

				109,616
Interest Only Commercial Mortgage-Backed Securities — 0.5%
Freddie Mac, Series K718, Class X1, 0.65%, 1/25/22 (b)		3,740		97,065
Ginnie Mae:
Series 2016-137, Class IO, 0.95%, 10/16/56 (b)		7,448		581,231
Series 2016-140, Class IO, 0.94%, 5/16/58 (b)		7,353		563,230
Series 2016-143, Class IO, 0.98%, 10/16/56 (b)		6,820		554,309
Series 2016-176, Class IO, 1.01%, 8/16/58 (b)		15,156		1,268,790
Series 2017-35, Class IO, 0.71%, 3/30/47 (b)		3,088		218,294
Series 2005-9, Class IO, 0.55%, 1/16/45 (b)		8,823		169,127
Series 2005-50, Class IO, 0.38%, 6/16/45 (b)		2,590		12,952
Series 2006-30, Class IO, 21.57%, 5/16/46 (b)		2,214		149,748

				3,614,746
Mortgage-Backed Securities — 78.4%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-4/01/32 (c)		11,851		11,878,046
3.00%, 5/01/29-4/01/47 (c)		96,342		96,190,609
3.14%, 12/01/40 (b)		638		674,695
3.50%, 11/01/28-4/01/47 (c)		111,518		114,531,032
3.51%, 9/01/41 (b)		665		699,600
4.00%, 1/01/25-4/01/47 (c)		58,492		61,604,744
4.50%, 2/01/25-4/01/47 (c)		12,012		12,875,306
5.00%, 11/01/32-4/01/47 (c)		8,783		9,599,945
5.50%, 2/01/35-4/01/41		5,652		6,326,968
6.00%, 5/01/33-4/01/47 (c)		7,713		8,754,383
6.50%, 5/01/40		1,247		1,402,179
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-9/01/30		2,969		2,975,354
2.90%, 6/01/42 (b)		519		536,173
3.00%, 1/01/30-4/01/47 (c)		54,847		54,596,416
3.50%, 4/01/32-4/01/47 (c)		25,104		25,754,832
4.00%, 8/01/40-4/01/47 (c)		28,971		30,429,859
4.50%, 2/01/39-4/01/47 (c)		4,674		5,021,894
5.00%, 7/01/35-11/01/41		4,968		5,441,170
5.50%, 6/01/41		1,966		2,179,891
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/47 (c)		17,330		17,481,007
3.50%, 12/20/41-4/15/47 (c)		36,913		38,331,067
4.00%, 7/20/39-4/15/47 (c)		16,562		17,529,431
4.50%, 12/20/39-4/15/47 (c)		12,374		13,297,391
5.00%, 12/15/38-7/20/41		4,609		5,064,883
7.00%, 6/15/23-3/15/24		—	(d)	108

				543,176,983
Total U.S. Government Sponsored Agency Securities — 80.9%				560,612,279

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds:
2.13%, 3/31/24	USD	17,456	$17,353,044
2.25%, 8/15/46		18,258	15,452,257
2.88%, 11/15/46 (e)		15,806	15,336,135
3.00%, 2/15/47		11,569	11,527,872
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/21		8,570	8,661,126
0.38%, 1/15/27		3,681	3,665,789
U.S. Treasury Notes:
1.13%, 1/31/19-2/28/19		50,624	50,516,217
1.25%, 3/31/19		22,670	22,665,579
1.38%, 1/15/20-2/15/20 (e)		67,999	67,811,702
1.63%, 3/15/20 (e)		22,329	22,409,250
1.88%, 1/31/22-3/31/22		71,956	71,793,529
2.25%, 1/31/24-2/15/27		22,592	22,604,604
2.13%, 2/29/24		19,141	19,037,811
1.50%, 8/15/26		9,821	9,087,489
2.00%, 11/15/26		9,350	9,032,250
Total U.S. Treasury Obligations — 53.0%			366,954,654
Total Long-Term Investments (Cost — $995,146,940) — 143.2%			$991,732,941

Short-Term Securities
Certificates of Deposit
Domestic — 0.3%
Wells Fargo Bank N.A., 1.64%, 9/22/17 (b)		1,930	1,934,117
Yankee — 1.7%(f)
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 1.67%, 8/17/17 (b)		1,930	1,933,441
Cooperatieve Rabobank UA, New York, 1.54%, 8/16/17 (b)		1,930	1,933,240
Credit Industriel et Commercial, New York, 1.64%, 8/16/17 (b)		1,930	1,933,968
Credit Suisse AG, New York, 1.82%, 8/16/17 (b)		950	951,712
Credit Suisse AG, New York, 1.83%, 8/24/17 (b)		960	961,823
Skandinaviska Enskilda Banken AB, New York, 1.52%, 8/17/17 (b)		1,930	1,933,213
Sumitomo Mitsui Banking Corp., New York, 1.67%, 8/18/17 (b)		1,005	1,006,791
UBS AG, Stamford, 1.53%, 9/01/17		1,010	1,011,451

			11,665,639
Total Certificates of Deposit — 2.0%			13,599,756

Commercial Paper
BNP Paribas SA, (New York Branch), 1.53%, 8/17/17 (b)		990	991,054
BPCE SA, 1.49%, 8/14/17 (g)		1,940	1,931,000
Mizuho Corporate Bank, (New York Branch), 1.37%, 8/16/17 (g)		1,910	1,901,287
Sumitomo Mitsui Trust Bank Ltd., (New York Branch), 1.53%, 8/16/17 (b)		1,930	1,932,049
Swedbank AB, (New York Branch), 1.38%, 8/18/17 (b)		990	991,127
Total Commercial Paper — 1.1%			7,746,517

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Short-Term Securities	Shares	Value
Other Mutual Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (h)(i)	4,398,788	$4,398,788
Total Short-Term Securities (Cost — $25,713,583) — 3.7%		25,745,061

Options Purchased
(Cost — $540,208) — 0.1%		262,531
Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,021,400,731) — 147.0%		1,017,740,533

TBA Sale Commitments (c)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/32	USD	91	$(91,043)
3.00%, 4/01/32-4/01/47		30,481	(30,245,635)
3.50%, 4/01/32-4/01/47		61,221	(62,847,897)
4.00%, 4/01/32-4/01/47		43,196	(45,265,810)
4.50%, 4/01/32-4/01/47		2,948	(3,142,221)
5.00%, 4/01/47		7,581	(8,283,497)
5.50%, 4/01/47		2,144	(2,381,626)
6.00%, 4/01/47		5,020	(5,673,777)
Freddie Mac Mortgage-Backed Securities:
2.50%, 4/01/32		1,921	(1,922,576)
3.00%, 4/01/47		40,429	(40,055,902)
3.50%, 4/01/47		3,381	(3,457,601)
4.00%, 4/01/47		17,800	(18,670,530)
4.50%, 4/01/47		175	(187,513)
5.00%, 4/01/47		2,625	(2,858,229)
Ginnie Mae Mortgage-Backed Securities:
4.00%, 4/01/47		3,700	(3,907,836)
4.50%, 4/01/47-4/15/47		6,182	(6,600,307)
3.50%, 4/15/47		7,775	(8,058,849)
Total TBA Sale Commitments (Proceeds — $242,641,964) — (35.2)%			(243,650,849)

Options Written
(Premiums Received — $1,457,644) — (0.2)%			(1,279,327)
Total Investments Net of TBA Sale Commitments and Options Written — 111.6%			772,810,357
Liabilities in Excess of Other Assets — (11.6)%			(80,271,838)

Net Assets — 100.0%			$692,538,519

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate as of period end.
(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(7,885,597)	$18,125
BNP Paribas Securities Corp.	$870,339	$(1,906)
Citigroup Global Markets, Inc.	$(7,661,279)	$(2,918)
Credit Suisse Securities (USA) LLC	$(275,315)	$58,167
Daiwa Capital Markets America, Inc.	$409,156	$2,156
Deutsche Bank Securities, Inc.	$3,084,492	$4,117
Goldman Sachs & Co.	$5,148,545	$(19,268)
J.P. Morgan Securities LLC	$(30,278,969)	$(37,385)
Jefferies LLC	$6,651,242	$70,461
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$3,073,456	$70,027
Mizuho Securities USA, Inc.	$5,104,822	$53,595
Morgan Stanley & Co. LLC	$10,570,845	$107,269
Nomura Securities International, Inc.	$3,081,445	$13,548
RBC Capital Markets, LLC	$(1,844,996)	$(26,505)
Wells Fargo Securities, LLC	$3,766,245	$18,820

(d)	Amount is less than $500.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(f)	Issuer is a U.S. branch of a foreign domiciled bank.

(g)	Rates are discount rates or a range of discount rates at the time of purchase.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	47

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

(h)	During the six months ended March 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at March 31, 2017	Value at March 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	16,296,656	(11,897,868)	4,398,788	$4,398,788	$19,550	$27	—

[1]	Includes net capital gain distributions.

(i)	Current yield as of period end.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	0.65%	3/31/17	4/03/17	$33,965,000	$33,965,613	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.45%	3/31/17	4/03/17	22,412,734	22,413,014	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	0.80%	3/31/17	4/03/17	24,937,500	24,938,054	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.80%	3/31/17	4/03/17	15,489,880	15,490,224	U.S. Treasury Obligations	Overnight
Total				$96,805,114	$96,806,905

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(23)	Euro-Bund	June 2017	USD	3,960,678	$ 28,238
73	U.S. Treasury Bonds (30 Year)	June 2017	USD	11,011,594	(68,873)
(416)	U.S. Treasury Notes (10 Year)	June 2017	USD	51,818,000	(202,523)
(257)	U.S. Treasury Notes (2 Year)	June 2017	USD	55,628,453	(105,734)
100	U.S. Treasury Notes (5 Year)	June 2017	USD	11,772,656	77,123
7	U.S. Ultra Treasury Bonds	June 2017	USD	1,124,375	(1,281)
(296)	Euro Dollar	March 2018	USD	72,775,300	(61,561)
(154)	Euro Dollar	June 2018	USD	37,814,700	(59,884)
Total					$(394,495)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	206,250	USD	66,000	Goldman Sachs International	4/04/17	$ (178)
BRL	268,971	USD	86,000	Royal Bank of Scotland PLC	4/04/17	(162)
BRL	281,482	USD	90,000	Royal Bank of Scotland PLC	4/04/17	(169)
USD	152,000	BRL	473,784	Goldman Sachs International	4/04/17	798
USD	87,000	BRL	276,965	JPMorgan Chase Bank N.A.	4/04/17	(1,389)
USD	3,000	BRL	9,383	Royal Bank of Scotland PLC	4/04/17	6
EUR	170,000	USD	179,460	Citibank N.A.	4/05/17	1,938
MXN	2,464,521	USD	120,000	Citibank N.A.	4/05/17	11,534
USD	179,736	EUR	170,000	Citibank N.A.	4/05/17	(1,661)
USD	34,286	MXN	684,902	Deutsche Bank AG	4/05/17	(2,268)
USD	51,429	MXN	1,027,001	Royal Bank of Scotland PLC	4/05/17	(3,384)
USD	34,286	MXN	684,802	UBS AG	4/05/17	(2,263)

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	1,989,342	USD	100,000	Barclays Bank PLC	4/06/17	$ 6,157
USD	21,429	MXN	403,104	Bank of America N.A.	4/06/17	(82)
USD	14,286	MXN	269,103	Barclays Bank PLC	4/06/17	(74)
USD	50,000	MXN	991,070	Barclays Bank PLC	4/06/17	(2,886)
USD	14,286	MXN	269,109	BNP Paribas S.A.	4/06/17	(75)
USD	50,000	MXN	982,775	Goldman Sachs International	4/06/17	(2,444)
USD	14,286	MXN	268,810	HSBC Bank PLC	4/06/17	(59)
USD	14,286	MXN	268,997	HSBC Bank PLC	4/06/17	(69)
USD	14,286	MXN	269,209	HSBC Bank PLC	4/06/17	(80)
USD	7,143	MXN	134,375	UBS AG	4/06/17	(28)
PLN	347,076	USD	85,000	Barclays Bank PLC	4/07/17	2,513
PLN	54,735	USD	13,407	Citibank N.A.	4/07/17	394
PLN	138,776	USD	34,000	Deutsche Bank AG	4/07/17	992
PLN	14,675	USD	3,593	Goldman Sachs International	4/07/17	107
USD	136,000	PLN	554,833	HSBC Bank PLC	4/07/17	(3,898)
AUD	148,200	JPY	12,848,184	Citibank N.A.	4/10/17	(2,248)
AUD	148,200	JPY	12,612,150	Goldman Sachs International	4/10/17	(127)
AUD	148,200	JPY	12,623,398	Goldman Sachs International	4/10/17	(228)
JPY	12,771,831	AUD	148,200	Citibank N.A.	4/10/17	1,562
JPY	4,177,607	AUD	49,400	HSBC Bank PLC	4/10/17	(196)
USD	140,000	KRW	160,153,000	Barclays Bank PLC	4/11/17	(3,232)
USD	86,538	ZAR	1,147,966	Barclays Bank PLC	4/11/17	1,136
USD	24,231	ZAR	321,504	BNP Paribas S.A.	4/11/17	313
USD	69,231	ZAR	920,120	Citibank N.A.	4/11/17	779
ZAR	2,378,416	USD	180,000	Citibank N.A.	4/11/17	(3,058)
CLP	36,902,505	USD	55,500	BNP Paribas S.A.	4/13/17	387
CLP	76,957,650	USD	115,500	Credit Suisse International	4/13/17	1,048
CLP	39,855,000	USD	60,000	Royal Bank of Scotland PLC	4/13/17	358
JPY	5,512,914	USD	50,000	Morgan Stanley & Co. International PLC	4/13/17	(455)
USD	231,000	CLP	152,582,430	BNP Paribas S.A.	4/13/17	(77)
USD	50,000	JPY	5,732,950	Deutsche Bank AG	4/13/17	(1,522)
MXN	2,120,654	USD	109,620	JPMorgan Chase Bank N.A.	4/17/17	3,352
USD	26,575	MXN	509,390	Citibank N.A.	4/17/17	(562)
USD	83,045	MXN	1,591,520	Goldman Sachs International	4/17/17	(1,738)
JPY	7,738,159	USD	68,000	Citibank N.A.	4/18/17	1,557
USD	108,000	KRW	124,351,200	JPMorgan Chase Bank N.A.	4/18/17	(3,223)
TRY	1,920,291	USD	509,000	Barclays Bank PLC	4/20/17	16,342
USD	509,000	TRY	1,856,527	Citibank N.A.	4/20/17	1,102
CLP	54,468,500	USD	82,000	Barclays Bank PLC	4/24/17	443
MXN	2,678,620	USD	133,000	Barclays Bank PLC	4/24/17	9,542
MXN	1,258,908	USD	65,778	Citibank N.A.	4/24/17	1,214
MXN	1,573,806	USD	82,222	Goldman Sachs International	4/24/17	1,527
MXN	651,045	USD	33,200	Nomura International PLC	4/24/17	1,445
MXN	3,906,272	USD	199,200	Nomura International PLC	4/24/17	8,671
USD	35,000	MXN	693,750	Goldman Sachs International	4/24/17	(1,918)
USD	111,160	MXN	2,203,525	JPMorgan Chase Bank N.A.	4/24/17	(6,100)
MXN	1,695,450	USD	89,000	Goldman Sachs International	4/27/17	1,181
USD	89,000	JPY	9,873,464	Goldman Sachs International	4/27/17	216
CLP	53,040,000	USD	80,000	Barclays Bank PLC	4/28/17	265

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	49

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	180,000	USD	136,310	Citibank N.A.	6/01/17	$ 1,052
BRL	128,540	USD	40,000	BNP Paribas S.A.	6/01/17	463
AUD	70,000	NOK	453,814	BNP Paribas S.A.	6/21/17	498
AUD	90,000	USD	67,649	Northern Trust Corp.	6/21/17	1,005
AUD	40,000	USD	30,517	Royal Bank of Scotland PLC	6/21/17	(4)
BRL	158,625	USD	50,000	Goldman Sachs International	6/21/17	(286)
CAD	100,871	EUR	70,000	BNP Paribas S.A.	6/21/17	965
CAD	57,627	EUR	40,000	UBS AG	6/21/17	541
CAD	93,334	USD	70,000	Bank of America N.A.	6/21/17	266
CAD	93,692	USD	70,000	BNP Paribas S.A.	6/21/17	535
CAD	100,856	USD	75,000	HSBC Bank PLC	6/21/17	928
CHF	69,115	USD	70,000	Morgan Stanley & Co. International PLC	6/21/17	(649)
CHF	49,768	USD	50,000	UBS AG	6/21/17	(63)
EUR	55,000	CAD	78,296	UBS AG	6/21/17	(35)
EUR	55,000	CAD	78,705	UBS AG	6/21/17	(344)
EUR	70,000	JPY	8,497,838	Deutsche Bank AG	6/21/17	(1,608)
EUR	50,000	JPY	6,070,435	JPMorgan Chase Bank N.A.	6/21/17	(1,154)
EUR	30,000	RUB	1,889,445	JPMorgan Chase Bank N.A.	6/21/17	(803)
EUR	60,000	RUB	3,760,050	JPMorgan Chase Bank N.A.	6/21/17	(1,279)
EUR	90,000	RUB	5,753,250	JPMorgan Chase Bank N.A.	6/21/17	(3,891)
EUR	150,000	SEK	1,424,638	UBS AG	6/21/17	1,023
EUR	70,000	USD	75,556	Bank of America N.A.	6/21/17	(581)
EUR	320,000	USD	344,914	Credit Suisse International	6/21/17	(2,170)
GBP	40,000	USD	49,528	Royal Bank of Scotland PLC	6/21/17	690
GBP	70,000	USD	85,302	State Street Bank and Trust Co.	6/21/17	2,580
JPY	9,349,256	SEK	730,000	Citibank N.A.	6/21/17	2,456
JPY	7,739,102	USD	70,000	Deutsche Bank AG	6/21/17	(254)
JPY	12,604,243	USD	110,000	State Street Bank and Trust Co.	6/21/17	3,591
MXN	1,402,422	USD	70,000	Bank of America N.A.	6/21/17	3,957
MXN	138,228,195	USD	6,995,000	Nomura International PLC	6/21/17	294,525
NOK	457,232	AUD	70,000	JPMorgan Chase Bank N.A.	6/21/17	(100)
NOK	130,692	AUD	20,000	Morgan Stanley & Co. International PLC	6/21/17	(23)
NOK	98,031	AUD	15,000	UBS AG	6/21/17	(15)
NOK	228,738	AUD	35,000	UBS AG	6/21/17	(36)
NOK	298,432	USD	35,000	Goldman Sachs International	6/21/17	(213)
NOK	383,686	USD	45,000	Goldman Sachs International	6/21/17	(275)
NOK	602,667	USD	70,000	JPMorgan Chase Bank N.A.	6/21/17	251
NZD	98,078	AUD	90,000	Bank of America N.A.	6/21/17	(48)
NZD	220,000	USD	151,786	HSBC Bank PLC	6/21/17	2,108
RUB	5,836,500	EUR	90,000	BNP Paribas S.A.	6/21/17	5,342
SEK	1,045,142	EUR	110,000	BNP Paribas S.A.	6/21/17	(704)
SEK	1,434,923	EUR	150,000	UBS AG	6/21/17	130
SEK	730,000	JPY	9,285,819	Citibank N.A.	6/21/17	(1,884)
USD	136,544	AUD	180,000	Westpac Banking Corp.	6/21/17	(765)
USD	90,000	BRL	286,200	Citibank N.A.	6/21/17	304
USD	110,000	CHF	110,454	Royal Bank of Scotland PLC	6/21/17	(830)
USD	90,000	CHF	89,702	UBS AG	6/21/17	(7)
USD	2,770,000	CNH	19,112,150	Citibank N.A.	6/21/17	6,559
USD	304,991	EUR	287,000	Goldman Sachs International	6/21/17	(2,407)

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	75,290	EUR	70,000	JPMorgan Chase Bank N.A.	6/21/17	$ 315
USD	49,164	GBP	40,000	Bank of America N.A.	6/21/17	(1,054)
USD	49,156	GBP	40,000	BNP Paribas S.A.	6/21/17	(1,062)
USD	85,727	GBP	70,000	JPMorgan Chase Bank N.A.	6/21/17	(2,154)
USD	110,000	JPY	12,380,060	JPMorgan Chase Bank N.A.	6/21/17	(1,571)
USD	40,000	KRW	44,768,000	JPMorgan Chase Bank N.A.	6/21/17	(71)
USD	110,000	KRW	124,872,000	JPMorgan Chase Bank N.A.	6/21/17	(1,772)
USD	3,555,000	MXN	69,349,234	Goldman Sachs International	6/21/17	(102,162)
USD	70,000	MXN	1,344,822	Morgan Stanley & Co. International PLC	6/21/17	(920)
USD	3,440,000	MXN	68,574,680	Morgan Stanley & Co. International PLC	6/21/17	(176,316)
USD	70,000	MXN	1,388,240	Nomura International PLC	6/21/17	(3,209)
USD	70,000	NOK	594,354	Morgan Stanley & Co. International PLC	6/21/17	718
USD	80,000	NOK	675,360	Morgan Stanley & Co. International PLC	6/21/17	1,275

Total	$ 52,384

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar (Future)	Put	4/13/17	USD	97.50	534	$40,050
U.S. Treasury Notes (10 Year) (Future)	Put	4/21/17	USD	124.00	176	46,750
U.S. Treasury Notes (10 Year) (Future)	Put	4/21/17	USD	123.00	157	12,266
Total						$99,066

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Bank of America N.A.	4/07/17	JPY	120.00	USD	1,984	—
EUR Currency	Call	BNP Paribas S.A.	9/18/17	USD	1.11	EUR	6,995	$82,221
AUD Currency	Put	Citibank N.A.	4/06/17	JPY	86.00	AUD	247	2,211
EUR Currency	Put	BNP Paribas S.A.	4/07/17	USD	1.03	EUR	2,460	5
EUR Currency	Put	BNP Paribas S.A.	6/01/17	USD	1.02	EUR	10,507	40,756
Total								$125,193

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Bank of America N.A.	Put	2.63%	Pay	3-month LIBOR	6/15/17	USD	8,200	$38,272

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	51

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.50%	Pay	3-month LIBOR	2/09/18	USD	2,100	$(4,607)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.90%	Pay	3-month LIBOR	4/05/18	USD	68,000	(10,351)
2-Year Interest Rate Swap	Citibank N.A.	Call	2.20%	Pay	3-month LIBOR	2/11/19	USD	28,200	(206,723)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.70%	Pay	3-month LIBOR	4/01/19	USD	41,500	(148,541)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Receive	3-month LIBOR	2/09/18	USD	2,100	(55,329)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	4/05/18	USD	68,000	(416,728)
2-Year Interest Rate Swap	Citibank N.A.	Put	2.20%	Receive	3-month LIBOR	2/11/19	USD	28,200	(228,121)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	2.70%	Receive	3-month LIBOR	4/01/19	USD	41,500	(208,927)
Total									$(1,279,327)

Centrally Cleared Credit Default Swaps - Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG.28.V1	1.00%	6/20/22	USD	3,801	$(3,939)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
7.36%[1]	28-day MXIBTIIE	N/A	1/28/19	MXN	28,737	$ (6,285)
1.64%[2]	3-month LIBOR	N/A	3/09/19	USD	26,300	26,740
1.65%[2]	3-month LIBOR	N/A	3/21/19	USD	32,800	27,527
1.95%[1]	3-month LIBOR	2/16/18[3]	2/16/20	USD	34,000	14,302
1.96%[1]	3-month LIBOR	2/16/18[3]	2/16/20	USD	260	59
7.32%[2]	28-day MXIBTIIE	N/A	2/20/20	MXN	24,281	3,868
7.35%[2]	28-day MXIBTIIE	N/A	2/20/20	MXN	2,377	462
2.08%[1]	3-month LIBOR	3/05/18[3]	3/05/20	USD	4,200	(7,324)
2.20%[1]	3-month LIBOR	3/13/18[3]	3/13/20	USD	4,200	(16,115)
7.16%[2]	28-day MXIBTIIE	N/A	3/20/20	MXN	16,295	426
7.17%[2]	28-day MXIBTIIE	N/A	3/20/20	MXN	16,295	664
1.37%[1]	3-month LIBOR	N/A	11/30/20	USD	26,130	450,673
3.39%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	2,907	18,660
3.39%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	2,907	17,645
3.37%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	2,864	22,380
7.45%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	8,214	5,041
7.48%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	4,107	2,902
7.47%[2]	28-day MXIBTIIE	N/A	3/07/22	MXN	4,107	2,797
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	130	(1,625)
3.46%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	2,907	(1,433)
3.45%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	2,907	(7,342)
3.43%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	2,864	(14,834)
3.57%[2]	UK RPI All Items Monthly	N/A	2/15/27	GBP	4,444	65,397
7.85%[2]	28-day MXIBTIIE	N/A	3/02/37	MXN	3,270	1,761
7.82%[2]	28-day MXIBTIIE	N/A	3/04/37	MXN	3,290	1,111

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.38%[1]	3-month LIBOR	N/A	4/24/45	USD	1,225	$ 58,059
2.39%[1]	3-month LIBOR	N/A	4/24/45	USD	1,220	55,073
2.83%[2]	3-month LIBOR	N/A	7/10/45	USD	2,350	99,439

Total	$820,028

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

OTC Credit Default Swaps - Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Depreciation
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	2,678	$(24,135)	$(6,940)	$(17,195)

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	1,630	$(2,015)	—	$ (2,015)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	1,956	(2,323)	—	(2,323)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	120	(93)	—	(93)
12.10%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	1,821	(6,587)	—	(6,587)
9.99%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	3,258	(1,173)	—	(1,173)
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/18	BRL	3,258	(259)	—	(259)
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/18	BRL	3,258	(259)	—	(259)
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	9,141	(398)	—	(398)
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	10,969	(569)	—	(569)
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	15,600	(1,936)	$(25)	(1,911)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	8,850	(1,098)	(14)	(1,084)
11.00%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	764	6,758	—	6,758
9.73%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	1,956	1,478	—	1,478
11.02%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	407	3,669	—	3,669
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	1/02/20	BRL	377	3,587	—	3,587
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	1,956	1,478	—	1,478
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	1,956	1,478	—	1,478
10.98%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	382	3,292	—	3,292
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	78	948	—	948
6.32%[2]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	5,716	(19,620)	(23)	(19,597)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	7,502	26,479	33	26,446
Total						$12,837	$(29)	$ 12,866

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	53

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC Total Return — Volatility Swaps

Reference Entity	Volatility Strike Price[1]	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Depreciation
EUR Currency	8.95%	BNP Paribas S.A.	6/05/17	EUR	8,370	$(22,585)	—	$(22,585)
EUR Currency	9.05%	Deutsche Bank AG	6/05/17	EUR	4,184	(13,201)	—	(13,201)
EUR Currency	8.95%	Deutsche Bank AG	6/05/17	EUR	2,270	(6,125)	—	(6,125)
EUR Currency	8.90%	HSBC Bank PLC	6/05/17	EUR	6,096	(15,057)	—	(15,057)
Total						$(56,968)	—	$(56,968)

[1]	At expiration, the Fund receives the difference between the realized volatility and predefined volatility strike price multiplied by the notional amount.

Transactions in Options Written for the Period Ended March 31, 2017

	Calls			Puts

	Notional[1] (000)				Notional[1] (000)

			Premiums				Premiums
	EUR	USD	Received	Contracts	EUR	USD	Received

Outstanding options, beginning of period	—	72,320	$ 431,583	1,132	—	72,320	$ 414,289
Options written	16,687	184,250	1,208,920	494	16,687	235,594	2,200,918
Options expired	(11,197)	(15,000)	(280,401)	—	(11,197)	—	(174,741)
Options closed	(5,490)	(101,770)	(883,676)	(1,626)	(5,490)	(168,114)	(1,459,248)

Outstanding options, end of period	—	139,800	$ 476,426	—	—	139,800	$ 981,218

[1]	Amount shown is in the currency in which the transaction was denominated.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 105,361	—	$ 105,361
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$408,956	—	—	408,956
Options purchased	Investments at value — unaffiliated[2]	—	—	—	125,193	137,338	—	262,531
Swaps - centrally cleared	Net unrealized appreciation[1]	—	—	—	—	750,904	$124,082	874,986
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	49,167	—	49,167

Total		—	—	—	$534,149	$1,042,770	$124,082	$1,701,001

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 499,856	—	$499,856
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$356,572	—	—	356,572
Options written	Options written at value	—	—	—	—	1,279,327	—	1,279,327
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$ 3,939	—	—	31,349	$23,609	58,897
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	24,135	—	—	93,298	—	117,433

Total		—	$28,074	—	$356,572	$1,903,830	$23,609	$2,312,085

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$ (515,695)	—	$ (515,695)
Forward foreign currency exchange contracts	—	—	—	$ 596,704	—	—	596,704
Options purchased[1]	—	—	—	(612,188)	1,734,218	—	1,122,030
Options written	—	—	—	316,354	(778,022)	—	(461,668)
Swaps	—	$(84,561)	—	(16,983)	272,147	—	170,603

Total	—	$(84,561)	—	$ 283,887	$ 712,648	—	$ 911,974

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ (121,989)	—	$ (121,989)
Forward foreign currency exchange contracts	—	—	—	$ 315,563	—	—	315,563
Options purchased[2]	—	—	—	(101,338)	82,387	—	(18,951)
Options written	—	—	—	—	(200,573)	—	(200,573)
Swaps	—	$(14,932)	—	—	894,469	$100,473	980,010

Total	—	$(14,932)	—	$ 214,225	$ 654,294	$100,473	$ 954,060

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,624,657
Average notional value of contracts — short	$168,494,093
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$21,788,861
Average amounts sold — in USD	$8,622,878
Options:
Average value of option contracts purchased	$206,517
Average value of option contracts written	$576,319	[1]
Average notional value of swaption contracts purchased	$4,100,000
Average notional value of swaption contracts written	$141,900,000
Credit default swaps:
Average notional value — buy protection	$5,726,000
Interest rate swaps:
Average notional value — pays fixed rate	$88,943,732
Average notional value — receives fixed rate	$62,679,887
Total return swaps:
Average notional value	$11,158,762

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	55

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 39,270		$ 153,658
Forward foreign currency exchange contracts	408,956		356,572
Options	262,531	[1]	1,279,327
Swaps - Centrally cleared	—		47,704
Swaps - OTC[2]	49,167		117,433

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$759,924		$1,954,694
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(138,336)		(201,362)

Total derivative assets and liabilities subject to an MNA	$621,588		$1,753,332

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$49,253	$(10,367)	—	—	$38,886
Barclays Bank PLC	36,398	(6,192)	—	—	30,206
BNP Paribas S.A.	131,485	(24,503)	—	—	106,982
Citibank N.A.	37,809	(37,809)	—	—	—
Credit Suisse International	1,048	(1,048)	—	—	—
Deutsche Bank AG	27,471	(27,471)	—	—	—
Goldman Sachs International	7,416	(7,416)	—	—	—
HSBC Bank PLC	3,036	(3,036)	—	—	—
JPMorgan Chase Bank N.A.	11,114	(11,114)	—	—	—
Morgan Stanley & Co. International PLC	1,993	(1,993)	—	—	—
Nomura International PLC	304,641	(3,209)	—	—	301,432
Northern Trust Corp.	1,005	—	—	—	1,005
Royal Bank of Scotland PLC	1,054	(1,054)	—	—	—
State Street Bank and Trust Co.	6,171	—	—	—	6,171
UBS AG	1,694	(1,694)	—	—	—

Total	$621,588	$(136,906)	—	—	$484,682

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$10,367	$(10,367)	—	—	—
Barclays Bank PLC	6,192	(6,192)	—	—	—
BNP Paribas S.A.	24,503	(24,503)	—	—	—
Citibank N.A.	450,087	(37,809)	—	$(412,278)	—
Credit Suisse International	2,170	(1,048)	—	—	$1,122
Deutsche Bank AG	869,461	(27,471)	—	(570,000)	271,990
Goldman Sachs International	131,596	(7,416)	—	—	124,180
HSBC Bank PLC	19,359	(3,036)	—	—	16,323
JPMorgan Chase Bank N.A.	49,920	(11,114)	—	—	38,806
Morgan Stanley & Co. International PLC	178,363	(1,993)	—	—	176,370
Nomura International PLC	3,209	(3,209)	—	—	—
Royal Bank of Scotland PLC	4,549	(1,054)	—	—	3,495
UBS AG	2,791	(1,694)	—	—	1,097
Westpac Banking Corp.	765	—	—	—	765

Total	$1,753,332	$(136,906)	—	$(982,278)	$634,148

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net amount represents the net amount payable from the counterparty in the event of default.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$35,518,627	$6,852,500	$42,371,127
Foreign Agency Obligations	—	21,121	—	21,121
Foreign Government Obligations	—	401,822	—	401,822
Non-Agency Mortgage-Backed Securities	—	21,352,841	—	21,352,841
Project Loans	—	—	19,097	19,097
U.S. Government Sponsored Agency Securities	—	560,612,279	—	560,612,279
U.S. Treasury Obligations	—	366,954,654	—	366,954,654
Short-Term Securities:
Certificates of Deposit	—	13,599,756	—	13,599,756
Commercial Paper	—	7,746,517	—	7,746,517
Money Market Funds	$4,398,788	—	—	4,398,788
Options Purchased:
Foreign currency exchange contracts	—	125,193	—	125,193
Interest rate contracts	99,066	38,272	—	137,338
Liabilities:
Investments:
TBA Sale Commitments	—	(243,650,849)	—	(243,650,849)

Total	$4,497,854	$762,720,233	$6,871,597	$774,089,684

Derivative Financial Instruments[1]
Assets:
Foreign Currency Exchange Contracts	—	$408,956	—	$408,956
Interest rate contracts	$105,361	800,038	—	905,399
Other contracts	—	124,082	—	124,082
Liabilities:
Credit contracts	—	(21,134)	—	(21,134)
Foreign Currency Exchange Contracts	—	(356,572)	—	(356,572)
Interest rate contracts	(499,856)	(1,403,912)	—	(1,903,768)
Other contracts	—	(23,609)	—	(23,609)
Total	$(394,495)	$(472,151)	—	$(866,646)

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	57

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $96,806,905 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Project Loans	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2016	$7,587,617	$21,035	$15,076	$7,623,728
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(1,646,386)	—	(15,076)	(1,661,462)
Accrued discounts/premiums	(153)	(22)	—	(175)
Net realized gain (loss)	3,124	(54)	—	3,070
Net change in unrealized appreciation (depreciation)[1,2]	2,048	191		2,239
Purchases	5,006,250	336		5,006,586
Sales	(4,100,000)	(2,389)	—	(4,102,389)

Closing Balance, as of March 31, 2017	$6,852,500	$19,097	—	$6,871,597

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017[2]	$6,558	$191	—	$6,749

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2017

Statements of Assets and Liabilities

March 31, 2017 (Unaudited)	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1]	$369,555,254	$1,250,564,684	$1,013,341,745
Investments at value — affiliated[2]	27,880,261	115,984,249	4,398,788
Cash	693,707	224,885	—
Cash pledged:
Collateral - OTC derivatives	—	929,000	1,080,000
Futures contracts	618,377	1,826,310	871,650
Centrally cleared swaps	855,000	—	1,048,560
Foreign currency at value[3]	179,008	—	1,724,411
Receivables:
Investments sold	23,065,252	397,790	27,288,853
TBA sale commitments	—	294,794,178	242,641,964
Capital shares sold	9,855,733	2,504,563	1,570,899
Dividends — affiliated	16,184	52,153	5,490
Dividends — unaffiliated	10,468	—	—
Interest	3,176,482	2,153,971	2,369,899
From the Manager	16,713	37,160	98,091
Principal paydown	—	—	31,059
Swaps	1,236	—	—
Variation margin on futures contracts	44,007	11,363	39,270
Variation margin on centrally cleared swaps	3,633	19,640	—
Swap premiums paid	2,688	—	33
Unrealized appreciation on:
Forward foreign currency exchange contracts	11,127	—	408,956
OTC swaps	877	—	49,134
Unfunded floating rate loan interests	2,198	—	—
Prepaid expenses	98,183	58,938	57,324
Other assets	—	—	26,394

Total assets	436,086,388	1,669,558,884	1,297,052,520

Liabilities
Bank overdraft	—	—	96,704
Cash received as collateral for TBA commitments	—	3,502,000	—
Options written at value[4]	—	826,820	1,279,327
TBA sale commitments at value[5]	—	296,934,530	243,650,849
Payables:
Investments purchased	23,990,116	645,744,955	258,407,228
Reverse repurchase agreements	—	—	96,806,905
Capital shares redeemed	1,591,582	2,381,223	1,777,076
Income dividends	151,757	476,524	770,938
Investment advisory fees	104,896	145,802	182,880
Officer’s and Trustees’ fees	5,272	7,664	7,669
Other accrued expenses	279,368	484,982	618,296
Other affiliates	14,138	38,905	67,456
Service and distribution fees	49,577	115,228	173,306
Variation margin on futures contracts	7,335	307,391	153,658
Variation margin on centrally cleared swaps	—	—	47,704
Swap premiums received	2,262	—	7,002
Unrealized depreciation on:
Forward foreign currency exchange contracts	264,509	—	356,572
OTC swaps	22,251	—	110,431

Total liabilities	26,483,063	950,966,024	604,514,001

Net Assets	$409,603,325	$718,592,860	$692,538,519

Net Assets Consist of
Paid-in capital	$414,256,150	$774,282,978	$747,031,866
Distributions in excess of net investment income	(268,884)	(4,865,801)	(3,640,102)
Accumulated net realized loss	(7,167,566)	(53,797,889)	(46,819,939)
Net unrealized appreciation (depreciation)	2,783,625	2,973,572	(4,033,306)

Net Assets	$409,603,325	$718,592,860	$692,538,519

[1] Investments at cost — unaffiliated	$366,775,502	$1,245,303,953	$1,017,001,943
[2] Investments at cost — affiliated	$27,848,862	$115,984,249	$4,398,788
[3] Foreign currency at cost	$180,503	—	$1,706,456
[4] Premiums received	—	$894,390	$1,457,644
[5] Proceeds from TBA sale commitments	—	$294,794,178	$242,641,964

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	59

Statements of Assets and Liabilities (concluded)

March 31, 2017 (Unaudited)	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

Net Asset Value
Institutional
Net assets	$273,306,539	$418,629,375	$155,594,318

Shares outstanding[1]	26,886,488	43,561,234	14,957,536

Net asset value	$10.17	$9.61	$10.40

Service
Net assets	—	$10,747,641	$4,968,086

Shares outstanding[1]	—	1,120,147	477,864

Net asset value	—	$9.59	$10.40

Investor A
Net assets	$104,345,425	$188,365,558	$414,719,497

Shares outstanding[1]	10,268,212	19,518,101	39,776,983

Net asset value	$10.16	$9.65	$10.43

Investor B1
Net assets	—	—	$86,402

Shares outstanding[1]	—	—	8,317

Net asset value	—	—	$10.39

Investor C
Net assets	$31,748,643	$81,033,186	$44,977,430

Shares outstanding[1]	3,122,903	8,434,187	4,319,796

Net asset value	$10.17	$9.61	$10.41

Investor C1
Net assets	—	—	$48,905,745

Shares outstanding[1]	—	—	4,698,565

Net asset value	—	—	$10.41

Class K
Net assets	$202,718	$19,817,100	—

Shares outstanding[1]	19,940	2,068,947	—

Net asset value	$10.17	$9.58	—

Class R
Net assets	—	—	$23,287,041

Shares outstanding[1]	—	—	2,233,870

Net asset value	—	—	$10.42

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2017

Statements of Operations

Six Months Ended March 31, 2017 (Unaudited)	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Interest — unaffiliated	$8,770,308	$8,387,763	$8,115,193
Dividends — unaffiliated	101,498	—	—
Dividends — affiliated	50,175	78,550	19,550

Total investment income	8,921,981	8,466,313	8,134,743

Expenses
Investment advisory	932,782	1,547,384	1,793,213
Service and distribution — class specific	295,234	740,359	1,055,783
Transfer agent — class specific	161,084	411,616	612,022
Professional	103,063	53,022	42,566
Administration	79,287	160,971	149,690
Administration — class specific	37,297	77,481	71,777
Registration	55,962	62,062	60,099
Accounting services	40,051	76,477	71,964
Offering	30,986	—	—
Printing.	29,426	32,200	33,159
Custodian	16,230	64,813	77,583
Officers and Trustees	11,553	15,028	14,494
Recoupment of past waived fees — class specific	57	1,942	422
Miscellaneous	77,661	18,835	27,233

Total expenses excluding interest expense	1,870,673	3,262,190	4,010,005
Interest expense[1]	4	46,487	342,955

Total expenses	1,870,677	3,308,677	4,352,960
Less:
Fees waived by the Manager.	(295,051)	(553,253)	(639,325)
Administration fees waived — class specific	(36,858)	(75,768)	(70,858)
Transfer agent fees waived — class specific	(824)	(11,636)	(14,926)
Transfer agent fees reimbursed — class specific	(67,269)	(209,763)	(552,615)

Total expenses after fees waived and reimbursed	1,470,675	2,458,257	3,075,236

Net investment income	7,451,306	6,008,056	5,059,507

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	464,738	(6,054,409)	(10,291,887)
Investments — affiliated	(302,635)	—	—
Capital gain distributions from investment companies — affiliated	98	43	27
Options written	165,170	174,949	(461,668)
Futures contracts	(1,863,740)	(313,143)	(515,695)
Forward foreign currency exchange contracts	707,072	—	596,704
Foreign currency transactions	(27,321)	145	(184,689)
Short sales	(6,821)	—	—
Swaps	99,963	(917,318)	170,603

	(763,476)	(7,109,733)	(10,686,605)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,611,109	(11,841,614)	(12,360,792)
Investments — affiliated	(19,154)	—	—
Options written	—	67,570	(200,573)
Futures contracts	(45,107)	72,875	(121,989)
Forward foreign currency exchange contracts	(236,129)	—	315,563
Foreign currency translations	6,764	—	78,137
Swaps	189,512	58,757	980,010
Unfunded floating rate loan interests	1,540	—	—

	2,508,535	(11,642,412)	(11,309,644)

Net realized and unrealized gain (loss)	1,745,059	(18,752,145)	(21,996,249)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,196,365	$(12,744,089)	$(16,936,742)

[1]	See Note 4 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	61

Statements of Changes in Net Assets

	BlackRock Credit Strategies Income Fund		BlackRock GNMA Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income.	$7,451,306	$14,726,580	$6,008,056	$13,151,230
Net realized gain (loss)	(763,476)	(3,409,928)	(7,109,733)	9,355,122
Net change in unrealized appreciation (depreciation)	2,508,535	9,090,102	(11,642,412)	3,218,600

Net increase (decrease) in net assets resulting from operations	9,196,365	20,406,754	(12,744,089)	25,724,952

Distributions to Shareholders[1]
From net investment income:
Institutional	(5,209,551)	(9,452,445)	(6,162,074)	(12,506,628)
Service	—	—	(148,932)	(584,376)
Investor A	(2,494,752)	(4,900,568)	(2,913,540)	(5,602,714)
Investor C	(543,335)	(879,281)	(826,038)	(1,748,141)
Class K	(4,641)	(1,455)	(271,122)	(502,155)
From return of capital:
Institutional	—	—	—	(129,074)
Service	—	—	—	(5,725)
Investor A	—	—	—	(60,903)
Investor C	—	—	—	(17,496)
Class K	—	—	—	(5,332)

Decrease in net assets resulting from distributions to shareholders	(8,252,279)	(15,233,749)	(10,321,706)	(21,162,544)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	40,232,162	18,744,713	(100,564,392)	84,651,012

Net Assets
Total increase (decrease) in net assets	41,176,248	23,917,718	(123,630,187)	89,213,420
Beginning of period	368,427,077	344,509,359	842,223,047	753,009,627

End of period	$409,603,325	$368,427,077	$718,592,860	$842,223,047

Undistributed (distributions in excess of) net investment income, end of period	$(268,884)	$532,089	$(4,865,801)	$(552,151)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2017

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income	$5,059,507	$10,670,182
Net realized gain (loss)	(10,686,605)	10,835,600
Net change in unrealized appreciation (depreciation)	(11,309,644)	4,453,685

Net increase (decrease) in net assets resulting from operations	(16,936,742)	25,959,467

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,999,070)	(3,956,253)
Service	(52,877)	(88,461)
Investor A	(5,078,425)	(10,418,053)
Investor B1	(858)	(3,402)
Investor C	(380,739)	(687,889)
Investor C1	(450,875)	(950,943)
Class R	(260,233)	(448,691)

Decrease in net assets resulting from distributions to shareholders	(8,223,077)	(16,553,692)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(39,112,062)	(66,847,914)

Net Assets
Total decrease in net assets	(64,271,881)	(57,442,139)
Beginning of period	756,810,400	814,252,539

End of period	$692,538,519	$756,810,400

Distributions in excess of net investment income, end of period	$(3,640,102)	$(476,532)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	63

Financial Highlights	BlackRock Credit Strategies Income Fund

	Institutional
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.14	$9.99	$10.31	$10.30	$10.54	$10.20

Net investment income[1]	0.21	0.43	0.42	0.47	0.48	0.38
Net realized and unrealized gain (loss)	0.05	0.16	(0.28)	0.02	0.11 [2]	0.48[2]

Net increase from investment operations	0.26	0.59	0.14	0.49	0.59	0.86

Distributions:[3]
From net investment income	(0.23)	(0.44)	(0.45)	(0.45)	(0.47)	(0.34)
From net realized gain	—	—	(0.01)	(0.03)	(0.36)	(0.18)

Total distributions	(0.23)	(0.44)	(0.46)	(0.48)	(0.83)	(0.52)

Net asset value, end of period	$10.17	$10.14	$9.99	$10.31	$10.30	$10.54

Total Return[4]
Based on net asset value	2.61%[5]	6.09%	1.36%	4.86%	5.81%	8.74%

Ratios to Average Net Assets
Total expenses[6]	0.82%[7,8]	0.80%[7]	0.80%	0.88%	1.05%	1.47%

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.63%[8]	0.68%	0.70%	0.70%	0.70%	0.85%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[6]	0.63%[8]	0.68%	0.70%	0.70%	0.70%	0.70%

Net investment income[6]	4.15%[8]	4.28%	4.13%	4.49%	4.57%	3.69%

Supplemental Data
Net assets, end of period (000)	$273,307	$218,738	$211,705	$122,035	$25,225	$21,879

Portfolio turnover rate[9]	78%	101%	65%	65%	156%	507%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.02%	0.01%	0.01%	0.02%	N/A	N/A

[7]	Includes recoupment of past waived fees with no financial impact to the expense ratios.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	—	316%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,086%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	748%

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Credit Strategies Income Fund

	Investor A
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.13	$9.99	$10.31	$10.30	$10.53	$10.20

Net investment income[1]	0.20	0.40	0.40	0.44	0.43	0.35
Net realized and unrealized gain (loss)	0.05	0.16	(0.28)	0.02	0.15 [2]	0.48[2]

Net increase from investment operations	0.25	0.56	0.12	0.46	0.58	0.83

Distributions:[3]
From net investment income	(0.22)	(0.42)	(0.43)	(0.42)	(0.45)	(0.32)
From net realized gain	—	—	(0.01)	(0.03)	(0.36)	(0.18)

Total distributions	(0.22)	(0.42)	(0.44)	(0.45)	(0.81)	(0.50)

Net asset value, end of period	$10.16	$10.13	$9.99	$10.31	$10.30	$10.53

Total Return[4]
Based on net asset value	2.49%[5]	5.72%	1.12%	4.60%	5.63%	8.37%

Ratios to Average Net Assets
Total expenses[6]	1.13%[7]	1.10%	1.10%	1.13%	1.16%[8]	1.76%

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.88%[7]	0.93%	0.95%	0.95%	0.95%	1.10%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[6]	0.88%[7]	0.93%	0.95%	0.95%	0.95%	0.95%

Net investment income[6]	3.91%[7]	4.04%	3.90%	4.22%	4.13%	3.42%

Supplemental Data
Net assets, end of period (000)	$104,345	$120,167	$108,127	$87,100	$90,484	$22,199

Portfolio turnover rate[9]	78%	101%	65%	65%	156%	507%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.02%	0.01%	0.01%	0.02%	N/A	N/A

[7]	Annualized.

[8]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.15%.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	—	316%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,086%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	748%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	65

Financial Highlights (continued)	BlackRock Credit Strategies Income Fund

	Investor C
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.14	$9.99	$10.31	$10.30	$10.54	$10.20

Net investment income[1]	0.16	0.33	0.32	0.36	0.37	0.27
Net realized and unrealized gain (loss)	0.05	0.16	(0.28)	0.03	0.12 [2]	0.49[2]

Net increase from investment operations	0.21	0.49	0.04	0.39	0.49	0.76

Distributions:[3]
From net investment income	(0.18)	(0.34)	(0.35)	(0.35)	(0.37)	(0.24)
From net realized gain	—	—	(0.01)	(0.03)	(0.36)	(0.18)

Total distributions	(0.18)	(0.34)	(0.36)	(0.38)	(0.73)	(0.42)

Net asset value, end of period	$10.17	$10.14	$9.99	$10.31	$10.30	$10.54

Total Return[4]
Based on net asset value	2.11%[5]	5.04%	0.36%	3.82%	4.75%	7.67%

Ratios to Average Net Assets
Total expenses[6]	1.86%[7]	1.82%	1.83%	1.90%	2.03%[8]	2.51%

Total expenses after fees waived, reimbursed and paid indirectly[6]	1.63%[7]	1.68%	1.70%	1.70%	1.70%	1.85%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[6]	1.63%[7]	1.68%	1.70%	1.70%	1.70%	1.70%

Net investment income[6]	3.15%[7]	3.28%	3.15%	3.49%	3.55%	2.65%

Supplemental Data
Net assets, end of period (000)	$31,749	$29,321	$24,678	$21,768	$17,277	$14,841

Portfolio turnover rate[9]	78%	101%	65%	65%	156%	507%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.02%	0.01%	0.01%	0.02%	N/A	N/A

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	—	316%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,086%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	748%

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (concluded)	BlackRock Credit Strategies Income Fund

	Class K
	Six Months Ended March 31, 2017 (Unaudited)	Period August 1, 2016[1] to September 30, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.14	$10.08

Net investment income[2]	0.21	0.07
Net realized and unrealized gain	0.05	0.06

Net increase from investment operations	0.26	0.13

Distributions from net investment income[3]	(0.23)	(0.07)

Net asset value, end of period	$10.17	$10.14

Total Return[4]
Based on net asset value	2.64%[5]	1.32%[5]

Ratios to Average Net Assets
Total expenses[6,7]	0.76%	0.76%

Total expenses after fees waived, reimbursed and paid indirectly[6,7]	0.58%	0.57%

Net investment income[6,7]	4.21%	4.36%

Supplemental Data
Net assets, end of period (000)	$203	$201

Portfolio turnover rate	78%	101%[8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Period August 1, 2016[1] to September 30, 2016
Investments in underlying funds	0.02%	0.01%
[7]	Annualized.

[8]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	67

Financial Highlights	BlackRock GNMA Portfolio

	Institutional
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.89	$9.83	$9.83	$9.73	$10.49	$10.47

Net investment income[1]	0.08	0.19	0.15	0.15	0.12	0.23
Net realized and unrealized gain (loss)	(0.22)	0.15	0.09	0.20	(0.30)	0.32

Net increase (decrease) from investment operations	(0.14)	0.34	0.24	0.35	(0.18)	0.55

Distributions:[2]
From net investment income	(0.14)	(0.28)	(0.24)	(0.24)	(0.38)	(0.41)
From net realized gain	—	—	—	—	(0.20)	(0.12)
From return of capital	—	(0.00)[3]	(0.00)[3]	(0.01)	—	—

Total distributions	(0.14)	(0.28)	(0.24)	(0.25)	(0.58)	(0.53)

Net asset value, end of period	$9.61	$9.89	$9.83	$9.83	$9.73	$10.49

Total Return[4]
Based on net asset value	(1.44)%[5]	3.54%	2.45%	3.64%	(1.79)%	5.45%

Ratios to Average Net Assets
Total expenses[6]	0.66%[7]	0.66%	0.82%	0.83%	0.84%	0.82%

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.44%[7]	0.57%	0.55%	0.55%	0.58%	0.57%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[6]	0.43%[7]	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income[6]	1.74%[7]	1.88%	1.49%	1.57%	1.24%	2.25%

Supplemental Data
Net assets, end of period (000)	$418,629	$457,730	$420,167	$390,925	$428,182	$622,556

Portfolio turnover rate[8]	601%	1,139%	1,164%	1,258%	1,405%	741%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.03%	0.04%	N/A	N/A

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	232%	502%	429%	401%	480%	247%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,580%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	719%

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.87	$9.82	$9.82	$9.71	$10.48	$10.45

Net investment income[1]	0.07	0.16	0.11	0.12	0.08	0.20
Net realized and unrealized gain (loss)	(0.22)	0.14	0.09	0.21	(0.31)	0.32

Net increase (decrease) from investment operations	(0.15)	0.30	0.20	0.33	(0.23)	0.52

Distributions:[2]
From net investment income	(0.13)	(0.25)	(0.20)	(0.21)	(0.34)	(0.37)
From net realized gain	—	—	—	—	(0.20)	(0.12)
From return of capital	—	(0.00)[3]	(0.00)[3]	(0.01)	—	—

Total distributions	(0.13)	(0.25)	(0.20)	(0.22)	(0.54)	(0.49)

Net asset value, end of period	$9.59	$9.87	$9.82	$9.82	$9.71	$10.48

Total Return[4]
Based on net asset value	(1.57)%[5]	3.08%	2.09%	3.39%	(2.23)%	5.19%

Ratios to Average Net Assets
Total expenses[6]	1.01%[7]	0.98%[8]	1.16%	1.13%[8]	1.17%[8]	1.11%[8]

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.70%[7]	0.92%	0.90%	0.90%	0.93%	0.92%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[6]	0.69%[7]	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income[6]	1.48%[7]	1.60%	1.15%	1.21%	0.75%	1.88%

Supplemental Data
Net assets, end of period (000)	$10,748	$12,129	$28,828	$52,272	$51,353	$79,211

Portfolio turnover rate[9]	601%	1,139%	1,164%	1,258%	1,405%	741%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.03%	0.04%	N/A	N/A

[7]	Annualized.
[8]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	232%	502%	429%	401%	480%	247%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,580%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	719%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	69

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor A
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.93	$9.87	$9.87	$9.77	$10.54	$10.51

Net investment income[1]	0.07	0.15	0.11	0.12	0.09	0.20
Net realized and unrealized gain (loss)	(0.22)	0.16	0.09	0.20	(0.32)	0.32

Net increase (decrease) from investment operations	(0.15)	0.31	0.20	0.32	(0.23)	0.52

Distributions:[2]
From net investment income	(0.13)	(0.25)	(0.20)	(0.21)	(0.34)	(0.37)
From net realized gain	—	—	—	—	(0.20)	(0.12)
From return of capital	—	(0.00)[3]	(0.00)[3]	(0.01)	—	—

Total distributions	(0.13)	(0.25)	(0.20)	(0.22)	(0.54)	(0.49)

Net asset value, end of period	$9.65	$9.93	$9.87	$9.87	$9.77	$10.54

Total Return[4]
Based on net asset value	(1.55)%[5]	3.19%	2.08%	3.26%	(2.21)%	5.18%

Ratios to Average Net Assets
Total expenses[6]	0.93%[7,8]	0.92%	1.07%	1.09%	1.09%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.70%[8]	0.91%	0.91%	0.92%	0.93%	0.91%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[6]	0.69%[8]	0.89%	0.91%	0.92%	0.90%	0.90%

Net investment income[6]	1.50%[8]	1.51%	1.14%	1.24%	0.85%	1.90%

Supplemental Data
Net assets, end of period (000)	$188,366	$256,577	$186,427	$159,325	$310,492	$457,537

Portfolio turnover rate[9]	601%	1,139%	1,164%	1,258%	1,405%	741%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.03%	0.04%	N/A	N/A

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	232%	502%	429%	401%	480%	247%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,580%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	719%

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor C
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.88	$9.83	$9.83	$9.72	$10.49	$10.46

Net investment income[1]	0.04	0.08	0.04	0.05	0.01	0.12
Net realized and unrealized gain (loss)	(0.22)	0.14	0.09	0.20	(0.32)	0.32

Net increase (decrease) from investment operations	(0.18)	0.22	0.13	0.25	(0.31)	0.44

Distributions:[2]
From net investment income	(0.09)	(0.17)	(0.13)	(0.13)	(0.26)	(0.29)
From net realized gain	—	—	—	—	(0.20)	(0.12)
From return of capital	—	(0.00)[3]	(0.00)[3]	(0.01)	—	—

Total distributions	(0.09)	(0.17)	(0.13)	(0.14)	(0.46)	(0.41)

Net asset value, end of period	$9.61	$9.88	$9.83	$9.83	$9.72	$10.49

Total Return[4]
Based on net asset value	(1.83)%[5]	2.31%	1.32%	2.61%	(2.99)%	4.39%

Ratios to Average Net Assets
Total expenses[6]	1.68%[7,8]	1.68%	1.82%	1.83%	1.86%	1.82%

Total expenses after fees waived, reimbursed and paid indirectly[6]	1.45%[8]	1.67%	1.66%	1.66%	1.71%	1.67%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[6]	1.44%[8]	1.65%	1.66%	1.66%	1.68%	1.66%

Net investment income[6]	0.74%[8]	0.79%	0.40%	0.50%	0.10%	1.16%

Supplemental Data
Net assets, end of period (000)	$81,033	$96,578	$100,335	$119,398	$181,926	$311,721

Portfolio turnover rate[9]	601%	1,139%	1,164%	1,258%	1,405%	741%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.03%	0.04%	N/A	N/A

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	232%	502%	429%	401%	480%	247%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,580%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	719%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	71

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Class K
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.85	$9.80	$9.79	$9.69	$10.47	$10.44

Net investment income[1]	0.09	0.19	0.15	0.15	0.15	0.23
Net realized and unrealized gain (loss)	(0.22)	0.15	0.10	0.20	(0.35)	0.33

Net increase (decrease) from investment operations	(0.13)	0.34	0.25	0.35	(0.20)	0.56

Distributions:[2]
From net investment income	(0.14)	(0.29)	(0.24)	(0.24)	(0.38)	(0.41)
From net realized gain	—	—	—	—	(0.20)	(0.12)
From return of capital	—	(0.00)[3]	(0.00)[3]	(0.01)	—	—

Total distributions	(0.14)	(0.29)	(0.24)	(0.25)	(0.58)	(0.53)

Net asset value, end of period	$9.58	$9.85	$9.80	$9.79	$9.69	$10.47

Total Return[4]
Based on net asset value	(1.32)%[5]	3.47%	2.58%	3.67%	(1.97)%	5.59%

Ratios to Average Net Assets
Total expenses[6]	0.56%[7]	0.56%	0.70%	0.79%	0.81%	0.74%

Total expenses after fees waived, reimbursed and paid indirectly[6]	0.39%[7]	0.54%	0.52%	0.52%	0.55%	0.54%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[6]	0.38%[7]	0.52%	0.52%	0.52%	0.52%	0.52%

Net investment income[6]	1.78%[7]	1.90%	1.49%	1.58%	1.49%	2.18%

Supplemental Data
Net assets, end of period (000)	$19,817	$19,209	$17,253	$3,780	$3,114	$13,349

Portfolio turnover rate[8]	601%	1,139%	1,164%	1,258%	1,405%	741%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.03%	0.04%	N/A	N/A

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	232%	502%	429%	401%	480%	247%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,580%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	719%

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.76	$10.64	$10.59	$10.52	$10.94	$10.94

Net investment income[1]	0.09	0.18	0.18	0.19	0.12	0.17
Net realized and unrealized gain (loss)	(0.31)	0.20	0.12	0.16	(0.32)	0.19

Net increase (decrease) from investment operations	(0.22)	0.38	0.30	0.35	(0.20)	0.36

Distributions:[2]
From net investment income	(0.14)	(0.26)	(0.25)	(0.28)	(0.22)	(0.19)
From net realized gain	—	—	—	—	—	(0.17)

Total distributions	(0.14)	(0.26)	(0.25)	(0.28)	(0.22)	(0.36)

Net asset value, end of period	$10.40	$10.76	$10.64	$10.59	$10.52	$10.94

Total Return[3]
Based on net asset value	(2.08)%[4]	3.67%	2.80%	3.37%	(1.84)%	3.51%

Ratios to Average Net Assets
Total expenses	0.90%[5]	0.92%	0.92%	0.90%	0.84%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly	0.56%[5]	0.73%	0.65%	0.64%	0.64%	0.62%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.46%[5]	0.62%	0.62%	0.62%	0.62%	0.62%

Net investment income	1.71%[5]	1.70%	1.71%	1.78%	1.14%	1.54%

Supplemental Data
Net assets, end of period (000)	$155,594	$156,865	$152,632	$154,168	$150,202	$171,180

Portfolio turnover rate[6]	519%	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	1,240%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	73

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.75	$10.63	$10.58	$10.51	$10.93	$10.93

Net investment income[1]	0.08	0.16	0.16	0.17	0.10	0.14
Net realized and unrealized gain (loss)	(0.31)	0.20	0.11	0.16	(0.32)	0.20

Net increase (decrease) from investment operations	(0.23)	0.36	0.27	0.33	(0.22)	0.34

Distributions:[2]
From net investment income	(0.12)	(0.24)	(0.22)	(0.26)	(0.20)	(0.17)
From net realized gain	—	—	—	—	—	(0.17)

Total distributions	(0.12)	(0.24)	(0.22)	(0.26)	(0.20)	(0.34)

Net asset value, end of period	$10.40	$10.75	$10.63	$10.58	$10.51	$10.93

Total Return[3]
Based on net asset value	(2.11)%[4]	3.47%	2.61%	3.18%	(2.03)%	3.22%

Ratios to Average Net Assets
Total expenses	1.19%[5]	1.21%	1.14%	1.12%	1.12%	1.07%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.80%[5]	0.92%	0.84%	0.83%	0.83%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.71%[5]	0.81%	0.81%	0.81%	0.81%	0.81%

Net investment income	1.48%[5]	1.51%	1.53%	1.59%	0.96%	1.34%

Supplemental Data
Net assets, end of period (000)	$4,968	$4,452	$3,575	$3,873	$3,777	$5,021

Portfolio turnover rate[7]	519%	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	1,240%

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor A
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.79	$10.66	$10.61	$10.54	$10.97	$10.96

Net investment income[1]	0.08	0.15	0.15	0.16	0.10	0.13
Net realized and unrealized gain (loss)	(0.32)	0.21	0.12	0.16	(0.34)	0.21

Net increase (decrease) from investment operations	(0.24)	0.36	0.27	0.32	(0.24)	0.34

Distributions:[2]
From net investment income	(0.12)	(0.23)	(0.22)	(0.25)	(0.19)	(0.16)
From net realized gain	—	—	—	—	—	(0.17)

Total distributions	(0.12)	(0.23)	(0.22)	(0.25)	(0.19)	(0.33)

Net asset value, end of period	$10.43	$10.79	$10.66	$10.61	$10.54	$10.97

Total Return[3]
Based on net asset value	(2.20)%[4]	3.42%	2.52%	3.08%	(2.20)%	3.15%

Ratios to Average Net Assets
Total expenses	1.16%[5,6]	1.19%	1.10%	1.10%	1.07%	1.05%

Total expenses after fees waived, reimbursed and paid indirectly	0.81%[5]	1.06%	0.94%	0.92%	0.92%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.72%[5]	0.95%	0.90%	0.90%	0.90%	0.96%

Net investment income	1.45%[5]	1.40%	1.43%	1.50%	0.89%	1.20%

Supplemental Data
Net assets, end of period (000)	$414,719	$463,530	$517,485	$520,869	$602,786	$742,413

Portfolio turnover rate[7]	519%	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	1,240%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	75

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B1
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.75	$10.62	$10.58	$10.51	$10.93	$10.93

Net investment income[1]	0.05	0.10	0.10	0.10	0.06	0.08
Net realized and unrealized gain (loss)	(0.31)	0.21	0.10	0.16	(0.35)	0.20

Net increase (decrease) from investment operations	(0.26)	0.31	0.20	0.26	(0.29)	0.28

Distributions:[2]
From net investment income	(0.10)	(0.18)	(0.16)	(0.19)	(0.13)	(0.11)
From net realized gain	—	—	—	—	—	(0.17)

Total distributions	(0.10)	(0.18)	(0.16)	(0.19)	(0.13)	(0.28)

Net asset value, end of period	$10.39	$10.75	$10.62	$10.58	$10.51	$10.93

Total Return[3]
Based on net asset value	(2.45)%[4]	2.91%	1.88%	2.53%	(2.66)%	2.69%

Ratios to Average Net Assets
Total expenses[5]	1.50%[6]	1.65%	2.00%	2.13%	1.97%	1.78%

Total expenses after fees waived, reimbursed and paid indirectly	1.32%[6]	1.55%	1.48%	1.48%	1.47%	1.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.22%[6]	1.45%	1.45%	1.45%	1.45%	1.45%

Net investment income	0.98%[6]	0.94%	0.92%	0.96%	0.53%	0.70%

Supplemental Data
Net assets, end of period (000)	$86	$141	$240	$2,169	$4,632	$17,793

Portfolio turnover rate[7]	519%	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Expense ratios	1.17%	1.40%	—	2.12%	1.96%	1.76%

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	1,240%

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.77	$10.65	$10.60	$10.53	$10.95	$10.95

Net investment income[1]	0.04	0.07	0.07	0.07	0.01	0.04
Net realized and unrealized gain (loss)	(0.32)	0.20	0.11	0.16	(0.33)	0.20

Net increase (decrease) from investment operations	(0.28)	0.27	0.18	0.23	(0.32)	0.24

Distributions:[2]
From net investment income	(0.08)	(0.15)	(0.13)	(0.16)	(0.10)	(0.07)
From net realized gain	—	—	—	—	—	(0.17)

Total distributions	(0.08)	(0.15)	(0.13)	(0.16)	(0.10)	(0.24)

Net asset value, end of period	$10.41	$10.77	$10.65	$10.60	$10.53	$10.95

Total Return[3]
Based on net asset value	(2.57)%[4]	2.53%	1.68%	2.25%	(2.91)%	2.23%

Ratios to Average Net Assets
Total expenses[5]	1.94%[6]	1.97%	1.91%	1.92%	1.89%	1.87%

Total expenses after fees waived, reimbursed and paid indirectly	1.57%[6]	1.83%	1.75%	1.74%	1.74%	1.78%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.47%[6]	1.72%	1.72%	1.72%	1.72%	1.78%

Net investment income	0.70%[6]	0.62%	0.62%	0.69%	0.09%	0.38%

Supplemental Data
Net assets, end of period (000)	$44,977	$51,545	$49,408	$54,894	$69,749	$101,144

Portfolio turnover rate[7]	519%	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Expense ratios	N/A	N/A	N/A	1.91%	—	—

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	1,240%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	77

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C1
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.77	$10.64	$10.60	$10.53	$10.95	$10.95

Net investment income[1]	0.05	0.09	0.09	0.09	0.03	0.07
Net realized and unrealized gain (loss)	(0.32)	0.21	0.10	0.16	(0.33)	0.20

Net increase (decrease) from investment operations	(0.27)	0.30	0.19	0.25	(0.30)	0.27

Distributions:[2]
From net investment income	(0.09)	(0.17)	(0.15)	(0.18)	(0.12)	(0.10)
From net realized gain	—	—	—	—	—	(0.17)

Total distributions	(0.09)	(0.17)	(0.15)	(0.18)	(0.12)	(0.27)

Net asset value, end of period	$10.41	$10.77	$10.64	$10.60	$10.53	$10.95

Total Return[3]
Based on net asset value	(2.47)%[4]	2.82%	1.78%	2.44%	(2.73)%	2.49%

Ratios to Average Net Assets
Total expenses[5]	1.80%[6]	1.83%	1.74%	1.75%	1.75%	1.77%

Total expenses after fees waived, reimbursed and paid indirectly	1.37%[6]	1.64%	1.56%	1.55%	1.55%	1.53%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.27%[6]	1.53%	1.53%	1.53%	1.53%	1.53%

Net investment income	0.90%[6]	0.83%	0.81%	0.87%	0.26%	0.63%

Supplemental Data
Net assets, end of period (000)	$48,906	$54,029	$68,972	$81,936	$93,384	$118,369

Portfolio turnover rate[7]	519%	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Expense ratios	—	—	N/A	—	—	1.76%

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	1,240%

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Class R
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.78	$10.66	$10.61	$10.54	$10.96	$10.97

Net investment income[1]	0.06	0.12	0.12	0.13	0.06	0.10
Net realized and unrealized gain (loss)	(0.31)	0.20	0.11	0.16	(0.32)	0.19

Net increase (decrease) from investment operations	(0.25)	0.32	0.23	0.29	(0.26)	0.29

Distributions:[2]
From net investment income	(0.11)	(0.20)	(0.18)	(0.22)	(0.16)	(0.13)
From net realized gain	—	—	—	—	—	(0.17)

Total distributions	(0.11)	(0.20)	(0.18)	(0.22)	(0.16)	(0.30)

Net asset value, end of period	$10.42	$10.78	$10.66	$10.61	$10.54	$10.96

Total Return[3]
Based on net asset value	(2.32)%[4]	3.06%	2.20%	2.76%	(2.41)%	2.74%

Ratios to Average Net Assets
Total expenses[5]	1.47%[6]	1.49%	1.41%	1.42%	1.42%	1.41%

Total expenses after fees waived, reimbursed and paid indirectly	1.07%[6]	1.32%	1.24%	1.23%	1.23%	1.21%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.97%[6]	1.21%	1.21%	1.21%	1.21%	1.21%

Net investment income	1.20%[6]	1.12%	1.13%	1.19%	0.58%	0.95%

Supplemental Data
Net assets, end of period (000)	$23,287	$26,247	$21,940	$23,967	$26,378	$36,167

Portfolio turnover rate[7]	519%	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Expense ratios	N/A	N/A	N/A	N/A	1.41%	1.38%

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	356%	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	—	1,240%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	79

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Credit Strategies Income Fund	Credit Strategies Income	Diversified
BlackRock GNMA Bond Portfolio	GNMA	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B1 Shares	No	Yes	To Investor A Shares after 10 years
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No2	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (“Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income

80	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carry forwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than each Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be on a modified applied retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

BLACKROCK FUNDS II	MARCH 31, 2017	81

Notes to Financial Statements (continued)

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

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For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements (continued)

As of March 31, 2017, certain investments of Credit Strategies Income were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only

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(“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with

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Notes to Financial Statements (continued)

purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, Credit Strategies Income earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Credit Strategies Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Go Daddy Operating Co. LLC (GD Finance Co., Inc.)	$355,927	$355,038	$356,241	$1,203
Oberthur Technologies Holding SAS (FKA OT Frenchco 1 SAS)	$89,671	$89,236	$90,231	$995

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its

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investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the six months ended March 31, 2017, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$9,289,716	0.76%
U.S. Government Bond	$178,559,811	0.21%

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following tables are summaries of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Net Amount[2]
U.S. Government Bond
Counterparty
Barclays Capital, Inc.	$33,965,613	$(33,918,929)	$ 46,684
Credit Suisse Securities (USA) LLC	24,938,054	(24,935,777)	2,277
Deutsche Bank Securities, Inc.	15,490,224	(15,394,298)	95,926
Merrill Lynch, Pierce, Fenner & Smith, Inc.	22,413,014	(22,413,014)	—

Total	$96,806,905	$(96,662,018)	$144,887

[1]

Collateral with a value of $96,664,499 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

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Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the

88	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity) (equity risk, commodity risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

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Notes to Financial Statements (continued)

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Certain Funds enter into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

90	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Credit Strategies Income	GNMA	U.S. Government Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%	0.400%	0.500%
$1 Billion - $2 Billion	0.450%	0.390%	0.450%
$2 Billion - $3 Billion	0.425%	0.380%	0.425%
Greater than $3 Billion	0.400%	0.370%	0.400%

With respect to Credit Strategies Income, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by Credit Strategies Income to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B1	Investor C	Investor C1	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.50%	0.75%	0.55%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B1	Investor C	Investor C1	Class R	Total
Credit Strategies Income	—	$143,805	—	$151,429	—	—	$ 295,234
GNMA	$14,318	$280,153	—	$445,888	—	—	$ 740,359
U.S. Government Bond	$ 5,720	$544,083	$192	$241,016	$202,628	$62,144	$1,055,783

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2017, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$22,744	—	$11,504	—	$3,029	—	$ 20	—	$37,297
GNMA	$43,140	$1,146	$22,412	—	$8,918	—	$1,865	—	$77,481

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Notes to Financial Statements (continued)

	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K	Class R	Total
U.S. Government Bond	$15,411	$458	$43,526	$10	$4,820	$5,066	—	$2,486	$71,777

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Credit Strategies Income	$ 153	—	—	$ 153
GNMA	$10,590	$2,589	$2,478	$15,657
U.S. Government Bond	$64,590	$3,064	$2,240	$69,894

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$ 230	—	$ 436	$ 179	—	—	—	$ 845
GNMA	$8,672	—	$ 1,970	$1,116	—	$36	—	$11,794
U.S. Government Bond	$ 424	$13	$14,083	$ 540	$158	—	$32	$15,250

For the six months ended March 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$ 74,799	—	$ 70,773	$15,512	—	—	—	$161,084
GNMA	$214,125	$11,637	$130,161	$55,238	—	$455	—	$411,616
U.S. Government Bond	$115,135	$ 4,409	$354,351	$46,612	$63,407	—	$28,108	$612,022

Other Fees: For the six months ended March 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Credit Strategies Income	$2,393
GNMA	$3,531
U.S. Government Bond	$1,276

For the six months ended March 31, 2017, affiliates received CDSCs as follows:

	Investor A	Investor B1	Investor C
Credit Strategies Income	$ 68	—	$2,660
GNMA	$3,487	—	$5,336
U.S. Government Bond	$ 554	$451	$1,558

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Institutional	0.63%	0.42%	0.45%
Service	N/A	0.67%	0.70%
Investor A	0.88%	0.67%	0.70%
Investor B1	N/A	N/A	1.20%
Investor C	1.63%	1.42%	1.45%
Investor C1	N/A	N/A	1.25%
Class K	0.58%	0.37%	N/A
Class R	N/A	N/A	0.95%

92	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

Prior to October 14, 2016, the expense limitations as a percentage of average daily net assets were as follows:

	GNMA	U.S. Government Bond
Institutional	0.55%	0.62%
Service	0.90%	0.81%
Investor A	0.92%	0.95%
Investor B1	N/A	1.45%
Investor C	1.67%	1.72%
Investor C1	N/A	1.53%
Class K	0.52%	N/A
Class R	N/A	1.21%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2018, unless approved by the Board, including a majority of the independent trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended March 31, 2017, the amounts included in fees waived by the Manager were as follows:

Credit Strategies Income	$277,689
GNMA	$540,618
U.S. Government Bond	$635,686

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. Class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$22,306	—	$11,504	$3,028	—	$ 20	—	$36,858
GNMA	$43,387	$1,141	$21,149	$8,231	—	$1,860	—	$75,768
U.S. Government Bond	$15,411	$ 458	$42,759	$4,767	$4,977	—	$2,486	$70,858

Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$ 209	—	$ 436	$ 179	—	—	—	$ 824
GNMA	$8,720	—	$ 1,856	$1,026	—	$34	—	$11,636
U.S. Government Bond	$ 424	$13	$13,771	$ 530	$156	—	$32	$14,926

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$ 18,237	—	$ 41,370	$ 7,662	—	—	—	$ 67,269
GNMA	$100,906	$8,452	$ 69,006	$31,017	—	$382	—	$209,763
U.S. Government Bond	$108,469	$4,327	$311,706	$42,531	$59,391	—	$26,191	$552,615

With respect to the Funds, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended March 31, 2017, the amounts waived were as follows:

Credit Strategies Income	$9,566
GNMA	$12,635
U.S. Government Bond	$3,639

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2018. This contractual agreement may be terminated with respect to each Fund upon 90 days’ notice by a majority of Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended March 31, 2017, Credit Strategies Income waived $7,796 in investment advisory fees pursuant to these arrangements.

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

BLACKROCK FUNDS II	MARCH 31, 2017	93

Notes to Financial Statements (continued)

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the six months ended March 31, 2017, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Total
Credit Strategies	$57	—	—	—	—	—	$ 57
GNMA	—	—	$1,574	—	$368	—	$1,942
U.S. Government Bond	—	—	$ 206	$152	—	$64	$ 422

On March 31, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2017	2018	2019
Credit Strategies Income
Fund Level	$ 46,517	$135,902	$277,689
Institutional	$ 129,920	$154,445	$ 40,752
Investor A	$ 124,098	$145,702	$ 53,310
Investor C	$ 24,242	$ 24,925	$ 10,869
Class K	—	$ 6	$ 20
GNMA
Fund Level	$1,093,003	$ 36,757	$540,618
Institutional	$ 471,274	$398,474	$153,013
Service	$ 45,773	$ 12,270	$ 9,593
Investor A	—	$ 4,029	$ 92,011
Investor C	—	$ 1,555	$ 40,274
Class K	$ 3,184	$ 3,396	$ 2,276
U.S. Government Bond
Fund Level	$ 650,484	$575,175	$635,686
Institutional	$ 276,107	$188,427	$124,304
Service	$ 8,371	$ 8,295	$ 4,798
Investor A	$ 460,080	$252,163	$368,236
Investor B1	$ 5,698	$ 47	—
Investor C	$ 43,126	$ 32,842	$ 47,828
Investor C1	$ 77,198	$ 70,938	$ 64,524
Class R	$ 20,714	$ 22,153	$ 28,709

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2017, the Funds did not participate in the Interfund Lending Program.

94	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the six months ended March 31, 2017, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Credit Strategies Income	GNMA	U.S. Government Bond
Non-U.S. Government Securities	$303,992,295	$5,617,330,396	$3,190,026,967
U.S. Government Securities	—	26,829,925	1,068,290,283

Total Purchases	$303,992,295	$5,644,160,321	$4,258,317,250

Sales
	Credit Strategies Income	GNMA	U.S. Government Bond
Non-U.S. Government Securities
(includes paydowns)	$269,906,743	$5,833,740,046	$3,550,077,606
U.S. Government Securities	3,891,711	17,703,166	1,159,649,884

Total Sales	$273,798,454	$5,851,443,212	$4,709,727,490

For the six months ended March 31, 2017, purchases and sales related to mortgage dollar rolls were as follows:
		GNMA	U.S. Government Bond
Purchases		$3,462,678,489	$1,338,680,075
Sales		$3,464,075,821	$1,338,574,536

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2017, the Funds had capital loss carry forwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Credit Strategies Income	GNMA	U.S. Government Bond
No expiration date[1]	$6,145,420	$46,654,079	$32,654,870
2018	—	—	3,443,608

Total	$6,145,420	$46,654,079	$36,098,478

[1]	Must be utilized prior to losses subject to expiration.

BLACKROCK FUNDS II	MARCH 31, 2017	95

Notes to Financial Statements (continued)

As of March 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Tax cost	$394,823,672	$1,361,665,857	$1,021,859,480

Gross unrealized appreciation	$ 5,775,232	$ 12,484,294	$ 4,665,108
Gross unrealized depreciation	(3,163,389)	(7,601,218)	(8,784,055)

Net unrealized appreciation (depreciation)	$ 2,611,843	$ 4,883,076	$ (4,118,947)

9. Bank Borrowings:

BlackRock Funds II, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Of the aggregate $2.1 billion commitment amount, $500 million is specifically designated to BlackRock Floating Rate Income Portfolio and Credit Strategies Income in the aggregate. The remaining $1.6 billion commitment is available to all Participating Funds, but BlackRock Floating Rate Income Portfolio and Credit Strategies Income can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

96	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
Credit Strategies Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	13,401,605	$135,779,124	18,635,920	$185,102,381
Shares issued in reinvestment of distributions	478,201	4,832,903	904,920	8,992,583
Shares redeemed	(8,571,236)	(86,568,598)	(19,149,739)	(189,933,007)

Net increase	5,308,570	$54,043,429	391,101	$4,161,957

Investor A
Shares sold	2,886,224	$29,182,595	8,143,011	$80,833,769
Shares issued in reinvestment of distributions	235,244	2,375,692	464,442	4,619,475
Shares redeemed	(4,711,472)	(47,701,129)	(7,572,990)	(75,349,579)

Net increase (decrease)	(1,590,004)	$(16,142,842)	1,034,463	$10,103,665

BLACKROCK FUNDS II	MARCH 31, 2017	97

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
Credit Strategies Income (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	603,464	$ 6,088,426	1,188,206	$11,855,063
Shares issued in reinvestment of distributions	49,919	504,215	78,974	785,908
Shares redeemed	(422,606)	(4,262,071)	(844,454)	(8,361,880)

Net increase	230,777	$ 2,330,570	422,726	$ 4,279,091

			Period August 1, 2016[1] to September 30, 2016
			Shares	Amount
Class K
Shares sold	99	$ 1,001	19,841	$ 200,000
Shares issued in reinvestment of distributions	—	4	—	—

Net increase	99	$ 1,005	19,841	$ 200,000

Total Net Increase	3,949,442	$40,232,162	1,868,131	$18,744,713

[1] Commencement of operations.

			Year Ended September 30, 2016
GNMA			Shares	Amount
Institutional
Shares sold	10,428,190	$ 100,804,640	25,735,507	$ 253,521,823
Shares issued in reinvestment of distributions	491,720	4,760,011	918,421	9,056,821
Shares redeemed	(13,661,391)	(132,030,423)	(23,090,818)	(227,578,069)

Net increase (decrease)	(2,741,481)	$ (26,465,772)	3,563,110	$ 35,000,575

Service
Shares sold	112,251	$ 1,087,372	428,317	$ 4,214,059
Shares issued in reinvestment of distributions	15,373	148,575	59,916	589,491
Shares redeemed	(236,392)	(2,280,950)	(2,195,454)	(21,625,669)

Net decrease	(108,768)	$(1,045,003)	(1,707,221)	$(16,822,119)

Investor A
Shares sold and automatic conversion of shares	2,144,727	$ 20,888,973	11,928,771	$118,104,703
Shares issued in reinvestment of distributions	286,945	2,790,204	548,692	5,433,571
Shares redeemed	(8,759,351)	(84,963,431)	(5,514,768)	(54,616,212)

Net increase (decrease)	(6,327,679)	$(61,284,254)	6,962,695	$ 68,922,062

Investor C
Shares sold	321,337	$ 3,120,093	1,938,423	$ 19,068,875
Shares issued in reinvestment of distributions	74,356	719,477	157,369	1,550,495
Shares redeemed	(1,733,799)	(16,742,467)	(2,532,386)	(24,940,186)

Net decrease	(1,338,106)	$(12,902,897)	(436,594)	$ (4,320,816)

98	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
GNMA (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	283,535	$ 2,721,476	646,334	$ 6,352,020
Shares issued in reinvestment of distributions	28,107	271,106	51,392	504,877
Shares redeemed	(192,404)	(1,859,048)	(508,811)	(4,985,587)

Net increase	119,238	$ 1,133,534	188,915	$ 1,871,310

Total Net Increase	(10,396,796)	$(100,564,392)	8,570,905	$84,651,012

U.S. Government Bond
Institutional
Shares sold	2,606,665	$ 27,306,704	8,603,656	$ 91,736,857
Shares issued in reinvestment of distributions	136,180	1,420,386	266,981	2,840,324
Shares redeemed	(2,362,977)	(24,680,091)	(8,642,825)	(92,357,260)

Net increase	379,868	$ 4,046,999	227,812	$ 2,219,921

Service
Shares sold	150,405	$1,570,752	104,239	$1,111,394
Shares issued in reinvestment of distributions	5,020	52,327	8,053	85,563
Shares redeemed	(91,575)	(957,893)	(34,560)	(367,030)

Net increase	63,850	$ 665,186	77,732	$ 829,927

Investor A
Shares sold and automatic conversion of shares	2,112,294	$ 22,179,047	8,737,448	$ 92,954,898
Shares issued in reinvestment of distributions	407,111	4,256,359	821,245	8,742,043
Shares redeemed	(5,719,775)	(59,924,485)	(15,124,986)	(161,411,332)

Net decrease	(3,200,370)	$(33,489,079)	(5,566,293)	$ (59,714,391)

Investor B1
Shares sold	—	$ 3	—	$ 7
Shares issued in reinvestment of distributions	74	771	234	2,470
Shares redeemed	(4,873)	(51,917)	(9,731)	(103,763)

Net decrease	(4,799)	$(51,143)	(9,497)	$(101,286)

Investor C
Shares sold	419,342	$ 4,407,228	2,000,747	$ 21,242,525
Shares issued in reinvestment of distributions	30,809	321,186	55,467	588,612
Shares redeemed	(915,968)	(9,577,015)	(1,911,512)	(20,358,198)

Net increase (decrease)	(465,817)	$(4,848,601)	144,702	$ 1,472,939

Investor C1
Shares sold	184,965	$ 1,930,027	482,215	$ 5,133,471
Shares issued in reinvestment of distributions	36,880	384,602	77,660	823,470
Shares redeemed	(541,092)	(5,669,265)	(2,022,447)	(21,506,093)

Net decrease	(319,247)	$(3,354,636)	(1,462,572)	$(15,549,152)

BLACKROCK FUNDS II	MARCH 31, 2017	99

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
U.S. Government Bond (concluded)	Shares	Amount	Shares	Amount

Class R
Shares sold	385,643	$4,043,199	1,014,162	$10,815,015
Shares issued in reinvestment of distributions	24,889	260,047	42,093	448,104
Shares redeemed	(610,581)	(6,384,034)	(680,716)	(7,268,991)

Net increase (decrease)	(200,049)	$(2,080,788)	375,539	$3,994,128

Total Net Decrease	(3,746,564)	$(39,112,062)	(6,212,577)	$(66,847,914)

At March 31, 2017, 19,841 Class K Shares of Credit Strategies Income Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 20, 2017, the credit agreement was extended until April 2018 under the same terms.

100	BLACKROCK FUNDS II	MARCH 31, 2017

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Trustees of the Trust.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisers[1] BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited 079912 Singapore	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Credit Strategies Income.

BLACKROCK FUNDS II	MARCH 31, 2017	101

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

102	BLACKROCK FUNDS II	MARCH 31, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2017	103

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TaxableCGU-3/17-SAR

MARCH 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock Core Bond Portfolio

▶   BlackRock High Yield Bond Portfolio

▶   BlackRock Low Duration Bond Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance, while U.S. Treasuries and other higher-quality assets generated negative returns. Markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. The more rate-sensitive high-quality assets, however, struggled as rising energy prices, modest wage increases and steady U.S. job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy. The primary tension surfacing in markets in 2017 has been between reflationary expectations and the realities of fiscal and monetary policy. Markets have been turning their attention to the Fed’s outlook for additional interest rate hikes, while assessing the probability of Congress passing meaningful fiscal stimulus amid political division and a limited budget.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed leaning toward higher interest rates and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted long-term investment returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases the risk and return potential of active investing. Fixed income investors are also facing challenges as bond markets recalibrate for higher inflation expectations after eight years of deflationary concerns. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.12%	17.17%
U.S. small cap equities (Russell 2000® Index)	11.52	26.22
International equities (MSCI Europe, Australasia, Far East Index)	6.48	11.67
Emerging market equities (MSCI Emerging Markets Index)	6.80	17.21
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.19	0.36
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(6.08)	(3.97)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.44
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.93)	0.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.50	16.39

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

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BLACKROCK FUNDS II	MARCH 31, 2017	3

Fund Summary as of March 31, 2017	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2017, all of the Fund’s share classes outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, except for Investor C Shares, which performed in line with the benchmark.

What factors influenced performance?

•

During the period, the Fund’s duration (sensitivity to interest rate movements) and yield curve positioning, investment-grade credit positioning, macro-oriented strategies, and overweight to securitized assets all contributed positively to performance.

•	The Fund’s security selection within asset-backed securities and commercial mortgage-backed securities (“CMBS”) represented the main detractors from performance.

•

The Fund held derivatives for risk management purposes as well as to manage exposures with the goal of generating alpha. The use of derivatives including futures, contributed to the Fund’s performance as the investment adviser tactically managed the portfolio’s duration and sector exposure through the reporting period.

Describe recent portfolio activity.

•

At the end of November, on expectations regarding the impact of rising interest rates on intermediate-term bond outflows, the Fund’s underweight position to the long end of the U.S. yield curve was eliminated and an underweight to the three- to ten-year portion of the curve was initiated. The Fund also moved to an underweight position in U.S.

investment-grade credit. Toward the end of the six-month period, the Fund assumed a more cautious stance regarding emerging markets on concerns over rising interest rates and a stronger U.S. dollar. The Fund emphasized securitized products, adding to collateralized loan obligations (“CLOs”), but taking profits in CMBS and non-agency mortgages following their strong performance during the period.

•

In early 2017, the Fund was positioned in anticipation of higher interest rates globally from firming global growth. In seeking to benefit from this scenario, the Fund maintained an underweight duration bias, and a preference for sectors of the market with attractive yields that are profiting from increased consumer confidence, such as securitized assets and emerging markets.

Describe portfolio positioning at period end.

•

Toward the end of the period, the Fund had reduced its underweight in U.S. duration, as uncertainty surrounding fiscal policy and geopolitical risk kept rates range-bound. As mid-term inflation expectations came off their highs, the Fund added some inflation breakeven exposure. In order to reduce the portfolio’s overall risk from elevated valuations for spread sectors, the Fund rotated from index exposure into select cash bonds in investment-grade credit. The Fund ended the period with an increased overweight in emerging markets, on the view that firming developed market growth bodes well for the sector. The Fund continued to favor securitized assets for yield, as a strong technical backdrop supported products such as CMBS and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	40%
U.S. Treasury Obligations	26
Corporate Bonds	24
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	71%
AA/Aa	4
A	11
BBB/Baa	14

[1]	Total investments exclude short-term securities and options purchased.
[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK FUNDS II	MARCH 31, 2017

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]     The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the benchmark).

[3]     A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended March 31, 2017

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.47%	2.33%	(1.80)%	0.66%	N/A	2.96%	N/A	3.95%	N/A
Service	2.22	2.07	(1.92)	0.26	N/A	2.64	N/A	3.64	N/A
Investor A	2.13	1.96	(1.82)	0.37	(3.65)%	2.65	1.81%	3.64	3.22%
Investor C	1.48	1.33	(2.20)	(0.39)	(1.37)	1.89	1.89	2.84	2.84
Class K	2.52	2.45	(1.76)	0.72	N/A	3.06	N/A	4.06	N/A
Class R	1.97	1.76	(2.04)	0.12	N/A	2.36	N/A	3.35	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	(2.18)	0.44	N/A	2.34	N/A	4.27	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Ending Account Value March 31, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$982.00	$2.37	$2.12	$1,000.00	$1,022.54	$2.42	$1,022.79	$2.17
Service	$1,000.00	$980.80	$3.65	$3.41	$1,000.00	$1,021.24	$3.73	$1,021.49	$3.48
Investor A	$1,000.00	$981.80	$3.66	$3.41	$1,000.00	$1,021.24	$3.73	$1,021.49	$3.48
Investor C	$1,000.00	$978.00	$7.35	$7.10	$1,000.00	$1,017.50	$7.49	$1,017.75	$7.24
Class K	$1,000.00	$982.40	$2.13	$1.88	$1,000.00	$1,022.79	$2.17	$1,023.04	$1.92
Class R	$1,000.00	$979.60	$4.89	$4.64	$1,000.00	$1,020.00	$4.99	$1,020.24	$4.73

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.48% for Institutional, 0.74% for Service, 0.74% for Investor A, 1.49% for Investor C, 0.43% for Class K and 0.99% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.43% for Institutional, 0.69% for Service, 0.69% for Investor A, 1.44% for Investor C, 0.38% for Class K and 0.94% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2017	5

Fund Summary as of March 31, 2017	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2017, all of the Fund’s share classes outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, with the exception of Investor C Shares, which performed in line with the benchmark, and Investor B Shares, which underperformed the benchmark.

What factors influenced performance?

•

During the period, the largest detractor from a sector perspective was the Fund’s underweight to the oil field services sector, while the “other industrials” and electric sectors were lesser detractors. From a credit-rating perspective, the Fund’s underweight to lower-quality BB-rated and CCC-rated names represented slight detractors as these segments of the market outperformed. Lastly, the portfolio’s small positions in equity futures as a strategy to manage risk were slight detractors.

•

The largest contributors on a sector basis included the banking, wireless and independent energy sectors. Also contributing were the midstream and government-related energy sectors. From a credit rating perspective, non-rated and B-rated names were the largest contributors, while the Fund’s small positions in A-rated and BBB-rated issues also were additive. From an asset allocation perspective, the Fund’s tactical positioning within floating rate loan interests (bank loans) made a strong positive contribution, as did liquid high yield positions including high yield ETFs, high yield index credit default swaps and total return swaps.

Describe recent portfolio activity.

•

From a portfolio risk stance, the Fund maintained a slight overweight. However, in terms of security selection, the investment adviser remained focused on quality and consistent cash flow, in issues where balance sheets and asset coverage were strong. While lower quality and distressed portions of the high yield market outperformed over the semi-

annual period, the Fund remained underweight to the riskier, higher yielding portion of the market in order to prudently manage risk. In that light, the Fund reduced risk across the consumer cyclical segment — retail in particular — as the investment adviser’s outlook for the segment continues to deteriorate under pressure from declining sales and longer-term structural changes. The Fund added to its holdings in the cable & satellite and technology sectors.

Describe portfolio positioning at period end.

•

As of period end, the Fund held an underweight to BB-rated credits, an overweight in B-rated issuers and an overweight in select CCC bonds with improving credit positions or attractive yields. Importantly, the Fund maintained underweights to either end of the market’s yield spectrum, i.e. the higher-yielding segment that contained a larger concentration of stressed assets as well as the lower yielding portion where spreads do not compensate for the risk assumed. The Fund maintained these underweights based on the investment adviser’s approach to seeking attractive long-term risk-adjusted returns rather than on short-term market movements. At period end, the portfolio remained overweight the broad energy space, with a preference for onshore drillers versus offshore-focused companies. Retail was a notable underweight, as longer-term trends continue to drive consumption online and away from traditional brick and mortar stores. While the Fund maintained a select, idiosyncratic equity position, it also held an overall net short equity position, having added to S&P 500 risk strategies over the period. The Fund ended the period with an allocation to bank loans that was slightly higher than at the beginning of the period. Lastly, the portfolio maintained positions in liquid products (including iShares iBoxx $ High Yield Corporate Bond ETF and high yield index credit default swaps).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	83%
Floating Rate Loan Interests	8
Preferred Securities	4
Asset-Backed Securities	3
Common Stocks	2

Credit Quality Allocation[2]	Percent of Total Investments[1]
A	1%
BBB/Baa	6
BB/Ba	34
B	43
CCC/Caa	10
N/R	6

[1]	Total investments exclude short-term securities and options purchased.
[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	BLACKROCK FUNDS II	MARCH 31, 2017

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]     The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.

[3]     An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended March 31, 2017
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.75%	5.75%	5.11%	15.15%	N/A	6.96%	N/A	7.17%	N/A
Service	5.47	5.47	4.80	14.79	N/A	6.61	N/A	6.82	N/A
Investor A	5.19	5.12	4.94	14.76	10.17%	6.63	5.76%	6.82	6.38%
Investor B	4.20	4.20	4.34	13.76	9.26	5.66	5.34	6.26	6.26
Investor B1	4.86	4.86	4.65	14.15	10.15	6.04	5.72	6.30	6.30
Investor C	4.67	4.67	4.54	13.90	12.90	5.81	5.81	6.02	6.02
Investor C1	4.86	4.86	4.64	14.11	N/A	5.98	N/A	6.22	N/A
Class K	5.83	5.83	5.14	15.21	N/A	7.04	N/A	7.26	N/A
Class R	5.09	5.09	4.77	14.39	N/A	6.28	N/A	6.51	N/A
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	4.50	16.39	N/A	6.82	N/A	7.54	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Ending Account Value March 31, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,051.10	$ 3.17	$ 3.07	$1,000.00	$1,021.84	$ 3.13	$1,021.94	$ 3.02
Service	$1,000.00	$1,048.00	$ 4.80	$ 4.75	$1,000.00	$1,020.24	$ 4.73	$1,020.29	$ 4.68
Investor A	$1,000.00	$1,049.40	$ 4.91	$ 4.80	$1,000.00	$1,020.14	$ 4.84	$1,020.24	$ 4.73
Investor B	$1,000.00	$1,043.40	$10.70	$10.65	$1,000.00	$1,014.46	$10.55	$1,014.51	$10.50
Investor B1	$1,000.00	$1,046.50	$ 7.65	$ 7.60	$1,000.00	$1,017.45	$ 7.54	$1,017.50	$ 7.49
Investor C	$1,000.00	$1,045.40	$ 8.72	$ 8.67	$1,000.00	$1,016.40	$ 8.60	$1,016.45	$ 8.55
Investor C1	$1,000.00	$1,046.40	$ 7.76	$ 7.70	$1,000.00	$1,017.35	$ 7.64	$1,017.40	$ 7.59
Class K	$1,000.00	$1,051.40	$ 2.81	$ 2.76	$1,000.00	$1,022.19	$ 2.77	$1,022.24	$ 2.72
Class R	$1,000.00	$1,047.70	$ 6.53	$ 6.48	$1,000.00	$1,018.55	$ 6.44	$1,018.60	$ 6.39

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.94% for Service, 0.96% for Investor A, 2.10% for Investor B, 1.50% for Investor B1, 1.71% for Investor C, 1.52% for Investor C1, 0.55% for Class K and 1.28% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.93% for Service, 0.94% for Investor A, 2.09% for Investor B, 1.49% for Investor B1, 1.70% for Investor C, 1.51% for Investor C1, 0.54% for Class K and 1.27% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2017	7

Fund Summary as of March 31, 2017	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2017, all of the Fund’s share classes outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index.

What factors influenced performance?

•

During the period, the principal contributors to performance were the Fund’s allocations to high yield securities, U.S. Treasury futures, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”).

•	The main detractors from performance during the reporting period came from exposure to U.S. mortgages and supranational (multinational foreign government obligations) securities.

•

The Fund held derivatives as part of managing its duration (sensitivity to interest rate changes) and foreign exchange hedging strategies. During the period, the use of derivatives, including financial futures, swaps and foreign exchange strategies, generally had a positive impact on Fund returns.

Describe recent portfolio activity.

•

The main impetus for changes in the Fund’s positioning was the result of the U.S. presidential election on November 8. The prospect of higher inflation, driven by increased fiscal spending and protectionist trade policies, coupled with a potential rollback in regulatory reforms stretching from the financial industry to the energy industry, caused prices of risk assets to rally. The Fund participated in that rally by increasing its holdings in high yield securities and corporate financials, while also increasing ABS exposure.

•

Post-election, the Fund was initially positioned with a “risk-on” theme to benefit from the market’s enthusiasm concerning the new administration’s pro-growth policy agenda. This included an overweight exposure to changes in spreads within investment grade credit, as well as in high yield via the Fund’s Credit Default Swap Index (CDX) positions.

•

The Fund also continued to favor structured credit, particularly ABS. Within this sector, private student loans and bank cards were favored, on the view that stronger labor markets and potential tax cuts could support the strength of consumer balance sheets. Within structured credit, the Fund also looked for opportunities to add exposure to mortgage-backed securities (“MBS”), as the recent rise in interest rates has led the sector to become less expensive and more attractive on a relative valuation basis.

Describe portfolio positioning at period end.

•

The Fund ended the period with a slightly shorter duration bias and a reduced spread duration (exposure to changes in credit spreads). The Fund was positioned more cautiously with regard to risk sectors such as high yield in the wake of Washington D.C.’s failure to pass health care reform, which marginally diminished investor confidence in the administration’s ability to move forward with its pro-growth agenda. The Fund continued to favor financials within corporate credit while holding reduced exposure to auto-related securities based on recent declining sales for the industry. In the ABS sector, the Fund was positioned more cautiously based on rising delinquencies in the auto segment. From a sector allocation perspective, the Fund remained structurally underweight to U.S. Treasuries versus the benchmark, and neutrally weighted with respect to corporate credit. The Fund continued to be constructive regarding structured credit, with significant out-of-benchmark allocations in ABS, CMBS and MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	30%
Asset-Backed Securities	27
Non-Agency Mortgage-Backed Securities	14
U.S. Government Sponsored Agency Securities	13
U.S. Treasury Obligations	13
Foreign Government Obligations	2
Investment Companies	1

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	62%
AA/Aa	3
A	10
BBB/Baa	17
BB/Ba	4
B	2
N/R	2

[1]	Total investments exclude short-term securities and options purchased.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS II	MARCH 31, 2017

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]     The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years.

[3]     An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended March 31, 2017
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.59%	1.51%	0.67%	1.94%	N/A	1.94%	N/A	2.67%	N/A
Service	1.35	1.20	0.54	1.53	N/A	1.59	N/A	2.32	N/A
Investor A	1.32	1.17	0.54	1.53	(0.75)%	1.60	1.14%	2.31	2.08%
Investor A1	1.50	1.34	0.62	1.71	N/A	1.77	N/A	2.48	N/A
Investor C	0.63	0.45	0.17	0.79	(0.21)	0.85	0.85	1.56	1.56
Investor C2	1.20	1.04	0.46	1.39	N/A	1.44	N/A	2.17	N/A
Investor C3	0.71	0.47	0.21	0.85	N/A	0.86	N/A	1.54	N/A
Class K	1.64	1.58	0.69	1.89	N/A	1.98	N/A	2.72	N/A
Class R	1.10	0.76	0.41	1.28	N/A	1.27	N/A	1.88	N/A
BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index	—	—	0.01	0.70	N/A	0.97	N/A	2.34	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Ending Account Value March 31, 2017	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,012.70	$2.11	$2.06	$1,000.00	$1,022.84	$2.12	$1,022.89	$2.07
Service	$1,000.00	$1,009.90	$3.41	$3.36	$1,000.00	$1,021.54	$3.43	$1,021.59	$3.38
Investor A	$1,000.00	$1,009.90	$3.41	$3.36	$1,000.00	$1,021.54	$3.43	$1,021.59	$3.38
Investor A1	$1,000.00	$1,010.90	$2.66	$2.61	$1,000.00	$1,022.29	$2.67	$1,022.34	$2.62
Investor C	$1,000.00	$1,006.20	$7.15	$7.10	$1,000.00	$1,017.80	$7.19	$1,017.85	$7.14
Investor C2	$1,000.00	$1,009.20	$4.16	$4.11	$1,000.00	$1,020.79	$4.18	$1,020.84	$4.13
Investor C3	$1,000.00	$1,006.30	$6.65	$6.60	$1,000.00	$1,018.30	$6.69	$1,018.35	$6.64
Class K	$1,000.00	$1,011.90	$1.86	$1.81	$1,000.00	$1,023.09	$1.87	$1,023.14	$1.82
Class R	$1,000.00	$1,008.60	$4.66	$4.61	$1,000.00	$1,020.29	$4.68	$1,020.34	$4.63

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.68% for Service, 0.68% for Investor A, 0.53% for Investor A1, 1.43% for Investor C, 0.83% for Investor C2, 1.33% for Investor C3, 0.37% for Class K and 0.93% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for Institutional, 0.67% for Service, 0.67% for Investor A, 0.52% for Investor A1, 1.42% for Investor C, 0.82% for Investor C2, 1.32% for Investor C3, 0.36% for Class K and 0.92% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2017	9

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which is subject to an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On the close of business on June 23, 2015, all issued and outstanding Investor B3 Shares of Low Duration Bond were converted into Investor A Shares with the same relative aggregated net asset value (“NAV”).

•

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Fund. Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

•

Investor B Shares (available only in BlackRock High Yield Bond Portfolio (“High Yield Bond”)) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares (available only in High Yield Bond) are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1, Investor C2 and Investor C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3 Shares available only in Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.10% and 0.25% per year, respectively. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Shares fees.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B Shares are only available through exchanges and dividend and capital gain reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

Investor A1, Investor B1, Investor C1, Investor C2 and Investor C3 Shares of their respective Funds are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	BLACKROCK FUNDS II	MARCH 31, 2017

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	11

Schedule of Investments March 31, 2017 (Unaudited)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Adirondack Park CLO Ltd., Series 2013-1A, Class B, 3.02%, 4/15/24 (a)(b)	USD	320	$320,244
Allegro CLO II Ltd., Series 2014-1A, Class A1R, 2.33%, 1/21/27 (a)(b)		770	770,177
ALM V Ltd., Series 2012-5A, Class A2R, 3.17%, 10/18/27 (a)(b)		1,000	1,010,293
ALM XII Ltd., Series 2015-12A, Class B, 4.27%, 4/16/27 (a)(b)		500	501,719
ALM XIV Ltd., Series 2014-14A, Class A1, 2.47%, 7/28/26 (a)(b)		4,240	4,240,439
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.77%, 6/17/31 (a)(b)		319	319,573
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, 2.62%, 5/26/28 (a)(b)		1,770	1,782,839
AMMC CLO IX Ltd.:
Series 2011-9A, Class B1R, 3.52%, 1/15/22 (a)(b)		3,070	3,092,041
Series 2011-9A, Class CR, 4.62%, 1/15/22 (a)(b)		900	902,419
Anchorage Capital CLO 3 Ltd., Series 2014-3A, Class A2AR, 3.09%, 4/28/26 (a)(b)		580	579,986
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class A1, 2.21%, 7/13/25 (a)(b)		670	670,358
Series 2013-1A, Class A2A, 2.77%, 7/13/25 (a)(b)		440	440,605
Apidos CLO IX, Series 2012-9AR, Class BR, 2.87%, 7/15/23 (a)(b)		1,415	1,415,610
Apidos CLO XII, Series 2013-12A, Class A, 2.12%, 4/15/25 (a)(b)		7,024	7,033,131
Apidos CLO XV, Series 2013-15A, Class A1R, 1.97%, 10/20/25 (a)(b)		500	500,000
Apidos CLO XVI, Series 2013-16A, Class A1, 2.47%, 1/19/25 (a)(b)		950	952,869
Apidos CLO XVIII, Series 2014-18A, Class A1, 2.45%, 7/22/26 (a)(b)		370	370,008
Arbor Realty CLO Ltd., Series 2015-FL2A, Class A, 2.52%, 9/15/25 (a)(b)		780	781,950
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.47%, 9/15/26 (a)(b)		1,300	1,300,000
Ares IIIR/IVR CLO Ltd., Series 2007-3RA, Class A2, 1.24%, 4/16/21 (a)(b)		216	216,091
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1L, 2.54%, 2/17/26 (a)(b)		2,330	2,330,031
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class CR, 3.38%, 10/15/26 (a)(b)		320	320,994
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		406	401,224
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		492	495,010

Asset-Backed Securities		Par (000)	Value
Babson CLO Ltd., Series 2013-IA, Class A, 2.13%, 4/20/25 (a)(b)	USD	1,790	$1,791,828
Battalion CLO IV Ltd.:
Series 2013-4A, Class A1, 2.44%, 10/22/25 (a)(b)		3,965	3,964,977
Series 2013-4A, Class A1R, 0.00%, 10/22/25 (a)(b)		3,965	3,965,000
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 2.22%, 7/15/24 (a)(b)		1,850	1,850,342
Benefit Street Partners CLO Ltd., Series 2012-IA, Class A2R, 3.27%, 10/15/25 (a)(b)		2,550	2,566,130
BlueMountain CLO II Ltd., Series 2006-2A, Class B, 1.49%, 7/15/18 (a)(b)		500	499,491
BlueMountain CLO Ltd.:
Series 2012-1A, Class C, 4.28%, 7/20/23 (a)(b)		250	250,352
Series 2013-2A, Class A, 2.24%, 1/22/25 (a)(b)		360	360,330
Series 2013-4A, Class A, 2.52%, 4/15/25 (a)(b)		2,510	2,510,102
Series 2013-4A, Class AR, 2.17%, 4/15/25 (a)(b)		2,510	2,510,000
Series 2014-2A, Class A, 2.49%, 7/20/26 (a)(b)		280	280,744
Canyon Capital CLO Ltd., Series 2006-1A, Class A1, 1.21%, 12/15/20 (a)(b)		402	399,597
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2A, Class B1R, 3.13%, 7/20/23 (a)(b)		510	512,014
Series 2012-4A, Class AR, 2.48%, 1/20/29 (a)(b)		5,830	5,860,055
CIFC Funding Ltd.:
Series 2013-4A, Class B1R, 0.00%, 11/27/24 (a)(b)		1,800	1,800,000
Series 2014-1A, Class A, 2.52%, 4/18/25 (a)(b)		560	561,290
Series 2014-2A, Class A1LR, 2.23%, 5/24/26 (a)(b)		2,909	2,909,000
Series 2014-4A, Class A1R, 2.38%, 10/17/26 (a)(b)		2,060	2,067,068
Series 2014-5A, Class A1R, 2.42%, 1/17/27 (a)(b)		5,690	5,708,997
Series 2015-3A, Class A, 2.44%, 10/19/27 (a)(b)		1,060	1,060,021
Colony American Homes, Series 2015-1A, Class A, 1.97%, 7/17/32 (a)(b)		1,170	1,173,062
Dryden 25 Senior Loan Fund, Series 2012-25A, Class AR, 2.22%, 1/15/25 (a)(b)		3,030	3,030,628
Flatiron CLO Ltd., Series 2011-1A, Class A, 2.57%, 1/15/23 (a)(b)		187	187,352

Portfolio Abbreviations

ABS	Asset-Backed Security	FKA	Formerly Known As	PLN	Polish Zloty
AKA	Also Known As	GBP	British Pound	RB	Revenue Bonds
AUD	Australian Dollar	GO	General Obligation Bonds	REMIC	Real Estate Mortgage Investment Conduit
BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	KRW	South Korean Won	S&P	Standard & Poor’s
CAD	Canadian Dollar	LIBOR	London Interbank Offered Rate	SCA	Svenska Celluosa Aktiebolaget
CHF	Swiss Franc	MXIBTIIE	Mexico Interbank TIIE 28 Day	SEK	Swedish Krona
CLO	Collateralized Loan Obligation	MXN	Mexican Peso	SPDR	Standard & Poor’s Depositary Receipts
CLP	Chilean Peso	NOK	Norwegian Krone	TBA	To-be-announced
CNH	Chinese Yuan Offshore	NZD	New Zealand Dollar	TRY	Turkish Lira
ETF	Exchange-Traded Fund	OIS	Overnight Index Swap	UK RPI	United Kingdom Retail Prices Index
EUR	Euro	OTC	New Zealand Dollar	USD	US Dollar
EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-kind	ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19	USD	2,085	$2,090,670
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, 2.49%, 3/15/27 (a)(b)		320	319,821
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.85%, 3/25/36 (b)		800	467,936
GT Loan Financing I Ltd., Series 2013-1A, Class A, 2.31%, 10/28/24 (a)(b)		4,330	4,339,268
Highbridge Loan Management Ltd., Series 2015-6A, Class A, 2.48%, 5/05/27 (a)(b)		2,100	2,103,600
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.50%, 1/15/24 (a)(b)		45	43,726
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.77%, 6/17/31 (a)(b)		496	495,694
Series 2014-SFR2, Class A, 1.87%, 9/17/31 (a)(b)		928	928,974
Series 2014-SFR2, Class C, 2.97%, 9/17/31 (a)(b)		550	550,541
Series 2014-SFR3, Class A, 1.97%, 12/17/31 (a)(b)		665	664,966
Series 2015-SFR3, Class A, 2.07%, 8/17/32 (a)(b)		1,474	1,484,103
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 2.17%, 7/15/25 (a)(b)		3,985	3,984,974
Lime Street CLO Ltd., Series 2007-1A, Class B, 1.55%, 6/20/21 (a)(b)		500	498,007
Mid-State Trust VII, Series 7, Class A, 6.34%, 10/15/36		2,066	2,193,270
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 3.21%, 1/20/24 (a)(b)		990	988,199
Mountain View CLO Ltd., Series 2013-1A, Class A, 2.18%, 4/12/24 (a)(b)		7,500	7,492,767
MP CLO VIII Ltd., Series 2015-2A, Class B, 3.29%, 10/28/27 (a)(b)		1,500	1,501,231
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, 2.52%, 10/17/44 (a)(b)		895	855,132
Series 2016-AA, Class A2B, 2.92%, 12/15/45 (a)(b)		1,660	1,725,914
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)(b)		800	718,801
Neuberger Berman CLO XIII Ltd.:
Series 2012-13A, Class B, 3.34%, 1/23/24 (a)(b)		3,250	3,249,298
Series 2012-13A, Class C, 3.89%, 1/23/24 (a)(b)		500	500,920
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class B2R, 3.05%, 4/15/26 (a)(b)		635	634,968
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 2.44%, 1/18/24 (a)(b)		3,895	3,895,250
Oak Hill Credit Partners IX Ltd., Series 2013-9A, Class DR, 1.40%, 10/20/25 (a)(b)		250	250,000
Oaktree EIF II Ltd., Series 2014-A2, Class B, 3.34%, 11/15/25 (a)(b)		1,005	1,001,435
OCP CLO Ltd., Series 2015-8A, Class A1, 2.55%, 4/17/27 (a)(b)		200	199,996
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 2.14%, 7/17/25 (a)(b)		4,590	4,593,039
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, 2.72%, 10/25/25 (a)(b)		2,390	2,391,195
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1, 2.43%, 10/20/25 (a)(b)		250	250,025
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 2.15%, 4/20/25 (a)(b)		1,240	1,241,050

Asset-Backed Securities		Par (000)	Value
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.32%, 8/23/24 (a)(b)	USD	4,495	$4,492,521
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		615	615,247
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		1,415	1,417,577
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		850	848,490
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		997	1,007,544
Series 2015-1A, Class B, 3.85%, 3/18/26 (a)		997	1,000,988
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		2,566	2,545,654
Series 2016-2A, Class A, 4.10%, 3/20/28 (a)		1,509	1,545,336
OZLM Funding II Ltd., Series 2012-2A, Class A1R, 2.48%, 10/30/27 (a)(b)		3,000	3,000,605
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 2.19%, 7/22/25 (a)(b)		8,315	8,320,475
OZLM IX Ltd., Series 2014-9A, Class CR, 4.38%, 1/20/27 (a)(b)		1,390	1,391,469
OZLM VI Ltd., Series 2014-6A, Class BR, 3.60%, 4/17/26 (a)(b)		380	381,684
OZLM VII Ltd., Series 2014-7A, Class A1A, 2.44%, 7/17/26 (a)(b)		1,860	1,860,012
PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.44%, 5/15/29 (a)		674	669,322
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		782	777,791
Series 2016-SFR1, Class A, 2.27%, 9/17/33 (a)(b)		1,425	1,443,084
Sheridan Square CLO Ltd., Series 2013-1A, Class A2, 2.19%, 4/15/25 (a)(b)		2,440	2,441,759
Silvermore CLO Ltd., Series 2014-1A, Class A1, 2.49%, 5/15/26 (a)(b)		1,289	1,289,625
SLC Private Student Loan Trust, Series 2010-B, Class A2, 4.27%, 7/15/42 (a)(b)		232	233,333
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 1.36%, 3/15/22 (b)		680	677,959
Series 2004-B, Class A3, 1.29%, 3/15/24 (b)		2,175	2,122,321
Series 2006-B, Class A4, 1.14%, 3/15/24 (b)		3	2,940
Series 2006-C, Class A4, 1.13%, 3/15/23 (b)		96	96,211
SLM Private Education Loan Trust:
Series 2011-C, Class A2A, 4.02%, 10/17/44 (a)(b)		1,482	1,544,633
Series 2012-E, Class A2B, 2.52%, 6/15/45 (a)(b)		914	925,826
Series 2013-A, Class A1, 1.37%, 8/15/22 (a)(b)		363	363,213
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		435	419,377
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		585	583,352
Series 2014-A, Class A1, 1.37%, 7/15/22 (a)(b)		329	329,412
SMB Private Education Loan Trust:
Series 2014-A, Class A1, 1.27%, 9/15/21 (a)(b)		182	181,615
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		1,530	1,514,000
Sound Point CLO I Ltd., Series 2012-1A, Class B, 3.73%, 10/20/23 (a)(b)		250	250,504

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 2.41%, 1/21/26 (a)(b)	USD	1,505	$1,506,814
Sound Point CLO VI Ltd., Series 2014-2A, Class A1, 2.39%, 10/20/26 (a)(b)		940	941,153
Sound Point CLO XI Ltd., Series 2016-1A, Class A, 2.68%, 7/20/28 (a)(b)		2,000	2,015,356
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 2.69%, 10/20/28 (a)(b)		1,010	1,015,858
Sound Point CLO XV Ltd., Series 2017-1A, Class A, 2.43%, 1/23/29 (a)(b)		260	260,520
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		1,445	1,443,318
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 4/25/31 (a)		495	487,618
SWAY Residential Trust, Series 2014-1, Class A, 2.07%, 1/17/32 (a)(b)		4,096	4,105,302
Symphony CLO XI Ltd., Series 2013-11A, Class B1, 3.22%, 1/17/25 (a)(b)		280	283,349
TICP CLO III Ltd.:
Series 2014-3A, Class A, 2.57%, 1/20/27 (a)(b)		3,726	3,726,026
Series 2014-3A, Class B1, 3.38%, 1/20/27 (a)(b)		250	249,997
Tricon American Homes Trust, Series 2015-SFR1, Class A, 2.02%, 5/17/32 (a)(b)		491	490,570
Venture X CLO Ltd., Series 2012-10A, Class BR, 2.86%, 7/20/22 (a)(b)		2,610	2,613,945
Venture XIX CLO Ltd., Series 2014-19A, Class AR, 2.11%, 1/15/27 (a)(b)		620	620,775
Venture XVIII CLO Ltd., Series 2014-18A, Class A, 2.47%, 10/15/26 (a)(b)		3,230	3,229,990
Voya CLO Ltd.:
Series 2012-2A, Class BR, 2.97%, 10/15/22 (a)(b)		1,120	1,119,253
Series 2013-3A, Class A1, 2.47%, 1/18/26 (a)(b)		2,175	2,175,120
Series 2013-3A, Class A1R, 0.00%, 1/18/26 (a)(b)		2,175	2,175,000
Series 2013-3A, Class A2, 2.82%, 1/18/26 (a)(b)		620	619,999
Series 2013-3A, Class A2R, 2.66%, 1/18/26 (a)(c)		620	620,000
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 2.60%, 10/17/26 (a)(b)		4,160	4,170,107
Total Asset-Backed Securities — 6.7%			206,384,710

Corporate Bonds
Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)		568	573,426
4.75%, 10/07/44 (a)		107	111,621
Lockheed Martin Corp.:
3.55%, 1/15/26		661	671,803
3.60%, 3/01/35		1,192	1,136,360
4.50%, 5/15/36		262	278,252
4.07%, 12/15/42		821	805,945
4.70%, 5/15/46		761	824,280
Northrop Grumman Corp., 3.85%, 4/15/45		803	755,942
Rockwell Collins, Inc., 3.20%, 3/15/24		3,595	3,590,894
United Technologies Corp.:
1.78%, 5/04/18 (d)		3,519	3,518,004
4.15%, 5/15/45		956	958,183

			13,224,710

Corporate Bonds		Par (000)	Value
Air Freight & Logistics — 0.3%
FedEx Corp.:
4.90%, 1/15/34	USD	1,826	$1,956,804
3.90%, 2/01/35		164	157,629
4.10%, 2/01/45		968	896,535
4.75%, 11/15/45		2,622	2,685,345
4.55%, 4/01/46		1,173	1,172,119
4.40%, 1/15/47		1,313	1,276,527

			8,144,959
Airlines — 0.4%
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		3,340	3,272,848
Delta Air Lines, Inc., 2.88%, 3/13/20		8,026	8,090,975

			11,363,823
Auto Components — 0.1%
Delphi Automotive PLC:
4.25%, 1/15/26		1,505	1,571,101
4.40%, 10/01/46		642	611,696

			2,182,797
Banks — 7.5%
Bank of America Corp.:
2.25%, 4/21/20		3,209	3,200,496
3.30%, 1/11/23		2,966	2,984,407
3.88%, 8/01/25		5,666	5,766,441
3.50%, 4/19/26		3,660	3,609,236
3.25%, 10/21/27		1,690	1,608,606
4.88%, 4/01/44		345	372,097
4.44%, 1/20/48 (b)		5,820	5,857,620
Barclays PLC, 4.95%, 1/10/47		1,867	1,864,971
BB&T Corp.:
2.45%, 1/15/20		1,685	1,702,200
2.75%, 4/01/22		13,150	13,230,373
BNP Paribas SA, 3.80%, 1/10/24 (a)		856	851,828
Branch Banking & Trust Co., 2.30%, 10/15/18		1,380	1,389,616
Citigroup, Inc.:
1.80%, 2/05/18		2,564	2,565,318
2.50%, 9/26/18		2,919	2,945,093
2.50%, 7/29/19		5,149	5,195,470
2.90%, 12/08/21		20,080	20,156,585
3.50%, 5/15/23		1,779	1,791,921
3.88%, 3/26/25		1,890	1,877,641
3.89%, 1/10/28 (b)		3,445	3,460,354
4.13%, 7/25/28		3,359	3,303,069
4.75%, 5/18/46		4,130	4,079,936
Citizens Bank N.A.:
2.30%, 12/03/18		1,128	1,133,629
2.25%, 3/02/20		4,956	4,948,883
Fifth Third Bank, 2.25%, 6/14/21		2,535	2,506,238
HSBC Holdings PLC:
2.65%, 1/05/22		9,668	9,544,868
4.04%, 3/13/28 (b)		2,984	3,016,293
ING Groep NV, 3.95%, 3/29/27		2,624	2,630,208
JPMorgan Chase & Co.:
2.20%, 10/22/19		1,664	1,672,072
2.75%, 6/23/20		125	126,630
2.55%, 10/29/20		3,280	3,294,616
2.97%, 1/15/23		10,950	10,941,306
3.88%, 9/10/24		3,755	3,806,000
3.90%, 7/15/25		1,690	1,746,914
3.20%, 6/15/26		2,099	2,038,037
4.25%, 10/01/27		1,585	1,623,867
3.78%, 2/01/28 (b)		7,130	7,197,279
Lloyds Banking Group PLC, 3.75%, 1/11/27		1,942	1,909,124

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Banks (continued)
Mitsubishi UFJ Financial Group, Inc., 3.00%, 2/22/22	USD	4,176	$4,203,278
Mizuho Financial Group, Inc., 2.95%, 2/28/22		12,239	12,243,382
Royal Bank of Scotland Group PLC, 3.88%, 9/12/23		7,464	7,356,220
Santander UK Group Holdings PLC, 2.88%, 8/05/21		6,293	6,211,103
Sumitomo Mitsui Trust Bank Ltd., 2.05%, 3/06/19 (a)		14,870	14,848,186
U.S. Bancorp, 2.95%, 7/15/22		2,700	2,725,796
Wells Fargo & Co.:
2.60%, 7/22/20		1,098	1,108,857
2.55%, 12/07/20		1,391	1,398,054
2.10%, 7/26/21		6,500	6,366,243
3.55%, 9/29/25		2,107	2,122,581
3.00%, 10/23/26		2,438	2,334,270
3.90%, 5/01/45		1,408	1,348,092
4.90%, 11/17/45		787	820,547
4.75%, 12/07/46		3,543	3,619,596
Westpac Banking Corp., 2.15%, 3/06/20		20,629	20,641,274

			233,296,721
Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		4,356	4,388,757
3.30%, 2/01/23		2,530	2,575,062
4.70%, 2/01/36		1,010	1,068,539
4.90%, 2/01/46		8,529	9,217,495
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		633	579,708
Molson Coors Brewing Co.:
5.00%, 5/01/42		446	470,487
4.20%, 7/15/46		806	754,748

			19,054,796
Biotechnology — 0.6%
AbbVie, Inc.:
2.50%, 5/14/20		2,557	2,574,434
2.90%, 11/06/22		1,994	1,986,523
4.50%, 5/14/35		944	937,492
Amgen, Inc.:
2.13%, 5/01/20		1,820	1,820,031
4.40%, 5/01/45		2,252	2,185,884
Gilead Sciences, Inc.:
2.35%, 2/01/20		436	439,415
2.50%, 9/01/23		1,217	1,177,454
3.65%, 3/01/26		392	395,558
4.60%, 9/01/35		446	459,478
4.80%, 4/01/44		2,952	3,049,230
4.50%, 2/01/45		946	933,252
4.75%, 3/01/46		1,005	1,025,092
4.15%, 3/01/47		1,780	1,659,980

			18,643,823
Building Products — 0.1%
Johnson Controls International PLC:
5.13%, 9/14/45		1,660	1,835,610
4.50%, 2/15/47		561	569,393

			2,405,003
Capital Markets — 2.9%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		2,546	2,564,868
2.05%, 5/03/21		11,382	11,231,906
Credit Suisse AG, 3.00%, 10/29/21		1,540	1,554,045

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
Credit Suisse Group AG, 4.28%, 1/09/28 (a)	USD	1,013	$1,008,594
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 3/26/20		2,789	2,793,228
4.88%, 5/15/45		1,077	1,095,884
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		4,578	4,629,626
2.00%, 4/25/19		813	811,498
2.60%, 4/23/20		2,065	2,076,632
2.75%, 9/15/20		1,050	1,058,698
2.63%, 4/25/21		1,757	1,752,191
2.35%, 11/15/21		5,186	5,079,080
3.50%, 1/23/25		1,137	1,132,623
3.75%, 5/22/25		4,025	4,074,620
3.50%, 11/16/26		5,477	5,354,408
Jefferies Group LLC, 6.50%, 1/20/43		456	494,641
Moody’s Corp., 2.75%, 12/15/21		2,091	2,087,753
Morgan Stanley:
2.80%, 6/16/20		3,482	3,524,237
2.63%, 11/17/21		12,675	12,591,472
3.75%, 2/25/23		1,799	1,857,835
3.70%, 10/23/24		2,571	2,607,950
4.00%, 7/23/25		3,710	3,825,563
4.38%, 1/22/47		5,820	5,824,214
State Street Corp., 2.65%, 5/19/26		3,383	3,240,948
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (a)		1,062	1,079,968
UBS Group Funding Switzerland AG, 4.25%, 3/23/28 (a)		5,519	5,598,082

			88,950,564
Chemicals — 0.1%
Agrium, Inc., 4.13%, 3/15/35 (e)		828	793,400
Dow Chemical Co.:
4.38%, 11/15/42		491	482,617
4.63%, 10/01/44		733	751,754
Eastman Chemical Co., 4.80%, 9/01/42		901	923,875
Monsanto Co., 3.60%, 7/15/42		1,288	1,093,591
Sherwin-Williams Co., 4.00%, 12/15/42		398	367,905

			4,413,142
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		2,655	2,681,622
Waste Management, Inc., 3.90%, 3/01/35		947	940,514

			3,622,136
Communications Equipment — 0.1%
Harris Corp., 2.70%, 4/27/20		522	526,800
Juniper Networks, Inc., 3.30%, 6/15/20		1,064	1,088,279

			1,615,079
Construction Materials — 0.1%
LafargeHolcim Finance U.S. LLC, 4.75%, 9/22/46 (a)		2,629	2,631,860
Consumer Finance — 1.8%
American Express Credit Corp.:
1.13%, 6/05/17		4,908	4,908,191
2.25%, 8/15/19		2,894	2,916,816
Capital One Bank USA N.A., 2.30%, 6/05/19		250	250,528
Capital One Financial Corp.:
4.75%, 7/15/21		65	69,907
3.75%, 7/28/26		6,601	6,392,263
Capital One N.A., 2.40%, 9/05/19		250	250,786
Discover Bank, 3.45%, 7/27/26		1,713	1,644,372

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Consumer Finance (continued)
Discover Financial Services, 4.10%, 2/09/27	USD	3,433	$3,434,157
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		8,843	8,842,885
2.15%, 1/09/18		1,938	1,942,924
4.25%, 9/20/22		1,752	1,825,842
3.81%, 1/09/24		7,160	7,182,840
General Motors Financial Co., Inc.:
3.10%, 1/15/19		651	661,502
3.70%, 11/24/20		1,784	1,836,814
3.20%, 7/06/21		6,899	6,925,175
4.00%, 1/15/25		2,580	2,592,936
Synchrony Financial:
2.60%, 1/15/19		1,381	1,391,786
2.70%, 2/03/20		742	744,975
4.50%, 7/23/25		1,599	1,640,958

			55,455,657
Containers & Packaging — 0.1%
International Paper Co.:
3.65%, 6/15/24		1,016	1,033,403
4.80%, 6/15/44		618	615,354

			1,648,757
Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.63%, 10/30/20		3,990	4,216,684
3.50%, 5/26/22		4,769	4,805,359
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		1,830	2,049,315
BP Capital Markets PLC, 2.24%, 5/10/19		2,933	2,951,223
Glencore Funding LLC, 4.00%, 3/27/27 (a)		3,740	3,692,293
Hyundai Capital America, 2.55%, 4/03/20 (a)		7,145	7,145,107
Shell International Finance BV:
4.13%, 5/11/35		3,400	3,425,894
3.63%, 8/21/42		821	740,861
Siemens Financieringsmaatschappij NV, 3.13%, 3/16/24 (a)		10,098	10,170,221
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		236	232,389

			39,429,346
Diversified Telecommunication Services — 0.7%
AT&T Inc.:
3.80%, 3/01/24		1,495	1,517,978
5.25%, 3/01/37		1,589	1,619,912
6.38%, 3/01/41		780	891,124
4.30%, 12/15/42		1,745	1,551,520
4.75%, 5/15/46		2,070	1,931,490
Orange SA, 5.50%, 2/06/44		910	1,034,645
Telefonica Emisiones SAU, 4.10%, 3/08/27		3,123	3,145,039
Verizon Communications, Inc.:
4.40%, 11/01/34		600	567,775
5.25%, 3/16/37		3,590	3,711,593
3.85%, 11/01/42		3,807	3,187,453
4.86%, 8/21/46		3,923	3,771,568

			22,930,097
Electric Utilities — 0.5%
Baltimore Gas & Electric Co., 3.50%, 8/15/46		798	723,445
Commonwealth Edison Co., 4.70%, 1/15/44		1,636	1,785,324
Emera U.S. Finance LP:
2.15%, 6/15/19		1,705	1,704,485
2.70%, 6/15/21		2,554	2,539,529
Exelon Corp.:
2.85%, 6/15/20		1,186	1,201,548
2.45%, 4/15/21		470	464,374

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Great Plains Energy, Inc., 2.50%, 3/09/20	USD	2,932	$2,944,344
Puget Sound Energy, Inc., 4.30%, 5/20/45		1,788	1,868,660
Southern California Edison Co., 1.25%, 11/01/17		808	807,259
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		2,784	2,851,662

			16,890,630
Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 4/01/24		1,036	1,037,411
Energy Equipment & Services — 0.2%
Halliburton Co., 3.80%, 11/15/25		1,980	2,004,936
Nabors Industries, Inc., 5.50%, 1/15/23 (a)		861	878,758
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		2,393	2,446,902

			5,330,596
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
3.30%, 2/15/21		1,090	1,105,300
3.45%, 9/15/21		1,247	1,269,492
3.50%, 1/31/23		318	319,880
5.00%, 2/15/24		302	326,141
4.40%, 2/15/26		214	221,378
Crown Castle International Corp.:
3.40%, 2/15/21		572	581,842
2.25%, 9/01/21		2,097	2,038,590

			5,862,623
Food & Staples Retailing — 0.2%
CVS Health Corp., 5.30%, 12/05/43		651	727,752
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		4,342	4,429,027
4.65%, 6/01/46		92	91,530

			5,248,309
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories:
2.80%, 9/15/20		1,249	1,259,866
3.88%, 9/15/25		400	406,419
Becton Dickinson and Co.:
1.80%, 12/15/17		496	496,370
2.68%, 12/15/19		1,757	1,782,025
4.69%, 12/15/44		279	291,235
Boston Scientific Corp., 2.65%, 10/01/18		1,498	1,512,781
Medtronic, Inc.:
2.50%, 3/15/20		1,299	1,317,722
3.63%, 3/15/24		3,196	3,315,850
4.63%, 3/15/44		904	965,504
Stryker Corp., 4.63%, 3/15/46		863	887,443

			12,235,215
Health Care Providers & Services — 0.7%
Aetna, Inc.:
4.50%, 5/15/42		1,119	1,165,317
4.13%, 11/15/42		548	539,159
4.75%, 3/15/44		565	611,559
AmerisourceBergen Corp., 1.15%, 5/15/17		1,676	1,675,480
Anthem, Inc.:
1.88%, 1/15/18		5,395	5,399,122
2.30%, 7/15/18		5,608	5,632,944
Cigna Corp., 3.25%, 4/15/25		2,837	2,804,267
Express Scripts Holding Co., 1.25%, 6/02/17		1,368	1,367,466
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		1,130	1,135,958

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.:
2.70%, 7/15/20	USD	687	$700,810
4.63%, 7/15/35		275	299,814
3.95%, 10/15/42		1,434	1,394,237
4.20%, 1/15/47		179	181,764

			22,907,897
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
4.70%, 12/09/35		350	366,748
4.60%, 5/26/45		444	451,298
4.88%, 12/09/45		415	441,395
4.45%, 3/01/47		1,449	1,453,825

			2,713,266
Household Durables — 0.1%
Newell Brands, Inc., 2.88%, 12/01/19		2,926	2,977,995
Independent Power and Renewable Electricity Producers — 0.2%
IPALCO Enterprises, Inc., 5.00%, 5/01/18		7,350	7,552,125
Industrial Conglomerates — 0.4%
Eaton Corp., 2.75%, 11/02/22		7,843	7,788,358
General Electric Co., 4.50%, 3/11/44		3,536	3,804,025
Roper Technologies, Inc., 2.80%, 12/15/21		1,358	1,359,532

			12,951,915
Insurance — 1.0%
Allstate Corp., 4.20%, 12/15/46		1,307	1,321,663
American International Group, Inc.:
3.75%, 7/10/25		1,141	1,134,637
3.88%, 1/15/35		869	794,056
4.50%, 7/16/44		1,112	1,061,156
Aon PLC, 4.75%, 5/15/45		1,909	1,906,856
Marsh & McLennan Cos., Inc.:
3.75%, 3/14/26		284	292,149
4.35%, 1/30/47		504	510,434
Metropolitan Life Global Funding I, 1.30%, 4/10/17 (a)		11,166	11,166,201
Principal Financial Group, Inc., 4.30%, 11/15/46		2,300	2,314,847
Prudential Financial, Inc.:
4.50%, 11/15/20		4,970	5,332,681
4.60%, 5/15/44		2,310	2,436,858
Travelers Cos., Inc., 4.60%, 8/01/43		1,348	1,465,524
XLIT Ltd., 2.30%, 12/15/18		1,417	1,425,970

			31,163,032
IT Services — 0.3%
DXC Technology Co., 2.88%, 3/27/20 (a)		1,131	1,140,477
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		208	216,147
4.50%, 8/15/46		3,771	3,639,422
Total System Services, Inc., 4.80%, 4/01/26		2,949	3,174,395
Visa, Inc., 4.15%, 12/14/35		784	820,198

			8,990,639
Machinery — 0.0%
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		247	256,135
Xylem, Inc., 4.38%, 11/01/46		236	233,747

			489,882
Media — 1.7%
21st Century Fox America, Inc.:
7.63%, 11/30/28		667	878,927
4.75%, 9/15/44		598	603,954
4.95%, 10/15/45		179	185,266
CBS Corp., 2.30%, 8/15/19		1,622	1,628,258

Corporate Bonds		Par (000)	Value
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 7/23/22	USD	5,200	$5,483,561
4.91%, 7/23/25		739	780,878
6.38%, 10/23/35		1,662	1,889,282
6.48%, 10/23/45		4,410	5,077,392
Comcast Corp.:
3.38%, 8/15/25		2,318	2,338,823
4.25%, 1/15/33		535	550,822
4.40%, 8/15/35		2,336	2,421,311
4.75%, 3/01/44		3,017	3,182,941
4.60%, 8/15/45		769	795,136
3.40%, 7/15/46		706	604,077
Discovery Communications LLC:
3.80%, 3/13/24		2,810	2,786,098
4.88%, 4/01/43		1,619	1,466,576
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		1,061	1,105,116
3.75%, 2/15/23		806	817,717
NBCUniversal Media LLC, 4.45%, 1/15/43		1,295	1,303,592
Time Warner Cable LLC:
5.00%, 2/01/20		1,291	1,373,070
4.13%, 2/15/21		2,660	2,767,283
4.00%, 9/01/21		372	385,619
5.50%, 9/01/41		903	926,069
4.50%, 9/15/42		132	119,629
Time Warner, Inc.:
2.10%, 6/01/19		3,584	3,589,724
3.60%, 7/15/25		886	876,041
4.85%, 7/15/45		1,549	1,506,512
Viacom, Inc.:
2.75%, 12/15/19		1,292	1,301,439
4.50%, 3/01/21		1,345	1,418,958
2.25%, 2/04/22		2,044	1,961,811
3.45%, 10/04/26		732	696,247
5.25%, 4/01/44		790	774,804

			51,596,933
Metals & Mining — 0.3%
Barrick Gold Corp., 5.25%, 4/01/42		1,980	2,152,814
Newmont Mining Corp.:
3.50%, 3/15/22		2,210	2,272,468
4.88%, 3/15/42		1,635	1,634,024
Nucor Corp., 5.20%, 8/01/43		693	787,615
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		1,210	1,202,855

			8,049,776
Multi-Utilities — 0.3%
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		845	925,741
Consumers Energy Co., 3.95%, 5/15/43		819	822,997
Dominion Gas Holdings LLC, 4.60%, 12/15/44		991	993,706
Pacific Gas & Electric Co.:
4.75%, 2/15/44		1,066	1,170,930
4.30%, 3/15/45		769	791,727
Virginia Electric & Power Co.:
3.15%, 1/15/26		310	308,281
3.50%, 3/15/27		2,683	2,738,162
4.45%, 2/15/44		794	837,707
4.20%, 5/15/45		1,409	1,435,012

			10,024,263
Oil, Gas & Consumable Fuels — 1.4%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		892	1,145,843
4.50%, 7/15/44		893	842,362
Apache Corp., 4.25%, 1/15/44		1,256	1,178,127

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp., 5.60%, 7/15/41	USD	1,939	$2,050,582
Energy Transfer Partners LP, 6.13%, 12/15/45		2,286	2,445,775
Enterprise Products Operating LLC:
5.10%, 2/15/45		408	426,142
4.90%, 5/15/46		1,742	1,783,059
EOG Resources, Inc.:
2.45%, 4/01/20		4,202	4,226,069
4.15%, 1/15/26		859	897,388
Exxon Mobil Corp.:
1.82%, 3/15/19		3,177	3,189,082
4.11%, 3/01/46		1,535	1,578,043
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		6,569	6,675,825
3.95%, 9/01/22		810	827,525
Kinder Morgan, Inc.:
3.05%, 12/01/19		554	563,328
5.05%, 2/15/46		1,220	1,184,278
MPLX LP, 5.20%, 3/01/47		624	627,910
Noble Energy, Inc., 5.05%, 11/15/44		898	918,280
Petro-Canada, 6.80%, 5/15/38		910	1,169,627
Pioneer Natural Resources Co., 4.45%, 1/15/26		530	557,831
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		1,220	1,256,718
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		1,325	1,437,495
4.20%, 3/15/28 (a)		1,381	1,364,170
Spectra Energy Partners LP, 4.50%, 3/15/45		2,080	1,943,207
Sunoco Logistics Partners Operations LP:
3.90%, 7/15/26		359	346,864
5.35%, 5/15/45		530	517,041
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		758	758,777
2.50%, 8/01/22		1,020	1,004,472
Williams Partners LP, 4.00%, 9/15/25		2,750	2,761,583

			43,677,403
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 7.38%, 12/01/25		1,203	1,523,118
Pharmaceuticals — 0.9%
Actavis Funding SCS:
2.35%, 3/12/18		3,691	3,707,093
3.00%, 3/12/20		7,652	7,782,604
3.80%, 3/15/25		8,760	8,839,917
4.75%, 3/15/45		3,830	3,846,396
Mylan NV, 5.25%, 6/15/46		817	836,646
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		724	735,664
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23		2,406	2,285,240

			28,033,560
Real Estate Management & Development — 0.1%
Scentre Group Trust 1/Scentre Group Trust 2, 3.75%, 3/23/27 (a)		3,650	3,668,874
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC:
4.15%, 4/01/45		559	558,263
4.70%, 9/01/45		535	581,240
4.13%, 6/15/47		3,660	3,649,682
CSX Corp., 4.25%, 11/01/66		1,255	1,138,837
Norfolk Southern Corp.:
6.00%, 5/23/11		1,377	1,596,214
4.45%, 6/15/45		885	920,630
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (a)		2,744	2,637,796

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
Union Pacific Corp.:
3.38%, 2/01/35	USD	493	$475,417
3.88%, 2/01/55		1,934	1,802,409
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		1,603	1,571,589

			14,932,077
Semiconductors & Semiconductor Equipment — 1.6%
Analog Devices, Inc.:
3.90%, 12/15/25		283	289,884
3.50%, 12/05/26		3,980	3,941,693
5.30%, 12/15/45		286	316,598
Applied Materials, Inc.:
3.30%, 4/01/27		2,005	2,012,964
4.35%, 4/01/47		1,183	1,197,641
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (a)		13,326	13,324,388
3.00%, 1/15/22 (a)		17,455	17,432,762
3.63%, 1/15/24 (a)		9,078	9,144,905
Lam Research Corp.:
2.75%, 3/15/20		1,081	1,093,560
2.80%, 6/15/21		1,349	1,353,918
QUALCOMM, Inc., 4.80%, 5/20/45		607	630,190

			50,738,503
Software — 0.7%
Microsoft Corp.:
3.50%, 2/12/35		2,108	2,028,206
3.70%, 8/08/46		9,718	9,122,384
4.25%, 2/06/47		5,660	5,801,783
Oracle Corp.:
3.25%, 5/15/30		2,561	2,527,187
4.00%, 7/15/46		1,232	1,175,351
4.38%, 5/15/55		1,016	992,273

			21,647,184
Technology Hardware, Storage & Peripherals — 0.7%
Apple Inc.:
3.00%, 2/09/24		2,553	2,574,930
3.45%, 2/09/45		745	664,051
4.65%, 2/23/46		7,833	8,404,825
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46 (a)		2,290	2,957,526
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		3,115	3,152,533
3.85%, 10/15/20		2,756	2,834,213
HP, Inc., 3.75%, 12/01/20		279	290,305

			20,878,383
Tobacco — 0.0%
Reynolds American, Inc.:
2.30%, 6/12/18		997	1,002,989
3.25%, 6/12/20		423	434,023

			1,437,012
Trading Companies & Distributors — 0.3%
Air Lease Corp.:
3.00%, 9/15/23		5,012	4,897,782
3.63%, 4/01/27		1,879	1,826,288
GATX Corp.:
2.60%, 3/30/20		1,182	1,197,588
3.85%, 3/30/27		790	783,709

			8,705,367
Wireless Telecommunication Services — 0.2%
Rogers Communications, Inc., 5.00%, 3/15/44		320	344,060

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 9/20/21 (a)	USD	5,515	$5,501,213
Vodafone Group PLC, 4.38%, 2/19/43		2,130	1,947,495

			7,792,768
Total Corporate Bonds — 30.2%			938,070,026

Foreign Agency Obligations
Mexico — 0.1%
Petroleos Mexicanos:
4.63%, 9/21/23		91	91,523
6.50%, 3/13/27 (a)		2,546	2,738,859

			2,830,382
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)		200	208,000
Total Foreign Agency Obligations — 0.1%			3,038,382

Foreign Government Obligations
Colombia — 0.3%
Republic of Colombia:
11.75%, 2/25/20		13	16,406
4.38%, 7/12/21		781	827,860
4.00%, 2/26/24		7,790	8,015,910

			8,860,176
Hungary — 0.1%
Republic of Hungary, 5.38%, 3/25/24		2,860	3,183,003
Indonesia — 0.2%
Republic of Indonesia:
5.88%, 3/13/20		390	426,464
3.38%, 4/15/23 (a)		1,625	1,622,925
5.38%, 10/17/23 (a)		3,275	3,621,400
5.88%, 1/15/24 (a)		635	720,097

			6,390,886
Kuwait — 0.1%
State of Kuwait:
2.75%, 3/20/22 (a)		1,785	1,788,659
3.50%, 3/20/27 (a)		599	605,739

			2,394,398
Mexico — 0.7%
United Mexican States:
4.75%, 6/14/18	MXN	25,300	1,323,036
4.13%, 1/21/26	USD	3,238	3,328,664
4.15%, 3/28/27		16,179	16,454,043
United Mexican States Inflation Linked Bonds, 3.50%, 12/14/17	MXN	1,474	448,407

			21,554,150
Panama — 0.1%
Republic of Panama, 3.75%, 3/16/25	USD	2,850	2,910,563
Peru — 0.1%
Republic of Peru, 7.35%, 7/21/25		3,050	3,949,750

Foreign Government Obligations		Par (000)	Value
Russia — 0.2%
Russian Federation:
7.50%, 8/18/21	RUB	127,892	$2,242,823
8.15%, 2/03/27		139,136	2,535,384
7.05%, 1/19/28		139,908	2,334,989

			7,113,196
South Africa — 0.1%
Republic of South Africa, 4.88%, 4/14/26	USD	1,930	1,938,685
Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		2,680	2,797,920
Total Foreign Government Obligations — 2.0%			61,092,727

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.5%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.33%, 10/25/34 (b)		67	66,245
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 1.32%, 2/25/35 (b)		530	500,850
HomeBanc Mortgage Trust, Series 2005-4, Class A1, 1.05%, 10/25/35 (b)		3,485	3,363,149
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 1.11%, 4/16/36 (a)(b)		8,777	7,267,637
MortgageIT Trust, Series 2004-1, Class A1, 1.76%, 11/25/34 (b)		1,051	1,024,599
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 3.29%, 11/25/34 (b)		2,441	2,488,882

			14,711,362
Commercial Mortgage-Backed Securities — 2.9%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		195	194,917
Series 2007-2, Class AM, 5.70%, 4/10/49 (b)		62	61,806
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSNY, Class A, 1.82%, 9/15/26 (a)(b)		407	407,344
Series 2013-DSNY, Class E, 3.37%, 9/15/26 (a)(b)		210	209,816
Series 2015-ASHF, Class D, 3.77%, 1/15/28 (a)(b)		2,440	2,452,253
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)		1,119	1,136,948
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36 (a)(b)		260	251,671
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW16, Class AM, 5.70%, 6/11/40 (b)		666	667,395
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (b)		2,615	2,637,323
Series 2007-PW17, Class AMFL, 1.46%, 6/11/50 (a)(b)		260	260,010
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.27%, 7/05/33 (a)(b)		1,200	1,201,881
BWAY Mortgage Trust, Series 2013-1515, Class C, 3.45%, 3/10/33 (a)		2,810	2,780,192

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A, 2.00%, 5/15/29 (a)(b)	USD	1,020	$1,022,249
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 4/10/29 (a)(b)		200	195,938
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 2.17%, 12/15/27 (a)(b)		2,530	2,534,955
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class CFL, 4.27%, 2/15/33 (a)(b)		117	117,159
Series 2016-RNDB, Class DFL, 5.52%, 2/15/33 (a)(b)		1,396	1,399,937
Chicago Skyscraper Trust, Series 2017-SKY, Class D, 3.16%, 4/15/30 (a)(b)		500	500,000
Citigroup Commercial Mortgage Trust:
Series 16-SMPL, Class D, 3.52%, 9/08/31 (a)		110	109,039
Series 2013-375P, Class C, 3.52%, 5/10/35 (a)(b)		245	246,454
Series 2014-GC19, Class A4, 4.02%, 3/10/47		1,120	1,186,259
Series 2016-GC37, Class D, 2.79%, 4/10/49 (a)		1,000	669,190
Series 2017-P7, Class A4, 3.71%, 3/14/27 (b)		1,050	1,081,441
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		2,160	2,202,614
Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		2,061	2,101,295
Series 2017-CD3, Class A4, 3.63%, 2/10/50		280	288,492
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.77%, 5/15/46 (b)		1,475	1,497,901
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.09%, 12/10/49 (b)		2,095	2,115,432
Commercial Mortgage Trust:
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		400	404,733
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		62	62,025
Series 2013-WWP, Class D, 3.90%, 3/10/31 (a)		710	711,331
Series 2014-CR16, Class A4, 4.05%, 4/10/47		1,534	1,625,294
Series 2014-CR17, Class A5, 3.98%, 5/10/47		2,241	2,364,552
Series 2014-CR18, Class A4, 3.55%, 5/15/24		130	133,541
Series 2014-CR18, Class C, 4.74%, 7/15/47 (b)		1,090	1,115,999
Series 2014-CR19, Class A5, 3.80%, 8/10/24		440	460,334
Series 2014-FL4, Class D, 3.22%, 7/13/31 (a)(b)		290	283,589
Series 2015-CR25, Class D, 3.80%, 8/10/48 (b)		360	277,574
Series 2016-667M, Class D, 3.18%, 10/10/36 (a)(b)		440	392,287
Core Industrial Trust:
Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)		3,400	3,472,622
Series 2015-TEXW, Class D, 3.85%, 2/10/34 (a)(b)		440	444,064

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 2.31%, 11/15/33 (a)(b)	USD	1,710	$1,723,911
Credit Suisse Commercial Mortgage Trust:
Series 2008-C1, Class A3, 6.06%, 2/15/41 (b)		649	656,098
Series 2015-DEAL, Class A, 2.23%, 4/15/29 (a)(b)		896	896,774
Credit Suisse Mortgage Capital Certificates:
Series 2010-RR2, Class 2A, 5.94%, 9/15/39 (a)(b)		2,529	2,526,938
Series 2014-TIKI, Class D, 3.02%, 9/15/38 (a)(b)		170	168,651
Series 2015-DEAL, Class D, 4.01%, 4/15/29 (a)(b)		545	546,701
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (a)		1,119	1,170,943
Series 2016-MFF, Class A, 2.37%, 11/15/33 (a)(b)		250	250,579
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class C, 4.36%, 8/15/48 (b)		290	282,091
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.49%, 9/10/49 (a)(b)		1,173	905,620
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.21%, 6/17/49 (a)(b)		420	419,500
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		120	120,164
Deutsche Bank UBS Mortgage Trust, Series 2011-LC1A, Class E, 5.68%, 11/10/46 (a)(b)		1,310	1,379,004
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 2.07%, 12/15/34 (a)(b)		144	144,994
GS Mortgage Securities Trust:
Series 2015-GC32, Class D, 3.35%, 7/10/48		1,750	1,347,497
Series 2016-RENT, Class C, 4.07%, 2/10/29 (a)(b)		680	701,476
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38 (a)		230	221,639
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class A4, 3.49%, 1/15/48		753	769,840
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AM, 5.97%, 2/12/51 (b)		4,748	4,816,092
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (b)		4,173	4,201,101
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		113	113,333
Series 2014-C21, Class A5, 3.77%, 6/15/24		450	468,975
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		645	656,124
Series 2014-FL6, Class A, 2.31%, 11/15/31 (a)(b)		367	367,747
Series 2015-JP1, Class D, 4.24%, 1/15/49 (b)		770	696,046
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)		560	571,876
Series 2016-WPT, Class A, 2.22%, 10/15/33 (a)(b)		750	756,088
Series 2017-JP5, Class D, 4.80%, 3/15/50 (a)(b)		520	490,746

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, 2.57%, 9/15/28 (a)(b)	USD	546	$548,857
Series 2015-LSP, Class D, 4.77%, 9/15/28 (a)(b)		444	449,764
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 5.83%, 6/12/50 (b)		1,903	1,909,164
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.75%, 6/12/50 (b)		550	549,871
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 6/15/47		800	841,424
Series 2015-C23, Class D, 4.13%, 7/15/50 (a)(b)		1,000	825,191
Series 2015-C25, Class C, 4.53%, 10/15/48 (b)		100	101,516
Series 2015-C25, Class D, 3.07%, 10/15/48		390	289,406
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		1,655	1,223,840
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		525	524,158
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		1,364	1,372,236
Series 2014-CPT, Class E, 3.45%, 7/13/29 (a)(b)		250	248,022
Series 2015-XLF2, Class AFSB, 3.52%, 8/15/26 (a)(b)		300	300,000
Series 2017-PRME, Class D, 4.17%, 2/15/34 (a)(b)		420	420,110
Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.87%, 8/15/45 (a)(b)		5,012	5,010,345
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		1,339	1,305,600
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 2.12%, 6/15/29 (a)(b)		1,300	1,304,312
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 2/15/48		655	574,764
Series 2015-C31, Class D, 3.85%, 11/15/48		730	531,254
Series 2016-NXS5, Class D, 4.88%, 1/15/59 (b)		2,717	2,587,476
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class A5, 3.68%, 7/15/24		485	502,142

			90,067,856
Interest Only Commercial Mortgage-Backed Securities — 0.4%
Banc of America Commercial Mortgage Trust:
Series 2017-BNK3, Class XB, 0.63%, 2/15/50 (b)		8,205	438,393
Series 2017-BNK3, Class XD, 1.29%, 2/15/50 (a)(b)		2,000	190,300
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 0.96%, 8/10/35 (a)(b)		7,280	530,202
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		65,905	2,710,119
CFCRE Commercial Mortgage Trust: Series 2016-C4, Class XA, 1.77%, 5/10/58 (b)		2,191	250,787

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2016-C4, Class XB, 0.73%, 5/10/58 (b)	USD	2,030	$113,944
Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class XA, 0.80%, 1/12/30 (a)(b)		78,539	277,069
Citigroup/Deutsche Bank Mortgage Trust, Series 2017-CD3, Class XA, 1.05%, 2/10/50 (b)		4,598	364,333
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.46%, 3/10/46 (b)		27,720	973,701
Series 2014-CR14, Class XA, 0.83%, 2/10/47 (b)		19,601	628,137
Series 2015-3BP, Class XA, 0.06%, 2/10/35 (a)(b)		40,878	286,146
Series 2015-CR23, Class XA, 1.00%, 5/10/48 (b)		13,579	727,341
Series 2015-LC21, Class XA, 0.86%, 7/10/48 (b)		10,733	463,865
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		5,920	197,922
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.81%, 1/15/49 (b)		2,891	329,355
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.73%, 12/10/27 (a)(b)		32,676	556,661
GS Mortgage Securities Trust:
Series 2016-GS3, Class XA, 1.28%, 10/10/49 (b)		1,696	149,310
Series 2017-GS5, Class XA, 0.97%, 3/10/50 (b)		3,200	214,406
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C28, Class XA, 1.19%, 10/15/48 (b)		3,412	197,239
Series 2015-C33, Class XA, 1.04%, 12/15/48 (b)		6,468	426,930
Series 2016-C1, Class XA, 1.40%, 3/15/49 (b)		6,799	582,619
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (a)(b)		1,800	100,080
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.61%, 4/15/46 (b)		4,040	119,600
Series 2014-C21, Class XA, 1.09%, 8/15/47 (b)		2,411	139,498
Series 2014-C22, Class XA, 0.94%, 9/15/47 (b)		2,053	107,974
Series 2016-JP3, Class XC, 0.75%, 8/15/49 (a)(b)		4,330	192,685
Series 2016-JP4, Class XA, 0.82%, 12/15/49 (b)		998	49,907
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.14%, 12/15/47 (b)		2,551	138,785
Series 2015-C22, Class XA, 1.16%, 4/15/48 (b)		1,579	101,755
Series 2016-C28, Class XA, 1.29%, 1/15/49 (b)		1,433	118,543
Series 2016-C29, Class XA, 1.66%, 5/15/49 (b)		2,483	268,451
Series 2016-C29, Class XB, 0.96%, 5/15/49 (b)		3,160	242,071

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2016-C31, Class XA, 1.47%, 11/15/49 (b)	USD	996	$97,637
Series 2016-C32, Class XA, 0.78%, 12/15/49 (b)		1,996	110,512
One Market Plaza Trust, Series 2017-1MKT, Class XCP, 0.09%, 2/10/32 (a)(b)		17,050	112,019
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.49%, 5/25/36 (a)(b)		544	2,736
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 0.99%, 2/15/48 (b)		5,896	334,235
Series 2016-BNK1, Class XB, 1.34%, 8/15/49 (b)		2,300	238,533
Series 2016-BNK1, Class XD, 1.27%, 8/15/49 (a)(b)		1,180	106,589
Series 2016-LC25, Class XA, 1.10%, 12/15/59 (b)		4,190	292,318
WF-RBS Commercial Mortgage Trust:
Series 2012-C9, Class XA, 2.09%, 11/15/45 (a)(b)		3,866	281,721
Series 2014-C24, Class XA, 0.97%, 11/15/47 (b)		17,399	881,717

			14,646,145
Total Non-Agency Mortgage-Backed Securities — 3.8%			119,425,363

Preferred Securities
Capital Trusts
Capital Markets — 0.1%
Bank of New York Mellon Corp., 4.63% (b)(f)		2,494	2,394,240
State Street Corp., 2.13%, 6/15/37 (b)		739	647,549

			3,041,789
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(f)		3,190	3,349,500
Total Capital Trusts — 0.2%			6,391,289

Trust Preferreds		Shares
Banks — 0.1%
Citigroup Capital XIII, 7.41%, 10/30/40 (b)		116,685	3,109,655
Total Preferred Securities — 0.3%			9,500,944

Project Loans — 0.0%		Par (000)
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23	USD	20	19,318

Taxable Municipal Bonds
Bay Area Toll Authority RB, 7.04%, 4/01/50		1,150	1,654,585
City Public Service Board of San Antonio, Texas RB, 5.81%, 2/01/41		1,180	1,479,366
Los Angeles Community College District GO, 6.60%, 8/01/42		800	1,107,968
Los Angeles Unified School District GO, 6.76%, 7/01/34		1,580	2,117,042
Metropolitan Transportation Authority RB:
6.67%, 11/15/39		200	265,558
6.81%, 11/15/40		610	820,682

Taxable Municipal Bonds		Par (000)	Value
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57	USD	690	$784,599
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		1,004	1,444,876
New York City Water & Sewer System RB:
5.38%, 6/15/43		4,120	4,645,259
5.50%, 6/15/43		4,935	5,595,648
5.88%, 6/15/44		795	1,025,749
New York State Dormitory Authority RB, 5.39%, 3/15/40		725	865,367
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		1,305	1,483,367
State of California GO:
7.55%, 4/01/39		920	1,347,736
7.60%, 11/01/40		2,770	4,132,508
State of Illinois GO, 5.10%, 6/01/33		3,525	3,211,522
University of California RB, 4.86%, 5/15/2112		630	622,106
Total Taxable Municipal Bonds — 1.1%			32,603,938

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.7%
Fannie Mae, 6.63%, 11/15/30		1,500	2,115,551
Freddie Mac:
3.75%, 3/27/19		10,765	11,271,709
5.50%, 8/23/17		3,500	3,562,587
Resolution Funding Corp. Interest Strip, 0.00%, 7/15/18 (g)		4,575	4,506,274
Small Business Administration Participation Certificates:
Series 1997-20F, Class 1, 7.20%, 6/01/17		6	5,662
Series 1997-20G, Class 1, 6.85%, 7/01/17		32	32,353

			21,494,136
Collateralized Mortgage Obligations — 0.0%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32		23	23,246
Series 2005-29, Class AT, 4.50%, 4/25/35		33	33,989
Series 2005-29, Class WB, 4.75%, 4/25/35		277	291,915
Series 2005-48, Class AR, 5.50%, 2/25/35		276	287,235
Series 2005-62, Class CQ, 4.75%, 7/25/35		232	241,366
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23		614	665,369
Series 2996, Class MK, 5.50%, 6/15/35		15	16,896

			1,560,016
Commercial Mortgage-Backed Securities — 0.4%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		11,773	12,304,496
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M4, Class X1, 3.91%, 2/25/18 (b)		29,473	282,032
Series 2013-M5, Class X2, 2.29%, 1/25/22 (b)		10,142	679,212
Freddie Mac:
Series K038, Class X1, 1.19%, 3/25/24 (b)		7,094	468,671
Series K056, Class X1, 1.39%, 5/25/26		3,218	293,694

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Ginnie Mae:
Series 2012-120, Class IO, 0.80%, 2/16/53 (b)	USD	15,198		$769,960
Series 2014-172, Class IO, 0.95%, 1/16/49		6,438		325,534
Series 2016-87, Class IO, 1.01%, 8/16/58		3,137		241,094
Series 2016-113, Class IO, 1.19%, 2/16/58		2,740		246,822
Series 2016-152, Class IO, 0.99%, 8/15/58		6,187		514,849
Series 2016-158, Class IO, 0.93%, 6/16/58		2,282		174,000

				3,995,868
Mortgage-Backed Securities — 49.6%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (b)		1,815		1,905,913
2.50%, 5/01/26-4/01/32 (h)		35,770		35,826,194
3.00%, 4/01/29-4/01/47 (h)		403,199		401,684,560
3.30%, 12/01/34 (b)		539		570,599
3.40%, 6/01/41 (b)		2,319		2,441,396
3.50%, 8/01/27-4/01/47 (h)		293,701		301,604,537
4.00%, 1/01/25-4/01/47 (h)		102,880		108,556,057
4.50%, 2/01/25-4/01/47 (h)		39,822		42,691,280
5.00%, 11/01/32-4/01/47 (h)		27,148		29,682,594
5.50%, 10/01/21-4/01/41		10,124		11,332,672
6.00%, 1/01/21-4/01/47 (h)		20,748		23,560,008
6.50%, 5/01/40		3,230		3,632,315
7.00%, 6/01/32		16		18,424
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/29-4/01/32 (h)		20,443		20,469,586
3.00%, 1/01/30-4/01/47 (h)		126,611		126,161,198
3.50%, 4/01/32-4/01/47 (h)		73,341		75,244,942
4.00%, 8/01/40-4/01/47 (h)		33,551		35,293,772
4.50%, 2/01/39-9/01/44		17,134		18,414,861
5.00%, 7/01/35-11/01/41		10,460		11,447,652
5.50%, 4/01/17-6/01/41		4,751		5,252,057
6.00%, 4/01/17-12/01/32		17		18,612
6.50%, 7/01/17		—	(i)	455
8.00%, 11/01/22		1		1,036
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/47 (h)		76,669		77,338,072
3.50%, 12/20/41-4/15/47 (h)		109,949		114,138,962
4.00%, 7/20/39-4/15/47 (h)		46,358		49,072,108
4.50%, 12/20/39-11/20/44		24,968		26,855,919
5.00%, 12/15/38-7/20/41		9,082		9,980,988
5.50%, 3/15/32-4/15/47 (h)		4,408		4,812,446
6.00%, 12/15/36		148		167,784
7.50%, 11/15/29		—	(i)	431
9.00%, 7/15/18		—	(i)	74

				1,538,177,504
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B, 0.00%, 3/25/19 (g)		5		4,684
Total U.S. Government Sponsored Agency Securities — 50.8%				1,577,536,704

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds:
2.25%, 8/15/46	USD	68,053	$57,595,159
2.88%, 11/15/46 (j)		59,387	57,621,991
3.00%, 2/15/47		39,080	38,941,071
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/21		38,178	38,582,696
0.38%, 1/15/27		16,397	16,330,878
U.S. Treasury Notes:
1.13%, 1/31/19-2/28/19 (j)		56,004	55,884,763
1.25%, 3/31/19		20,428	20,424,017
1.38%, 1/15/20-2/15/20 (j)		200,999	200,445,365
1.63%, 3/15/20 (j)		79,942	80,229,312
1.88%, 1/31/22-3/31/22		238,453	237,935,361
2.25%, 1/31/24-2/15/27		67,412	67,412,444
2.13%, 2/29/24-3/31/24		91,484	90,972,186
1.50%, 8/15/26		29,042	26,872,911
2.00%, 11/15/26		27,651	26,711,308
Total U.S. Treasury Obligations — 32.7%			1,015,959,462
Total Long-Term Investments (Cost — $3,961,331,305) — 127.7%			3,963,631,574

Short-Term Securities
Certificates of Deposit
Domestic — 0.3%
Wells Fargo Bank N.A., 1.64%, 9/22/17 (b)		8,150	8,167,384
Yankee — 1.8%(e)
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 1.67%, 8/17/17 (b)		8,200	8,214,621
Cooperatieve Rabobank UA, New York, 1.54%, 8/16/17 (b)		8,190	8,203,751
Credit Industriel et Commercial, New York, 1.64%, 8/16/17 (b)		8,190	8,206,839
Credit Suisse AG, New York:
1.82%, 8/16/17 (b)		4,020	4,027,244
1.83%, 8/24/17 (b)		4,080	4,087,748
Skandinaviska Enskilda Banken AB, New York, 1.52%, 8/17/17 (b)		8,200	8,213,653
Sumitomo Mitsui Banking Corp., New York, 1.67%, 8/18/17 (b)		4,245	4,252,565
Toronto-Dominion Bank, New York, 1.54%, 8/15/17 (b)		8,050	8,064,530
UBS AG, Stamford, 1.53%, 9/01/17		4,140	4,145,946

			57,416,897
Total Certificates of Deposit — 2.1%			65,584,281

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Commercial Paper		Par (000)	Value
BNP Paribas SA, (New York Branch), 1.53%, 8/17/17 (b)	USD	4,200	$4,204,473
BPCE SA, 1.49%, 8/14/17 (k)		8,220	8,181,867
Mizuho Corporate Bank, (New York Branch), 1.37%, 8/16/17 (k)		8,120	8,082,959
Sumitomo Mitsui Trust Bank Ltd., (New York Branch), 1.53%, 8/16/17 (b)		8,190	8,198,693
Swedbank AB, (New York Branch), 1.38%, 8/18/17 (b)		4,180	4,184,757
Total Commercial Paper — 1.1%			32,852,749

		Shares
Money Market Funds — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (l)(m)		6,410,450	6,410,450
Total Short-Term Securities (Cost — $104,699,700) — 3.4%			104,847,480

Options Purchased
(Cost — $1,892,163) — 0.0%			994,645
Total Investments Before TBA Sale Commitments (Cost — $4,067,923,168) — 131.1%			4,069,473,699

TBA Sale Commitments (h)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/32	USD	14,085	$(14,091,603)
3.00%, 4/01/47		255,092	(252,859,609)
3.50%, 4/01/32-4/01/47		177,876	(182,492,173)
4.00%, 4/01/32-4/01/47		59,353	(62,217,680)
4.50%, 4/01/32-4/01/47		15,077	(15,958,921)
5.00%, 4/01/47		16,012	(17,495,760)
5.50%, 4/01/47		3,321	(3,689,077)
6.00%, 4/01/47		12,538	(14,170,878)
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/47		52,448	(51,964,169)
3.50%, 4/01/47		7,959	(8,139,321)
4.50%, 4/01/47		3,907	(4,186,366)
5.00%, 4/01/47		3,293	(3,585,581)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/47		583	(588,101)
3.50%, 4/15/47		22,498	(23,322,027)
4.00%, 4/15/47		8,405	(8,877,125)
4.50%, 4/15/47		7,007	(7,481,170)
Total TBA Sale Commitments (Proceeds — $667,682,454) — (21.6)%			(671,119,561)

Total Investments Net of TBA Sale Commitments — 109.5%			3,398,354,138
Liabilities in Excess of Other Assets — (9.5)%			(295,411,332)

Net Assets — 100.0%			$3,102,942,806

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Variable rate security. Rate as of period end.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Issuer is a U.S. branch of a foreign domiciled bank.

(f)	Perpetual security with no stated maturity date.

(g)	Zero-coupon bond.

(h)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(52,204,465)	$ (141,624)
BNP Paribas Securities Corp.	$1,008,543	$ (5,793)
Citigroup Global Markets, Inc.	$(21,965,395)	$ (9,914)
Credit Suisse Securities (USA) LLC	$(20,943,133)	$ (59,103)
Daiwa Capital Markets America, Inc.	$1,125,180	$ 5,930
Deutsche Bank Securities, Inc.	$6,164,781	$ (4,157)
Goldman Sachs & Co.	$60,503,809	$ 122,147
J.P. Morgan Securities LLC	$(60,855,803)	$ (21,083)
Jefferies LLC	$23,176,070	$ 256,351
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$13,554,326	$ 210,789
Mizuho Securities USA, Inc.	$16,211,372	$ 169,093
Morgan Stanley & Co. LLC	$40,310,640	$ 365,265
Nomura Securities International, Inc.	$8,057,434	$ 37,824
RBC Capital Markets, LLC	$(34,019,780)	$ (249,113)
Wells Fargo Securities, LLC	$8,285,313	$ (128,312)

(i)	Amount is less than $500.

(j)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(k)	Rates are discount rates or a range of discount rates at the time of purchase.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

(l)	During the six months ended March 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at March 31, 2017	Value at March 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,666,751	3,743,699	6,410,450	$6,410,450	$33,735	$148	—

[1]	Includes net capital gain distributions.

(m)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Bank of Montreal	0.37%	3/28/17	Open	$20,973,750	$ 20,974,612	U.S. Treasury Obligations	Open/Demand
Barclays Capital, Inc.	0.65%	3/31/17	4/03/17	100,398,000	100,399,813	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	0.80%	3/31/17	4/03/17	34,912,500	34,913,276	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.80%	3/31/17	4/03/17	58,199,652	58,200,945	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.45%	3/31/17	4/03/17	80,241,783	80,242,786	U.S. Treasury Obligations	Overnight
Total				$294,725,685	$294,731,432

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(103)	Euro-Bund	June 2017	USD	17,736,948	$ 143,196
435	U.S. Treasury Bonds (30 Year)	June 2017	USD	65,617,031	(391,409)
(1,256)	U.S. Treasury Notes (10 Year)	June 2017	USD	156,450,500	(804,616)
817	U.S. Treasury Notes (2 Year)	June 2017	USD	176,842,204	136,065
(1,225)	U.S. Treasury Notes (5 Year)	June 2017	USD	144,215,040	(863,545)
(505)	U.S. Ultra Treasury Bonds	June 2017	USD	81,115,625	(262,146)
56	Euro Dollar	December 2017	USD	13,783,000	10,424
(84)	Euro Dollar	December 2018	USD	20,577,900	(6,414)
(56)	Euro Dollar	March 2019	USD	13,708,100	624
Total					$(2,037,821)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	915,625	USD	293,000	Goldman Sachs International	4/04/17	$ (791)
BRL	1,179,096	USD	377,000	Royal Bank of Scotland PLC	4/04/17	(708)
BRL	1,235,392	USD	395,000	Royal Bank of Scotland PLC	4/04/17	(742)
USD	670,000	BRL	2,088,390	Goldman Sachs International	4/04/17	3,520
USD	387,000	BRL	1,232,015	JPMorgan Chase Bank N.A.	4/04/17	(6,180)
USD	8,000	BRL	25,021	Royal Bank of Scotland PLC	4/04/17	15
EUR	751,000	USD	792,789	Citibank N.A.	4/05/17	8,559
MXN	10,843,892	USD	528,000	Citibank N.A.	4/05/17	50,750

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	25

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	794,010	EUR	751,000	Citibank N.A.	4/05/17	$ (7,338)
USD	150,857	MXN	3,013,567	Deutsche Bank AG	4/05/17	(9,980)
USD	226,286	MXN	4,518,807	Royal Bank of Scotland PLC	4/05/17	(14,888)
USD	150,857	MXN	3,013,130	UBS AG	4/05/17	(9,957)
MXN	8,852,572	USD	445,000	Barclays Bank PLC	4/06/17	27,398
USD	95,357	MXN	1,793,811	Bank of America N.A.	4/06/17	(366)
USD	63,571	MXN	1,197,510	Barclays Bank PLC	4/06/17	(331)
USD	222,500	MXN	4,410,262	Barclays Bank PLC	4/06/17	(12,844)
USD	63,571	MXN	1,197,533	BNP Paribas S.A.	4/06/17	(332)
USD	222,500	MXN	4,373,349	Goldman Sachs International	4/06/17	(10,874)
USD	63,571	MXN	1,196,205	HSBC Bank PLC	4/06/17	(261)
USD	63,571	MXN	1,197,037	HSBC Bank PLC	4/06/17	(306)
USD	63,571	MXN	1,197,978	HSBC Bank PLC	4/06/17	(356)
USD	31,786	MXN	597,968	UBS AG	4/06/17	(124)
PLN	1,533,771	USD	375,625	Barclays Bank PLC	4/07/17	11,105
PLN	241,881	USD	59,248	Citibank N.A.	4/07/17	1,741
PLN	613,269	USD	150,250	Deutsche Bank AG	4/07/17	4,382
PLN	64,850	USD	15,877	Goldman Sachs International	4/07/17	474
USD	601,000	PLN	2,451,871	HSBC Bank PLC	4/07/17	(17,224)
AUD	661,800	JPY	57,374,684	Citibank N.A.	4/10/17	(10,040)
AUD	661,800	JPY	56,320,655	Goldman Sachs International	4/10/17	(569)
AUD	661,800	JPY	56,370,886	Goldman Sachs International	4/10/17	(1,020)
JPY	57,033,725	AUD	661,800	Citibank N.A.	4/10/17	6,976
JPY	18,655,471	AUD	220,600	HSBC Bank PLC	4/10/17	(872)
PLN	18,198,746	USD	4,472,068	BNP Paribas S.A.	4/11/17	116,433
USD	610,000	KRW	697,809,500	Barclays Bank PLC	4/11/17	(14,083)
USD	35,781	PLN	145,662	Barclays Bank PLC	4/11/17	(946)
USD	3,117,776	PLN	12,923,493	BNP Paribas S.A.	4/11/17	(140,661)
USD	1,226,569	PLN	5,129,591	HSBC Bank PLC	4/11/17	(66,769)
USD	379,808	ZAR	5,038,296	Barclays Bank PLC	4/11/17	4,985
USD	106,346	ZAR	1,411,044	BNP Paribas S.A.	4/11/17	1,372
USD	303,846	ZAR	4,038,305	Citibank N.A.	4/11/17	3,417
ZAR	10,438,604	USD	790,000	Citibank N.A.	4/11/17	(13,423)
CLP	165,396,363	USD	248,750	BNP Paribas S.A.	4/13/17	1,733
CLP	338,980,125	USD	508,750	Credit Suisse International	4/13/17	4,615
CLP	172,705,000	USD	260,000	Royal Bank of Scotland PLC	4/13/17	1,551
JPY	24,532,469	USD	222,500	Morgan Stanley & Co. International PLC	4/13/17	(2,026)
USD	1,017,500	CLP	672,089,275	BNP Paribas S.A.	4/13/17	(338)
USD	222,500	JPY	25,511,627	Deutsche Bank AG	4/13/17	(6,774)
MXN	9,470,396	USD	489,540	JPMorgan Chase Bank N.A.	4/17/17	14,968
USD	118,676	MXN	2,274,830	Citibank N.A.	4/17/17	(2,509)
USD	370,864	MXN	7,107,398	Goldman Sachs International	4/17/17	(7,762)
JPY	33,342,365	USD	293,000	Citibank N.A.	4/18/17	6,710
USD	469,000	KRW	540,006,600	JPMorgan Chase Bank N.A.	4/18/17	(13,998)
USD	43,164	RUB	2,609,281	Barclays Bank PLC	4/18/17	(3,002)
USD	135,441	RUB	8,226,713	Barclays Bank PLC	4/18/17	(10,115)
USD	255,475	RUB	15,581,443	Barclays Bank PLC	4/18/17	(20,210)
USD	21,554	RUB	1,305,283	Citibank N.A.	4/18/17	(1,541)
USD	43,150	RUB	2,609,281	Citibank N.A.	4/18/17	(3,016)

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	463,291	RUB	28,362,658	Citibank N.A.	4/18/17	$ (38,534)
USD	681,401	RUB	41,260,514	Citibank N.A.	4/18/17	(48,628)
USD	198,602	RUB	11,971,505	Credit Suisse International	4/18/17	(13,212)
USD	257,230	RUB	15,604,876	Credit Suisse International	4/18/17	(18,869)
USD	382,697	RUB	23,290,958	Credit Suisse International	4/18/17	(29,393)
USD	525,295	RUB	32,153,290	Credit Suisse International	4/18/17	(43,599)
USD	525,939	RUB	32,153,290	Credit Suisse International	4/18/17	(42,954)
USD	532,392	RUB	32,308,737	Credit Suisse International	4/18/17	(39,252)
USD	1,080,081	RUB	65,323,289	Credit Suisse International	4/18/17	(75,695)
USD	467,467	RUB	28,515,493	HSBC Bank PLC	4/18/17	(37,062)
USD	488,236	RUB	29,522,388	HSBC Bank PLC	4/18/17	(34,109)
USD	255,769	RUB	15,581,443	JPMorgan Chase Bank N.A.	4/18/17	(19,916)
USD	392,598	RUB	23,659,947	Morgan Stanley & Co. International PLC	4/18/17	(26,021)
TRY	8,586,606	USD	2,276,000	Barclays Bank PLC	4/20/17	73,073
USD	2,276,000	TRY	8,301,482	Citibank N.A.	4/20/17	4,929
CLP	243,779,750	USD	367,000	Barclays Bank PLC	4/24/17	1,984
MXN	11,943,020	USD	593,000	Barclays Bank PLC	4/24/17	42,543
MXN	5,622,554	USD	293,778	Citibank N.A.	4/24/17	5,424
MXN	7,028,960	USD	367,222	Goldman Sachs International	4/24/17	6,821
MXN	2,910,094	USD	148,400	Nomura International PLC	4/24/17	6,459
MXN	17,460,566	USD	890,400	Nomura International PLC	4/24/17	38,756
USD	165,000	MXN	3,270,535	Goldman Sachs International	4/24/17	(9,040)
USD	487,720	MXN	9,668,074	JPMorgan Chase Bank N.A.	4/24/17	(26,762)
MXN	7,562,850	USD	397,000	Goldman Sachs International	4/27/17	5,267
USD	397,000	JPY	44,042,306	Goldman Sachs International	4/27/17	965
CLP	245,310,000	USD	370,000	Barclays Bank PLC	4/28/17	1,225
USD	1,643,777	MXN	34,077,970	Royal Bank of Scotland PLC	5/23/17	(161,144)
AUD	740,000	USD	560,385	Citibank N.A.	6/01/17	4,324
BRL	482,025	USD	150,000	BNP Paribas S.A.	6/01/17	1,737
AUD	300,000	NOK	1,944,915	BNP Paribas S.A.	6/21/17	2,131
AUD	150,000	USD	114,438	Royal Bank of Scotland PLC	6/21/17	(14)
AUD	370,000	USD	278,089	Royal Bank of Scotland PLC	6/21/17	4,157
BRL	697,950	USD	220,000	Goldman Sachs International	6/21/17	(1,260)
CAD	432,304	EUR	300,000	BNP Paribas S.A.	6/21/17	4,133
CAD	216,102	EUR	150,000	UBS AG	6/21/17	2,029
CAD	400,004	USD	300,000	Bank of America N.A.	6/21/17	1,139
CAD	401,535	USD	300,000	BNP Paribas S.A.	6/21/17	2,291
CAD	396,700	USD	295,000	HSBC Bank PLC	6/21/17	3,651
CHF	296,208	USD	300,000	Morgan Stanley & Co. International PLC	6/21/17	(2,783)
CHF	218,977	USD	220,000	UBS AG	6/21/17	(277)
EUR	225,000	CAD	320,301	UBS AG	6/21/17	(143)
EUR	225,000	CAD	321,975	UBS AG	6/21/17	(1,403)
EUR	300,000	JPY	36,419,307	Deutsche Bank AG	6/21/17	(6,893)
EUR	220,000	JPY	26,709,914	JPMorgan Chase Bank N.A.	6/21/17	(5,077)
EUR	130,000	RUB	8,187,595	JPMorgan Chase Bank N.A.	6/21/17	(3,482)
EUR	240,000	RUB	15,040,200	JPMorgan Chase Bank N.A.	6/21/17	(5,115)
EUR	370,000	RUB	23,652,250	JPMorgan Chase Bank N.A.	6/21/17	(15,996)
EUR	590,000	SEK	5,603,577	UBS AG	6/21/17	4,021
EUR	300,000	USD	323,811	Bank of America N.A.	6/21/17	(2,489)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	27

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,440,000	USD	1,552,113	Credit Suisse International	6/21/17	$ (9,764)
GBP	150,000	USD	185,729	Royal Bank of Scotland PLC	6/21/17	2,588
GBP	300,000	USD	365,570	State Street Bank and Trust Co.	6/21/17	11,065
JPY	37,909,312	SEK	2,960,000	Citibank N.A.	6/21/17	9,959
JPY	33,167,580	USD	300,000	Deutsche Bank AG	6/21/17	(1,089)
JPY	50,417,853	USD	440,000	State Street Bank and Trust Co.	6/21/17	14,373
MXN	6,010,382	USD	300,000	Bank of America N.A.	6/21/17	16,960
MXN	615,653,955	USD	31,155,000	Nomura International PLC	6/21/17	1,311,782
NOK	1,959,564	AUD	300,000	JPMorgan Chase Bank N.A.	6/21/17	(427)
NOK	490,096	AUD	75,000	Morgan Stanley & Co. International PLC	6/21/17	(83)
NOK	490,155	AUD	75,000	UBS AG	6/21/17	(75)
NOK	980,306	AUD	150,000	UBS AG	6/21/17	(152)
NOK	1,364,263	USD	160,000	Goldman Sachs International	6/21/17	(971)
NOK	1,534,745	USD	180,000	Goldman Sachs International	6/21/17	(1,099)
NOK	2,582,857	USD	300,000	JPMorgan Chase Bank N.A.	6/21/17	1,077
NZD	403,211	AUD	370,000	Bank of America N.A.	6/21/17	(194)
NZD	880,000	USD	607,144	HSBC Bank PLC	6/21/17	8,430
RUB	23,994,500	EUR	370,000	BNP Paribas S.A.	6/21/17	21,961
SEK	4,180,569	EUR	440,000	BNP Paribas S.A.	6/21/17	(2,816)
SEK	5,644,029	EUR	590,000	UBS AG	6/21/17	512
SEK	2,960,000	JPY	37,652,088	Citibank N.A.	6/21/17	(7,640)
USD	561,349	AUD	740,000	Westpac Banking Corp.	6/21/17	(3,143)
USD	370,000	BRL	1,176,600	Citibank N.A.	6/21/17	1,249
USD	440,000	CHF	441,814	Royal Bank of Scotland PLC	6/21/17	(3,318)
USD	370,000	CHF	368,773	UBS AG	6/21/17	(29)
USD	12,360,000	CNH	85,280,205	Citibank N.A.	6/21/17	29,268
USD	1,331,547	EUR	1,253,000	Goldman Sachs International	6/21/17	(10,511)
USD	322,671	EUR	300,000	JPMorgan Chase Bank N.A.	6/21/17	1,348
USD	184,366	GBP	150,000	Bank of America N.A.	6/21/17	(3,951)
USD	184,335	GBP	150,000	BNP Paribas S.A.	6/21/17	(3,982)
USD	367,403	GBP	300,000	JPMorgan Chase Bank N.A.	6/21/17	(9,231)
USD	440,000	JPY	49,520,240	JPMorgan Chase Bank N.A.	6/21/17	(6,283)
USD	150,000	KRW	167,880,000	JPMorgan Chase Bank N.A.	6/21/17	(268)
USD	440,000	KRW	499,488,000	JPMorgan Chase Bank N.A.	6/21/17	(7,086)
USD	15,845,000	MXN	309,096,654	Goldman Sachs International	6/21/17	(455,348)
USD	300,000	MXN	5,763,524	Morgan Stanley & Co. International PLC	6/21/17	(3,942)
USD	15,310,000	MXN	305,197,195	Morgan Stanley & Co. International PLC	6/21/17	(784,708)
USD	300,000	MXN	5,949,600	Nomura International PLC	6/21/17	(13,755)
USD	300,000	NOK	2,547,231	Morgan Stanley & Co. International PLC	6/21/17	3,076
USD	340,000	NOK	2,870,280	Morgan Stanley & Co. International PLC	6/21/17	5,419
Total						$ (525,433)

Exchange-Traded Options Purchased
Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar (Future)	Put	4/13/17	USD	97.50	2,386	$178,950
U.S. Treasury Notes (10 Year) (Future)	Put	4/21/17	USD	124.00	787	209,047
U.S. Treasury Notes (10 Year) (Future)	Put	4/21/17	USD	123.00	703	54,922
Total						$442,919

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

OTC Options Purchased
Description	Put/Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Bank of America N.A.	4/07/17	JPY	120.00	USD	8,700	$ 1
EUR Currency	Call	BNP Paribas S.A.	9/18/17	USD	1.11	EUR	31,190	366,617
AUD Currency	Put	Citibank N.A.	4/06/17	JPY	86.00	AUD	1,103	9,872
EUR Currency	Put	BNP Paribas S.A.	4/07/17	USD	1.03	EUR	10,780	20
EUR Currency	Put	BNP Paribas S.A.	6/01/17	USD	1.02	EUR	45,171	175,216
Total								$551,726

Centrally Cleared Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG.28.V1	1.00%	6/20/22	USD	16,549	$(17,146)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
7.36%[1]	28-day MXIBTIIE	1/28/19	MXN	123,421	$(27,004)
7.32%[2]	28-day MXIBTIIE	2/20/20	MXN	108,109	28,628
7.35%[2]	28-day MXIBTIIE	2/20/20	MXN	10,582	3,179
7.16%[2]	28-day MXIBTIIE	3/20/20	MXN	72,605	1,928
7.17%[2]	28-day MXIBTIIE	3/20/20	MXN	72,605	2,987
3.39%[1]	UK RPI All Items Monthly	10/15/21	GBP	12,459	79,971
3.39%[1]	UK RPI All Items Monthly	10/15/21	GBP	12,459	75,620
3.37%[1]	UK RPI All Items Monthly	10/15/21	GBP	12,273	95,911
7.45%[2]	28-day MXIBTIIE	3/07/22	MXN	36,661	22,507
7.48%[2]	28-day MXIBTIIE	3/07/22	MXN	18,330	12,956
7.47%[2]	28-day MXIBTIIE	3/07/22	MXN	18,330	12,539
6.32%[2]	28-day MXIBTIIE	7/17/25	MXN	14,506	(49,872)
2.13%[2]	3-month LIBOR	8/25/25	USD	485	(6,061)
2.27%[1]	3-month LIBOR	9/11/25	USD	367	792
3.46%[2]	UK RPI All Items Monthly	10/15/26	GBP	12,459	(6,142)
3.45%[2]	UK RPI All Items Monthly	10/15/26	GBP	12,459	(31,463)
3.43%[2]	UK RPI All Items Monthly	10/15/26	GBP	12,273	(63,571)
3.57%[2]	UK RPI All Items Monthly	2/15/27	GBP	19,708	289,690
7.85%[2]	28-day MXIBTIIE	3/02/37	MXN	14,602	7,857
7.82%[2]	28-day MXIBTIIE	3/04/37	MXN	14,688	4,957
Total					$455,409

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	29

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	1,491	$ (13,339)	$ 8,439	$ (21,778)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	1,491	(10,344)	13,001	(23,345)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	1,730	(52,224)	(48,610)	(3,614)
Valero Energy Corp.	1.00%	Morgan Stanley & Co. International PLC	12/20/20	USD	1,750	(29,108)	32,123	(61,231)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	75	1,606	4,166	(2,560)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	70	1,499	3,889	(2,390)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	70	1,499	3,907	(2,408)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	70	1,499	3,907	(2,408)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	70	1,499	3,917	(2,418)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	45	964	2,512	(1,548)
HSBC Holdings PLC ADR	1.00%	Bank of America N.A.	6/20/22	EUR	2,657	(55,512)	(48,389)	(7,123)
HSBC Holdings PLC ADR	1.00%	BNP Paribas S.A.	6/20/22	EUR	6,140	(128,093)	(127,007)	(1,086)
HSBC Holdings PLC ADR	1.00%	BNP Paribas S.A.	6/20/22	EUR	3,572	(74,629)	(73,887)	(742)
HSBC Holdings PLC ADR	1.00%	BNP Paribas S.A.	6/20/22	EUR	2,167	(45,277)	(46,310)	1,033
Republic of South Africa	1.00%	Bank of America N.A.	6/20/22	USD	725	33,627	37,148	(3,521)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/22	USD	434	20,130	21,994	(1,864)
Republic of South Africa	1.00%	Citibank N.A.	6/20/22	USD	1,770	82,096	90,693	(8,597)
Republic of South Africa	1.00%	Goldman Sachs International	6/20/22	USD	441	20,455	22,547	(2,092)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/22	USD	845	39,192	42,442	(3,250)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	2,930	(26,404)	(7,592)	(18,812)
Russian Federation	1.00%	Bank of America N.A.	6/20/22	USD	1,340	42,200	58,372	(16,172)
Russian Federation	1.00%	Bank of America N.A.	6/20/22	USD	665	20,942	28,604	(7,662)
Russian Federation	1.00%	Bank of America N.A.	6/20/22	USD	400	12,597	17,942	(5,345)
Russian Federation	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	1,335	42,042	57,972	(15,930)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/22	EUR	2,868	(35,238)	(25,326)	(9,912)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/22	EUR	1,840	(22,607)	(21,337)	(1,270)
Standard Chartered PLC	1.00%	Citibank N.A.	6/20/22	EUR	4,819	(59,208)	(51,309)	(7,899)
Standard Chartered PLC	1.00%	Citibank N.A.	6/20/22	EUR	3,379	(41,516)	(35,977)	(5,539)
Standard Chartered PLC	1.00%	Citibank N.A.	6/20/22	EUR	3,071	(37,732)	(32,698)	(5,034)
CMBX.NA.8.AAA	0.50%	Credit Suisse International	10/17/57	USD	581	7,858	25,515	(17,657)
CMBX.NA.8.AAA	0.50%	Morgan Stanley & Co. International PLC	10/17/57	USD	560	7,581	12,464	(4,883)
CMBX.NA.8.AAA	0.50%	Morgan Stanley & Co. International PLC	10/17/57	USD	160	2,166	3,690	(1,524)
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	2,192	1,215	724	491
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	1,913	1,060	(1,431)	2,491
CMBX.NA.6.AAA	0.50%	Deutsche Bank AG	5/11/63	USD	1,365	756	272	484
CMBX.NA.6.BBB-	3.00%	Deutsche Bank AG	5/11/63	USD	550	70,093	50,799	19,294
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	280	35,684	18,367	17,317
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	280	35,684	18,367	17,317
CMBX.NA.6.BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	270	34,409	27,284	7,125
CMBX.NA.6.BBB-	3.00%	Morgan Stanley & Co. International PLC	5/11/63	USD	280	35,684	16,880	18,804
Total						$ (77,194)	$ 108,064	$ (185,258)

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	1,491	$13,339	$(9,782)	$ 23,121
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	1,491	10,344	(11,326)	21,670
CMBX.NA.3.AM	0.50%	Credit Suisse International	12/13/49	BB+	USD	61	(287)	(5,414)	5,127
CMBX.NA.3.AM	0.50%	Goldman Sachs International	12/13/49	BB+	USD	152	(718)	(13,706)	12,988
CMBX.NA.3.AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BB+	USD	762	(3,585)	(65,026)	61,441
CMBX.NA.4.AM	0.50%	Deutsche Bank AG	2/17/51	BBB-	USD	1,675	(9,819)	(225,061)	215,242
CMBX.NA.8.A	2.00%	Goldman Sachs International	10/17/57	Not Rated	USD	540	(32,524)	(30,949)	(1,575)
CMBX.NA.8.A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	225	(13,552)	(22,064)	8,512
CMBX.NA.9.A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	430	(21,846)	(22,476)	630
CMBX.NA.9.A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	530	(26,985)	(26,590)	(395)
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	530	(26,985)	(29,028)	2,043
CMBX.NA.9.A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	280	(14,194)	(13,837)	(357)
CMBX.NA.9.BBB-	3.00%	Credit Suisse International	9/17/58	Not Rated	USD	1,100	(128,844)	(117,016)	(11,828)
CMBX.NA.10.BBB-	3.00%	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	35	(3,551)	(3,152)	(399)
CMBX.NA.6.BBB-	3.00%	Credit Suisse International	5/11/63	BBB-	USD	280	(35,680)	(23,628)	(12,052)
Total							$(294,887)	$(619,055)	$324,168

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	6,677	$(8,257)	—	$(8,257)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	8,014	(9,517)	—	(9,517)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	1,491	(1,155)	—	(1,155)
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	2,278,440	7,039	$1,833	5,206
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	2,278,440	(3,312)	—	(3,312)
4.30%[1]	28-day MXIBTIIE	Bank of America N.A.	12/07/17	MXN	4,907	4,928	3	4,925
12.10%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	7,803	(28,226)	—	(28,226)
9.99%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	14,512	(5,226)	—	(5,226)
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/18	BRL	14,512	(1,152)	—	(1,152)
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/18	BRL	14,512	(1,152)	—	(1,152)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	8,957	12,037	125	11,912
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	7,677	14,395	25	14,370
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	39,258	(1,204)	—	(1,204)
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	47,110	(1,850)	—	(1,850)
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	67,000	(8,322)	(105)	(8,217)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	38,008	(4,721)	(60)	(4,661)
4.77%[1]	28-day MXIBTIIE	Citibank N.A.	12/05/18	MXN	3,324	6,744	4	6,740

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	31

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.70%[1]	28-day MXIBTIIE	Bank of America N.A.	12/06/18	MXN	3,324	$ 6,946	$ 4	$ 6,942
4.76%[1]	28-day MXIBTIIE	Citibank N.A.	12/06/18	MXN	3,324	6,774	4	6,770
	1-day
11.00%[2]	BZDIOVER	Bank of America N.A.	1/02/20	BRL	3,275	28,962	—	28,962
	1-day
9.73%[2]	BZDIOVER	Citibank N.A.	1/02/20	BRL	8,709	6,580	—	6,580
	1-day
11.02%[2]	BZDIOVER	Citibank N.A.	1/02/20	BRL	1,745	15,724	—	15,724
	1-day
11.10%[2]	BZDIOVER	Goldman Sachs International	1/02/20	BRL	1,546	14,723	—	14,723
	1-day
9.73%[2]	BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	8,709	6,580	—	6,580
	1-day
9.73%[2]	BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	8,709	6,580	—	6,580
	1-day
10.98%[2]	BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	1,638	14,108	—	14,108
	1-day
11.38%[2]	BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	818	9,945	—	9,945
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	8,580	(542,532)	—	(542,532)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	7,400	38,031	98	37,933
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	6,011	(18,320)	(102)	(18,218)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	3,006	(10,115)	(16)	(10,099)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	7,228	(24,846)	(32)	(24,814)
6.32%[2]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	21,681	(75,057)	(94)	(74,963)
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	7,575	26,659	33	26,626
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	7,575	26,659	33	26,626
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	28,117	99,229	117	99,112
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	901	(3,417)	(12)	(3,405)
Total						$(395,738)	$1,858	$(397,596)

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

OTC Total Return — Volatility Swaps
Reference Entity	Volatility Strike Price[1]	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
EUR Currency	8.95%	BNP Paribas S.A.	6/05/17	EUR	37,410	$(100,944)	—	$(100,944)
EUR Currency	9.05%	Deutsche Bank AG	6/05/17	EUR	18,706	(59,018)	—	(59,018)
EUR Currency	8.95%	Deutsche Bank AG	6/05/17	EUR	10,228	(27,599)	—	(27,599)
EUR Currency	8.90%	HSBC Bank PLC	6/05/17	EUR	27,186	(67,149)	—	(67,149)
Total						$(254,710)	—	$(254,710)

[1]	At expiration, the Fund receives the difference between the realized volatility and predefined volatility strike price multiplied by the notional amount.

Transactions in Options Written for the Period Ended March 31, 2017
	Call		Puts

	Notional (000)			Notional (000)

	USD	Premiums Received	Contracts	USD	Premiums Received

Outstanding options, beginning of period	—	—	4,641	—	$193,703
Options written	205,290	$2,841,878	2,120	424,251	4,911,718
Options expired	(47,515)	(677,487)	—	(47,515)	(741,522)
Options closed	(157,775)	(2,164,391)	(6,761)	(376,736)	(4,363,899)

Outstanding options, end of period	—	—	—	—	—

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$290,309	—	$290,309
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,926,830	—	—	1,926,830
Options purchased	Investments at value — unaffiliated[2]	—	—	—	551,726	442,919	—	994,645
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	98,330	$541,192	639,522
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$1,063,067	—	—	352,643	—	1,415,710
Total		—	$1,063,067	—	$2,478,556	$1,184,201	$541,192	$5,267,016

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$2,328,130	—	$2,328,130
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$2,452,263	—	—	2,452,263
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$17,146	—	—	82,937	$101,176	201,259
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	1,435,148	—	—	1,003,091	—	2,438,239
Total		—	$1,452,294	—	$2,452,263	$3,414,158	$101,176	$7,419,891

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$15,621,888	—	$15,621,888
Forward foreign currency exchange contracts	—	—	—	$2,266,550	—	—	2,266,550
Options purchased[1]	—	—	—	(2,583,853)	7,412,810	—	4,828,957
Options written	—	—	—	1,342,718	(4,540,362)	—	(3,197,644)
Swaps	—	$(1,397,972)	—	(72,065)	4,417,629	—	2,947,592
Total	—	$(1,397,972)	—	$953,350	$22,911,965	—	$22,467,343

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(972,712)	—	$(972,712)
Forward foreign currency exchange contracts	—	—	—	$435,082	—	—	435,082
Options purchased[2]	—	—	—	(442,403)	220,676	—	(221,727)
Options written	—	—	—	—	(106,684)	—	(106,684)
Swaps	—	$(398,981)	—	—	869,617	$440,016	910,652
Total	—	$(398,981)	—	$(7,321)	$10,897	$440,016	$44,611

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	33

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$201,864,902
Average notional value of contracts — short	$455,507,082
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$56,336,698
Average amounts sold — in USD	$39,704,759
Options:
Average value of option contracts purchased	$903,215
Average value of option contracts written	$2,448,194	[1]
Average notional value of swaption contracts purchased	$99,257,000	[1]
Average notional value of swaption contracts written	$488,071,000	[1]
Credit default swaps:
Average notional value — buy protection	$82,622,995
Average notional value — sell protection	$8,900,500
Interest rate swaps:
Average notional value — pays fixed rate	$163,860,630
Average notional value — receives fixed rate	$105,002,924

[1]	Actual amounts for the period are shown due to limited derivative financial instructions as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$218,942		$727,825
Forward foreign currency exchange contracts	1,926,830		2,452,263
Options	994,645	[1]	—
Swaps — centrally cleared	—		276,256
Swaps — OTC[2]	1,415,710		2,438,239
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,556,127		$5,894,583
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(661,861)		(1,004,081)
Total derivative assets and liabilities subject to an MNA	$3,894,266		$4,890,502

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2,5]
Bank of America N.A.	$365,166	$(200,291)	—	—	$164,875
Barclays Bank PLC	196,344	(115,619)	—	—	80,725
BNP Paribas S.A.	694,677	(555,950)	—	—	138,727
Citibank N.A.	269,693	(269,693)	—	—	—
Credit Suisse International	35,887	(35,887)	—	—	—
Deutsche Bank AG	400,447	(400,447)	—	—	—
Goldman Sachs International	67,305	(67,305)	—	—	—
HSBC Bank PLC	54,523	(54,523)	—	—	—
J.P. Morgan Securities LLC	105,777	(3,551)	—	—	102,226
JPMorgan Chase Bank N.A.	204,128	(204,128)	—	—	—
Morgan Stanley & Co. International PLC	103,011	(103,011)	—	—	—
Nomura International PLC	1,356,997	(13,755)	—	—	1,343,242
Royal Bank of Scotland PLC	8,311	(8,311)	—	—	—
State Street Bank and Trust Co.	25,438	—	—	—	25,438
UBS AG	6,562	(6,562)	—	—	—
Total	$3,894,266	$(2,039,033)	—	—	$1,855,233

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4,5]
Bank of America N.A.	$200,291	$(200,291)	—	—	—
Barclays Bank PLC	115,619	(115,619)	—	—	—
BNP Paribas S.A.	555,950	(555,950)	—	—	—
Citibank N.A.	338,952	(269,693)	—	$(69,259)	—
Credit Suisse International	482,809	(35,887)	—	(420,000)	$26,922
Deutsche Bank AG	910,674	(400,447)	—	(510,227)	—
Goldman Sachs International	622,624	(67,305)	—	—	555,319
HSBC Bank PLC	227,358	(54,523)	—	—	172,835
J.P. Morgan Securities LLC	3,551	(3,551)	—	—	—
JPMorgan Chase Bank N.A.	270,315	(204,128)	—	—	66,187
Morgan Stanley & Co. International PLC	952,487	(103,011)	—	—	849,476
Nomura International PLC	13,755	(13,755)	—	—	—
Royal Bank of Scotland PLC	180,814	(8,311)	—	—	172,503
UBS AG	12,160	(6,562)	—	—	5,598
Westpac Banking Corp.	3,143	—	—	—	3,143
Total	$4,890,502	$(2,039,033)	—	$(999,486)	$1,851,983

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	35

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$195,051,093	$11,333,617	$206,384,710
Corporate Bonds[1]	—	938,070,026	—	938,070,026
Foreign Agency Obligations	—	3,038,382	—	3,038,382
Foreign Government Obligations	—	61,092,727	—	61,092,727
Non-Agency Mortgage-Backed Securities	—	117,528,937	1,896,426	119,425,363
Preferred Securities[1]	$3,109,655	6,391,289	—	9,500,944
Project Loans	—	—	19,318	19,318
Taxable Municipal Bonds	—	32,603,938	—	32,603,938
U.S. Government Sponsored Agency Securities	—	1,577,536,704	—	1,577,536,704
U.S. Treasury Obligations	—	1,015,959,462	—	1,015,959,462
Short-Term Securities	6,410,450	98,437,030	—	104,847,480
Options Purchased:
Foreign currency exchange contracts	—	551,726	—	551,726
Interest rate contracts	442,919	—	—	442,919
Liabilities:
Investments:
TBA Sale Commitments	—	(671,119,561)	—	(671,119,561)

Total	$9,963,024	$3,375,141,753	$13,249,361	$3,398,354,138

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$435,130	—	$435,130
Foreign currency exchange contracts	—	1,926,830	—	1,926,830
Interest rate contracts	$290,309	448,694	—	739,003
Other contracts	—	541,192	—	541,192
Liabilities:
Credit contracts	—	(313,366)	—	(313,366)
Foreign currency exchange contracts	—	(2,452,263)	—	(2,452,263)
Interest rate contracts	(2,328,130)	(1,085,607)	—	(3,413,737)
Other contracts	—	(101,176)	—	(101,176)

Total	$(2,037,821)	$(600,566)	—	$(2,638,387)

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $294,731,432 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Opening Balance, as of September 30, 2016	$56,161,814	$5,462,284	$21,004	$61,645,102
Transfers into Level 3[1]	—	—	—	—
Transfers out of Level 3	(49,056,043)	—	—	(49,056,043)
Accrued discounts/premiums	(525)	2,526	(34)	1,967
Net realized gain (loss)	(3,331)	(149,480)	9	(152,802)
Net change in unrealized appreciation (depreciation)[2,3]	1,331	(24,437)	107	(22,999)
Purchases	7,640,371	575,312	—	8,215,683
Sales	(2,910,000)	(3,969,779)	(1,768)	(6,881,547)
Maturity	(500,000)	—	—	(500,000)

Closing Balance, as of March 31, 2017	$11,333,617	$1,896,426	$19,318	$13,249,361

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017[3]	$3,294	$(1,027)	$107	$2,374

[1]

As of September 30, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017, is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	37

Consolidated Schedule of Investments March 31, 2017 (Unaudited)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Adagio V CLO DAC, Series V-X, Class E, 6.70%, 10/15/29 (a)	EUR	820	$872,418
AIMCO CLO, Series 2015-AA, Class E, 8.84%, 1/15/28 (a)(b)	USD	1,000	1,015,984
Allegro CLO II Ltd., Series 2014-1A, Class CR, 4.77%, 1/21/27 (b)		4,200	4,200,000
ALM V Ltd., Series 2012-5A, Class DR, 7.02%, 10/18/27 (a)(b)		8,500	8,513,632
ALM VI Ltd.:
Series 2012-6A, Class CR, 4.77%, 7/15/26 (a)(b)		4,750	4,776,490
Series 2012-6A, Class DR, 6.67%, 7/15/26 (a)(b)		6,700	6,696,056
ALM VII Ltd.:
Series 2012-7A, Class BR, 3.38%, 10/15/28 (a)(b)		7,000	7,030,535
Series 2012-7A, Class CR, 4.87%, 10/15/28 (a)(b)		5,500	5,535,661
ALM VII R Ltd., Series 2013-7RA, Class BR, 3.72%, 10/15/28 (a)(b)		1,000	1,005,061
ALM VII R-2 Ltd.:
Series 2013-7R2A, Class BR, 3.64%, 10/15/27 (a)(b)		1,000	1,004,949
Series 2013-7R2A, Class CR, 4.99%, 10/15/27 (a)(b)		1,000	1,006,325
ALM VIII Ltd., Series 2013-8A, Class CR, 4.97%, 10/15/28 (a)(b)		2,750	2,765,780
ALM X Ltd., Series 2013-10A, Class B, 3.62%, 1/15/25 (a)(b)		500	502,202
ALM XII Ltd.:
Series 2015-12A, Class C1, 4.77%, 4/16/27 (a)(b)		3,500	3,506,236
Series 2015-12A, Class D, 6.52%, 4/16/27 (a)(b)		1,000	996,225
ALM XIV Ltd., Series 2014-14A, Class C, 4.49%, 7/28/26 (a)(b)		2,650	2,652,859
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class C1, 4.52%, 7/15/27 (a)(b)		6,000	6,017,069
Series 2015-16A, Class D, 6.37%, 7/15/27 (a)(b)		3,750	3,669,537
ALM XVIII Ltd., Series 2016-18A, Class D, 8.62%, 7/15/27 (a)(b)		1,000	1,013,090
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 5.31%, 12/09/26 (a)(b)		2,500	2,516,922
AMMC CLO 16 Ltd.:
Series 2015-16A, Class C, 4.12%, 4/14/27 (a)(b)		3,750	3,770,219
Series 2015-16A, Class CR, 0.00%, 4/14/29 (a)(b)		3,750	3,750,000
Series 2015-16A, Class DR, 0.00%, 4/14/29 (a)(b)		2,500	2,500,000
AMMC CLO 18 Ltd., Series 2016-18A, Class D, 6.05%, 5/26/28 (a)(b)		1,000	1,016,793
AMMC CLO 19 Ltd.:
Series 2016-19A, Class C, 3.68%, 10/15/28 (a)(b)		838	846,629
Series 2016-19A, Class D, 4.63%, 10/15/28 (a)(b)		1,000	998,618
AMMC CLO IX Ltd.:
Series 2011-9A, Class DR, 6.67%, 1/15/22 (a)(b)		2,000	2,002,136
Series 2011-9A, Class ER, 8.67%, 1/15/22 (a)(b)		3,500	3,507,079
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class C, 3.87%, 4/15/27 (a)(b)		2,300	2,310,115
Series 2015-6A, Class D, 4.42%, 4/15/27 (a)(b)		3,250	3,222,719

Asset-Backed Securities		Par (000)	Value
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class C, 4.07%, 10/15/27 (a)(b)	USD	3,625	$3,645,220
Series 2015-7A, Class D, 4.67%, 10/15/27 (a)(b)		3,000	2,998,028
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class D, 5.24%, 7/28/28 (a)(b)		1,500	1,512,028
Anchorage Capital CLO 9 Ltd.:
Series 2016-9A, Class D, 4.95%, 1/15/29 (a)(b)		1,000	1,002,400
Series 2016-9A, Class E, 8.20%, 1/15/29 (a)(b)		1,000	1,005,500
Anchorage Capital CLO Ltd.:
Series 2012-1A, Class DR, 8.27%, 1/13/27 (a)(b)		1,000	1,009,097
Series 2014-3A, Class C, 4.54%, 4/28/26 (a)(b)		1,000	999,755
Apidos CLO, Series 2015-20A, Class BR, 3.62%, 12/16/27 (a)(b)		1,000	1,001,000
Apidos CLO IX, Series 2012-9AR, Class ER, 7.12%, 7/15/23 (a)(b)		1,500	1,502,785
Apidos CLO XII, Series 2013-12A, Class D, 4.07%, 4/15/25 (a)(b)		1,000	985,446
Apidos CLO XIX:
Series 2014-19A, Class CR, 3.23%, 10/17/26 (a)(b)		1,000	1,006,050
Series 2014-19A, Class DR, 4.38%, 10/17/26 (a)(b)		1,000	1,000,963
Apidos CLO XVI, Series 2013-16A, Class C, 4.27%, 1/19/25 (a)(b)		3,500	3,518,922
Apidos CLO XVIII, Series 2014-18A, Class C, 4.69%, 7/22/26 (a)(b)		1,850	1,849,900
Apidos CLO XXI, Series 2015-21A, Class C, 4.57%, 7/18/27 (a)(b)		1,000	1,003,654
Apidos CLO XXII, Series 2015-22A, Class D, 7.03%, 10/20/27 (a)(b)		1,000	987,300
Apidos CLO XXIII, Series 2015-23A, Class D2, 6.97%, 1/14/27 (a)(b)		2,000	2,022,900
Arbour CLO IV DAC, Series 4X, Class E, 5.60%, 1/15/30 (a)	EUR	917	961,174
Ares CLO Ltd.:
Series 2012-2A, Class CR, 3.72%, 10/12/23 (a)(b)	USD	1,750	1,753,491
Series 2012-2A, Class DR, 4.72%, 10/12/23 (a)(b)		1,500	1,508,832
Series 2015-4A, Class C, 5.27%, 10/15/26 (a)(b)		2,850	2,862,790
Series 2015-4A, Class D2, 8.04%, 10/15/26 (a)(b)		1,000	1,005,288
Ares XLI CLO Ltd., Series 2016-41A, Class D, 5.09%, 1/15/29 (a)(b)		450	456,327
Ares XXV CLO Ltd., Series 2012-3A, Class CR, 3.52%, 1/17/24 (a)(b)		4,000	4,012,176
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, 0.00%, 10/17/24 (a)(b)		1,650	1,650,000
Ares XXXII CLO Ltd.:
Series 2014-32A, Class BR, 3.29%, 11/15/25 (a)(b)		2,000	2,000,000
Series 2014-32A, Class CR, 4.49%, 11/15/25 (a)(b)		1,000	1,000,000
Ares XXXIII CLO Ltd.:
Series 2015-1A, Class B2R, 3.94%, 12/05/25 (a)(b)		1,000	1,002,500
Series 2015-1A, Class CR, 5.30%, 12/05/25 (a)(b)		4,750	4,804,070
Series 2015-1A, Class D, 7.33%, 12/05/25 (a)(b)		1,000	1,003,286
Ares XXXIX CLO Ltd., Series 2016-39A, Class E, 8.27%, 7/18/28 (a)(b)		2,500	2,542,589

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Ares XXXVII CLO Ltd., Series 2015-4A, Class D1,
7.82%, 10/15/26 (a)(b)	USD	3,000	$3,012,749
Arrowpoint CLO Ltd., Series 2013-1A, Class CR,
5.51%, 11/15/28 (a)(b)		800	800,000
Atlas Senior Loan Fund II Ltd., Series 2012-2A,
Class DR, 4.94%, 1/30/24 (a)(b)		2,000	2,009,487
Atlas Senior Loan Fund IV Ltd., Series 2013-2A,
Class A3L, 3.74%, 2/17/26 (a)(b)		1,900	1,905,676
Atlas Senior Loan Fund V Ltd., Series 2014-1A,
Class D, 4.47%, 7/16/26 (a)(b)		1,750	1,745,580
Atlas Senior Loan Fund VI Ltd., Series 2014-6A,
Class DR, 4.63%, 10/15/26 (b)		750	751,136
Atlas Senior Loan Fund VII Ltd., Series 2016-7A,
Class D, 4.95%, 11/30/28 (a)(b)		1,250	1,250,000
Atrium IX, Series 9A, Class D, 4.55%, 2/28/24 (a)(b)		1,000	1,000,073
Atrium VIII:
Series 8A, Class DR, 5.04%, 10/23/24 (a)(b)		1,450	1,457,292
Series 8A, Class ER, 8.29%, 10/23/24 (a)(b)		4,250	4,287,899
Series 8A, Class SUB, 0.00%, 10/23/24 (a)(b)		11,500	8,096,481
Atrium X, Series 10A, Class D, 4.52%, 7/16/25 (a)(b)		2,000	2,004,143
Atrium XII:
Series 12A, Class C, 4.09%, 10/22/26 (a)(b)		1,250	1,255,720
Series 12A, Class D, 4.94%, 10/22/26 (a)(b)		4,500	4,508,445
Aurium CLO III DAC, Series 3X, Class E, 0.00%, 4/15/30 (a)	EUR	250	253,366
Avery Point IV CLO Ltd., Series 2014-1A, Class CR, 0.00%, 4/25/26 (a)(b)	USD	1,000	1,000,000
Avoca CLO XVII DAC, Series 17X, Class E, 5.95%, 1/15/30 (a)	EUR	1,279	1,360,168
Babson CLO Ltd., Series 2016-1A, Class E, 7.59%, 4/23/27 (a)(b)	USD	1,100	1,113,748
Ballyrock CLO Ltd., Series 2016-1A, Class C,
3.52%, 10/15/28 (a)(b)		2,750	2,782,683
Battalion CLO VIII Ltd., Series 2015-8A, Class C,
4.92%, 4/18/27 (a)(b)		1,250	1,250,619
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class C, 4.72%, 4/18/27 (a)(b)		3,250	3,246,980
Series 2015-VIA, Class D, 6.57%, 4/18/27 (a)(b)		3,500	3,423,459
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class C, 4.93%, 1/20/28 (a)(b)		3,500	3,512,368
Betony CLO Ltd.:
Series 2015-1A, Class CR, 3.87%, 4/15/27 (a)(b)		1,000	1,004,215
Series 2015-1A, Class D, 4.62%, 4/15/27 (a)(b)		3,000	2,992,501
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, 4.47%, 7/15/26 (a)(b)		1,000	1,000,031
BlueMountain CLO Ltd.:
Series 2012-1A, Class D, 5.38%, 7/20/23 (a)(b)		3,850	3,868,407
Series 2012-2A, Class CR, 3.65%, 11/20/28 (a)(b)		1,500	1,506,210
Series 2012-2A, Class DR, 5.20%, 11/20/28 (a)(b)		1,000	1,006,492
Series 2012-2A, Class ER, 8.15%, 11/20/28 (a)(b)		1,000	1,009,942
Series 2013-4A, Class D, 4.72%, 4/15/25 (a)(b)		1,000	1,000,022

Asset-Backed Securities		Par (000)	Value
Series 2013-4A, Class DR, 0.00%, 4/15/25 (a)(b)	USD	1,000	$1,000,000
Series 2015-1A, Class C, 4.77%, 4/13/27 (a)(b)		1,250	1,256,985
Series 2015-2A, Class E, 6.37%, 7/18/27 (a)(b)		1,500	1,454,144
Series 2015-4A, Class D2, 5.08%, 1/20/27 (a)(b)		1,500	1,513,493
Series 2015-4A, Class E, 7.53%, 1/20/27 (a)(b)		1,250	1,265,899
Series 2016-3A, Class E, 7.81%, 11/15/17 (a)(b)		1,000	1,013,033
BlueMountain EUR CLO DAC, Series 2016-1X, Class E, 6.60%, 4/25/30 (a)	EUR	1,650	1,729,086
Bristol Park CLO Ltd., Series 2016-1A, Class E, 8.13%, 4/15/29 (a)(b)	USD	1,000	1,002,500
Burnham Park CLO Ltd.:
Series 2016-1A, Class D, 4.71%, 10/20/29 (a)(b)		1,250	1,264,162
Series 2016-1A, Class E, 7.71%, 10/20/29 (a)(b)		1,000	1,001,570
Cadogan Square CLO VII BV, Series 7X, Class E, 6.00%, 5/25/29 (a)	EUR	2,800	2,963,374
Canyon Capital CLO Ltd.:
Series 2016-1A, Class E, 8.52%, 4/15/28 (a)(b)	USD	1,000	1,006,955
Series 2016-2A, Class E, 7.54%, 10/15/28 (a)(b)		1,000	1,009,938
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2A, Class C1R, 3.93%, 7/20/23 (a)(b)		500	500,801
Series 2012-2AR, Class ER, 7.13%, 7/20/23 (a)(b)		260	260,429
Series 2012-3A, Class A1R, 2.47%, 10/14/28 (a)(b)		6,500	6,501,911
Series 2012-3A, Class BR, 3.52%, 10/14/28 (a)(b)		3,000	3,012,461
Series 2012-4A, Class C1R, 3.63%, 1/20/29 (a)(b)		3,650	3,759,500
Series 2012-4A, Class DR, 5.13%, 10/14/28 (a)(b)		1,000	1,011,780
Series 2013-1A, Class C, 5.04%, 2/14/25 (a)(b)		2,000	2,009,784
Series 2013-2A, Class D, 4.77%, 4/18/25 (a)(b)		2,250	2,264,642
Series 2013-3A, Class B, 3.67%, 7/15/25 (a)(b)		750	752,350
Series 2013-3A, Class C, 4.42%, 7/15/25 (a)(b)		1,000	1,002,550
Series 2014-1A, Class CR, 3.77%, 4/17/25 (a)(b)		1,500	1,506,538
Series 2014-3A, Class C1R, 4.31%, 7/27/26 (a)(b)		1,000	999,298
Series 2015-1A, Class C, 4.18%, 4/20/27 (a)(b)		1,250	1,254,599
Series 2015-1A, Class D, 4.78%, 4/20/27 (a)(b)		3,500	3,506,309
Series 2015-1A, Class E1, 6.33%, 4/20/27 (a)(b)		2,750	2,739,425
Series 2015-2A, Class C, 4.79%, 4/27/27 (a)(b)		1,250	1,252,233
Series 2015-2A, Class D, 6.34%, 4/27/27 (a)(b)		1,500	1,482,219
Series 2015-3A, Class D, 6.74%, 7/28/28 (a)(b)		825	822,849
Series 2015-4A, Class D, 7.13%, 10/20/27 (a)(b)		1,200	1,206,171

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	39

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2015-4A, Class SBB1, 9.53%, 10/20/27 (a)(b)	USD	3,539	$3,633,491
Series 2016-1A, Class C, 5.93%, 4/20/27 (a)(b)		2,000	2,029,396
Series 2016-1A, Class D, 8.63%, 4/20/27 (a)(b)		2,000	2,025,765
Series 2016-3A, Class C, 4.79%, 10/20/29 (a)(b)		1,000	1,010,113
Carlyle Global Market Strategies Euro CLO:
Series 2015-2X, Class D, 5.50%, 9/21/29 (a)	EUR	700	735,319
Series 2015-3X, Class D, 5.55%, 1/15/29 (a)		1,600	1,682,961
Cedar Funding III CLO Ltd., Series 2014-3A, Class D, 4.60%, 5/20/26 (a)(b)	USD	3,695	3,663,956
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1, 2.63%, 7/17/28 (a)(b)		3,000	3,019,925
Cent CLO 24 Ltd., Series 2015-24A, Class D2, 7.80%, 10/15/26 (a)(b)		1,000	992,098
CFIP CLO Ltd., Series 2013-1A, Class D, 4.78%, 4/20/24 (a)(b)		2,000	2,008,624
CIFC Funding Ltd.:
Series 2012-3A, Class A3R, 3.74%, 1/29/25 (a)(b)		2,250	2,255,524
Series 2012-3A, Class B1R, 5.04%, 1/29/25 (a)(b)		2,000	2,009,206
Series 2013-2A, Class B1L, 4.62%, 4/21/25 (a)(b)		1,000	1,001,593
Series 2014-2A, Class A3LR, 3.28%, 5/24/26 (a)(b)		2,545	2,545,000
Series 2014-3A, Class C1, 3.84%, 7/22/26 (a)(b)		3,000	3,013,049
Series 2014-5A, Class A1R, 2.42%, 1/17/27 (a)(b)		4,750	4,765,858
Series 2014-5A, Class CR, 3.72%, 1/17/27 (a)(b)		1,000	1,004,707
Series 2014-5A, Class E2, 7.27%, 1/17/27 (a)(b)		1,000	1,004,072
Series 2015-1A, Class D, 5.04%, 1/22/27 (a)(b)		2,300	2,316,239
Series 2015-2A, Class D, 4.67%, 4/15/27 (a)(b)		1,750	1,753,349
Series 2015-3A, Class E, 7.07%, 10/19/27 (a)(b)		3,000	3,004,789
Series 2015-4A, Class C1, 4.83%, 10/20/27 (a)(b)		1,750	1,763,551
Series 2017-1A, Class D, 4.38%, 4/23/29 (a)(b)		1,500	1,482,792
Cole Park CLO Ltd., Series 2015-1A, Class E, 7.13%, 10/20/28 (a)(b)		1,000	1,003,955
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class E, 5.70%, 4/23/30 (a)	EUR	1,600	1,672,747
Dryden 25 Senior Loan Fund, Series 2012-25A, Class CR, 3.52%, 1/15/25 (a)(b)	USD	1,250	1,253,411
Dryden 34 Senior Loan Fund:
Series 2014-34A, Class C, 3.82%, 10/15/26 (a)(b)		1,600	1,599,914
Series 2014-34A, Class D, 4.62%, 10/15/26 (a)(b)		1,150	1,149,911
Dryden 36 Senior Loan Fund:
Series 2014-36A, Class CR, 3.94%, 1/15/28 (a)(b)		1,000	1,000,500
Series 2014-36A, Class DR, 4.64%, 1/15/28 (a)(b)		1,000	1,000,000
Dryden 43 Senior Loan Fund, Series 2016-43A, Class E, 8.28%, 7/20/29 (a)(b)		1,000	1,010,000
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class DR, 0.00%, 4/18/26 (a)(b)		1,500	1,500,000
Euro-Galaxy IV CLO BV, Series 2015-4X, Class E, 4.50%, 7/30/28 (a)	EUR	1,500	1,512,145

Asset-Backed Securities		Par (000)	Value
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, 6.30%, 11/10/30 (a)	EUR	700	$751,401
Flatiron CLO Ltd.:
Series 2011-1A, Class D, 4.62%, 1/15/23 (a)(b)	USD	1,000	1,002,083
Series 12-1AR, Class CR, 4.94%, 10/25/21 (a)(b)		1,650	1,650,049
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class CR, 4.48%, 4/20/23 (a)(b)		3,800	3,807,916
Series 2012-7A, Class DR, 6.28%, 4/20/23 (a)(b)		1,000	1,004,735
Series 2012-7A, Class ER, 5.78%, 4/20/23 (a)(b)		2,570	2,470,354
Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (a)(b)		3,580	1,231,017
Galaxy XIV CLO Ltd., Series 2012-14A, Class DR, 5.34%, 11/15/26 (a)(b)		2,150	2,158,282
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 4.34%, 4/25/25 (a)(b)		1,500	1,501,008
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class DR, 4.53%, 4/19/26 (b)		1,000	1,000,000
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class D, 4.72%, 4/18/27 (a)(b)		3,750	3,746,415
Greywolf CLO V Ltd., Series 2015-1A, Class C, 4.84%, 4/25/27 (a)(b)		2,000	1,994,163
Grippen Park CLO Ltd., Series 2017-1A, Class D, 4.55%, 1/20/30 (a)(b)		1,500	1,483,425
Harvest CLO XVI DAC, Series 16X, Class E, 6.40%, 10/15/29 (a)	EUR	1,125	1,195,365
Highbridge Loan Management Ltd.:
Series 2015-6A, Class D, 4.68%, 5/05/27 (a)(b)	USD	2,500	2,495,777
Series 2015-6A, Class E1, 6.48%, 5/05/27 (a)(b)		2,000	1,936,168
Series 2015-7A, Class E, 6.79%, 11/15/26 (a)(b)		1,000	997,611
Series 2016-8A, Class D, 5.88%, 4/20/27 (a)(b)		1,500	1,527,419
Series 2016-8A, Class E, 8.93%, 4/20/27 (a)(b)		1,000	1,007,770
HPS Loan Management Ltd., Series 9A-2016, Class D2, 7.47%, 7/19/27 (a)(b)		1,000	998,643
Jamestown CLO IV Ltd., Series 2014-4A, Class SUB, 0.00%, 7/15/26 (a)(b)		2,000	892,644
LCM XV LP, Series 15A, Class C, 4.15%, 8/25/24 (a)(b)		1,000	1,003,864
LCM XVIII LP:
Series 18A, Class D, 4.83%, 4/20/27 (a)(b)		3,250	3,256,310
Series 18A, Class INC, 11.42%, 4/20/27 (a)(b)		2,565	1,764,977
Madison Park Funding Ltd., Series 2012-9A, Class DR, 4.89%, 8/15/22 (a)(b)		6,000	6,031,527
Madison Park Funding X Ltd.:
Series 2012-10A, Class DR, 5.23%, 1/20/29 (a)(b)		5,000	5,030,535
Series 2012-10A, Class ER, 8.65%, 1/20/29 (a)(b)		2,000	2,040,400
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 4.63%, 7/20/26 (a)(b)		4,221	4,221,138
Madison Park Funding XIX Ltd., Series 2015-19A, Class D, 7.49%, 1/22/28 (a)(b)		1,000	1,014,977
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, 4.29%, 1/27/26 (a)(b)		1,000	1,006,577

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, 4.73%, 4/20/26 (a)(b)	USD	1,500	$1,502,905
Mill Creek CLO Ltd., Series 2016-1A, Class E, 8.78%, 4/20/28 (a)(b)		1,000	1,006,188
MP CLO VI Ltd.:
Series 2014-2A, Class CR, 3.22%, 1/15/27 (a)(b)		1,000	1,003,735
Series 2014-2A, Class DR, 4.46%, 1/15/27 (a)(b)		3,000	3,001,367
MP CLO VII Ltd., Series 2015-1A, Class D, 4.67%, 4/18/27 (a)(b)		2,750	2,745,172
Neuberger Berman CLO XIII Ltd.:
Series 2012-13A, Class C, 3.89%, 1/23/24 (a)(b)		2,000	2,003,680
Series 2012-13A, Class D, 5.54%, 1/23/24 (a)(b)		1,000	1,002,496
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 4.58%, 8/04/25 (a)(b)		1,500	1,500,220
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class BR, 3.59%, 11/14/27 (a)(b)		1,500	1,505,763
Series 2014-18A, Class CR, 5.29%, 11/14/27 (a)(b)		3,250	3,276,635
Series 2014-18A, Class DR, 8.79%, 11/14/27 (a)(b)		1,000	1,004,560
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class D, 4.97%, 1/15/28 (a)(b)		1,000	1,004,048
Series 2015-20A, Class E, 7.47%, 1/15/28 (a)(b)		3,875	3,847,283
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class E, 7.88%, 4/20/27 (a)(b)		1,000	996,052
Neuberger Berman CLO XXII Ltd.:
Series 2016-22A, Class D, 5.21%, 10/17/27 (a)(b)		3,750	3,744,798
Series 2016-22A, Class E, 7.69%, 10/17/27 (a)(b)		2,000	2,023,712
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class E, 7.46%, 10/17/27 (a)(b)		1,250	1,250,658
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, 5.24%, 1/23/27 (a)(b)		1,950	1,950,975
OCP CLO Ltd.:
Series 2012-2A, Class DR, 5.52%, 11/22/25 (a)(b)		1,000	1,006,286
Series 2013-3A, Class B, 3.77%, 1/17/25 (a)(b)		2,500	2,508,718
Series 2014-7A, Class A1A, 2.63%, 10/20/26 (a)(b)		1,000	1,002,981
Octagon Investment Partners 26 Ltd.:
Series 2016-1A, Class D, 5.97%, 4/15/27 (a)(b)		1,000	1,015,096
Series 2016-1A, Class E, 8.87%, 4/15/27 (a)(b)		2,500	2,530,442
Octagon Investment Partners 27 Ltd., Series 2016-1A, Class E, 8.12%, 7/15/27 (a)(b)		1,500	1,522,527
Octagon Investment Partners XII Ltd.:
Series 2012-1AR, Class ER, 6.53%, 5/05/23 (a)(b)		1,150	1,150,967
Series 2012-1X, Class DR, 4.58%, 5/05/23 (a)		1,000	1,004,380
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, 2.72%, 10/25/25 (a)(b)		3,500	3,501,750

Asset-Backed Securities		Par (000)	Value
Octagon Investment Partners XXII Ltd.:
Series 2014-1A, Class C1, 4.29%, 11/25/25 (a)(b)	USD	1,750	$1,757,173
Series 2014-1A, Class D1, 4.94%, 11/25/25 (a)(b)		1,750	1,756,186
OHA Credit Partners XI Ltd., Series 2015-11A, Class E, 7.73%, 10/20/28 (a)(b)		2,250	2,247,228
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 7/18/25 (b)		1,500	1,497,478
OZLM Funding Ltd., Series 2012-1A, Class DR, 7.74%, 7/22/27 (a)(b)		3,500	3,510,947
OZLM IX Ltd., Series 2014-9A, Class CR, 4.38%, 1/20/27 (a)(b)		2,000	2,002,114
OZLM XI Ltd.:
Series 2015-11A, Class B, 4.04%, 1/30/27 (a)(b)		3,000	3,012,542
Series 2015-11A, Class C1, 5.09%, 1/30/27 (a)(b)		5,750	5,760,825
OZLM XII Ltd., Series 2015-12A, Class B, 3.94%, 4/30/27 (a)(b)		1,500	1,507,382
OZLM XIII Ltd., Series 2015-13A, Class C, 5.54%, 7/30/27 (a)(b)		1,500	1,521,165
OZLM XIV Ltd., Series 2015-14A, Class C, 5.37%, 1/15/29 (a)(b)		3,000	3,022,064
OZLME BV, Series 1X, Class E, 6.45%, 1/18/30 (a)	EUR	990	1,058,776
Palmer Square CLO Ltd., Series 2014-1A, Class CR, 5.02%, 1/17/27 (a)(b)	USD	1,825	1,837,513
Pinnacle Park CLO Ltd., Series 2014-1A, Class CR, 3.60%, 4/15/26 (a)(b)		1,000	1,004,596
Race Point IX CLO Ltd., Series 2015-9A, Class A1, 2.53%, 4/15/27 (a)(b)		1,000	1,001,710
Race Point VII CLO Ltd., Series 2012-7A, Class CR, 3.69%, 11/08/24 (a)(b)		4,000	4,009,207
Regatta IV Funding Ltd., Series 2014-1A, Class C, 3.99%, 7/25/26 (a)(b)		2,000	2,005,370
Seneca Park CLO Ltd., Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)(b)		2,500	1,401,461
Shackleton II CLO Ltd., Series 2012-2A, Class CR, 3.68%, 10/20/23 (a)(b)		2,250	2,254,691
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.92%, 7/15/25 (a)(b)		3,250	3,250,372
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 4.54%, 1/21/26 (a)(b)		4,750	4,760,522
Sound Point CLO IX Ltd., Series 2015-2A, Class D, 4.58%, 7/20/27 (a)(b)		2,000	2,002,776
Sound Point CLO XII Ltd.:
Series 2016-2A, Class D, 5.28%, 10/20/28 (a)(b)		1,000	1,013,240
Series 2016-2A, Class E, 7.43%, 10/20/28 (a)(b)		1,000	998,674
Sound Point CLO XV Ltd., Series 2017-1A, Class E, 6.84%, 1/23/29 (a)(b)		1,000	950,000
Stewart Park CLO Ltd., Series 2015-1A, Class E, 6.47%, 4/15/26 (a)(b)		5,000	4,888,701
Symphony CLO XI Ltd., Series 2013-11A, Class B1, 3.22%, 1/17/25 (a)(b)		1,000	1,011,961
Symphony CLO XVI Ltd., Series 2015-16A, Class E, 6.47%, 7/15/28 (a)(b)		1,000	971,480
Symphony CLO XVII Ltd., Series 2016-17A, Class D, 5.82%, 4/15/28 (a)(b)		750	761,986
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, 4.95%, 1/23/28 (a)(b)		1,000	1,003,086
TICP CLO I Ltd.:
Series 2015-1A, Class C, 4.03%, 7/20/27 (a)(b)		1,500	1,504,575

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	41

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2015-1A, Class D, 4.58%, 7/20/27 (a)(b)	USD	1,500	$1,481,675
Treman Park CLO Ltd., Series 2015-1A, Class D, 4.89%, 4/20/27 (a)(b)		1,800	1,803,272
Venture XI CLO Ltd., Series 2012-11AR, Class DR, 4.99%, 11/14/22 (a)(b)		2,150	2,156,190
Venture XIII CLO Ltd., Series 2013-13A, Class D, 4.50%, 6/10/25 (a)(b)		2,000	2,007,135
Venture XVII CLO Ltd., Series 2014-17A, Class B1, 3.12%, 7/15/26 (a)(b)		1,000	1,002,255
Venture XX CLO Ltd., Series 2015-20A, Class C, 4.17%, 4/15/27 (a)(b)		2,250	2,262,653
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.62%, 7/15/27 (a)(b)		2,780	2,784,947
Venture XXVI CLO Ltd., Series 2017-26A, Class D, 5.29%, 1/20/29 (a)(b)		3,300	3,308,250
Vibrant CLO II Ltd., Series 2013-2A, Class C, 4.64%, 7/24/24 (a)(b)		1,000	996,458
Vibrant CLO III Ltd., Series 2015-3A, Class BR, 3.98%, 4/20/26 (a)(b)		1,000	1,003,341
Voya CLO Ltd.:
Series 2012-2RA, Class DR, 4.97%, 10/15/22 (a)(b)		2,250	2,262,463
Series 2012-2RA, Class ER, 7.02%, 10/15/22 (a)(b)		3,125	3,128,393
Series 2013-2A, Class C, 4.54%, 4/25/25 (a)(b)		1,000	1,002,103
Series 2014-4A, Class C, 5.02%, 10/14/26 (a)(b)		3,000	3,010,651
Series 2016-3A, Class C, 4.67%, 10/18/27 (a)(b)		2,000	2,022,245
Series 2016-3A, Class D, 7.67%, 10/18/27 (a)(b)		1,000	1,016,097
Series 2016-4A, Class E2, 7.81%, 7/20/29 (a)(b)		1,000	993,300
Westcott Park CLO Ltd.:
Series 2016-1A, Class D, 5.38%, 7/20/28 (a)(b)		1,250	1,267,651
Series 2016-1A, Class E, 8.23%, 7/20/28 (a)(b)		1,000	1,012,910
York CLO 1 Ltd., Series 2014-1A, Class D, 5.14%, 1/22/27 (a)(b)		2,500	2,499,705
York CLO 2 Ltd., Series 2015-1A, Class E, 7.29%, 10/22/27 (a)(b)		2,000	1,994,157
Ziggurat CLO I Ltd., Series 2014-1A, Class C, 4.12%, 10/17/26 (a)(b)		3,000	3,011,477
Total Asset-Backed Securities — 2.9%			540,150,723

Common Stocks		Shares
Auto Components — 0.1%
Lear Corp.		1,538	217,750
UCI International, Inc. (c)		1,260,653	14,283,198

			14,500,948
Banks — 0.3%
Bank of America Corp.		471,292	11,117,778
Citigroup, Inc.		244,364	14,617,854
JPMorgan Chase & Co.		162,551	14,278,480
Wells Fargo & Co.		253,262	14,096,563

			54,110,675
Capital Markets — 0.1%
Freedom Pay, Inc. (c)		314,534	3
Goldman Sachs Group, Inc.		58,973	13,547,278
Morgan Stanley		318,019	13,623,934

			27,171,215

Common Stocks		Shares	Value
Chemicals — 0.0%
Advanced Emissions Solutions, Inc. (c)		310,220	$2,959,499
Containers & Packaging — 0.0%
Ardagh Group SA (c)		66,156	1,452,786
Diversified Financial Services — 0.1%
Adelphia Recovery Trust, Series ACC-1 INT		1,108,793	111
Adelphia Recovery Trust, Series Arahova INT		242,876	24
Adelphia Recovery Trust, Series Frontiervision INT		131,748	527
Concrete Investment I SCA (c)		165,000	18,394,354
Concrete Investment I SCA — Stapled (c)(d)		165,000	2
Concrete Investment II SCA — Stapled (c)(d)		34,464	—

			18,395,018
Equity Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $98,247) (c)(e)		98,247	98,247
Hotels, Restaurants & Leisure — 0.3%
Amaya, Inc. (c)		2,258,029	38,322,904
Amaya, Inc. (c)		781,880	13,269,941

			51,592,845
Metals & Mining — 0.1%
Teck Resources Ltd., Class B		451,420	9,886,098
Oil, Gas & Consumable Fuels — 0.1%
Laricina Energy Ltd. (c)(f)		376,471	3
Osum Oil Sands Corp. (c)(f)		1,600,000	3,320,675
Peninsula Energy Ltd. (c)(g)		13,944,024	5,326,617

			8,647,295
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (c)		1,381	8,424
Software — 0.0%
kCAD Holdings I Ltd. (c)		4,067,849,248	8,135,699
Transportation Infrastructure — 0.1%
Gener8 Maritime, Inc. (c)		4,104,897	23,274,766
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. (c)		609,245	39,351,135
Total Common Stocks — 1.4%			259,584,650

Corporate Bonds		Par (000)
Aerospace & Defense — 2.1%
Arconic, Inc.:
6.15%, 8/15/20 (h)	USD	11,850	12,812,813
5.13%, 10/01/24 (h)		44,754	46,230,882
5.90%, 2/01/27 (h)		8,588	9,193,883
6.75%, 1/15/28 (h)		2,652	2,908,913
5.95%, 2/01/37 (h)		6,335	6,319,163
Bombardier, Inc.:
8.75%, 12/01/21 (b)		64,336	70,447,920
6.00%, 10/15/22 (b)		17,054	16,810,981
6.13%, 1/15/23 (b)		7,798	7,642,040
7.50%, 3/15/25 (b)		32,657	33,473,425
Engility Corp., 8.88%, 9/01/24 (b)		15,759	16,684,841
KLX, Inc., 5.88%, 12/01/22 (b)		30,185	31,128,281
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		5,340	5,340,000
Meccanica Holdings USA, Inc., 6.25%, 1/15/40 (b)		1,600	1,688,000

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Aerospace & Defense (continued)
TransDigm, Inc.:
6.00%, 7/15/22	USD	70,725	$71,651,497
6.50%, 7/15/24		46,822	47,465,803
6.50%, 5/15/25		13,085	13,199,494
6.50%, 5/15/25 (b)		7,284	7,347,735
6.38%, 6/15/26		3,782	3,784,231

			404,129,902
Air Freight & Logistics — 0.2%
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	2,960	3,292,794
XPO Logistics, Inc.:
5.75%, 6/15/21		2,941	3,279,878
6.50%, 6/15/22 (b)	USD	19,142	20,099,100
6.13%, 9/01/23 (b)		15,468	16,086,720

			42,758,492
Airlines — 0.2%
Air Medical Group Holdings, Inc., 6.38%, 5/15/23 (b)		11,775	11,392,313
National Air Cargo Group, Inc.:
11.88%, 5/15/18		1,287	1,231,218
11.88%, 5/15/18		1,222	1,171,464
Norwegian Air Shuttle ASA Pass-Through Trust, Series 2016-1, Class B, 7.50%, 11/10/23 (b)		13,205	14,106,241
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (b)		14,457	14,782,699

			42,683,935
Auto Components — 0.7%
Adient Global Holdings Ltd., 3.50%, 8/15/24	EUR	2,175	2,335,263
Faurecia, 3.63%, 6/15/23		3,357	3,733,999
Federal-Mogul Holdings LLC:
4.88%, 4/15/22		2,798	2,964,767
4.55%, 4/15/24 (a)		3,166	3,361,523
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19	USD	39,433	39,827,330
6.00%, 8/01/20		8,122	8,406,270
6.25%, 2/01/22 (b)		7,811	7,928,165
6.75%, 2/01/24 (b)		23,934	24,681,937
IHO Verwaltungs GmbH:
2.75% (2.75% Cash or 3.50% PIK), 9/15/21 (i)	EUR	5,000	5,466,940
4.13% (4.13% Cash or 4.88% PIK), 9/15/21 (b)(i)	USD	12,074	12,134,370
3.25% (3.25% Cash or 4.00% PIK), 9/15/23 (i)	EUR	4,425	4,833,663
4.50% (4.50% Cash or 5.25% PIK), 9/15/23 (b)(i)	USD	9,178	9,074,747
3.75% (3.75% Cash or 4.50% PIK), 9/15/26 (i)	EUR	1,825	1,977,093
Samvardhana Motherson Automotive Systems Group BV, 4.13%, 7/15/21		1,215	1,325,330
Schaeffler Finance BV, 3.25%, 5/15/25		1,100	1,254,337

			129,305,734
Automobiles — 0.0%
Aston Martin Capital Holdings Ltd.:
5.75%, 4/15/22	GBP	1,627	2,043,560
6.50%, 4/15/22 (b)	USD	675	677,109
Fiat Chrysler Finance Europe:
4.75%, 3/22/21	EUR	800	942,023
4.75%, 7/15/22		2,294	2,699,680

			6,362,372

Corporate Bonds		Par (000)	Value
Banks — 0.9%
Allied Irish Banks PLC, 4.13%, 11/26/25 (a)	EUR	8,593	$9,605,225
Banca Popolare di Milano Scarl, 4.25%, 1/30/19		1,500	1,672,624
Banca Popolare di Vicenza, 0.50%, 2/03/20		2,300	2,429,960
Banco BPM SpA, 2.75%, 7/27/20		5,600	6,086,112
Banco Espirito Santo SA:
2.63%, 5/08/17 (a)(c)(j)		10,400	3,217,479
4.75%, 1/15/18 (a)(c)(j)		12,300	3,805,287
4.00%, 1/21/19 (a)(c)(j)		12,000	3,712,475
Bank of Ireland, 4.25%, 6/11/24 (a)		6,564	7,328,112
Bankia SA:
4.00%, 5/22/24 (a)		14,100	15,536,985
3.38%, 3/15/27 (a)		1,900	2,043,766
CaixaBank SA, 3.50%, 2/15/27 (a)		2,500	2,741,212
CIT Group, Inc.:
5.25%, 3/15/18	USD	18,230	18,719,931
5.50%, 2/15/19 (b)		11,282	11,860,203
5.38%, 5/15/20		3,645	3,884,221
5.00%, 8/01/23		22,287	23,234,197
6.00%, 4/01/36		21,122	20,065,900
Ibercaja Banco SA, 5.00%, 7/28/25 (a)	EUR	2,300	2,453,157
Intesa Sanpaolo SpA:
5.00%, 9/23/19		1,000	1,159,129
5.15%, 7/16/20		2,000	2,362,393
6.63%, 9/13/23		1,735	2,187,914
2.86%, 4/23/25		658	691,933
3.93%, 9/15/26		2,469	2,710,795
Liberbank SA, 6.88%, 3/14/27 (a)		1,900	2,073,124
UniCredit SpA:
6.95%, 10/31/22		4,550	5,702,076
5.75%, 10/28/25 (a)		8,970	10,306,151
4.38%, 1/03/27 (a)		4,400	4,839,446
Unione di Banche Italiane SpA, 4.45%, 9/15/27 (a)		1,750	1,872,002

			172,301,809
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22	USD	11,695	12,139,410
Building Products — 0.7%
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		38,913	40,761,367
Masonite International Corp., 5.63%, 3/15/23 (b)		17,237	17,590,177
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	4,220	4,686,128
Ply Gem Industries, Inc., 6.50%, 2/01/22	USD	38,189	39,976,245
Standard Industries, Inc.:
5.13%, 2/15/21 (b)		3,092	3,215,680
5.50%, 2/15/23 (b)		16,013	16,373,293
5.38%, 11/15/24 (b)		112	113,469
6.00%, 10/15/25 (b)		7,892	8,148,490
USG Corp.:
8.25%, 1/15/18 (a)		1,634	1,711,615
5.50%, 3/01/25 (b)		4,081	4,244,240

			136,820,704
Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/12 (a)(c)(j)	EUR	4,550	394,384
4.75%, 1/16/14 (a)(c)(j)		14,545	1,260,728
0.00%, 2/05/14 (a)(c)(j)		22,800	1,994,495
Lincoln Finance Ltd., 6.88%, 4/15/21		900	1,025,891
LPL Holdings, Inc., 5.75%, 9/15/25 (b)	USD	2,257	2,279,570

			6,955,068

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	43

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Chemicals — 2.0%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25	EUR	1,800	$2,015,106
Axalta Coating Systems LLC, 4.88%, 8/15/24 (b)	USD	13,769	14,113,225
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		5,305	6,352,737
10.00%, 10/15/25		2,430	2,934,225
CF Industries, Inc.:
7.13%, 5/01/20		7,390	8,045,419
5.15%, 3/15/34		6,410	5,993,350
4.95%, 6/01/43		10,676	9,047,910
Chemours Co.:
6.63%, 5/15/23		17,199	18,230,940
7.00%, 5/15/25		4,569	4,918,529
Hexion, Inc., 10.38%, 2/01/22 (b)		15,077	15,039,307
Huntsman International LLC:
4.88%, 11/15/20		4,083	4,256,527
5.13%, 11/15/22		12,439	12,998,755
5.13%, 4/15/21	EUR	1,190	1,394,782
INEOS Finance PLC, 4.00%, 5/01/23		7,310	8,021,286
INEOS Group Holdings SA, 5.38%, 8/01/24		1,200	1,325,847
INOVYN Finance PLC, 6.25%, 5/15/21		1,300	1,461,720
Koppers, Inc., 6.00%, 2/15/25 (b)	USD	14,943	15,428,647
Momentive Performance Materials, Inc.:
3.88%, 10/24/21		72,350	71,174,313
Escrow, 0.00%, 10/15/20 (c)(j)		22,959	2
Monitchem HoldCo 3 SA, 5.25%, 6/15/21	EUR	947	1,033,216
Platform Specialty Products Corp.:
10.38%, 5/01/21 (b)	USD	4,610	5,128,625
6.50%, 2/01/22 (b)		100,150	103,905,625
PQ Corp., 6.75%, 11/15/22 (b)		23,212	24,720,780
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	3,207	3,515,972
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22		3,929	4,468,191
Tronox Finance LLC:
6.38%, 8/15/20	USD	12,475	12,521,781
7.50%, 3/15/22 (b)		5,276	5,460,660
WR Grace & Co-Conn, 5.13%, 10/01/21 (b)		20,492	21,490,985

			384,998,462
Commercial Services & Supplies — 1.8%
ACCO Brands Corp., 5.25%, 12/15/24 (b)		2,024	2,034,120
Acosta, Inc., 7.75%, 10/01/22 (b)		19,322	16,404,378
ADT Corp.:
3.50%, 7/15/22		21,712	20,789,240
4.13%, 6/15/23		10,048	9,595,840
4.88%, 7/15/32 (b)		24,514	19,488,630
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (b)		9,931	10,030,310
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	3,452	3,718,694
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (i)		3,582	3,924,689
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)	USD	20,616	21,723,079
Covanta Holding Corp., 5.88%, 7/01/25		13,928	13,954,115
Mobile Mini, Inc., 5.88%, 7/01/24		33,530	34,619,725
Paprec Holding SA, 5.25%, 4/01/22	EUR	2,546	2,832,302
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (b)	USD	101,895	111,702,394
Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (b)		11,876	12,143,210
Tervita Escrow Corp., 7.63%, 12/01/21 (b)		27,615	28,512,487
Verisure Holding AB, 6.00%, 11/01/22	EUR	1,305	1,503,204
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	23,094	23,786,820

			336,763,237

Corporate Bonds		Par (000)	Value
Communications Equipment — 0.6%
CommScope Technologies LLC:
6.00%, 6/15/25 (b)	USD	211	$221,023
5.00%, 3/15/27 (b)		15,306	15,282,276
CommScope, Inc., 5.50%, 6/15/24 (b)		17,494	18,090,021
Hughes Satellite Systems Corp.:
5.25%, 8/01/26 (b)		24,509	24,447,727
6.63%, 8/01/26 (b)		3,883	3,970,367
Nokia OYJ:
5.38%, 5/15/19		2,500	2,637,500
6.63%, 5/15/39		33,596	35,653,755
Riverbed Technology, Inc., 8.88%, 3/01/23 (b)		19,932	20,380,470

			120,683,139
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)		18,044	18,991,310
SPIE SA, 3.13%, 3/22/24	EUR	2,100	2,264,818

			21,256,128
Construction Materials — 0.1%
Cemex Finance LLC, 4.63%, 6/15/24		3,300	3,722,806
Kerneos Corp. SAS, 5.75%, 3/01/21		789	868,432
New Enterprise Stone & Lime Co., Inc., 10.13%, 4/01/22 (b)	USD	10,179	10,764,293

			15,355,531
Consumer Finance — 1.3%
Ally Financial, Inc.:
4.13%, 3/30/20		7,879	8,036,580
5.13%, 9/30/24		1,598	1,643,943
4.63%, 3/30/25		515	512,425
8.00%, 11/01/31		113,347	134,599,563
DFC Finance Corp., 12.00% (1.00% Cash and 11.00% PIK), 6/16/20 (b)(i)		14,920	9,996,415
Navient Corp.:
5.00%, 10/26/20		5,000	4,987,500
6.63%, 7/26/21		13,445	13,915,575
6.50%, 6/15/22		4,059	4,094,516
5.50%, 1/25/23		9,138	8,726,790
7.25%, 9/25/23		5,026	5,051,130
6.13%, 3/25/24		9,581	9,125,903
5.88%, 10/25/24		8,246	7,691,951
5.63%, 8/01/33		10,133	7,878,407
OneMain Financial Holdings LLC:
6.75%, 12/15/19 (b)		10,023	10,474,035
7.25%, 12/15/21 (b)		7,602	7,963,095

			234,697,828
Containers & Packaging — 2.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.29%, 5/15/21 (a)(b)		3,703	3,790,946
6.00%, 6/30/21 (b)		74,865	77,110,950
4.25%, 1/15/22	EUR	2,848	3,125,607
4.25%, 9/15/22 (b)	USD	4,767	4,814,670
4.13%, 5/15/23	EUR	2,450	2,757,681
4.63%, 5/15/23 (b)	USD	6,463	6,511,473
2.75%, 3/15/24	EUR	8,000	8,406,751
6.75%, 5/15/24		5,222	6,086,150
7.25%, 5/15/24 (b)	USD	68,946	73,772,220
6.00%, 2/15/25 (b)		61,071	61,758,049
Ball Corp.:
5.00%, 3/15/22		11,130	11,742,150
4.00%, 11/15/23		495	495,619
4.38%, 12/15/23	EUR	800	944,292
Crown European Holdings SA, 3.38%, 5/15/25		3,100	3,350,439
Flex Acquisition Co., Inc., 6.88%, 1/15/25 (b)	USD	3,864	3,947,462

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Containers & Packaging (continued)
Horizon Holdings I SAS, 7.25%, 8/01/23	EUR	800	$903,582
Horizon Parent Holdings Sàrl, 8.25% (8.25% Cash or 8.25% PIK), 2/15/22 (i)		4,975	5,513,006
JH-Holding Finance SA, 8.25% (8.25% Cash or 10.00% PIK), 12/01/22 (i)		2,200	2,533,016
OI European Group BV, 3.13%, 11/15/24		1,452	1,549,076
ProGroup AG:
5.13%, 5/01/22		2,838	3,191,380
2.50%, 3/31/24		1,527	1,629,171
Reynolds Group Issuer, Inc.:
6.88%, 2/15/21	USD	11,854	12,179,728
4.52%, 7/15/21 (a)(b)		38,838	39,736,323
7.00%, 7/15/24 (b)		37,848	40,521,015
5.75%, 10/15/20		37,841	38,929,307
Sealed Air Corp.:
4.88%, 12/01/22 (b)		9,201	9,586,246
4.50%, 9/15/23	EUR	1,426	1,684,949
6.88%, 7/15/33 (b)	USD	2,159	2,347,913
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc., 6.38%, 5/01/22 (b)		19,929	20,439,581
Silgan Holdings, Inc., 3.25%, 3/15/25	EUR	2,190	2,324,716
Verallia Packaging SASU, 5.13%, 8/01/22		3,800	4,303,975

			455,987,443
Distributors — 0.1%
American Tire Distributors, Inc., 10.25%, 3/01/22 (b)	USD	20,668	21,029,690
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	3,589	4,035,203

			25,064,893
Diversified Consumer Services — 0.1%
Cognita Financing PLC, 7.75%, 8/15/21	GBP	2,150	2,842,153
Service Corp. International, 4.50%, 11/15/20	USD	3,900	3,968,250
Sotheby’s, 5.25%, 10/01/22 (b)		2,941	2,977,763

			9,788,166
Diversified Financial Services — 1.5%
Alpha 3 BV/Alpha U.S. Bidco, Inc., 6.25%, 2/01/25 (b)		36,390	36,844,875
Altice Financing SA:
5.25%, 2/15/23	EUR	3,880	4,409,072
6.63%, 2/15/23 (b)	USD	9,225	9,603,225
7.50%, 5/15/26 (b)		62,294	66,187,375
Amigo Luxembourg SA, 7.63%, 1/15/24	GBP	2,000	2,570,276
Arrow Global Finance PLC:
5.13%, 9/15/24		900	1,167,299
2.88%, 4/01/25 (a)	EUR	2,329	2,476,982
Cabot Financial Luxembourg SA, 6.50%, 4/01/21	GBP	800	1,031,970
Cardtronics, Inc./Cardtronics USA, 5.50%, 5/01/25 (b)	USD	5,216	5,274,680
CNH Industrial Finance Europe SA, 2.88%, 5/17/23	EUR	5,200	5,780,810
eircom Finance DAC, 4.50%, 5/31/22		2,250	2,488,036
FBM Finance, Inc., 8.25%, 8/15/21 (b)	USD	7,195	7,626,700
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	1,900	2,524,287
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (b)	USD	13,150	13,281,500
6.88%, 4/15/22 (b)		24,154	23,067,070
Jerrold Finco PLC:
6.25%, 9/15/21	GBP	1,790	2,325,216
6.13%, 1/15/24		2,425	3,018,049
Mercury Bondco PLC:
7.13% (7.13% Cash or 7.88% PIK), 5/30/21 (i)	EUR	10,850	11,618,220

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (i)	EUR	5,807	$6,374,206
Nielsen Co. Luxembourg Sàrl, 5.00%, 2/01/25 (b)	USD	8,579	8,546,829
Silversea Cruise Finance Ltd., 7.25%, 2/01/25 (b)		6,217	6,527,850
Titan Global Finance PLC, 3.50%, 6/17/21	EUR	1,050	1,164,949
Virgin Media Finance PLC:
4.50%, 1/15/25		723	795,402
5.75%, 1/15/25 (b)	USD	33,090	33,172,725
Virgin Media Secured Finance PLC:
5.50%, 1/15/25	GBP	3,600	4,724,675
5.25%, 1/15/26 (b)	USD	9,947	9,996,735
5.50%, 8/15/26 (b)		8,006	8,126,090
4.88%, 1/15/27	GBP	6,056	7,625,482

			288,350,585
Diversified Telecommunication Services — 4.6%
Altice Finco SA, 9.00%, 6/15/23	EUR	3,200	3,870,362
Avaya, Inc., 7.00%, 4/01/19 (b)(c)(j)	USD	10,085	7,967,150
CenturyLink, Inc.:
Series S, 6.45%, 6/15/21		40,739	43,280,706
Series U, 7.65%, 3/15/42		9,035	7,939,506
Series W, 6.75%, 12/01/23		521	543,143
Cincinnati Bell, Inc., 7.00%, 7/15/24 (b)		37,709	39,547,314
Columbus Cable Barbados Ltd., 7.38%, 3/30/21 (b)		21,244	22,677,970
Consolidated Communications, Inc., 6.50%, 10/01/22		8,252	7,921,920
Frontier Communications Corp.:
8.13%, 10/01/18		16,921	17,936,260
7.13%, 3/15/19		2,694	2,835,435
8.50%, 4/15/20		30,980	32,683,900
8.88%, 9/15/20		9,790	10,328,450
6.25%, 9/15/21		19,428	18,068,040
7.13%, 1/15/23		16,615	14,574,512
7.63%, 4/15/24		30,285	26,029,957
6.88%, 1/15/25		55,081	45,579,527
11.00%, 9/15/25		12,844	12,490,790
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		24,057	22,944,364
7.25%, 10/15/20		30,057	27,389,441
5.50%, 8/01/23		60,540	49,945,500
Level 3 Financing, Inc.:
5.63%, 2/01/23		19,134	19,803,690
5.13%, 5/01/23		7,518	7,687,155
5.38%, 1/15/24		21,278	21,783,353
5.38%, 5/01/25		14,101	14,347,767
5.25%, 3/15/26		26,874	27,008,370
OTE PLC, 3.50%, 7/09/20	EUR	7,250	7,792,980
SBA Communications Corp., 4.88%, 9/01/24 (b)	USD	16,071	15,866,898
Telecom Italia Capital SA:
6.38%, 11/15/33		9,784	9,887,906
6.00%, 9/30/34		34,281	33,852,487
7.20%, 7/18/36		10,900	11,556,616
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	1,000	1,405,897
Telecom Italia SpA:
1.13%, 3/26/22 (k)		300	313,160
3.25%, 1/16/23		4,400	4,980,264
5.88%, 5/19/23	GBP	6,750	9,505,340
3.63%, 1/19/24	EUR	2,400	2,715,340
5.30%, 5/30/24 (b)	USD	11,550	11,679,937
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24	EUR	12,449	14,624,155

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	45

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (b)	USD	14,773	$16,176,435
UPC Holding BV, 6.75%, 3/15/23	EUR	3,000	3,448,377
Wind Acquisition Finance SA:
6.50%, 4/30/20 (b)	USD	5,725	5,918,219
4.00%, 7/15/20	EUR	6,900	7,480,558
7.00%, 4/23/21		1,200	1,327,530
7.38%, 4/23/21 (b)	USD	53,317	55,449,680
4.75%, 7/15/20 (b)		16,385	16,651,256
Windstream Services LLC, 7.75%, 10/01/21		1,722	1,696,170
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		53,741	56,763,931
6.38%, 5/15/25		40,366	43,569,849
5.75%, 1/15/27 (b)		1,458	1,537,898
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	736	814,613
5.88%, 1/15/25 (b)	USD	22,981	23,153,357
Ziggo Secured Finance BV, 4.25%, 1/15/27	EUR	900	1,000,372

			864,353,807
Electric Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21		2,525	2,830,382
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (b)	USD	13	13,003
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	3,866	4,333,196

			7,176,581
Electrical Equipment — 0.4%
Cortes NP Acquisition Corp., 9.25%, 10/15/24 (b)	USD	24,635	26,359,450
GrafTech International Ltd., 6.38%, 11/15/20		5,000	4,200,000
Sensata Technologies BV:
5.63%, 11/01/24 (b)		5,526	5,760,855
5.00%, 10/01/25 (b)		15,723	15,840,923
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (b)		18,690	19,811,400
Senvion Holding GmbH, 6.63%, 11/15/20	EUR	9,724	10,669,864

			82,642,492
Electronic Equipment, Instruments & Components — 0.4%
Anixter, Inc., 5.63%, 5/01/19	USD	3,455	3,623,431
Belden, Inc., 5.50%, 4/15/23	EUR	5,100	5,710,131
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22	USD	7,905	8,393,687
5.00%, 9/01/23		23,504	23,768,420
5.50%, 12/01/24		30,085	31,514,037
5.00%, 9/01/25		7,007	7,147,140

			80,156,846
Energy Equipment & Services — 2.0%
Ensco PLC:
8.00%, 1/31/24		5,955	6,029,437
4.50%, 10/01/24		9,829	8,280,933
5.20%, 3/15/25		2,611	2,265,043
Noble Holding International Ltd.:
4.63%, 3/01/21		756	695,520
7.75%, 1/15/24		32,542	31,240,320
Noble Holding U.S. LLC/Noble Drilling Services 6 LLC/Noble Drilling Holding LLC, 7.50%, 3/15/19		8,160	8,466,000
Parker Drilling Co.:
7.50%, 8/01/20		10,842	10,137,270
6.75%, 7/15/22		8,280	7,348,500
Pioneer Energy Services Corp., 6.13%, 3/15/22		17,675	16,084,250

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (continued)
Precision Drilling Corp., 5.25%, 11/15/24	USD	3,342	$3,166,545
Rowan Cos., Inc.:
4.88%, 6/01/22		4,830	4,612,650
4.75%, 1/15/24		2,500	2,243,750
7.38%, 6/15/25		27,633	27,771,165
Saipem Finance International BV, 2.75%, 4/05/22	EUR	1,878	2,004,138
SESI LLC:
6.38%, 5/01/19	USD	5,895	5,880,263
7.13%, 12/15/21		5,760	5,832,000
Transocean, Inc.:
2.50%, 10/15/17 (a)		13,834	13,903,170
6.00%, 3/15/18 (h)		38,948	39,726,960
7.38%, 4/15/18		2,660	2,746,450
5.55%, 10/15/22		24,402	22,953,131
9.00%, 7/15/23 (b)		60,425	64,503,687
6.80%, 3/15/38		10,500	8,636,250
Weatherford International LLC, 6.80%, 6/15/37		6,372	6,133,050
Weatherford International Ltd.:
7.75%, 6/15/21		9,190	9,902,225
4.50%, 4/15/22 (h)		8,855	8,478,663
8.25%, 6/15/23		6,120	6,655,500
9.88%, 2/15/24 (b)		16,520	19,121,900
6.50%, 8/01/36		17,129	16,186,905
7.00%, 3/15/38		12,085	11,662,025
5.95%, 4/15/42		9,289	8,081,430

			380,749,130
Equity Real Estate Investment Trusts (REITs) — 1.6%
CyrusOne LP/CyrusOne Finance Corp.:
5.00%, 3/15/24 (b)		20,680	21,248,700
5.38%, 3/15/27 (b)		1,320	1,333,200
Equinix, Inc.:
5.38%, 4/01/23		9,145	9,522,231
5.88%, 1/15/26		8,713	9,268,454
ESH Hospitality, Inc., 5.25%, 5/01/25 (b)		2,966	2,990,084
GEO Group, Inc.:
5.13%, 4/01/23		17,809	17,675,433
5.88%, 10/15/24		9,665	9,882,463
6.00%, 4/15/26		6,291	6,371,043
Iron Mountain, Inc.:
6.00%, 10/01/20 (b)		13,010	13,627,975
6.00%, 8/15/23		4,504	4,740,460
iStar, Inc.:
4.00%, 11/01/17		5,910	5,924,775
6.00%, 4/01/22		6,366	6,461,490
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24		69,162	72,965,910
4.50%, 9/01/26		21,362	20,721,140
MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 3/24/25	EUR	1,572	1,676,899
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23	USD	4,170	4,232,550
Uniti Group, Inc./CSL Capital LLC:
6.00%, 4/15/23 (b)		9,141	9,483,787
8.25%, 10/15/23		43,893	46,307,115
7.13%, 12/15/24 (b)		30,161	30,613,415

			295,047,124
Food & Staples Retailing — 0.6%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC: 6.63%, 6/15/24 (b)		6,943	7,099,217

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Food & Staples Retailing (continued)
5.75%, 3/15/25 (b)	USD	17,722	$17,190,340
Casino Guichard Perrachon SA:
5.98%, 5/26/21 (a)	EUR	3,300	4,109,563
4.56%, 1/25/23 (a)		3,600	4,246,101
4.50%, 3/07/24		3,400	3,930,522
3.58%, 2/07/25 (a)		2,200	2,379,613
Rite Aid Corp.:
9.25%, 3/15/20	USD	15,515	15,951,359
6.75%, 6/15/21		25,395	25,506,103
6.13%, 4/01/23 (b)		9,600	9,516,000
7.70%, 2/15/27		20,201	22,625,120

			112,553,938
Food Products — 0.7%
B&G Foods, Inc., 5.25%, 4/01/25		9,014	9,092,873
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (b)		20,127	20,605,016
Darling Global Finance BV, 4.75%, 5/30/22	EUR	1,052	1,178,391
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (b)	USD	6,888	6,905,220
JBS USA LUX SA/JBS USA Finance, Inc.:
7.25%, 6/01/21 (b)		6,835	7,022,963
5.88%, 7/15/24 (b)		5,154	5,308,620
5.75%, 6/15/25 (b)		29,087	29,377,870
Post Holdings, Inc.:
6.00%, 12/15/22 (b)		4,945	5,204,613
7.75%, 3/15/24 (b)		20,248	22,327,672
5.50%, 3/01/25 (b)		1,457	1,464,285
8.00%, 7/15/25 (b)		4,327	4,857,057
5.00%, 8/15/26 (b)		1,229	1,176,767
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	4,900	5,320,121
TreeHouse Foods, Inc., 6.00%, 2/15/24 (b)	USD	87	91,133
WhiteWave Foods Co., 5.38%, 10/01/22		12,103	13,146,884

			133,079,485
Health Care Equipment & Supplies — 0.5%
Alere, Inc.:
6.50%, 6/15/20		1,562	1,573,715
6.38%, 7/01/23 (b)		12,659	12,864,709
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		56,176	49,013,560
Hologic, Inc., 5.25%, 7/15/22 (b)		23,031	24,153,761
Marcolin SpA, 4.13%, 2/15/23 (a)	EUR	1,025	1,109,438
Teleflex, Inc., 4.88%, 6/01/26	USD	1,044	1,049,220

			89,764,403
Health Care Providers & Services — 5.4%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		3,775	3,812,750
5.63%, 2/15/23		14,059	14,559,782
6.50%, 3/01/24		8,738	9,196,745
Centene Corp.:
5.63%, 2/15/21		20,630	21,591,358
4.75%, 5/15/22		12,637	12,984,517
6.13%, 2/15/24		3,527	3,787,116
4.75%, 1/15/25		32,445	32,627,665
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		1,695	1,714,069
8.00%, 11/15/19		32,367	31,760,119
5.13%, 2/01/21		8,678	8,580,373
6.88%, 2/01/22		659	566,740
6.25%, 3/31/23		40,105	40,806,837
DaVita, Inc.:
5.13%, 7/15/24		7,018	7,088,180
5.00%, 5/01/25		25,154	25,216,885
Envision Healthcare Corp.:
5.13%, 7/01/22 (b)		21,133	21,509,379

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
5.63%, 7/15/22	USD	47,680	$48,872,000
6.25%, 12/01/24 (b)		6,975	7,323,750
Ephios Holdco II PLC, 8.25%, 7/01/23	EUR	2,293	2,690,798
Fresenius Medical Care U.S. Finance II, Inc., 4.75%, 10/15/24 (b)	USD	8,180	8,302,700
Fresenius Medical Care U.S. Finance, Inc., 5.75%, 2/15/21 (b)		180	194,850
HCA, Inc.:
6.50%, 2/15/20		34,269	37,503,308
7.50%, 2/15/22		16,037	18,342,319
5.88%, 3/15/22		16,300	17,930,000
4.75%, 5/01/23 (h)		2,212	2,306,010
5.00%, 3/15/24 (h)		53,405	56,008,494
5.38%, 2/01/25		64,267	66,998,347
5.25%, 4/15/25		18,400	19,550,000
5.88%, 2/15/26		15,978	16,856,790
5.25%, 6/15/26		45,579	47,971,897
4.50%, 2/15/27		41,505	41,505,000
Series 1, 5.88%, 5/01/23		18,895	20,406,600
HealthSouth Corp.:
5.13%, 3/15/23		9,143	9,143,000
5.75%, 11/01/24		2,230	2,246,725
5.75%, 9/15/25		5,811	5,803,736
HomeVi SAS, 6.88%, 8/15/21	EUR	1,001	1,119,072
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19	USD	18,466	17,681,195
MEDNAX, Inc., 5.25%, 12/01/23 (b)		18,901	19,279,020
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (b)		43,992	47,296,899
NewCo Sab MidCo SASU, 5.38%, 4/15/25	EUR	1,169	1,247,155
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (b)	USD	20,482	21,854,294
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (b)		4,963	5,248,373
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	6,920	7,950,345
Team Health Holdings, Inc., 6.38%, 2/01/25 (b)	USD	49,743	48,748,140
Tenet Healthcare Corp.:
6.25%, 11/01/18		7,389	7,753,832
6.75%, 2/01/20		11,015	11,180,225
4.75%, 6/01/20		14,290	14,600,093
6.00%, 10/01/20		4,015	4,245,863
4.50%, 4/01/21		2,091	2,091,000
4.38%, 10/01/21		3,208	3,208,000
7.50%, 1/01/22 (b)		9,648	10,419,840
8.13%, 4/01/22		71,181	74,295,169
6.75%, 6/15/23		41,699	40,969,267
WellCare Health Plans, Inc.:
5.75%, 11/15/20		9,230	9,497,670
5.25%, 4/01/25		5,543	5,672,152

			1,020,116,443
Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/01/25 (b)		13,226	13,556,650
Hotels, Restaurants & Leisure — 3.0%
Aramark Services, Inc., 5.13%, 1/15/24		11,902	12,482,223
BC ULC/New Red Finance, Inc.:
4.63%, 1/15/22 (b)		3,257	3,334,354
6.00%, 4/01/22 (b)		22,132	22,961,950
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		55,405	57,759,713
Carlson Travel, Inc., 6.75%, 12/15/23 (b)		4,685	4,872,400
Cirsa Funding Luxembourg SA:
5.75%, 5/15/21	EUR	1,000	1,134,897
5.88%, 5/15/23		1,000	1,120,143

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	47

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21	EUR	1,200	$1,285,208
Eagle II Acquisition Co. LLC, 6.00%, 4/01/25 (b)	USD	5,528	5,693,840
Gateway Casinos & Entertainment Ltd., 8.25%, 3/01/24 (b)		4,895	4,956,187
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24 (b)		6,439	6,358,513
International Game Technology PLC:
6.25%, 2/15/22 (b)		3,800	4,056,500
4.75%, 2/15/23	EUR	3,904	4,492,778
Jacobs Entertainment, Inc., 7.88%, 2/01/24 (b)	USD	4,797	4,934,914
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00%, 6/01/24 (b)		2,329	2,378,491
5.25%, 6/01/26 (b)		312	317,460
MGM Resorts International:
5.25%, 3/31/20		38,419	40,435,997
6.75%, 10/01/20		25,222	27,744,200
6.63%, 12/15/21		43,590	48,221,437
7.75%, 3/15/22		5,015	5,786,056
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		6,313	6,360,347
NH Hotel Group SA:
3.75%, 10/01/23	EUR	2,025	2,246,688
3.75%, 10/01/23		1,439	1,594,539
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21	GBP	1,290	1,656,619
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	9,577	10,594,274
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 9/30/22	GBP	3,702	4,845,910
Series A7, 5.27%, 3/30/24		4,417	5,554,629
Punch Taverns Finance PLC, Series M3, 5.86%, 10/15/27 (a)(b)		6,153	7,709,075
Scientific Games International, Inc.:
7.00%, 1/01/22 (b)	USD	63,692	67,991,210
10.00%, 12/01/22		46,931	50,040,179
Six Flags Entertainment Corp.:
5.25%, 1/15/21 (b)		10,248	10,536,994
4.88%, 7/31/24 (b)		14,207	14,064,930
5.50%, 4/15/27 (b)		9,287	9,263,783
Snai SpA, 6.38%, 11/07/21	EUR	1,065	1,201,110
Station Casinos LLC, 7.50%, 3/01/21	USD	55,240	57,449,600
Sterling Entertainment Enterprises LLC, 9.75%, 12/25/19 (b)		29,820	29,521,800
Stonegate Pub Co. Financing PLC:
4.72%, 3/15/22 (a)	GBP	1,375	1,730,813
4.88%, 3/15/22		3,100	3,903,401
Thomas Cook Group PLC, 6.25%, 6/15/22	EUR	4,905	5,612,457
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	3,021	4,115,460
Series A4, 5.66%, 6/30/27		3,863	5,356,991
Series N, 6.46%, 3/30/32		4,100	4,982,201
Vougeot Bidco PLC, 7.88%, 7/15/20		1,942	2,518,942

			569,179,213
Household Durables — 1.0%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21	USD	3,733	3,896,319
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.13%, 7/01/22 (b)		10,392	10,703,760
CalAtlantic Group, Inc.:
8.38%, 1/15/21		30,053	34,861,480
6.25%, 12/15/21		3,525	3,851,063
5.88%, 11/15/24		3,911	4,106,550

Corporate Bonds		Par (000)	Value
Household Durables (continued)
5.25%, 6/01/26	USD	1,970	$1,962,613
Lennar Corp.:
4.50%, 11/15/19		141	145,054
4.75%, 4/01/21		3,359	3,501,757
4.13%, 1/15/22		2,790	2,810,060
4.75%, 11/15/22		12,479	12,853,370
4.88%, 12/15/23		6,287	6,428,457
Mattamy Group Corp., 6.88%, 12/15/23 (b)		6,673	6,923,237
PulteGroup, Inc.:
5.50%, 3/01/26		10,957	11,340,495
6.38%, 5/15/33		14,380	14,739,500
6.00%, 2/15/35		8,347	8,180,060
Tempur Sealy International, Inc.:
5.63%, 10/15/23		2,500	2,512,500
5.50%, 6/15/26		20,202	19,919,172
TRI Pointe Group, Inc.:
4.38%, 6/15/19		9,100	9,304,750
4.88%, 7/01/21		2,875	2,961,250
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		5,531	5,365,070
William Lyon Homes, Inc., 5.88%, 1/31/25 (b)		3,619	3,646,143
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (b)		12,675	13,245,375

			183,258,035
Household Products — 0.2%
Avon International Operations, Inc., 7.88%, 8/15/22 (b)		7,144	7,536,920
HRG Group, Inc., 7.88%, 7/15/19		11,930	12,347,550
Spectrum Brands, Inc., 6.63%, 11/15/22		14,742	15,534,383

			35,418,853
Independent Power and Renewable Electricity Producers — 0.9%
AES Corp.:
4.88%, 5/15/23		14,115	14,044,425
5.50%, 4/15/25		5,000	5,062,500
6.00%, 5/15/26		4,481	4,637,835
Calpine Corp.:
6.00%, 1/15/22 (b)		5,513	5,747,303
5.88%, 1/15/24 (b)		4,125	4,346,719
5.50%, 2/01/24		4,961	4,934,657
Dynegy, Inc.:
6.75%, 11/01/19		22,880	23,509,200
7.38%, 11/01/22		32,409	32,084,910
7.63%, 11/01/24		7,800	7,449,000
8.00%, 1/15/25 (b)		1,634	1,564,555
NRG Energy, Inc.:
7.88%, 5/15/21		5,886	6,047,865
6.63%, 3/15/23		2,575	2,634,547
6.25%, 5/01/24		2,995	2,985,641
7.25%, 5/15/26		2,113	2,176,390
6.63%, 1/15/27 (b)		35,356	35,267,610
NRG Yield Operating LLC, 5.38%, 8/15/24		815	827,225
Pattern Energy Group, Inc., 5.88%, 2/01/24 (b)		9,023	9,135,787
TerraForm Power Operating LLC, 6.38%, 2/01/23 (b)(l)		12,008	12,473,310

			174,929,479
Insurance — 1.1%
Alliant Holdings Intermediate LLC, 8.25%, 8/01/23 (b)		31,872	33,445,521
Assicurazioni Generali SpA:
7.75%, 12/12/42 (a)	EUR	1,100	1,416,981
5.50%, 10/27/47 (a)		2,160	2,445,193
BNP Paribas Cardif SA, 4.03% (a)(m)		5,400	5,764,655

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Insurance (continued)
Credit Agricole Assurances SA, 4.50% (a)(m)	EUR	2,000	$2,166,767
ELM BV for Helvetia Schweizerische Versicherungsgesellschaft AG, 3.38%, 9/29/47 (a)		1,325	1,402,828
Groupama SA, 6.00%, 1/23/27		900	1,012,930
HUB International Ltd.:
9.25%, 2/15/21 (b)	USD	26,629	27,475,802
7.88%, 10/01/21 (b)		46,687	48,671,197
Old Mutual PLC, 8.00%, 6/03/21	GBP	1,600	2,329,911
Pension Insurance Corp. PLC, 6.50%, 7/03/24		1,425	1,821,246
Radian Group, Inc.:
5.25%, 6/15/20	USD	3,960	4,162,950
7.00%, 3/15/21		2,725	3,014,531
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)		61,763	70,564,227

			205,694,739
Internet & Direct Marketing Retail — 0.2%
Netflix, Inc.:
5.38%, 2/01/21		3,640	3,890,250
5.50%, 2/15/22		5,881	6,248,563
4.38%, 11/15/26 (b)		28,678	28,176,135

			38,314,948
Internet Software & Services — 0.2%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sàrl/Greeneden U.S. Holdings II LLC, 10.00%, 11/30/24 (b)		11,500	12,506,250
GTT Escrow Corp., 7.88%, 12/31/24 (b)		5,093	5,283,987
JDA Escrow LLC/JDA Bond Finance, Inc., 7.38%, 10/15/24 (b)		17,945	18,707,663
United Group BV, 7.88%, 11/15/20	EUR	6,510	7,226,157

			43,724,057
IT Services — 2.0%
Alliance Data Systems Corp.:
5.25%, 12/01/17 (b)	USD	16,822	17,032,275
6.38%, 4/01/20 (b)		5,000	5,087,500
5.88%, 11/01/21 (b)		15,351	15,888,285
4.50%, 3/15/22	EUR	3,112	3,402,603
5.38%, 8/01/22 (b)	USD	27,089	27,292,167
APX Group, Inc.:
6.38%, 12/01/19		3,171	3,262,166
8.75%, 12/01/20		29,863	30,908,205
7.88%, 12/01/22 (b)		12,135	13,105,800
7.88%, 12/01/22		6,384	6,894,720
First Data Corp.:
7.00%, 12/01/23 (b)		76,065	81,579,713
5.75%, 1/15/24 (b)		116,826	120,506,019
Gartner, Inc., 5.13%, 4/01/25 (b)		11,195	11,404,906
Iron Mountain Europe PLC, 6.13%, 9/15/22	GBP	420	558,053
Sabre GLBL, Inc.:
5.38%, 4/15/23 (b)	USD	10,934	11,180,015
5.25%, 11/15/23 (b)		6,775	6,927,437
WEX, Inc., 4.75%, 2/01/23 (b)		21,090	20,746,400

			375,776,264
Life Sciences Tools & Services — 0.9%
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (b)		24,869	25,583,984
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (b)		82,422	85,924,935
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 5/15/22 (b)		57,975	53,916,750

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services (continued)
Quintiles IMS, Inc., 3.25%, 3/15/25 (b)	EUR	3,175	$3,362,947
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (b)	USD	5,356	5,476,510

			174,265,126
Machinery — 0.9%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (b)		34,144	28,680,960
Allison Transmission, Inc., 5.00%, 10/01/24 (b)		8,010	8,090,100
EnPro Industries, Inc., 5.88%, 9/15/22 (b)		7,529	7,792,515
Gardner Denver, Inc., 6.88%, 8/15/21 (b)		9,475	9,782,937
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	3,375	3,663,469
6.00%, 7/15/22 (b)	USD	48,991	49,848,343
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.38%, 12/15/23 (b)		11,541	12,118,050
Mercer International, Inc., 6.50%, 2/01/24 (b)		7,007	7,024,517
Navistar International Corp., 8.25%, 11/01/21		10,401	10,400,896
SPX FLOW, Inc.:
5.63%, 8/15/24 (b)		6,623	6,680,951
5.88%, 8/15/26 (b)		9,913	9,999,739
Terex Corp., 5.63%, 2/01/25 (b)		21,799	22,125,985

			176,208,462
Marine — 0.0%
CMA CGM SA, 7.75%, 1/15/21	EUR	2,600	2,793,825
Media — 9.3%
Altice Luxembourg SA:
7.25%, 5/15/22		2,200	2,483,279
6.25%, 2/15/25		3,000	3,408,436
7.75%, 5/15/22 (b)	USD	25,842	27,424,823
7.63%, 2/15/25 (b)		12,996	13,735,147
Altice U.S. Finance I Corp.:
5.38%, 7/15/23 (b)		48,678	50,199,187
5.50%, 5/15/26 (b)		12,811	13,163,303
AMC Entertainment Holdings, Inc., 6.38%, 11/15/24	GBP	3,918	5,203,381
AMC Networks, Inc., 4.75%, 12/15/22	USD	16,964	17,048,820
Cablevision Systems Corp.:
8.63%, 9/15/17		14,486	14,884,365
7.75%, 4/15/18		38,072	39,690,060
8.00%, 4/15/20		12,642	14,001,015
CBS Radio, Inc., 7.25%, 11/01/24 (b)		14,778	15,516,900
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		26,725	27,727,187
5.13%, 5/01/23 (b)		38,264	39,411,920
5.75%, 2/15/26 (b)		8,942	9,389,100
5.50%, 5/01/26 (b)		21,491	22,243,185
5.13%, 5/01/27 (b)		122,722	123,335,610
5.88%, 5/01/27 (b)		21,452	22,524,600
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
6.38%, 9/15/20 (b)		5,648	5,817,440
5.13%, 12/15/21 (b)		51,267	51,971,921
5.13%, 12/15/21 (b)		25,817	26,204,255
7.75%, 7/15/25 (b)		53,466	59,113,346
Clear Channel International BV, 8.75%, 12/15/20 (b)		32,648	34,688,500
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.63%, 3/15/20		18,475	18,336,437
Series A, 6.50%, 11/15/22		24,852	25,224,780
Series B, 7.63%, 3/15/20		67,118	67,621,385

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	49

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Media (continued)
Series B, 6.50%, 11/15/22	USD	120,351	$125,165,040
CSC Holdings LLC:
7.88%, 2/15/18		8,894	9,271,995
7.63%, 7/15/18		4,409	4,679,051
10.13%, 1/15/23 (b)		87,441	101,431,560
5.25%, 6/01/24		37,584	37,443,060
6.63%, 10/15/25 (b)		12,290	13,365,375
10.88%, 10/15/25 (b)		56,147	67,516,767
DISH DBS Corp.:
6.75%, 6/01/21		4,365	4,711,472
5.88%, 7/15/22		6,267	6,584,236
5.00%, 3/15/23		22,330	22,441,650
5.88%, 11/15/24		9,332	9,800,933
7.75%, 7/01/26		59,930	69,668,625
DISH Network Corp., 3.38%, 8/15/26 (b)(k)		18,277	22,080,901
iHeartCommunications, Inc.:
9.00%, 12/15/19		10,766	9,210,313
9.00%, 3/01/21		10,107	7,681,320
9.00%, 9/15/22		24,190	18,172,737
10.63%, 3/15/23		50,832	39,394,800
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	1,000	1,198,820
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (b)	USD	5,703	5,916,863
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (b)		5,926	5,733,405
MDC Partners, Inc., 6.50%, 5/01/24 (b)		25,447	24,270,076
Midcontinent Communications/Midcontinent Finance Corp.:
6.25%, 8/01/21 (b)		14,075	14,638,000
6.88%, 8/15/23 (b)		7,556	8,037,695
Nexstar Broadcasting, Inc., 5.63%, 8/01/24 (b)		11,804	11,981,060
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (b)		112	114,520
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		7,104	7,352,640
5.63%, 2/15/24		1,602	1,674,090
5.88%, 3/15/25		2,700	2,828,250
Radio One, Inc., 7.38%, 4/15/22 (b)		4,415	4,613,675
Regal Entertainment Group, 5.75%, 2/01/25		3,919	4,046,367
SFR Group SA:
5.38%, 5/15/22	EUR	2,921	3,248,817
6.00%, 5/15/22 (b)	USD	56,267	58,306,679
7.38%, 5/01/26 (b)		107,741	110,973,230
Sirius XM Radio, Inc., 4.63%, 5/15/23 (b)		6,096	6,233,160
TEGNA, Inc., 5.13%, 10/15/19		5,496	5,626,530
Townsquare Media, Inc., 6.50%, 4/01/23 (b)		4,806	4,799,993
Tribune Media Co., 5.88%, 7/15/22		28,279	29,480,857
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.00%, 1/15/25 (b)		4,180	4,274,050
5.75%, 1/15/23	EUR	5,007	5,629,061
5.63%, 4/15/23		1,078	1,218,562
4.00%, 1/15/25		6,711	7,436,740
4.63%, 2/15/26		4,000	4,558,023
3.50%, 1/15/27		1,071	1,157,685
Univision Communications, Inc.:
6.75%, 9/15/22 (b)	USD	1,480	1,552,505
5.13%, 5/15/23 (b)		47,900	47,301,250
5.13%, 2/15/25 (b)		23,952	23,562,780
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	8,500	9,227,421
Videotron Ltd./Videotron Ltee, 5.13%, 4/15/27 (b)	USD	15,307	15,307,000
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	2,550	3,317,095

Corporate Bonds		Par (000)	Value
Media (continued)
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	2,025	$2,239,991

			1,756,845,107
Metals & Mining — 6.0%
Alcoa Nederland Holding BV, 7.00%, 9/30/26 (b)	USD	6,617	7,212,530
Anglo American Capital PLC:
3.63%, 5/14/20 (b)		9,279	9,348,593
4.45%, 9/27/20 (b)		7,280	7,571,200
2.88%, 11/20/20	EUR	2,700	3,047,508
4.13%, 4/15/21 (b)	USD	3,000	3,045,000
3.50%, 3/28/22	EUR	4,950	5,683,845
3.25%, 4/03/23		3,200	3,639,277
4.88%, 5/14/25 (b)	USD	28,281	28,852,276
ArcelorMittal:
8.00%, 10/15/39		5,840	6,628,400
7.75%, 3/01/41		30,322	33,936,382
Cliffs Natural Resources, Inc., 8.25%, 3/31/20 (b)		12,055	13,004,331
Constellium NV:
8.00%, 1/15/23 (b)		37,576	38,515,400
5.75%, 5/15/24 (b)		19,165	17,727,625
6.63%, 3/01/25 (b)		42,823	41,190,373
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (b)		30,114	31,017,420
7.25%, 5/15/22 (b)		1,091	1,125,094
7.25%, 4/01/23 (b)		27,273	27,579,821
7.50%, 4/01/25 (b)		34,352	34,609,640
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		15,889	15,809,555
2.38%, 3/15/18		139,932	138,882,510
3.10%, 3/15/20		29,495	28,975,888
4.00%, 11/14/21		18,404	17,759,860
3.55%, 3/01/22		50,250	46,606,875
3.88%, 3/15/23		58,287	53,601,891
4.55%, 11/14/24		4,096	3,814,400
5.40%, 11/14/34		8,369	7,281,030
5.45%, 3/15/43		94,279	79,783,604
Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (b)		12,029	13,532,625
Kaiser Aluminum Corp., 5.88%, 5/15/24		5,126	5,342,266
Kinross Gold Corp.:
5.95%, 3/15/24		2,655	2,807,663
6.88%, 9/01/41		5,000	5,062,500
Novelis Corp.:
6.25%, 8/15/24 (b)		59,033	61,541,903
5.88%, 9/30/26 (b)		56,664	57,868,110
Nyrstar Netherlands Holdings BV, 6.88%, 3/15/24	EUR	1,700	1,813,565
Steel Dynamics, Inc.:
5.13%, 10/01/21	USD	25,189	25,976,156
6.38%, 8/15/22		12,995	13,531,044
5.25%, 4/15/23		11,386	11,812,975
5.50%, 10/01/24		9,873	10,317,285
5.00%, 12/15/26 (b)		3,965	4,014,563
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20		9,453	9,547,530
Teck Resources Ltd.:
4.50%, 1/15/21		4,715	4,856,450
4.75%, 1/15/22		4,611	4,761,780
3.75%, 2/01/23		30,882	29,994,143
8.50%, 6/01/24 (b)		30,016	34,630,960
6.13%, 10/01/35		7,135	7,402,563
6.00%, 8/15/40		44,124	44,454,930
6.25%, 7/15/41		4,038	4,189,425

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
5.20%, 3/01/42	USD	27,678	$26,017,320
5.40%, 2/01/43		21,623	20,595,907
thyssenkrupp AG, 1.38%, 3/03/22	EUR	3,475	3,646,270
United States Steel Corp., 8.38%, 7/01/21 (b)	USD	20,963	23,268,930

			1,133,237,191
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc., 5.00%, 12/15/21 (b)		15,173	15,741,987
Multiline Retail — 0.5%
B&M European Value Retail SA, 4.13%, 2/01/22	GBP	1,875	2,439,024
Dollar Tree, Inc., 5.75%, 3/01/23	USD	43,641	46,477,665
Family Dollar Stores, Inc., 5.00%, 2/01/21 (h)		18,619	19,847,854
JC Penney Corp., Inc.:
8.13%, 10/01/19		8,725	9,423,000
6.38%, 10/15/36		6,050	4,613,125
7.40%, 4/01/37		8,558	6,803,610

			89,604,278
Oil, Gas & Consumable Fuels — 10.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (b)		7,489	7,807,283
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24 (b)		3,720	3,775,800
Antero Resources Corp.:
5.13%, 12/01/22		4,986	5,051,441
5.63%, 6/01/23		5,001	5,113,523
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22 (b)		18,925	19,587,375
Blackstone CQP HoldCo LP, 6.50%, 2/27/20 (b)		135,385	135,872,386
California Resources Corp., 8.00%, 12/15/22 (b)		21,954	17,837,625
Callon Petroleum Co., 6.13%, 10/01/24 (b)		7,722	8,030,880
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		9,366	9,389,415
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24 (b)		29,991	33,027,589
5.88%, 3/31/25 (b)		31,180	32,505,150
Chesapeake Energy Corp.:
6.88%, 11/15/20		13,867	13,832,333
8.00%, 12/15/22 (b)		8,562	8,968,695
5.75%, 3/15/23		6,050	5,505,500
8.00%, 1/15/25 (b)		22,605	22,605,000
CONSOL Energy, Inc.:
5.88%, 4/15/22		173,094	171,146,693
8.00%, 4/01/23		1,498	1,574,773
Continental Resources, Inc.:
4.50%, 4/15/23		7,677	7,470,642
3.80%, 6/01/24		10,036	9,333,480
4.90%, 6/01/44		20,650	17,759,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23		11,960	12,408,500
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (b)		24,909	25,718,543
7.75%, 2/15/23 (b)		13,100	13,886,000
DCP Midstream Operating LP:
6.45%, 11/03/36 (b)		13,654	14,473,240
6.75%, 9/15/37 (b)		2,311	2,484,325
DEA Finance SA, 7.50%, 10/15/22	EUR	200	225,151
Denbury Resources, Inc.:
9.00%, 5/15/21 (b)	USD	13,921	14,686,655
5.50%, 5/01/22		39,552	30,850,560
4.63%, 7/15/23		11,217	8,188,410
Diamondback Energy, Inc., 5.38%, 5/31/25 (b)		12,872	13,193,800

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Eclipse Resources Corp., 8.88%, 7/15/23	USD	4,630	$4,722,600
Energy Transfer Equity LP:
7.50%, 10/15/20		10,714	11,946,110
5.88%, 1/15/24		25,220	26,796,250
5.50%, 6/01/27		31,399	32,811,955
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		20,950	19,749,565
6.38%, 6/15/23		10,000	7,675,000
8.00%, 11/29/24 (b)		22,044	23,146,200
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (b)		19,375	20,440,625
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		4,525	4,581,563
6.75%, 8/01/22		15,548	16,029,988
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 9/30/21 (b)		25,910	26,881,625
Gulfport Energy Corp.:
6.63%, 5/01/23		3,553	3,592,971
6.00%, 10/15/24 (b)		2,292	2,223,240
6.38%, 5/15/25 (b)		7,049	6,925,643
Halcon Resources Corp., 6.75%, 2/15/25 (b)		64,669	63,504,958
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (b)		11,264	10,560,000
Matador Resources Co.:
6.88%, 4/15/23		7,960	8,318,200
6.88%, 4/15/23 (b)		4,000	4,180,000
MEG Energy Corp.:
6.38%, 1/30/23 (b)		15,828	14,146,275
7.00%, 3/31/24 (b)		43,237	38,697,115
6.50%, 1/15/25 (b)		51,019	51,019,000
Murphy Oil Corp.:
4.70%, 12/01/22		17,627	17,142,257
6.13%, 12/01/42		6,372	6,005,610
Newfield Exploration Co., 5.63%, 7/01/24		8,551	9,010,616
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.13%, 7/15/19		11,680	11,709,200
6.88%, 10/15/21		9,740	9,910,450
7.50%, 11/01/23 (b)		12,215	12,611,987
NGPL PipeCo LLC:
7.12%, 12/15/17 (b)		25,202	25,895,055
7.77%, 12/15/37 (b)		27,765	31,096,800
Oasis Petroleum, Inc., 6.50%, 11/01/21		34,493	34,579,233
ONEOK, Inc.:
7.50%, 9/01/23		16,365	19,108,756
6.00%, 6/15/35		2,460	2,546,100
Parsley Energy LLC/Parsley Finance Corp.:
6.25%, 6/01/24 (b)		6,292	6,669,520
5.38%, 1/15/25 (b)		13,168	13,332,600
5.25%, 8/15/25 (b)		5,070	5,120,700
Peabody Securities Finance Corp.:
6.00%, 3/31/22 (b)		8,023	7,977,871
6.38%, 3/31/25 (b)		8,429	8,386,855
QEP Resources, Inc., 5.38%, 10/01/22		9,247	9,108,295
Range Resources Corp.:
5.88%, 7/01/22 (a)(b)		24,985	25,734,550
5.00%, 3/15/23 (b)		9,543	9,399,855
Resolute Energy Corp., 8.50%, 5/01/20		16,799	16,966,990
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (b)		2,091	2,185,095
6.00%, 1/15/19 (b)		6,053	6,310,253
5.63%, 4/15/20 (b)		8,215	8,646,287
6.88%, 4/15/40 (b)		35,073	36,738,967

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	51

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
RSP Permian, Inc.:
6.63%, 10/01/22	USD	14,714	$15,486,485
5.25%, 1/15/25 (b)		9,780	9,853,350
Sanchez Energy Corp.:
7.75%, 6/15/21		2,010	1,984,875
6.13%, 1/15/23 (a)		60,176	55,813,240
SemGroup Corp., 6.38%, 3/15/25 (b)		8,532	8,382,690
Seven Generations Energy Ltd., 6.88%, 6/30/23 (b)		33,926	35,452,670
SM Energy Co.:
1.50%, 7/01/21 (k)		21,380	21,179,563
6.50%, 11/15/21		4,350	4,458,750
6.13%, 11/15/22		15,916	16,035,370
6.50%, 1/01/23		2,878	2,921,170
5.00%, 1/15/24		10,373	9,802,485
5.63%, 6/01/25		66	63,162
6.75%, 9/15/26		3,336	3,363,105
Southwestern Energy Co., 5.80%, 1/23/20 (a)		64,584	65,189,475
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, 4/15/25		2,091	2,080,545
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (b)		11,660	11,718,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.38%, 8/01/22		23,209	23,934,281
5.13%, 2/01/25 (b)		6,787	6,990,610
5.38%, 2/01/27 (b)		5,049	5,225,715
Tesoro Corp.:
4.75%, 12/15/23 (b)		29,126	30,060,653
5.13%, 12/15/26 (b)		42,965	45,070,285
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		12,348	12,919,095
6.25%, 10/15/22		4,625	4,885,156
Trinidad Drilling Ltd., 6.63%, 2/15/25 (b)		24,582	24,551,273
Tullow Oil PLC:
6.00%, 11/01/20 (b)		3,630	3,512,025
6.00%, 11/01/20		1,300	1,257,750
6.25%, 4/15/22 (b)		600	561,000
Whiting Petroleum Corp.:
5.00%, 3/15/19		12,978	12,945,555
5.75%, 3/15/21		10,423	10,318,770
6.25%, 4/01/23		11,240	11,183,800
WildHorse Resource Development Corp., 6.88%, 2/01/25 (b)		15,717	15,009,735
Williams Cos., Inc.:
4.55%, 6/24/24		1,327	1,336,953
5.75%, 6/24/44		58,311	58,602,555
WPX Energy, Inc.:
7.50%, 8/01/20		17,030	18,051,800
6.00%, 1/15/22 (h)		11,813	12,019,727
8.25%, 8/01/23		2,700	3,003,750

			1,971,678,275
Paper & Forest Products — 0.2%
Norbord, Inc., 6.25%, 4/15/23 (b)		9,595	10,074,750
Norske Skog AS, 11.75%, 12/15/19	EUR	2,100	2,157,396
Sappi Papier Holding GmbH, 4.00%, 4/01/23		2,000	2,230,242
Smurfit Kappa Acquisitions Unlimited Co., 2.38%, 2/01/24		925	992,960
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (b)	USD	14,252	14,145,110

			29,600,458

Corporate Bonds		Par (000)	Value
Personal Products — 0.2%
Nature’s Bounty Co., 7.63%, 5/15/21 (b)	USD	42,339	$44,561,797
Pharmaceuticals — 1.8%
Endo Finance LLC, 5.75%, 1/15/22 (b)		11,305	10,287,550
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (b)		8,766	8,283,870
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (b)		7,828	6,849,500
6.00%, 2/01/25 (b)		25,025	21,333,813
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (b)		3,900	3,904,875
5.75%, 8/01/22 (b)		5,905	5,819,377
5.63%, 10/15/23 (b)		10,861	10,345,103
5.50%, 4/15/25 (b)		23,664	21,770,880
Prestige Brands, Inc., 6.38%, 3/01/24 (b)		15,850	16,642,500
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (b)		874	875,093
7.00%, 10/01/20 (b)		37,696	34,303,360
6.38%, 10/15/20 (b)		36,424	32,963,720
7.50%, 7/15/21 (b)		23,421	20,522,651
6.75%, 8/15/21 (b)		15,664	13,510,200
5.63%, 12/01/21 (b)		7,677	6,179,985
6.50%, 3/15/22 (b)		19,824	20,393,940
7.25%, 7/15/22 (b)		4,420	3,768,050
5.50%, 3/01/23 (b)		1,462	1,125,740
4.50%, 5/15/23	EUR	1,214	951,898
7.00%, 3/15/24 (b)	USD	31,157	31,974,871
5.88%, 5/15/23 (b)		25,371	19,694,239
6.13%, 4/15/25 (b)		58,640	45,152,800

			336,654,015
Real Estate Management & Development — 0.5%
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (i)	GBP	4,102	5,935,535
Aroundtown Property Holdings PLC:
3.00%, 5/05/20 (k)	EUR	3,300	4,673,398
1.50%, 1/18/21 (k)		1,700	1,874,773
Howard Hughes Corp., 5.38%, 3/15/25 (b)	USD	9,771	9,673,290
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (b)		7,254	7,453,485
5.25%, 12/01/21 (b)		23,510	24,450,400
4.88%, 6/01/23 (b)		32,881	32,141,177

			86,202,058
Road & Rail — 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (b)		18,760	18,115,594
5.50%, 4/01/23		9,625	9,300,156
6.38%, 4/01/24 (b)(h)		8,488	8,498,610
5.25%, 3/15/25 (b)		27,777	25,693,725
Avis Budget Finance PLC:
4.13%, 11/15/24	EUR	2,900	3,010,199
4.50%, 5/15/25		1,950	2,025,971
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (b)	USD	14,608	15,046,240
Hertz Corp.:
5.88%, 10/15/20		12,700	12,223,750
7.38%, 1/15/21		5,830	5,793,563
6.25%, 10/15/22		3,414	3,243,300
5.50%, 10/15/24 (b)		7,507	6,521,706
Hertz Holdings Netherlands BV, 4.13%, 10/15/21 (h)	EUR	3,925	4,176,735

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (b)	USD	17,468	$18,166,720
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		7,749	7,865,235

			139,681,504
Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc.:
7.50%, 8/15/22		4,083	4,521,923
7.00%, 7/01/24		3,170	3,376,050
Micron Technology, Inc.:
5.25%, 8/01/23 (b)		20,291	20,798,275
7.50%, 9/15/23 (b)		4,900	5,469,625
5.50%, 2/01/25		2,070	2,147,625
5.63%, 1/15/26 (b)		6,220	6,546,550
3.00%, 11/15/43		17,145	19,213,116
Microsemi Corp., 9.13%, 4/15/23 (b)		2,477	2,845,454
NXP BV/NXP Funding LLC:
4.13%, 6/15/20 (b)		15,678	16,285,523
4.13%, 6/01/21 (b)		23,150	24,018,125
4.63%, 6/15/22 (b)		15,667	16,567,853
3.88%, 9/01/22 (b)		8,004	8,184,090
5.75%, 3/15/23 (b)		10,277	10,842,235
4.63%, 6/01/23 (b)		19,684	20,840,435
Versum Materials, Inc., 5.50%, 9/30/24 (b)		7,948	8,216,245

			169,873,124
Software — 2.2%
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		86,814	87,465,105
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (b)		2,990	2,735,850
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (b)(i)		16,832	17,210,720
Infor U.S., Inc., 6.50%, 5/15/22		73,068	75,084,677
Informatica LLC, 7.13%, 7/15/23 (b)		11,352	11,039,820
Nuance Communications, Inc.:
5.38%, 8/15/20 (b)		2,051	2,085,662
6.00%, 7/01/24 (b)		7,015	7,260,525
5.63%, 12/15/26 (b)		6,667	6,817,007
PTC, Inc., 6.00%, 5/15/24		6,916	7,365,540
Rackspace Hosting, Inc., 8.63%, 11/15/24 (b)		34,885	36,758,325
Sophia LP/Sophia Finance, Inc., 9.00%, 9/30/23 (b)		8,854	9,296,700
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		33,119	35,043,876
Symantec Corp., 5.00%, 4/15/25 (b)		10,480	10,746,496
TIBCO Software, Inc., 11.38%, 12/01/21 (b)		60,457	66,956,127
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.50%, 2/01/23 (b)		4,546	4,796,030
7.50%, 2/01/23	EUR	2,140	2,397,107
10.50%, 2/01/24 (b)	USD	20,457	21,633,277

			404,692,844
Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		20,465	21,130,113
Autodis SA:
4.38%, 5/01/22	EUR	1,400	1,550,278
4.38%, 5/01/22 (a)		975	1,054,799
Group 1 Automotive, Inc., 5.00%, 6/01/22	USD	4,355	4,387,663
Groupe Fnac SA, 3.25%, 9/30/23	EUR	1,875	2,045,462
L Brands, Inc.:
6.63%, 4/01/21	USD	3,560	3,884,316
6.88%, 11/01/35		20,352	19,639,680

Corporate Bonds		Par (000)	Value
Specialty Retail (continued)
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (b)	USD	13,907	$8,373,683
Penske Automotive Group, Inc.:
5.75%, 10/01/22		18,951	19,614,285
5.38%, 12/01/24		10,842	10,869,105
5.50%, 5/15/26		12,374	12,126,520
Sonic Automotive, Inc.:
5.00%, 5/15/23		2,939	2,856,355
6.13%, 3/15/27 (b)		5,101	5,107,376
THOM Europe SAS, 7.38%, 7/15/19	EUR	1,350	1,488,589

			114,128,224
Technology Hardware, Storage & Peripherals — 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.13%, 6/15/24 (b)	USD	38,023	42,033,628
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (b)		18,872	18,624,305
Western Digital Corp.:
7.38%, 4/01/23 (b)		20,664	22,652,910
10.50%, 4/01/24		20,611	24,295,216

			107,606,059
Textiles, Apparel & Luxury Goods — 0.1%
BiSoho SAS, 5.88%, 5/01/23	EUR	2,805	3,202,164
Hanesbrands, Inc., 4.63%, 5/15/24 (b)	USD	3,407	3,360,154
Levi Strauss & Co., 3.38%, 3/15/27	EUR	2,050	2,192,414
PVH Corp.:
4.50%, 12/15/22	USD	5,000	5,012,500
7.75%, 11/15/23		450	526,500
Springs Industries, Inc., 6.25%, 6/01/21		2,844	2,922,210

			17,215,942
Thrifts & Mortgage Finance — 0.2%
Deutsche Pfandbriefbank AG, 4.60%, 2/22/27	EUR	1,800	2,068,093
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (b)	USD	28,933	29,149,997
MGIC Investment Corp., 5.75%, 8/15/23		2,117	2,233,435
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		9,040	9,209,500

			42,661,025
Trading Companies & Distributors — 1.6%
Aircastle Ltd.:
7.63%, 4/15/20		1,026	1,150,403
5.13%, 3/15/21		4,779	5,065,740
5.50%, 2/15/22		13,358	14,326,455
American Builders & Contractors Supply Co., Inc.:
5.63%, 4/15/21 (b)		5,985	6,134,625
5.75%, 12/15/23 (b)		6,113	6,357,520
Ashtead Capital, Inc., 5.63%, 10/01/24 (b)		4,934	5,193,035
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		9,511	10,129,215
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 3/15/24 (b)		68,104	69,721,470
HD Supply, Inc.:
5.25%, 12/15/21 (b)		82,457	86,682,921
5.75%, 4/15/24 (b)		35,529	37,369,402
Herc Rentals, Inc.:
7.50%, 6/01/22 (b)		9,908	10,527,250
7.75%, 6/01/24 (b)		8,868	9,466,590
Loxam SAS:
3.50%, 4/15/22	EUR	1,228	1,317,895
3.50%, 5/03/23		1,900	2,026,926
4.25%, 4/15/24		1,026	1,109,229
6.00%, 4/15/25		1,005	1,086,225

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	53

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (continued)
Rexel SA:
3.50%, 6/15/23	EUR	7,792	$8,624,251
2.63%, 6/15/24		2,250	2,364,149
United Rentals North America, Inc.:
7.63%, 4/15/22	USD	1,295	1,348,419
6.13%, 6/15/23		9,364	9,785,380
5.75%, 11/15/24		1,138	1,186,365
5.50%, 7/15/25		4,329	4,458,870
5.88%, 9/15/26		400	417,000

			295,849,335
Transportation Infrastructure — 0.0%
Silk Bidco AS, 7.50%, 2/01/22	EUR	2,869	3,288,959
Swissport Investments SA, 6.75%, 12/15/21		2,745	3,168,502

			6,457,461
Wireless Telecommunication Services — 3.8%
Digicel Group Ltd., 7.13%, 4/01/22 (b)	USD	17,225	13,392,437
Digicel Ltd., 6.00%, 4/15/21 (b)		58,473	53,137,339
Matterhorn Telecom Holding SA, 4.88%, 5/01/23	EUR	2,302	2,446,572
Matterhorn Telecom SA:
3.88%, 5/01/22		4,075	4,401,702
3.25%, 2/01/23 (a)		4,280	4,543,088
Play Topco SA, 5.38% (5.38% Cash or 5.38% PIK), 9/15/22 (i)		5,652	6,014,257
SoftBank Group Corp.:
4.00%, 7/30/22		1,510	1,755,851
4.75%, 7/30/25		3,388	3,996,183
Sprint Capital Corp.:
6.90%, 5/01/19	USD	13,935	14,875,613
6.88%, 11/15/28		100,622	106,281,987
8.75%, 3/15/32		3,683	4,428,807
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		137,893	150,131,004
7.00%, 3/01/20 (b)		17,169	18,714,210
7.00%, 8/15/20		16,349	17,554,739
Sprint Corp.:
7.25%, 9/15/21		39,317	42,442,701
7.88%, 9/15/23		47,998	53,157,785
7.13%, 6/15/24		87,051	92,926,943
7.63%, 2/15/25		20,015	21,866,387
T-Mobile USA, Inc.:
6.25%, 4/01/21		17,305	17,845,781
4.00%, 4/15/22		16,613	16,882,961
6.00%, 3/01/23		18,175	19,407,265
6.63%, 4/01/23		11,210	11,963,088
6.84%, 4/28/23		8,795	9,410,650
6.38%, 3/01/25		5,030	5,419,825
5.13%, 4/15/25		13,062	13,519,170
5.38%, 4/15/27		7,837	8,091,703

			714,608,048
Total Corporate Bonds — 81.4%			15,382,061,470

Floating Rate Loan Interests (a)
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		9,281	8,078,212
Ceva Intercompany BV, Dutch BV Term Loan, 6.54%, 3/19/21		9,530	8,294,488

Floating Rate Loan Interests(a)		Par (000)	Value
Air Freight & Logistics (continued)
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.54%, 3/19/21	USD	1,440	$1,253,348
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.54%, 3/19/21		13,572	11,812,913

			29,438,961
Airlines — 0.0%
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 2.65%, 9/10/18		2,090	2,034,299
Term Loan B757-200 (N554), 2.46%, 9/10/18		2,108	2,051,928
Term Loan B757-300 (N550), 2.65%, 9/10/18		2,076	2,020,684

			6,106,911
Chemicals — 0.2%
Ascend Performance Materials Operations LLC, Term B Loan, 6.64%, 8/12/22		29,645	29,719,024
Chemours Co., Tranche B Term Loan, 8.55%, 5/12/22		1,446	1,453,241
MacDermid, Inc. (Platform Specialty Products Corp.), Tranche B-5 Term Loan, 4.50%, 6/07/20		6,453	6,512,784

			37,685,049
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.76% - 4.90%, 11/26/20		24,792	24,835,836
Diversified Financial Services — 0.1%
TKC Holdings, Inc., Initial Term Loan (First Lien), 4.75%, 2/01/23		10,679	10,776,926
Diversified Telecommunication Services — 1.5%
Hawaiian Telcom Communications, Inc., Term Loan, 5.29%, 6/06/19		1,097	1,095,755
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.89%, 6/30/19		96,941	94,813,716
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.60%, 12/07/20		208,340	163,157,660
Ziggo Secured Finance Partnership, Term Loan E Facility, 3.41%, 4/15/25		14,440	14,415,885

			273,483,016
Electric Utilities — 0.2%
Vistra Operations Co. LLC (FKA Tex Operations Co. LLC):
Initial Term C Loan, 3.73%, 8/04/23		6,158	6,142,580
Initial Term Loan, 3.73%, 8/04/23		26,353	26,286,721

			32,429,301
Electrical Equipment — 0.2%
Vertiv Group Corp. (FKA Cortes NP Acquisition Corp.), Term B Loan, 5.00% - 5.04%, 11/30/23		41,028	41,412,771
Energy Equipment & Services — 0.1%
Weatherford International Ltd., Loan, 3.29%, 7/13/20		17,599	17,203,314
Equity Real Estate Investment Trusts (REITs) — 0.0%
GEO Group, Inc., Term Loan, 2.25%, 3/22/24		5,932	5,957,926
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., Tranche B Term Loan (First Lien), 4.75%, 2/03/24		12,771	12,465,390

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Floating Rate Loan Interests (a)		Par (000)	Value
Food Products — 0.0%
Chobani LLC (Chobani Idaho LLC), Closing Date Term Loan (First Lien), 5.25%, 10/09/23	USD	3,847	$3,879,046
Health Care Equipment & Supplies — 0.3%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		19,790	19,825,386
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		17,638	17,039,337
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/17/18		25,847	25,505,315
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		2,219	2,205,424

			64,575,462
Health Care Providers & Services — 0.2%
MPH Acquisition Holdings LLC, Initial Term Loan, 4.90%, 6/07/23		8,773	8,879,010
Team Health Holdings, Inc., Initial Term Loan, 3.75%, 2/06/24		16,431	16,301,263
Vizient, Inc., Term B-2 Loan, 5.00%, 2/13/23		6,083	6,128,414

			31,308,687
Health Care Technology — 0.0%
Change Healthcare Holdings, Inc. (FKA Emdeon, Inc.), Closing Date Term Loan, 2.75%, 3/01/24		6,605	6,613,256
Hotels, Restaurants & Leisure — 1.1%
Amaya Holdings BV:
Initial Term B Loan (Second Lien), 8.15%, 8/01/22		1,175	1,176,492
Initial Term B-3 Loan (First Lien), 4.65%, 8/01/21		21,915	21,951,610
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-7 Loan, 0.00% - 1.50%, 3/01/17		33,687	40,953,769
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		141,449	142,068,497

			206,150,368
Insurance — 0.0%
Alliant Holdings Intermediate LLC, Initial Term Loan, 4.39%, 8/12/22		7,823	7,856,457
IT Services — 0.1%
Neustar, Inc.:
Term Loan B1, 3.25%, 9/02/19		3,052	3,089,238
Term Loan B2, 3.75%, 3/01/24		8,325	8,418,286
Optiv, Inc., Initial Term Loan (First Lien), 4.25%, 2/01/24		13,511	13,570,178

			25,077,702
Life Sciences Tools & Services — 0.1%
InVentiv Group Holdings, Inc., Initial Term Loan, 4.80%, 11/09/23		8,704	8,722,074
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25% - 4.40%, 8/18/22		12,270	12,300,692

			21,022,766
Machinery — 0.3%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.15%, 12/13/19		30,040	28,137,888
Gates Global LLC, Initial Dollar Term Loan, 4.40%, 7/06/21		26,622	26,641,481

			54,779,369
Media — 0.3%
Altice U.S. Finance I Corp., Term Loan B, 2.25%, 7/28/25		7,881	7,868,706

Floating Rate Loan Interests (a)		Par (000)	Value
Media (continued)
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), Term Loan B, 2.25%, 7/15/25	USD	3,690	$3,684,037
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 7.73%, 1/30/19		56,159	48,132,591

			59,685,334
Oil, Gas & Consumable Fuels — 1.6%
California Resources Corp.:
Loan, 11.38%, 12/31/21		40,928	45,156,967
Term Loan, 3.98%, 9/24/19		31,069	30,097,766
Chesapeake Energy Corp., Class A Loan, 8.55%, 8/23/21		125,136	133,113,868
CITGO Holding, Inc., Term Loan, 9.65%, 5/12/18		10,497	10,645,330
Energy Transfer Equity LP, Loan, 3.54%, 2/02/24		16,709	16,653,996
Linn Energy Holdco II LLC, Term Loan, 8.33%, 2/27/21		7,054	7,089,186
Ultra Resources, Inc., Revolving Credit, 4.75%, 10/06/16 (c)(j)		50,400	51,597,000

			294,354,113
Pharmaceuticals — 0.0%
Alpha 3 BV (AKA Atotech), Initial Term B-1 Loan, 4.15%, 1/31/24		7,881	7,895,816
Software — 1.1%
BMC Software Finance, Inc., Initial U.S. Term Loan, 5.00%, 9/10/20		39,194	39,207,512
CCC Information Services, Inc.:
Term B Loan (First Lien), 4.25%, 4/15/24		12,209	12,254,784
Term B Loan (Second Lien), 8.00%, 4/15/25		2,137	2,158,370
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-6 Term Loan, 3.90%, 2/01/22		15,392	15,331,610
Information Resources, Inc. (FKA Symphonyiri Group, Inc.), Initial Term Loan (First Lien), 5.25%, 1/18/24		4,743	4,794,888
Kronos, Inc., Initial Term Loan (Second Lien), 9.28%, 11/01/24		35,598	36,688,367
TIBCO Software, Inc., Term B Loan, 5.50%, 12/04/20		10,780	10,885,693
Veritas U.S., Inc., Initial Dollar Term B-1 Loan, 6.77%, 1/27/23		84,852	84,039,472

			205,360,696
Specialty Retail — 0.1%
Neiman Marcus Group, Inc., Other Term Loan,, 4.25%, 10/25/20		18,640	14,952,153
Total Floating Rate Loan Interests — 7.9%			1,495,306,626

Foreign Agency Obligations
Canada — 0.1%
NOVA Chemicals Corp.:
5.25%, 8/01/23 (b)		12,623	12,907,017
5.00%, 5/01/25 (b)		9,634	9,802,595

			22,709,612
France — 0.1%
Areva SA, 4.88%, 9/23/24	EUR	8,500	9,226,514

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	55

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Foreign Agency Obligations		Par (000)	Value
Mexico — 0.0%
Petroleos Mexicanos, 5.38%, 3/13/22 (b)	USD	2,420	$2,534,950
Total Foreign Agency Obligations — 0.2%			34,471,076

Investment Companies		Shares
Pershing Square Holdings Ltd. (b)		14,000,000	14,296,100
SPDR S&P Oil & Gas Exploration & Production ETF (n)		239,422	8,963,960
Uranium Participation Corp.		1,150,920	3,513,731
Total Investment Companies — 0.1%			26,773,791

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.2%
Core Industrial Trust, Series 2015-CALW, Class G, 3.85%, 2/10/34 (a)(b)	USD	6,000	5,803,367
Credit Suisse Mortgage Capital Certificates, Series 2014-TIKI, Class F, 4.74%, 9/15/38 (a)(b)		2,330	2,311,522
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 3.38%, 12/15/34 (a)(b)		20,075	19,668,515
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 6/10/28 (a)(b)		1,000	990,594
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48 (a)		1,270	1,273,348

			30,047,346
Total Non-Agency Mortgage-Backed Securities — 0.2%			30,047,346

Other Interests (o)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (c)(j)		7,955	1
Lear Corp., Escrow (c)(j)		7,495	1

			2
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(j)		9,030	586,950
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(j)		5,675	368,875
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)		5,500	357,500
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(j)		2,520	163,800
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)		1,000	65,500

			1,542,625
Electric Utilities — 0.0%
Mirant America Corp., Escrow (b)(c)(j)		3,270	—
Mirant America, Inc., Escrow (b)(c)(j)		1,880	—
Mirant Americas Generation LLC, Escrow (c)(j)		1,215	—

			—

Other Interests		Beneficial Interest (000)	Value
Media — 0.0%
Adelphia Communications Corp., Escrow (c)(j)	USD	800	—
Adelphia Communications Corp., Escrow (c)(j)		325	$12
Century Communications, Escrow (c)(j)		625	—

			12
Total Other Interests — 0.0%			1,542,639

Preferred Securities		Par (000)

Capital Trusts
Banks — 1.9%
Allied Irish Banks PLC, 7.38% (a)(m)	EUR	2,400	2,710,747
Banco Bilbao Vizcaya Argentaria SA:
8.88% (a)(m)		600	700,122
7.00% (a)(m)		5,000	5,329,994
Banco Popular Espanol SA:
8.25% (a)(m)		400	391,090
11.50% (a)(m)		6,400	6,964,091
Banco Santander SA, 6.25% (a)(m)		5,500	5,794,251
Bank of America Corp.:
Series AA, 6.10% (a)(m)	USD	17,279	18,307,101
Series X, 6.25% (a)(m)		29,294	30,831,935
Series Z, 6.50% (a)(m)		13,736	14,989,410
Bank of Ireland, 7.38% (a)(m)	EUR	2,016	2,304,513
Barclays PLC, 7.25% (a)(m)	GBP	4,575	5,774,656
BNP Paribas SA, 7.20% (a)(m)	USD	1,100	1,214,125
Citigroup, Inc.:
5.95% (a)(m)		11,322	11,817,337
Series N, 5.80% (a)(m)		19,380	19,961,400
Series O, 5.88% (a)(m)		6,570	6,795,844
Series R, 6.13% (a)(m)		14,372	15,162,460
Cooperatieve Rabobank UA:
5.50% (a)(m)	EUR	2,300	2,527,257
6.63% (a)(m)		3,200	3,707,013
Danske Bank A/S, 5.75% (a)(m)		2,000	2,241,729
DNB Bank ASA, 6.50% (a)(m)	USD	2,025	2,113,594
Erste Group Bank AG, 8.88% (a)(m)	EUR	800	952,527
Intesa Sanpaolo SpA:
7.00% (a)(m)		5,900	6,368,284
7.75% (a)(m)		1,380	1,516,354
7.70% (a)(b)(m)	USD	4,900	4,679,500
JPMorgan Chase & Co.:
Series Q, 5.15% (a)(m)		14,285	14,409,994
Series U, 6.13% (a)(m)		7,098	7,523,880
Series V, 5.00% (a)(m)		22,540	22,793,575
Series X, 6.10% (a)(m)		28,382	29,992,679
National Westminster Bank PLC, 1.31% (a)(m)		1,800	1,449,002
Royal Bank of Scotland Group PLC, 8.63% (a)(m)		10,371	10,811,767
Santander UK Group Holdings PLC, 6.75% (a)(m)	GBP	2,600	3,256,262
Société Générale SA:
7.38% (a)(b)(m)	USD	2,000	2,031,200
8.88% (a)(m)	GBP	2,000	2,665,538
Swedbank AB, 6.00% (a)(m)	USD	600	614,250
U.S. Bancorp, Series J, 5.30% (a)(m)		26,720	27,221,000
UniCredit SpA, 9.25% (a)(m)	EUR	3,325	3,870,795

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Preferred Securities		Par (000)	Value
Banks (continued)
Wells Fargo & Co.:
Series S, 5.90% (a)(m)	USD	22,220	23,199,902
Series U, 5.88% (a)(m)		33,529	36,142,317

			359,137,495
Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series L, 5.70% (a)(m)		8,456	8,742,658
Morgan Stanley, Series H, 5.45% (a)(m)		8,391	8,542,877
UBS Group AG:
5.75% (a)(m)	EUR	5,350	6,170,267
7.00% (a)(m)	USD	1,775	1,908,125

			25,363,927
Chemicals — 0.0%
LANXESS AG, 4.50%, 12/06/76 (a)	EUR	1,975	2,252,517
Solvay Finance SA, 5.12% (a)(m)		4,136	4,820,189

			7,072,706
Diversified Financial Services — 0.1%
HBOS Capital Funding LP, 6.85% (m)	USD	2,050	2,079,733
Origin Energy Finance Ltd.:
7.88%, 6/16/71 (a)	EUR	1,000	1,133,457
4.00%, 9/16/74 (a)		1,950	2,111,470
RZB Finance Jersey IV Ltd., 1.62% (a)(m)		3,300	3,388,434

			8,713,094
Diversified Telecommunication Services — 0.0%
Koninklijke KPN NV, 6.13% (a)(m)		3,332	3,801,732
Orange SA:
4.00% (a)(m)		1,000	1,123,271
5.75% (a)(m)	GBP	1,500	2,020,296

			6,945,299
Electric Utilities — 0.1%
Enel SpA:
6.50%, 1/10/74 (a)	EUR	5,715	6,577,451
5.00%, 1/15/75 (a)		1,500	1,710,139
7.75%, 9/10/75 (a)	GBP	950	1,321,180
Gas Natural Fenosa Finance BV:
3.38% (a)(m)	EUR	4,100	4,260,592
4.13% (a)(m)		1,900	2,105,976

			15,975,338
Insurance — 0.1%
Assicurazioni Generali SpA, 6.42% (a)(m)	GBP	2,200	2,853,122
Credit Agricole SA, 6.50% (a)(m)	EUR	4,590	5,066,540
Ethias SA, 5.00%, 1/14/26		2,500	2,676,743

			10,596,405
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (b)(m)	USD	2,827	2,968,350
Oil, Gas & Consumable Fuels — 0.1%
DCP Midstream Operating LP, 5.85%, 5/21/43 (a)(b)		2,865	2,614,313
Repsol International Finance BV:
3.88% (a)(m)	EUR	2,900	3,205,877
4.50%, 3/25/75 (a)		5,349	5,776,518
TOTAL SA, 3.88% (a)(m)		5,475	6,199,183

			17,795,891
Wireless Telecommunication Services — 0.1%
Telefonica Europe BV:
3.75% (a)(m)		1,500	1,604,205
4.20% (a)(m)		11,600	12,934,882
5.00% (a)(m)		2,400	2,705,882

Preferred Securities		Par (000)	Value
Wireless Telecommunication Services (continued)
6.50% (a)(m)	EUR	1,000	$1,141,942
6.75% (a)(m)	GBP	1,700	2,290,053

			20,676,964
Total Capital Trusts — 2.5%			475,245,469

Preferred Stocks	Shares
Banks — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15-12/07/15, cost $3,422,703) (c)(e)(m)	3,446,312	3,384,623
Capital Markets — 0.2%
Morgan Stanley, Series K, 5.85% (m)	1,634,548	42,253,066
Diversified Financial Services — 0.0%
Concrete Investment II SCA (c)(m)	34,464	3,842,079
Hotels, Restaurants & Leisure — 0.7%
Amaya, Inc. (c)(k)(m)	131,343	125,451,651
Oil, Gas & Consumable Fuels — 0.2%
Halcon Resources Corp., 8.00%, 7/28/22	348	25,940,017
Total Preferred Stocks — 1.1%		200,871,436

Trust Preferreds
Consumer Finance — 0.3%
GMAC Capital Trust I, Series 2, 6.82%, 2/15/40 (a)	2,348,443	59,720,905
Total Preferred Securities — 3.9%		735,837,810

Warrants
Media — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 6/22/19) (c)	11,931	1,551
Oil, Gas & Consumable Fuels — 0.0%
Peninsula Energy Ltd. (Expires 12/31/17) (c)(g)	1,961,180	—
Peninsula Energy Ltd. (Expires 12/31/18) (c)(g)	3,502,309	214,061

		214,061
Total Warrants — 0.0%		215,612
Total Long-Term Investments (Cost — $18,199,818,414) — 98.0%		18,505,991,743

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (p)(q)	262,805,778	262,805,778
SL Liquidity Series, LLC, Money Market Series, 1.11% (p)(q)(r)	7,604,526	7,605,286
Total Short-Term Securities (Cost — $270,411,818) — 1.4%		270,411,064

Options Purchased
(Cost — $7,937,785) — 0.0%		1,403,359
Total Investments Before Options Written (Cost — $18,478,168,017) — 99.4%		18,777,806,166

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	57

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Options Written	Value
(Premiums Received — $ 1,302,895) — (0.0)%	$(201,807)
Total Investments Net of Options Written — 99.4%	18,777,604,359
Other Assets Less Liabilities — 0.6%	116,496,691

Net Assets — 100.0%	$18,894,101,050

Notes to Consolidated Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Securities contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(e)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $3,482,870 and an original cost of $3,520,950 which was 0.02% of its net assets.

(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

(g)	During the six months ended March 31, 2017, investments in issuers that are affiliated persons and/or related parties of the Fund, as applicable, were as follows:

Affiliate	Shares Held at September 30, 2016	Shares Purchased	Shares Sold	Shares Held at March 31, 2017	Value at March 31, 2017	Change in Unrealized Appreciation (Depreciation)
Peninsula Energy Ltd.	13,944,024	—	—	13,944,024	$5,326,617	$(631,345)
Peninsula Energy Ltd., Warrants (Expires 12/31/17)	1,961,180	—	—	1,961,180	—	—
Peninsula Energy Ltd., Warrants (Expires 12/31/18)	3,502,309	—	—	3,502,309	214,061	(379)
Total					$5,540,678	$(631,724)

(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(j)	Issuer filed for bankruptcy and/or is in default.

(k)	Convertible security.

(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(m)	Perpetual security with no stated maturity date.

(n)	Security, or a portion of the security, is on loan.

(o)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(p)	During the six months ended March 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Shares Purchased		Shares Sold	Shares Held at March 31, 2017	Value at March 31, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	258,744,884	4,060,894	[2]	—	262,805,778	$262,805,778	$430,426		$2,427	—
SL Liquidity Series, LLC, Money Market Series	199,272,779	—		(191,668,253)[3]	7,604,526	7,605,286	448,104	[4]	28,302	$(754)
iShares iBoxx $ High Yield Corporate Bond ETF	1,707,968	6,295,612		(8,003,580)	—	—	2,812,740		(1,004,047)	(919,199)
Total						$270,411,064	$3,691,270		$(973,318)	$(919,953)

[1]	Includes net capital gain distributions.
[2]	Represents net shares purchased.
[3]	Represents net shares sold.
[4]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(q)	Current yield as of period end.

(r)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	0.75%	8/18/16	Open	$18,153,525	$18,238,998	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.00%	8/30/16	Open	7,166,090	7,208,688	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/30/16	Open	11,790,750	11,843,317	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/30/16	Open	2,744,820	2,757,057	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/30/16	Open	1,361,600	1,367,671	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	11/03/16	Open	7,652,610	7,676,365	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.00%	11/03/16	Open	21,869,670	21,869,670	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	11/03/16	Open	41,477,500	41,606,253	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	12/01/16	Open	2,012,920	2,017,827	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75%	3/20/17	Open	3,903,271	3,904,166	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50%	3/20/17	Open	4,887,555	4,888,302	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	(2.00)%	3/23/17	Open	392,450	392,450	Corporate Bonds	Open/Demand
RBC Europe Ltd.	(8.00)%	3/23/17	Open	727,606	719,580	Corporate Bonds	Open/Demand
RBC Europe Ltd.	(6.00)%	3/23/17	Open	3,080,199	3,046,222	Corporate Bonds	Open/Demand
Total				$127,220,566	$127,536,566

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(85)	Euro-Bobl	June 2017	USD	11,951,396	$77,904
(116)	Euro-Bund	June 2017	USD	19,975,592	163,370
(35)	Euro-OAT	June 2017	USD	5,490,196	8,560
(38)	Long Gilt British	June 2017	USD	6,074,095	(45,137)
(762)	Russell 2000 Mini Index	June 2017	USD	52,745,640	(664,197)
(2,441)	S&P 500 E-Mini Index	June 2017	USD	287,940,360	623,233
Total					$163,733

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,066,000	USD	1,318,118	BNP Paribas S.A.	4/05/17	$ 17,627
USD	11,417,835	AUD	14,898,000	Citibank N.A.	4/05/17	36,764
USD	139,075,819	CAD	184,150,000	HSBC Bank PLC	4/05/17	591,402
USD	679,786,140	EUR	640,320,000	Bank of America N.A.	4/05/17	(3,462,363)
USD	406,475	EUR	378,000	Barclays Bank PLC	4/05/17	3,133
USD	545,399	EUR	511,000	Citibank N.A.	4/05/17	140
USD	1,171,985	EUR	1,084,000	Credit Suisse International	4/05/17	15,311
USD	117,355	EUR	111,000	Goldman Sachs International	4/05/17	(1,086)
USD	3,153,040	EUR	2,935,000	Goldman Sachs International	4/05/17	21,271
USD	3,432,014	EUR	3,212,000	Goldman Sachs International	4/05/17	4,675
USD	1,359,873	EUR	1,258,000	HSBC Bank PLC	4/05/17	17,534
USD	666,760	EUR	631,000	Morgan Stanley & Co. International PLC	4/05/17	(6,544)
USD	858,691	EUR	809,000	Morgan Stanley & Co. International PLC	4/05/17	(4,546)
USD	1,786,135	EUR	1,688,000	Morgan Stanley & Co. International PLC	4/05/17	(15,033)
USD	3,296,288	EUR	3,112,000	Morgan Stanley & Co. International PLC	4/05/17	(24,347)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	59

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,700,416	EUR	1,572,000	Nomura International PLC	4/05/17	$ 23,025
USD	2,351,279	EUR	2,214,000	Northern Trust Corp.	4/05/17	(11,152)
USD	7,199,506	EUR	6,805,000	Northern Trust Corp.	4/05/17	(61,716)
USD	2,129,975	EUR	2,013,000	Standard Chartered Bank	4/05/17	(17,981)
USD	2,378,157	EUR	2,250,000	Standard Chartered Bank	4/05/17	(22,688)
USD	2,507,674	EUR	2,369,000	Standard Chartered Bank	4/05/17	(20,149)
USD	2,523,742	EUR	2,378,000	Standard Chartered Bank	4/05/17	(13,685)
USD	5,164,348	EUR	4,874,000	Standard Chartered Bank	4/05/17	(36,416)
USD	107,986,684	GBP	86,844,000	Barclays Bank PLC	4/05/17	(832,738)
USD	2,994,720	GBP	2,466,000	Credit Suisse International	4/05/17	(95,290)
USD	3,148,583	GBP	2,572,000	HSBC Bank PLC	4/05/17	(74,248)
USD	3,746,422	GBP	3,048,000	UBS AG	4/05/17	(72,859)
USD	11,367,682	AUD	14,898,000	Citibank N.A.	5/04/17	(7,465)
USD	138,139,793	CAD	184,150,000	Westpac Banking Corp.	5/04/17	(402,416)
USD	726,642,488	EUR	678,864,000	Morgan Stanley & Co. International PLC	5/04/17	1,309,911
USD	105,199,994	GBP	84,305,000	Morgan Stanley & Co. International PLC	5/04/17	(510,315)
Total						$(3,652,244)

Exchange-Traded Options Purchased

Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
SPDR S&P 500 ETF Trust	Put	4/21/17	USD	230.00	11,871	$694,453

OTC Options Purchased

Description	Put/Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD	942.86	107	$1

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Citibank N.A.	Put	2.60%	Pay	3-month LIBOR	4/26/17	USD	166,200	$157,772
10-Year Interest Rate Swap	Citibank N.A.	Put	2.75%	Pay	3-month LIBOR	6/26/17	USD	166,200	551,133
Total									$708,905

Exchange-Traded Options Written

Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
SPDR S&P 500 ETF Trust	Put	4/21/17	USD	220.00	11,871	$(201,807)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
ITRAXX.XO.27.V1	5.00%	6/20/22	EUR	8,160	$(46,755)

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Chesapeake Energy Corp.	5.00%	12/20/21	CCC	USD	10,200	$171,227
CDX.NA.HY.28.V1	5.00%	6/20/22	B+	USD	514,603	2,944,847
Total						$3,116,074

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Charter Communication, Inc.	8.00%	Deutsche Bank AG	9/20/17	Not Rated	USD	16,770	$666,126	$(189)	$666,315
Hellenic Telecommunications Organization SA	5.00%	Goldman Sachs International	12/20/21	B+	EUR	1,650	137,169	92,944	44,225
Avis Budget Group, Inc.	5.00%	Barclays Bank PLC	6/20/22	BB-	USD	3,954	135,548	89,751	45,797
Garfunkelux Holdco 2 SA	5.00%	Credit Suisse International	6/20/22	B-	EUR	651	(47,629)	(44,168)	(3,461)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs International	6/20/22	B	USD	2,338	(146,351)	(158,215)	11,864
Total							$744,863	$(19,877)	$764,740

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)			Value	Premiums Received	Unrealized Appreciation (Depreciation)
iShares iBoxx High Yield Corp Bond Index	1-month LIBOR plus 1.45%[1]	Morgan Stanley & Co. International PLC	4/13/17		926	[2]	$ 1,459,667	—	$1,459,667
iShares iBoxx High Yield Corp Bond Index	1-month LIBOR minus 1.35%[1]	Goldman Sachs International	4/17/17		893	[2]	1,521,345	—	1,521,345
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	6/20/17	USD	92,000		1,578,582	$(219,191)	1,797,773
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	6/20/17	USD	60,000		333,058	(96,409)	429,467
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	6/20/17	USD	50,000		363,147	(83,111)	446,258
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	6/20/17	USD	74,400		704,763	(105,119)	809,882
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	6/20/17	USD	23,200		1,157,832	(21,668)	1,179,500
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	6/20/17	USD	34,500		1,575,451	(35,940)	1,611,391
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	6/20/17	USD	17,200		1,323,269	(5,561)	1,328,830
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	9/20/17	USD	50,000		265,345	(77,570)	342,915
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	9/20/17	USD	25,000		71,812	(44,326)	116,138
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	9/20/17	USD	34,500		279,332	(47,789)	327,121
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	9/20/17	USD	50,000		336,213	(81,726)	417,939

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	61

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)			Value	Premiums Received	Unrealized Appreciation (Depreciation)
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	9/20/17	USD	34,500		$ 231,987	$ (43,966)	$ 275,953
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	9/20/17	USD	60,000		333,058	(96,409)	429,467
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Citibank N.A.	12/20/17	USD	67,000		687,465	(146,633)	834,098
Morgan Stanley Energy Long Basket Index	Overnight OIS plus 0.25%[1]	Morgan Stanley & Co. International PLC	12/29/17		13,964	[2]	(130,717)	—	(130,717)
Total							$12,091,609	$(1,105,418)	$13,197,027

[1]	The Fund receives the total return of the reference entity and pays the floating rate.

[2]	Contract amount shown.

Transactions in Options Written for the Period Ended March 31, 2017

	Puts
		Notional (000)
			Premiums
	Contracts	USD	Received
Outstanding options, beginning of period	—	90,000	$171,000
Options written	75,086	—	7,115,480
Options expired	—	(90,000)	(171,000)
Options closed	(63,215)	—	(5,812,585)
Outstanding options, end of period	11,871	—	$1,302,895

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$623,233	—	$249,834	—	$873,067
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$2,040,793	—	—	2,040,793
Options purchased	Investments at value — unaffiliated[2]	—	—	694,454	—	708,905	—	1,403,359
Swaps — centrally cleared	Net unrealized appreciation[1] Unrealized appreciation on OTC swaps;	—	$3,116,074	—	—	—	—	3,116,074
Swaps — OTC	Swap premiums paid	—	950,896	2,981,012	—	10,346,732	—	14,278,640
Total		—	$4,066,970	$4,298,699	$2,040,793	$11,305,471	—	$21,711,933

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$664,197	—	$45,137	—	$709,334
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$5,693,037	—	—	5,693,037
Options written	Options written at value	—	—	201,807	—	—	—	201,807
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$46,755	—	—	—	—	46,755
Swaps — OTC	Swap premiums received	—	206,033	—	—	1,236,135	—	1,442,168
Total		—	$252,788	$866,004	$5,693,037	$1,281,272	—	$8,093,101

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(37,668,065)	—	$ (480,868)	—	$ (38,148,933)
Forward foreign currency exchange contracts	—	—	—	$46,957,116	—	—	46,957,116
Options purchased[1]	—	$ (540,000)	(16,539,993)	—	9,628,728	—	(7,451,265)
Options written	—	171,000	5,205,786	—	—	—	5,376,786
Swaps	—	42,148,688	(1,274,941)	—	32,964,115	—	73,837,862

Total	—	$ 41,779,688	$(50,277,213)	$46,957,116	$ 42,111,975	—	$ 80,571,566

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ 12,139,105	—	$ 216,753	—	$ 12,355,858
Forward foreign currency exchange contracts	—	—	—	$(3,681,622)	—	—	(3,681,622)
Options purchased[2]	—	$ 464,485	(2,581,030)	—	(2,597,910)	—	(4,714,455)
Options written	—	(143,912)	1,101,088	—	—	—	957,176
Swaps	—	54,258	2,426,079	—	(17,889,162)	—	(15,408,825)

Total	—	$ 374,831	$ 13,085,242	$(3,681,622)	$(20,270,319)	—	$ (10,491,868)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$233,012,012
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,449,576,047
Average amounts sold — in USD	$659,059
Options:
Average value of option contracts purchased	$2,790,236
Average value of option contracts written	$263,135
Average notional value of swaption contracts purchased	$415,495,000
Credit default swaps:
Average notional value — buy protection	$4,352,557
Average notional value — sell protection	$663,990,418
Total return swaps:
Average notional value	$654,429,135

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 673,037		$ 119,923
Forward foreign currency exchange contracts	2,040,793		5,693,037
Options	1,403,359	[1]	201,807
Swaps — centrally cleared	79,327		—
Swaps — OTC[2]	14,278,640		1,442,168

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$18,475,156		$7,456,935
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,446,817)		(321,730)

Total derivative assets and liabilities subject to an MNA	$17,028,339		$7,135,205

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	63

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,5]
Barclays Bank PLC	$ 138,681	$ (138,681)	—	—	—
BNP Paribas S.A.	17,627	—	—	—	$ 17,627
Citibank N.A.	1,579,907	(154,098)	—	$ (1,425,809)	—
Credit Suisse International	15,311	(15,311)	—	—	—
Deutsche Bank AG	666,315	(189)	—	(666,126)	—
Goldman Sachs & Co.	1	—	—	—	1
Goldman Sachs International	7,247,724	(903,104)	—	(4,100,000)	2,244,620
HSBC Bank PLC	608,936	(74,248)	—	—	534,688
JPMorgan Chase Bank N.A.	327,121	(47,789)	—	—	279,332
Morgan Stanley & Co. International PLC	6,403,691	(858,695)	—	(3,880,000)	1,664,996
Nomura International PLC	23,025	—	—	—	23,025

Total	$17,028,339	$(2,192,115)	—	$(10,071,935)	$4,764,289

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4,5]
Bank of America N.A.	$3,462,363	—	—	—	$3,462,363
Barclays Bank PLC	832,738	$ (138,681)	—	—	694,057
Citibank N.A.	154,098	(154,098)	—	—	—
Credit Suisse International	142,919	(15,311)	—	—	127,608
Deutsche Bank AG	189	(189)	—	—	—
Goldman Sachs International	903,104	(903,104)	—	—	—
HSBC Bank PLC	74,248	(74,248)	—	—	—
JPMorgan Chase Bank N.A.	47,789	(47,789)	—	—	—
Morgan Stanley & Co. International PLC	858,695	(858,695)	—	—	—
Northern Trust Corp.	72,868	—	—	—	72,868
Standard Chartered Bank	110,919	—	—	—	110,919
UBS AG	72,859	—	—	—	72,859
Westpac Banking Corp.	402,416	—	—	—	402,416

Total	$7,135,205	$(2,192,115)	—	—	$4,943,090

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collaterized.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$498,366,579	$41,784,144	$540,150,723
Common Stocks[1]	$178,807,100	36,545,369	44,232,181	259,584,650
Corporate Bonds[1]	—	15,350,136,986	31,924,484	15,382,061,470
Floating Rate Loan Interests[1]	—	1,474,786,561	20,520,065	1,495,306,626
Foreign Agency Obligations	—	34,471,076	—	34,471,076
Investment Companies	12,477,691	14,296,100	—	26,773,791
Non-Agency Mortgage-Backed Securities	—	30,047,346	—	30,047,346
Other Interests[1]	—	1,542,625	14	1,542,639
Preferred Securities[1]	101,973,971	501,185,486	129,293,730	732,453,187
Warrants[1]	—	214,061	1,551	215,612
Short-Term Securities	262,805,778	—	—	262,805,778
Options Purchased:
Equity contracts	694,453	—	1	694,454
Interest rate contracts	—	708,905	—	708,905

Subtotal	$556,758,993	$17,942,301,094	$267,756,170	$18,766,816,257

Investments Valued at NAV[2]:				10,989,909

Total investments				$18,777,806,166

Derivative Financial Instruments[3]
Assets:
Credit contracts	—	$3,884,275	—	$3,884,275
Equity contracts	$623,233	2,981,012	—	3,604,245
Foreign currency exchange contracts	—	2,040,793	—	2,040,793
Interest rate contracts	249,834	10,346,732	—	10,596,566
Liabilities:
Credit contracts	—	(50,216)	—	(50,216)
Equity contracts	(866,004)	—	—	(866,004)
Foreign currency exchange contracts	—	(5,693,037)	—	(5,693,037)
Interest rate contracts	(45,137)	(130,717)	—	(175,854)

Total	$(38,074)	$13,378,842	—	$13,340,768

[1] See above Schedule of Investments for values in each industry.

[2] As of March 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]      Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $127,536,566 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	65

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Options Purchased	Total
Assets:
Opening Balance, as of September 30, 2016	$133,390,496	$26,730,409	$41,647,287	$61,251,453	$24,587,518	$121,223,844	$18,736	$1	$408,849,744
Transfers into Level 3	—	—	2	—	—	—	—	—	2
Transfers out of Level 3	(108,611,140)	—	(8,407,667)	(50,817,851)	—	—	—	—	(167,836,658)
Accrued discounts/premiums	30,956	—	—	(35,713)	—	—	—	—	(4,757)
Net realized gain (loss)	(16,558)	—	(1,123,176)	65,868	28,613,090	—	—	—	27,539,224
Net change in unrealized appreciation (depreciation)[1,2]	692,539	3,218,574	1,017,769	127,887	(14,987,192)	8,069,886	(17,185)	—	(1,877,722)
Purchases	33,919,051	14,283,198	—	14,299,450	—	—	—	—	62,501,699
Sales	(17,621,200)	—	(1,209,731)	(2,091,121)	(38,213,402)	—	—	—	(59,135,454)
Maturity	—	—	—	(2,279,908)	—	—	—	—	(2,279,908)

Closing Balance, as of March 31, 2017	$41,784,144	$44,232,181	$31,924,484	$20,520,065	$14	$129,293,730	$1,551	$1	$267,756,170

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017[2]	$469,082	$3,218,574	$(105,405)	$136,559	$(4)	$8,069,886	$(17,185)	—	$11,771,507

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017, is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments March 31, 2017 (Unaudited)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Allegro CLO II Ltd., Series 2014-1A, Class A1R, 2.33%, 1/21/27 (a)	USD	5,600	$5,601,288
ALM VI Ltd., Series 2012-6A, Class A2R, 2.97%, 7/15/26 (a)(b)		3,000	3,001,542
AmeriCredit Automobile Receivables Trust:
Series 2016-3, Class A3, 1.46%, 5/10/21		23,030	22,963,660
Series 2017-1, Class A3 1.87%, 8/18/21		3,610	3,605,803
AMMC CLO XII Ltd., Series 2013-12A, Class B, 2.93%, 5/10/25 (a)(b)		5,000	5,002,036
AMMC CLO XIII Ltd., Series 2013-13A, Class A1L, 2.49%, 1/26/26 (a)(b)		4,000	4,019,371
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1, 2.21%, 7/13/25 (a)(b)		7,000	7,003,741
Apidos CLO XIX, Series 2014-19A, Class A1R, 2.23%, 10/17/26 (a)(b)		2,968	2,970,570
Apidos CLO XX, Series 2015-20A, Class A1R, 2.35%, 1/16/27 (a)(b)		5,500	5,510,594
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.47%, 9/15/26 (a)(b)		8,830	8,830,000
Ares IIIR/IVR CLO Ltd., Series 2007-3RA, Class A2, 1.24%, 4/16/21 (a)(b)		1,088	1,087,706
Ares XXVII CLO Ltd., Series 2013-2A, Class Al, 2.29%, 7/28/25 (a)(b)		8,000	8,015,359
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class B, 2.74%, 8/18/25 (a)(b)		1,000	993,087
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1L, 2.54%, 2/17/26 (a)(b)		10,000	10,000,135
Atrium XII, Series 12A, Class C, 4.09%, 10/22/26 (a)(b)		1,250	1,255,720
AUTO ABS FCT Compartiment, Series 2013-2, Class A, 0.48%, 1/27/23 (b)	EUR	1,122	1,198,435
Avery Point CLO Ltd., Series 2014-1A, Class AR, 0.00%, 4/25/26 (a)(b)	USD	4,000	4,000,000
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		11,672	11,524,518
Ballyrock CLO Ltd., Series 2016-1A, Class A, 2.41%, 10/15/28 (a)(b)		5,000	5,062,407
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 2.22%, 7/15/24 (a)(b)		17,650	17,653,262
Betony CLO Ltd., Series 2015-1A, Class CR, 3.87%, 4/15/27 (a)(b)		1,500	1,506,322
BlueMountain CLO Ltd.:
Series 2012-1A, Class A, 2.35%, 7/20/23 (a)(b)		6,379	6,385,237
Series 2013-3A, Class A, 2.44%, 10/29/25 (a)(b)		12,500	12,531,173
Series 2013-4A, Class A, 2.52%, 4/15/25 (a)(b)		6,500	6,500,263
Series 2013-4A, Class AR, 2.17%, 4/15/25 (a)(b)		6,500	6,500,000
Series 2014-1A, Class A1R, 2.28%, 4/30/26 (a)(b)		2,500	2,509,098
Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23		20,000	20,059,918
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2A, Class B1R, 3.13%, 7/20/23 (a)(b)		5,500	5,521,717
Series 2014-1A, Class AR, 2.32%, 4/17/25 (a)(b)		9,185	9,204,317
Series 2014-3A, Class A1AR, 2.19%, 2/24/29 (a)(b)		14,750	14,750,000
Series 2014-3A, Class BR, 3.30%, 2/24/29 (a)(b)		1,000	1,002,391
Series 2014-3AR, Class A2R, 2.59%, 7/27/26 (a)		3,500	3,500,000

Asset-Backed Securities		Par (000)	Value
CarMax Auto Owner Trust:
Series 2014-4, Class C, 2.44%, 11/16/20	USD	3,500	$3,511,086
Series 2016-2, Class A3, 1.52%, 2/16/21		12,810	12,765,160
Catamaran CLO Ltd., Series 2012-1A, Class BR, 2.87%, 12/20/23 (a)(b)		3,500	3,496,088
Cedar Funding VI CLO Ltd., Series 2016-6A, Class A1, 2.34%, 10/20/28 (a)(b)		2,250	2,258,778
Chase Issuance Trust, Series 2016-A2, Class A, 1.37%, 6/15/21		40,610	40,339,554
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 1.88%, 6/15/28 (a)		34,640	34,542,107
CIFC Funding Ltd.:
Series 2012-2A, Class A1R, 2.46%, 12/05/24 (a)(b)		19,005	19,010,536
Series 2012-3A, Class A1R, 2.24%, 1/29/25 (a)(b)		9,000	9,005,128
Series 2012-3A, Class A3R, 3.74%, 1/29/25 (a)(b)		1,750	1,754,297
Series 2013-1A, Class A2, 2.92%, 4/16/25 (a)(b)		3,000	3,003,126
Series 2014-3A, Class B1, 2.88%, 7/22/26 (a)(b)		1,000	1,002,634
Series 2014-4A, Class A1R, 2.38%, 10/17/26 (a)(b)		14,500	14,549,752
Citigroup Commercial Mortgage Trust, Series 2010-RR3, Class MLSR, 5.75%, 6/14/50 (a)(b)		1,454	1,454,812
CNH Equipment Trust, Series 2016-B, Class A3, 1.63%, 8/15/21		17,920	17,897,245
Colony American Homes, Series 2015-1A, Class A, 1.97%, 7/17/32 (a)(b)		14,374	14,414,745
Conseco Financial Corp., Series 1993-4, Class A5, 7.05%, 1/15/19		2	1,768
Credit Acceptance Auto Loan Trust:
Series 2015-1A, Class A, 2.00%, 7/15/22 (a)		16,518	16,546,941
Series 2016-2A, Class A, 2.42%, 11/15/23 (a)		37,760	37,804,587
Series 2017-1A, Class A, 2.56%, 3/15/20 (a)		18,130	18,120,636
Discover Card Execution Note Trust:
Series 2015-A2, Class A, 1.90%, 10/17/22		17,085	17,070,018
Series 2016-A4, Class A4, 1.39%, 3/15/22		28,000	27,748,596
Drive Auto Receivables Trust:
Series 2015-AA, Class B, 2.28%, 6/17/19 (a)		887	887,060
Series 2017-AA, Class A3, 1.77%, 1/15/20 (a)		11,780	11,780,016
Dryden 25 Senior Loan Fund, Series 2012-25A, Class AR, 2.22%, 1/15/25 (a)(b)		30,600	30,606,340
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74%, 2/22/22 (a)		23,480	23,429,544
Series 2016-2, Class A3, 2.04%, 2/22/22 (a)		13,010	12,908,921
Series 2017-1, Class A2 2.13%, 7/20/22 (a)		6,900	6,906,612
Series 2017-1, Class A3, 2.60%, 7/20/22 (a)		4,260	4,246,638
Flatiron CLO Ltd., Series 2011-1A, Class A, 2.57%, 1/15/23 (a)(b)		961	960,780
Ford Credit Auto Owner Trust:
Series 2016-B, Class A3, 1.33%, 10/15/20		30,334	30,189,477

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	67

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2016-C, Class A4, 1.40%, 2/15/22	USD	15,540	$15,307,543
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class A2R, 2.83%, 4/20/23 (a)(b)		8,250	8,240,912
Series 2012-7A, Class BR, 3.53%, 4/20/23 (a)(b)		6,800	6,809,872
Series 2012-7A, Class CR, 4.48%, 4/20/23 (a)(b)		2,100	2,104,375
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 2.19%, 4/25/25 (a)(b)		5,000	4,998,293
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class AR, 2.24%, 4/19/26 (a)(b)		4,000	3,999,939
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, 2.49%, 3/15/27 (a)(b)		15,920	15,911,085
Honda Auto Receivables Owner Trust:
Series 2016-2, Class A3, 1.39%, 4/15/20		25,430	25,379,557
Series 2016-4, Class A4, 1.36%, 1/18/23		11,370	11,210,590
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.82%, 3/15/21 (a)		1,940	1,938,255
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.50%, 1/15/24 (a)(b)		64	62,172
LCM XII LP, Series 12A, Class AR, 2.28%, 10/19/22 (a)(b)		22,912	22,914,643
LCM XIV LP, Series 14A, Class A, 2.17%, 7/15/25 (a)(b)		2,100	2,101,481
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		13,639	13,387,648
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, 2.27%, 7/20/26 (a)(b)		5,000	5,006,981
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 4.63%, 7/20/26 (a)(b)		1,750	1,750,057
Mercedes-Benz Master Owner Trust, Series 2016-BA, Class A, 1.47%, 5/17/21 (a)(b)		25,457	25,621,867
Navient Private Education Loan Trust, Series 2014-CTA, Class A, 1.47%, 9/16/24 (a)(b)		1,361	1,363,102
Neuberger Berman CLO XIII Ltd., Series 2012-13A, Class B, 3.34%, 1/23/24 (a)(b)		8,600	8,598,143
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class A1R, 2.47%, 4/15/26 (a)(b)		3,050	3,057,187
NextGear Floorplan Master Owner Trust:
Series 2014-1A, Class A, 1.92%, 10/15/19 (a)		25,820	25,846,577
Series 2014-1A, Class B, 2.61%, 10/15/19 (a)		3,285	3,281,430
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A3, 1.32%, 1/15/21		34,630	34,438,558
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.54%, 6/15/21		21,120	20,959,929
OCP CLO Ltd., Series 2015-8A, Class A1, 2.55%, 4/17/27 (a)(b)		2,500	2,499,949
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, 2.72%, 10/25/25 (a)(b)		42,500	42,521,250
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		4,916	4,916,799

Asset-Backed Securities		Par (000)	Value
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)	USD	10,852	$10,869,893
OZLM VII Ltd., Series 2014-7A, Class AAR, 0.00%, 7/17/26 (a)(b)		6,200	6,200,000
OZLM XV Ltd., Series 2016-15A, Class A2A, 3.02%, 1/20/29 (a)(b)		2,500	2,491,539
Palmer Square CLO Ltd., Series 2014-1A, Class A1R, 2.39%, 1/17/27 (a)(b)		15,000	14,990,553
PFS Financing Corp.:
Series 2015-AA, Class A, 1.39%, 4/15/20 (a)(b)		10,015	10,011,872
Series 2016-BA, Class A, 1.87%, 10/15/19 (a)		5,130	5,077,110
Pinnacle Park CLO Ltd., Series 2014-1A, Class CR, 3.60%, 4/15/26 (a)(b)		1,000	1,004,596
Race Point VII CLO Ltd.:
Series 2012-7A, Class AR, 1.20%, 11/08/24 (a)(b)		17,151	17,154,210
Series 2012-7A, Class CR, 3.69%, 11/08/24 (a)(b)		3,200	3,207,365
Regatta V Funding Ltd., Series 2014-1A, Class A1AR, 0.00%, 10/25/26 (a)(b)		4,600	4,600,000
Santander Drive Auto Receivables Trust:
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		6,623	6,655,339
Series 2014-2, Class C, 2.33%, 11/15/19		4,222	4,240,100
Series 2014-4, Class C, 2.60%, 11/16/20		10,065	10,126,918
Series 2016-2, Class A3, 1.56%, 5/15/20		9,050	9,052,167
Series 2017-1, Class A3, 1.77%, 9/15/20		3,430	3,427,358
Sheridan Square CLO Ltd., Series 2013-1A, Class A1, 2.07%, 4/15/25 (a)(b)		3,300	3,299,775
Silver Bay Realty Trust, Series 2014-1, Class A, 1.77%, 9/17/31 (a)(b)		10,742	10,748,634
SLC Private Student Loan Trust, Series 2006-A, Class A5, 1.19%, 7/15/36 (b)		737	736,543
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 1.36%, 3/15/22 (b)		868	864,983
Series 2004-A, Class A3, 1.36%, 6/15/33 (b)		2,824	2,734,733
Series 2004-B, Class A3, 1.29%, 3/15/24 (b)		5,931	5,788,149
Series 2005-B, Class A2, 1.14%, 3/15/23 (b)		499	499,445
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 3.27%, 1/15/43 (a)(b)		6,258	6,543,031
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		6,231	6,477,543
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		5,364	5,470,753
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		4,054	4,095,087
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		3,500	3,484,754
Series 2014-A, Class A2B, 1.92%, 1/15/26 (a)(b)		2,500	2,525,795
SLM Student Loan Trust, Series 2013-4, Class A, 1.33%, 6/25/43 (b)		9,010	8,794,187
SMB Private Education Loan Trust:
Series 2016-A, Class A2A, 2.70%, 5/15/31 (a)		8,480	8,473,202
Series 2016-B, Class A2A, 2.43%, 2/17/32 (a)		6,925	6,833,820

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Asset-Backed Securities		Par (000)	Value
SoFi Professional Loan Program LLC:
Series 2015-A, Class A1, 1.97%, 3/25/33 (a)(b)	USD	10,121	$10,253,177
Series 2015-D, Class A2, 2.72%, 10/27/36 (a)		14,437	14,500,093
Series 2016-A, Class A2, 2.76%, 12/26/36 (a)		6,865	6,918,112
Series 2016-C, Class A2B, 2.36%, 12/27/32 (a)		3,820	3,769,521
Series 2016-D, Class A2A, 1.53%, 4/25/33 (a)		8,287	8,264,544
Series 2016-D, Class A2B, 2.34%, 4/25/33 (a)		3,440	3,377,646
Series 2016-E, Class A2B, 2.49%, 1/25/36 (a)		2,290	2,270,482
Soundview Home Loan Trust, Series 2003-2, Class A2, 2.08%, 11/25/33 (b)		647	639,723
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		10,000	10,094,784
SWAY Residential Trust, Series 2014-1, Class A, 2.07%, 1/17/32 (a)(b)		12,381	12,408,213
Symphony CLO XI Ltd., Series 2013-11A, Class A, 2.32%, 1/17/25 (a)(b)		6,110	6,116,293
Synchrony Credit Card Master Note Trust:
Series 2015-2, Class A, 1.60%, 4/15/21		8,325	8,329,398
Series 2016-2, Class A, 2.21%, 5/15/24		56,040	55,811,446
Series 2016-3, Class A, 1.58%, 9/15/22		17,720	17,578,594
Toyota Auto Receivables Owner Trust:
Series 2016-B, Class A3, 1.30%, 4/15/20		12,080	12,041,059
Series 2016-B, Class A4, 1.52%, 8/16/21		13,190	13,110,889
Tryon Park CLO Ltd., Series 2013-1A, Class A1, 2.14%, 7/15/25 (a)(b)		5,070	5,072,763
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, 2.51%, 4/20/26 (a)(b)		3,900	3,901,642
Voya CLO Ltd.:
Series 2013-1A, Class A1, 2.16%, 4/15/24 (a)(b)		2,500	2,501,605
Series 2013-3A, Class A1, 2.47%, 1/18/26 (a)(b)		25,000	25,001,383
Series 2013-3A, Class A1R, 0.00%, 1/18/26 (a)(b)		33,325	33,325,000
Series 2013-3A, Class A2, 2.82%, 1/18/26 (a)(b)		5,000	4,999,989
Series 2013-3A, Class A2R, 2.66%, 1/18/26 (a)(b)		6,000	6,000,000
Series 2014-3A, Class A2A, 2.94%, 7/25/26 (a)(b)		1,840	1,839,262
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59%, 5/20/25 (a)		3,840	3,840,164
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.03%, 4/15/25		27,060	26,657,583
Total Asset-Backed Securities — 28.4%			1,436,813,665

Corporate Bonds
Air Freight & Logistics — 0.1%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)		285	285,536
FedEx Corp., 4.40%, 1/15/47		2,230	2,168,055

			2,453,591
Airlines — 1.1%
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/20 (a)		6,332	6,545,878

Corporate Bonds		Par (000)	Value
Airlines (continued)
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 5/10/20	USD	248	$246,388
Continental Airlines Pass-Through Trust:
Series 2000-1, Class B, 8.39%, 11/01/20		139	141,048
Series 2003-ERJ1, Class RJO3, 7.88%, 7/02/18		77	79,142
Series 2009-2, Class B, 9.25%, 5/10/17		6,058	6,109,113
Delta Air Lines Pass-Through Trust, Series 2012-1, Class B, 6.88%, 5/07/19 (a)		3,067	3,251,253
Delta Air Lines, Inc.:
2.88%, 3/13/20		2,410	2,429,510
3.63%, 3/15/22		3,255	3,322,722
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 11/20/21		676	729,600
U.S. Airways Pass-Through Trust:
Series 2011-1, Class B, 9.75%, 10/22/18		9,814	10,893,167
Series 2012-1, Class B, 8.00%, 10/01/19		4,909	5,302,001
Series 2012-2, Class C , 5.45%, 6/03/18		1,500	1,541,250
Virgin Australia Trust:
Series 2013-1A, 5.00%, 10/23/23 (a)		5,306	5,518,050
Series 2013-1B, 6.00%, 10/23/20 (a)		8,053	8,214,270

			54,323,392
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		7,040	7,110,400
Automobiles — 0.4%
BMW U.S. Capital LLC, 2.15%, 4/06/20 (a)		6,640	6,640,857
Ford Motor Credit Co. LLC, 1.90%, 8/12/19		3,450	3,417,121
Volkswagen Group of America Finance LLC, 1.65%, 5/22/18 (a)		10,980	10,948,147

			21,006,125
Banks — 10.3%
Bank of America Corp.:
2.25%, 4/21/20		11,825	11,793,664
3.12%, 1/20/23 (b)		12,690	12,755,214
Series L, 2.60%, 1/15/19		28,700	28,998,824
Series L, 2.65%, 4/01/19		27,650	28,004,722
Bank of Montreal, 2.50%, 1/11/22 (a)		35,000	35,079,695
Bank of Nova Scotia, 1.88%, 4/26/21		27,330	26,792,965
Barclays PLC:
2.75%, 11/08/19		7,549	7,603,776
3.68%, 1/10/23		4,275	4,295,259
BNP Paribas SA, 3.80%, 1/10/24 (a)		5,395	5,368,705
CIT Group, Inc., 5.25%, 3/15/18		15,000	15,403,125
Citigroup, Inc.:
2.45%, 1/10/20		3,340	3,354,272
2.48%, 9/01/23 (b)		13,120	13,491,296
Citizens Bank N.A.:
2.30%, 12/03/18		6,790	6,823,882
2.25%, 3/02/20		4,095	4,089,120
DNB Boligkreditt AS, 2.00%, 5/28/20 (a)		35,335	35,162,565
Fifth Third Bancorp, 2.88%, 7/27/20		716	727,392
Fifth Third Bank, 1.63%, 9/27/19		9,255	9,141,811
HSBC Holdings PLC:
2.95%, 5/25/21		12,000	12,058,944
3.26%, 3/13/23 (b)		4,355	4,379,249
Huntington National Bank, 2.38%, 3/10/20		8,680	8,710,467
ING Groep NV, 3.15%, 3/29/22		4,740	4,751,049

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	69

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Banks (continued)
JPMorgan Chase & Co.:
2.20%, 10/22/19	USD	48,275	$48,509,182
2.95%, 10/01/26		12,490	11,875,042
Lloyds Banking Group PLC, 3.00%, 1/11/22		20,220	20,104,443
Mitsubishi UFJ Financial Group, Inc., 3.00%, 2/22/22		5,370	5,405,077
Mizuho Financial Group, Inc., 2.95%, 2/28/22		9,915	9,918,550
National Australia Bank Ltd., 2.40%, 12/07/21 (a)		30,000	29,847,870
Royal Bank of Canada, 2.10%, 10/14/20		19,225	19,147,908
Santander Holdings USA, Inc., 3.70%, 3/28/22 (a)		5,480	5,498,911
Santander UK Group Holdings PLC:
2.88%, 8/05/21		3,000	2,960,958
3.57%, 1/10/23		1,715	1,714,962
Sumitomo Mitsui Financial Group, Inc., 2.85%, 1/11/22		15,220	15,245,417
Toronto-Dominion Bank:
2.25%, 3/15/21 (a)		10,640	10,608,591
2.50%, 1/18/22 (a)		17,000	17,029,835
Wells Fargo & Co.:
2.15%, 1/30/20		20,560	20,603,464
3.07%, 1/24/23		9,230	9,286,137
3.00%, 10/23/26		6,860	6,568,128
Westpac Banking Corp., 1.60%, 8/19/19		8,000	7,914,608

			521,025,079
Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/01/46		3,010	3,252,979
Central American Bottling Corp., 5.75%, 1/31/27 (a)		528	547,251
Constellation Brands, Inc., 7.25%, 5/15/17		1,214	1,220,745

			5,020,975
Biotechnology — 0.3%
AbbVie, Inc., 2.50%, 5/14/20		6,460	6,504,044
Gilead Sciences, Inc., 4.15%, 3/01/47		6,470	6,033,747

			12,537,791
Capital Markets — 3.3%
Credit Suisse AG, 2.30%, 5/28/19		25,880	25,978,085
Credit Suisse Group AG, 3.57%, 1/09/23 (a)		14,810	14,786,585
Goldman Sachs Group, Inc.:
2.90%, 7/19/18		19,661	19,915,610
2.30%, 12/13/19		3,060	3,061,867
2.60%, 4/23/20		1,120	1,126,309
3.00%, 4/26/22		17,090	17,131,853
3.50%, 11/16/26		4,325	4,228,193
Moody’s Corp., 2.75%, 12/15/21		1,135	1,133,237
Morgan Stanley:
2.45%, 2/01/19		7,000	7,062,909
2.38%, 7/23/19		52,147	52,468,747
3.13%, 7/27/26		4,615	4,404,902
UBS Group Funding Jersey Ltd., 2.65%, 2/01/22 (a)		3,100	3,039,144
UBS Group Funding Switzerland AG, 3.49%, 5/23/23 (a)		9,930	9,994,088

			164,331,529
Commercial Services & Supplies — 0.2%
Aviation Capital Group Corp.:
4.63%, 1/31/18 (a)		1,000	1,021,643
2.88%, 1/20/22 (a)		7,630	7,577,254
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 7/20/23 (a)		48	49,200

			8,648,097

Corporate Bonds		Par (000)	Value
Communications Equipment — 0.1%
Harris Corp., 2.00%, 4/27/18	USD	6,000	$6,007,854
Construction Materials — 0.0%
Cemex Finance LLC, 9.38%, 10/12/22 (a)		339	366,290
Tecnoglass, Inc., 8.20%, 1/31/22 (a)		1,016	1,061,720

			1,428,010
Consumer Finance — 3.2%
Ally Financial, Inc.:
6.25%, 12/01/17		3,254	3,339,450
3.25%, 2/13/18		7,000	7,045,850
Capital One Financial Corp., 3.05%, 3/09/22		4,500	4,497,295
Capital One N.A.:
2.35%, 8/17/18		40,050	40,302,275
2.35%, 1/31/20		7,215	7,216,501
Ford Motor Credit Co. LLC:
2.94%, 1/08/19		4,000	4,054,640
2.02%, 5/03/19		2,995	2,980,642
2.68%, 1/09/20		22,785	22,947,206
General Motors Financial Co., Inc.:
3.25%, 5/15/18		1,450	1,469,917
3.10%, 1/15/19		15,690	15,943,111
2.40%, 5/09/19		2,525	2,530,431
3.15%, 1/15/20		5,000	5,085,630
3.70%, 11/24/20		4,750	4,890,619
3.20%, 7/06/21		3,240	3,252,293
3.45%, 1/14/22		5,485	5,530,405
Navient Corp., 5.00%, 6/15/18		7,000	7,026,250
Nissan Motor Acceptance Corp.:
2.00%, 3/08/19 (a)		7,210	7,210,678
2.25%, 1/13/20 (a)		5,100	5,104,835
Synchrony Financial:
1.88%, 8/15/17		6,700	6,702,492
2.60%, 1/15/19		6,785	6,837,991

			163,968,511
Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.25%, 7/01/20		3,540	3,689,204
3.50%, 5/26/22		3,605	3,632,485
BP Capital Markets PLC:
2.52%, 1/15/20		2,300	2,329,495
3.22%, 11/28/23		10,000	10,051,250
Deutsche Telekom International Finance BV, 2.82%, 1/19/22 (a)		4,000	3,976,976
Hyundai Capital America:
2.40%, 10/30/18 (a)		2,855	2,863,979
2.55%, 4/03/20 (a)		4,680	4,680,070
Shell International Finance BV, 4.38%, 3/25/20		6,225	6,633,049
Voya Financial, Inc., 2.90%, 2/15/18		20,183	20,366,685
WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (a)		7,665	7,666,893

			65,890,086
Diversified Telecommunication Services — 0.3%
AT&T Inc., 3.20%, 3/01/22		4,055	4,093,239
Frontier Communications Corp., 8.88%, 9/15/20		4,550	4,800,250
Verizon Communications, Inc., 4.50%, 9/15/20		7,530	8,014,804

			16,908,293
Electric Utilities — 0.2%
Emera U.S. Finance LP, 2.15%, 6/15/19		4,965	4,963,501

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (a)	USD	881	$934,441
Great Plains Energy, Inc., 2.50%, 3/09/20		3,660	3,675,409
Kentucky Power Co., 6.00%, 9/15/17 (a)		1,000	1,018,791
Pampa Energia SA, 7.50%, 1/24/27 (a)		681	689,683

			11,281,825
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.20%, 4/01/20		6,520	6,519,178
Equity Real Estate Investment Trusts (REITs) — 0.4%
HCP, Inc., 5.63%, 5/01/17		7,320	7,341,726
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,631,358
Trust F, 6.95%, 1/30/44		341	344,921
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18		11,890	11,907,419

			21,225,424
Food & Staples Retailing — 0.6%
Rite Aid Corp., 6.13%, 4/01/23 (a)		24,195	23,983,294
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19		5,229	5,298,875

			29,282,169
Food Products — 0.0%
Arcor SAIC, 6.00%, 7/06/23 (a)		426	452,625
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (a)		214	223,587
Minerva Luxembourg SA, 6.50%, 9/20/26 (a)		259	253,077

			929,289
Health Care Equipment & Supplies — 0.6%
Abbott Laboratories:
2.00%, 9/15/18		12,275	12,288,969
2.35%, 11/22/19		10,485	10,528,460
Stryker Corp., 2.00%, 3/08/19		4,710	4,722,562
Zimmer Biomet Holdings, Inc., 2.00%, 4/01/18		3,930	3,936,406

			31,476,397
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 3.95%, 10/15/20		4,525	4,760,943
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	3,140	4,276,851
Series M, 7.40%, 3/28/24		4,920	6,863,434

			15,901,228
Household Durables — 0.2%
D.R. Horton, Inc., 4.75%, 5/15/17	USD	1,980	1,986,568
Lennar Corp., 4.75%, 12/15/17		4,332	4,380,735
Toll Brothers Finance Corp., 8.91%, 10/15/17		1,710	1,774,125

			8,141,428
Household Products — 0.0%
Avon International Operations, Inc., 7.88%, 8/15/22 (a)		1,345	1,418,975
Independent Power and Renewable Electricity Producers — 0.1%
AES Panama SRL, 6.00%, 6/25/22 (a)		265	272,950
Genneia SA, 8.75%, 1/20/22 (a)		626	652,605
Inkia Energy Ltd., 8.38%, 4/04/21 (a)		338	346,450
Stoneway Capital Corp., 10.00%, 3/01/27 (a)		1,341	1,398,368

			2,670,373
Industrial Conglomerates — 0.1%
General Electric Co., 4.50%, 3/11/44		2,740	2,947,689

Corporate Bonds		Par (000)	Value
Insurance — 0.5%
American International Group, Inc.:
5.85%, 1/16/18	USD	7,010	$7,233,044
6.40%, 12/15/20		1,965	2,224,085
AXIS Specialty Finance PLC, 2.65%, 4/01/19		13,545	13,657,383

			23,114,512
Media — 1.4%
Cablevision SA, 6.50%, 6/15/21 (a)		354	372,939
Cablevision Systems Corp., 8.63%, 9/15/17		1,973	2,027,257
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20		2,633	2,708,404
6.48%, 10/23/45		6,055	6,971,339
Comcast Corp., 3.00%, 2/01/24		8,475	8,471,330
DISH DBS Corp.:
4.63%, 7/15/17		1,820	1,831,375
4.25%, 4/01/18		5,000	5,082,850
Interpublic Group of Cos., Inc., 2.25%, 11/15/17		13,816	13,862,394
Sky PLC:
6.10%, 2/15/18 (a)		9,277	9,609,905
2.63%, 9/16/19 (a)		20,595	20,715,810
Viacom, Inc., 2.75%, 12/15/19		1,150	1,158,402

			72,812,005
Oil, Gas & Consumable Fuels — 0.5%
Anadarko Petroleum Corp., 4.85%, 3/15/21		6,520	6,974,790
Apache Corp., 3.25%, 4/15/22		1,436	1,443,368
Devon Energy Corp., 3.25%, 5/15/22		2,075	2,055,566
Enterprise Products Operating LLC, 1.65%, 5/07/18		2,100	2,097,637
GNL Quintero SA:
4.63%, 7/31/29 (a)		434	443,765
4.63%, 7/31/29		253	258,693
Kinder Morgan Energy Partners LP, 6.50%, 4/01/20		2,725	3,015,766
Kinder Morgan, Inc., 3.05%, 12/01/19		2,420	2,460,748
Pioneer Natural Resources Co., 3.45%, 1/15/21		670	685,863
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/01/22		1,015	1,029,138
Raizen Fuels Finance SA, 5.30%, 1/20/27 (a)		489	495,113
TransCanada PipeLines Ltd., 6.50%, 8/15/18		4,415	4,687,856

			25,648,303
Paper & Forest Products — 0.0%
Suzano Austria GmbH, 5.75%, 7/14/26 (a)		635	646,747
Suzano Trading Ltd., 5.88%, 1/23/21 (a)		528	562,478

			1,209,225
Pharmaceuticals — 1.2%
Actavis Funding SCS, 2.45%, 6/15/19		1,650	1,659,616
Forest Laboratories LLC, 4.38%, 2/01/19 (a)		25,000	25,884,175
Shire Acquisitions Investments Ireland DAC:
1.90%, 9/23/19		17,970	17,840,490
2.40%, 9/23/21		4,535	4,434,840
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19		10,495	10,375,357

			60,194,478
Professional Services — 0.0%
Equifax, Inc., 2.30%, 6/01/21		1,100	1,083,148
Road & Rail — 0.8%
ERAC USA Finance LLC, 6.38%, 10/15/17 (a)		6,000	6,142,200

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	71

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (a)	USD	6,860	$7,134,400
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75%, 5/11/17 (a)		1,460	1,463,320
3.38%, 3/15/18 (a)		5,000	5,077,685
2.88%, 7/17/18 (a)		16,908	17,122,833
3.05%, 1/09/20 (a)		5,346	5,431,253

			42,371,691
Semiconductors & Semiconductor Equipment — 1.2%
Analog Devices, Inc., 3.50%, 12/05/26		2,050	2,030,269
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (a)		17,515	17,512,881
3.63%, 1/15/24 (a)		8,240	8,300,729
Lam Research Corp.:
2.75%, 3/15/20		7,863	7,954,360
2.80%, 6/15/21		1,820	1,826,636
Maxim Integrated Products, Inc., 2.50%, 11/15/18		18,000	18,147,096
NXP BV/NXP Funding LLC, 3.75%, 6/01/18 (a)		2,167	2,210,340

			57,982,311
Software — 0.2%
CA, Inc., 3.60%, 8/15/22		3,655	3,708,739
Microsoft Corp., 3.70%, 8/08/46		8,950	8,401,455

			12,110,194
Specialty Retail — 0.3%
QVC, Inc., 3.13%, 4/01/19		12,530	12,723,651
Technology Hardware, Storage & Peripherals — 0.5%
Hewlett Packard Enterprise Co., 2.85%, 10/05/18		26,353	26,670,527
Trading Companies & Distributors — 1.1%
Air Lease Corp.:
2.13%, 1/15/18		21,140	21,179,616
2.63%, 9/04/18		8,975	9,050,228
3.38%, 1/15/19		3,500	3,581,141
Aircastle Ltd., 6.75%, 4/15/17		16,732	16,752,078
International Lease Finance Corp., 7.13%, 9/01/18 (a)		3,680	3,932,993

			54,496,056
Transportation Infrastructure — 0.0%
Aeropuertos Argentina 2000 SA, 6.88%, 2/01/27 (a)		336	346,920
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/29 (a)		336	350,629
Rumo Luxembourg Sàrl, 7.38%, 2/09/24 (a)		912	939,360

			1,636,909
Wireless Telecommunication Services — 0.4%
Digicel Group Ltd.:
8.25%, 9/30/20 (a)		277	238,054
7.13%, 4/01/22 (a)		277	215,368
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		12,715	13,843,456
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 9/20/21 (a)		3,145	3,137,137
T-Mobile USA, Inc., 6.63%, 4/28/21		1,410	1,457,235

			18,891,250
Total Corporate Bonds — 31.5%			1,593,397,968

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20	USD	4,949	$4,970,525

Foreign Agency Obligations
Argentina — 0.1%
Petrobras Argentina SA, 7.38%, 7/21/23 (a)		811	846,481
YPF SA:
8.88%, 12/19/18 (a)		1,379	1,500,352
8.50%, 3/23/21 (a)		180	197,224
8.50%, 7/28/25		87	94,369

			2,638,426
Brazil — 0.3%
Petrobras Global Finance BV:
5.75%, 1/20/20		334	350,700
4.88%, 3/17/20		334	342,550
5.38%, 1/27/21		5,811	5,964,991
8.38%, 5/23/21		5,356	6,049,602
8.75%, 5/23/26		180	208,350
7.38%, 1/17/27		365	385,878
6.85%, 6/05/15		336	299,460

			13,601,531
Chile — 0.0%
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 1/25/47 (a)		237	248,056
Mexico — 0.1%
Petroleos Mexicanos:
3.50%, 7/18/18		5,047	5,123,210
4.63%, 9/21/23		280	281,610

			5,404,820
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)		1,048	1,089,920
Total Foreign Agency Obligations — 0.5%			22,982,753

Foreign Government Obligations
Argentina — 0.4%
Republic of Argentina:
6.25%, 4/22/19 (a)		13,149	13,872,195
6.88%, 4/22/21		683	733,542
3.88%, 1/15/22	EUR	581	614,445
5.63%, 1/26/22 (a)	USD	4,776	4,890,624
7.82%, 12/31/33	EUR	538	599,958
7.82%, 12/31/33		473	532,833

			21,243,597
Brazil — 0.1%
Brazil Notas do Tesouro Nacional Inflation Linked Bonds, Series B, 6.00%, 5/15/21	BRL	4,060	3,925,969
Canada — 0.3%
Province of Ontario, 2.40%, 2/08/22	USD	15,000	15,056,520
Colombia — 0.1%
Republic of Colombia:
11.75%, 2/25/20		37	46,694
4.38%, 7/12/21		2,294	2,431,640

			2,478,334

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Foreign Government Obligations		Par (000)	Value
Cyprus — 0.4%
Republic of Cyprus:
4.75%, 6/25/19	EUR	9,815	$11,388,952
4.63%, 2/03/20		8,454	9,824,959

			21,213,911
Egypt — 0.1%
Arab Republic of Egypt:
5.75%, 4/29/20	USD	1,880	1,955,200
8.50%, 1/31/47		837	899,775
8.50%, 1/31/47 (a)		381	409,575

			3,264,550
Indonesia — 0.0%
Republic of Indonesia, 5.88%, 3/13/20		1,147	1,254,241
Kuwait — 0.1%
State of Kuwait:
2.75%, 3/20/22 (a)		4,678	4,687,590
3.50%, 3/20/27 (a)		1,569	1,586,651

			6,274,241
Lebanon — 0.1%
Lebanese Republic, 6.85%, 3/23/27		2,028	2,068,560
Mexico — 0.0%
United Mexican States Inflation Linked Bonds, 3.50%, 12/14/17	MXN	1,965	597,761
Russia — 0.6%
Russian Federation:
7.50%, 8/18/21	RUB	834,508	14,634,640
7.75%, 9/16/26		103,552	1,822,545
8.15%, 2/03/27		530,776	9,671,983
7.05%, 1/19/28		364,968	6,091,118

			32,220,286
Tunisia — 0.0%
Banque Centrale de Tunisie International Bond, 4.50%, 6/22/20	EUR	562	620,647
Turkey — 0.1%
Republic of Turkey:
7.00%, 6/05/20	USD	3,182	3,471,976
8.80%, 9/27/23	TRY	7,880	1,968,672

			5,440,648
Total Foreign Government Obligations — 2.3%			115,659,265

Investment Companies — 1.2%		Shares
iShares Short Maturity Bond ETF (c)	1,180,000		59,295,000

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 3.1%
Apollo Trust, Series 2009-1, Class A3, 2.94%, 10/03/40 (b)	AUD	1,997	1,530,437
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 3.54%, 11/25/33 (b)	USD	722	720,407
BCAP LLC Trust, Series 2010-RR2, Class 1A3, 3.35%, 6/26/45 (a)(b)		120	119,621

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.52%, 7/25/34 (b)	USD	989	$983,322
Series 2004-7, Class 4A, 3.33%, 10/25/34 (b)		148	146,965
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.48%, 12/25/35 (a)(b)(c)		19	17,190
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 1.32%, 2/25/35 (b)		606	572,496
Series 2005-17, Class 1A6, 5.50%, 9/25/35		1,473	1,462,426
Series 2005-HYB8, Class 2A1, 3.31%, 12/20/35 (b)		1,434	1,216,557
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 3.13%, 2/25/35 (b)		255	253,082
JP Morgan Mortgage Trust:
Series 2016-2, Class A1, 2.69%, 6/25/46 (a)(b)		22,517	22,435,756
Series 2017-1, Class A4, 3.50%, 1/25/47 (a)(b)		31,286	31,479,122
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 4/25/57 (a)(b)		27,676	27,492,848
MortgageIT Trust, Series 2004-1, Class A1, 1.76%, 11/25/34 (b)		1,936	1,887,817
National RMBS Trust, Series 2012-2, Class A1, 2.72%, 6/20/44 (b)	AUD	1,751	1,341,873
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 3.25%, 9/25/56 (a)(b)	USD	4,837	4,849,627
RAIT Trust, Series 2016-FL6, Class A, 2.22%, 11/13/31 (a)(b)(d)		6,415	6,414,742
Rochester Financing No.1 PLC, Series 1, Class A1, 1.81%, 7/16/46 (b)	GBP	3,271	4,116,488
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 1.08%, 9/25/34 (b)	USD	1,263	1,093,341
Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M1, 1.98%, 11/25/28 (b)		5,403	5,423,512
TORRENS Trust, Series 2013-1, Class A, 2.57%, 4/12/44 (b)	AUD	9,600	7,316,205
Towd Point Mortgage Trust:
Series 2016-3, Class A1, 2.25%, 8/25/55 (a)(b)	USD	16,518	16,356,720
Series 2016-4, Class A1, 2.25%, 7/25/56 (a)(b)		20,925	20,674,956
Walsh Acceptance, Series 1997-2, Class A, 2.78%, 3/01/27 (a)(b)		11	3,137

			157,908,647
Commercial Mortgage-Backed Securities — 10.7%
Banc of America Commercial Mortgage Trust:
Series 2007-2, Class AM, 5.70%, 4/10/49 (b)		676	674,992
Series 2007-3, Class AJ, 5.63%, 6/10/49 (b)		6,000	6,021,242
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		6,719	6,855,724
Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, 2.20%, 11/15/23 (a)(b)		6,900	6,916,197

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	73

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Barclays Commercial Mortgage Trust, Series 2015-SLP, Class D, 3.97%, 2/15/28 (a)(b)	USD	5,000	$4,921,143
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AJ, 5.59%, 12/11/40 (b)		22,889	24,899,061
Series 2005-PW10, Class B, 5.61%, 12/11/40 (b)		13,697	14,285,107
Series 2007-PW18, Class AMA, 6.09%, 6/11/50 (b)		5,000	5,106,870
Series 2014-PWR4, Class F, 6.01%, 6/11/41 (a)(b)		2,500	2,677,949
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A, 2.00%, 5/15/29 (a)(b)		6,590	6,604,533
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 2.17%, 12/15/27 (a)(b)		17,668	17,701,543
Chicago Skyscraper Trust, Series 2017-SKY, Class A, 1.71%, 2/15/19 (a)(b)		10,120	10,125,667
Citigroup/Deutsche Bank Mortgage Trust, Series 2007-CD5, Class AJ, 6.12%, 11/15/44 (b)		5,970	6,058,029
Commercial Mortgage Trust:
Series 2012-CR1, Class A3, 3.39%, 5/15/45		9,740	10,118,039
Series 2013-CR10, Class ASB, 3.80%, 8/10/46		3,300	3,470,641
Series 2014-BBG, Class A, 1.71%, 3/15/29 (a)(b)		21,000	21,013,129
Series 2014-PAT, Class A, 1.57%, 8/13/27 (a)(b)		14,450	14,445,471
Series 2014-UBS6, Class ASB, 3.39%, 8/10/24		1,800	1,863,802
Series 2015-CR23, Class A2, 2.85%, 5/10/48		16,620	16,945,125
Series 2015-LC21, Class A2, 2.98%, 7/10/48		32,500	33,228,683
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 2/10/34 (a)		10,000	10,210,515
Credit Suisse Commercial Mortgage Trust:
Series 2006-C1, Class G, 5.68%, 2/15/39 (a)(b)		14,711	14,493,660
Series 2007-C4, Class A1AM, 5.94%, 9/15/39 (b)		2,160	2,173,832
Series 2015-DEAL, Class A, 2.23%, 4/15/29 (a)(b)		1,886	1,887,945
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class ASB, 3.35%, 7/15/24		13,700	14,203,704
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.21%, 6/17/49 (a)(b)		2,283	2,279,027
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFX, 3.23%, 12/15/34 (a)		10,000	10,259,672
GS Mortgage Securities Corp. Trust:
Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)		5,000	5,231,417
Series 2013-NYC5, Class C, 2.97%, 1/10/18 (a)		7,768	7,818,121
Series 2013-NYC5, Class D, 3.48%, 1/10/18 (a)		4,000	4,039,284
Series 2013-NYC5, Class E, 3.65%, 1/10/18 (a)(b)		3,380	3,417,860
GS Mortgage Securities Trust:
Series 2007-GG10, Class A1A, 5.87%, 8/10/45 (b)		12,604	12,636,614

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2007-GG10, Class A4, 5.87%, 8/10/45 (b)	USD	1,654	$1,651,873
Series 2013-GC13, Class AAB, 3.72%, 7/10/46 (b)		8,300	8,697,924
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2003-CB7, Class F, 5.65%, 1/12/38 (a)(b)		5,000	5,274,295
Series 2007-CB18, Class AMFL, 0.93%, 2/12/17 (b)		7,918	7,838,544
Series 2008-C2, Class A4FL, 2.27%, 2/12/51 (b)		10,736	10,396,735
Series 2014-FL6, Class A, 2.31%, 11/15/31 (a)(b)		2,188	2,191,871
Latitude Management Real Estate Capital, Inc., Series 2015-CRE1, Class A, 2.53%, 2/22/32 (a)(b)		5,000	4,951,142
LB Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.97%, 7/15/44 (b)		4,045	4,064,863
LB-UBS Commercial Mortgage Trust:
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		5,264	5,276,527
Series 2007-C7, Class AM, 6.16%, 9/15/45 (b)		17,500	17,886,843
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 5.83%, 6/12/50 (b)		6,321	6,339,987
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Class AAB, 2.66%, 5/15/46		6,000	6,061,117
Series 2014-C19, Class A2, 3.10%, 12/15/47		5,600	5,745,364
Series 2014-C19, Class ASB, 3.33%, 6/15/24		7,950	8,226,786
Morgan Stanley Capital I Trust:
Series 2007-HQ13, Class A3, 5.57%, 12/15/44		9,057	9,147,737
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		848	846,459
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		5,957	5,992,299
Series 2008-T29, Class A4, 6.29%, 1/11/43 (b)		21,261	21,781,282
Series 2012-C4, Class A4, 3.24%, 3/15/45		4,655	4,788,969
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.82%, 4/15/32 (a)(b)		1,008	1,007,898
UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 5/10/45		4,482	4,663,794
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class ASB 2.79%, 4/10/46		8,000	8,124,458
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		772	774,051
Series 2007-C32, Class A1A, 5.73%, 6/15/49 (b)		3,016	3,015,195
Series 2007-C32, Class AMFL, 0.99%, 6/15/49 (a)(b)		13,164	13,000,220
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)		15,555	15,710,986
Series 2007-C33, Class AM, 5.98%, 2/15/51 (b)		5,540	5,583,393
Series 2007-C34, Class A1A, 5.61%, 5/15/46 (b)		14,967	15,085,080
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 2.12%, 6/15/29 (a)(b)		3,510	3,521,643

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class SCH1, 3.52%, 1/15/27 (a)(b)	USD	3,500	$3,424,881
WF-RBS Commercial Mortgage Trust:
Series 2011-C5, Class A4, 3.67%, 11/15/44		13,691	14,347,193
Series 2012-C6, Class A4, 3.44%, 4/15/45		1,970	2,043,521
Series 2014-C24, Class ASB, 3.32%, 11/15/47		10,315	10,646,030

			540,693,558
Interest Only Commercial Mortgage-Backed Securities — 1.2%
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.23%, 3/10/47 (b)		35,657	2,115,171
Commercial Mortgage Pass-Through Certificates:
Series 2014-CR15, Class XA, 1.28%, 2/10/47 (b)		60,461	2,601,962
Series 2015-CR22, Class XA, 1.01%, 3/10/48 (b)		60,805	3,235,799
Series 2015-CR23, Class XA, 1.00%, 5/10/48 (b)		40,679	2,178,963
Series 2015-LC21, Class XA, 0.86%, 7/10/48 (b)		129,682	5,604,889
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)		157,420	5,509,007
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		100,000	3,343,270
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.81%, 1/15/49 (b)		13,259	1,510,490
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, 1.19%, 10/15/48 (b)		66,259	3,830,445
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class XA, 0.82%, 12/15/49 (b)		46,918	2,345,612
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class A2, 2.98%, 7/15/50		25,100	25,571,255
Series 2016-C32, Class XA, 0.78%, 12/15/49 (b)		42,917	2,376,000
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.49%, 5/25/36 (a)(b)		483	2,429
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class XA, 1.98%, 8/15/45 (a)(b)		26,521	1,856,205

			62,081,497
Total Non-Agency Mortgage-Backed Securities — 15.0%			760,683,702

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.0%
Freddie Mac, 1.00%, 4/27/18		50,470	50,419,681

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 2.7%
Fannie Mae:
Series 1997-20, Class FB, 1.09%, 3/25/27 (b)	USD	194	$192,686
Series 2002-T6, Class A1, 3.31%, 2/25/32		22	22,110
Series 2011-48, Class MG, 4.00%, 6/25/26 (d)		3,122	3,285,171
Series 2011-84, Class MG, 4.00%, 9/25/26 (d)		4,420	4,693,731
Series 2014-C02, Class 1M1, 1.73%, 5/25/24 (b)		2,337	2,345,915
Series 2017-C02, Class 2M1, 2.09%, 9/25/29 (b)		13,796	13,808,016
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21		108	115,902
Series 2577, Class UC, 5.00%, 2/15/18		30	30,224
Series 3710, Class MG, 4.00%, 8/15/25 (d)		1,989	2,127,853
Series 3959, Class MA, 4.50%, 11/15/41		4,514	4,853,227
Series 3986, Class M, 4.50%, 9/15/41		4,729	5,068,100
Series 4390, Class CA, 3.50%, 6/15/50		11,686	12,108,121
Series 4446, Class MA, 3.50%, 12/15/50		20,515	21,428,828
Series 4569, Class JA, 3.00%, 3/15/42		21,838	22,334,857
Series 4593, Class MP, 4.00%, 4/15/54		32,996	35,439,760
Ginnie Mae, Series 2013-131, Class PA, 3.50%, 6/16/42		9,884	10,317,400

			138,171,901
Commercial Mortgage-Backed Securities — 1.1%
Freddie Mac:
Series KJO5, Class A2, 2.16%, 10/25/21		11,543	11,381,194
Series KP03, Class A2, 1.78%, 7/25/19		43,750	43,470,328

			54,851,522
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2012-M9, Class X1, 4.02%, 12/25/17 (b)		28,627	284,880
Series 2013-M4, Class X1, 3.91%, 2/25/18 (b)		18,242	174,558
Series 2013-M5, Class X2, 2.29%, 1/25/22 (b)		28,435	1,904,260
Freddie Mac:
Series K044, Class X1, 0.75%, 1/25/25		54,768	2,613,854
Series K718, Class X1, 0.65%, 1/25/22 (b)		12,870	334,022
Series KW01, Class X1, 0.98%, 1/25/26 (b)		47,857	3,142,365
Ginnie Mae, Series 2012-120, Class IO, 0.80%, 2/16/53 (b)		31,093	1,575,276

			10,029,215
Mortgage-Backed Securities — 8.9%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/32 (e)		95,625	95,669,829
2.86%, 9/01/45 (b)		16,439	16,887,808
2.92%, 11/01/45 (b)		1,473	1,513,974

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	75

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (continued)
3.00%, 4/01/32 (e)	USD	159,280	$163,314,164
3.16%, 6/01/45 (b)		19,467	20,040,270
3.55%, 9/01/42 (b)		12,825	13,394,511
4.00%, 4/01/32 (e)		21,255	21,963,722
4.50%, 4/01/32 (e)		10,490	10,744,711
5.00%, 4/01/21		2	1,773
5.50%, 6/01/20-10/01/21		624	656,575
6.50%, 4/01/21		77	80,006
7.00%, 8/01/17-11/01/17		4	3,607
Freddie Mac Mortgage-Backed Securities:
2.92%, 10/01/45 (b)		8,322	8,541,021
3.00%, 4/01/32 (e)		50,215	51,501,759
3.50%, 4/01/32 (e)		43,215	45,009,434

			449,323,164
Total U.S. Government Sponsored Agency Securities — 13.9%			702,795,483

U.S. Treasury Obligations
U.S. Treasury Notes:
0.88%, 1/15/18-3/31/18		446,615	445,760,831
1.38%, 2/15/20 (f)		146,690	146,225,873
1.63%, 3/15/20 (f)		86,000	86,309,084
Total U.S. Treasury Obligations — 13.4%			678,295,788
Total Long-Term Investments (Cost — $5,395,645,545) — 106.3%			5,374,894,149

Short-Term Securities		Par (000)	Value
Foreign Government Obligations
Government of Japan Treasury Bills:
0.30%, 4/24/17 (g)	JPY	2,870,000	$25,781,948
0.33%, 5/12/17 (g)		6,020,000	54,086,345
0.24%, 5/22/17 (g)		5,800,000	52,107,788
Total Foreign Government Obligations — 2.6%			131,976,081

Money Market Funds — 0.2%		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (c)(h)		9,570,547	9,570,547

Total Repurchase Agreements — 1.6%			80,000,000
Total Short-Term Securities (Cost — $217,830,979) — 4.4%			221,546,628

Options Purchased
(Cost — $3,115,171) — 0.0%			1,974,900
Total Investments Before Options Written (Cost — $5,616,591,695) — 110.7%			5,598,415,677

Options Written
(Premiums Received — $ 4,568,500) — (0.1)%			(3,403,010)
Total Investments Net of Options Written — 110.6%			5,595,012,667
Liabilities in Excess of Other Assets — (10.6)%			(538,486,668)

Net Assets — 100.0%			$5,056,525,999

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	During the six months ended March 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2016	Shares/Par Purchased	Shares/Par Sold[1]	Shares/Par Held at March 31, 2017	Value at March 31, 2017	Income	Net Realized Gain (Loss)[2]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	28,057,043	—	(18,486,496)[3]	9,570,547	$9,570,547	$41,857	$199	—
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$ 38,608	—	$(20,054)	$18,554	17,190	819	94	$ (852)
iShares Short Maturity Bond ETF	1,180,000	—	—	1,180,000	59,295,000	349,115	—	70,800
Total					$68,882,737	$391,791	$293	$69,948

[1]	Includes paydowns.

[2]	Includes net capital gain distributions.

[3]	Represents net shares sold.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$21,963,722	$122,549
Credit Suisse Securities (USA) LLC	$93,711,857	$755,312
Goldman Sachs & Co.	$76,234,030	$553,780
J.P. Morgan Securities LLC	$65,569,694	$250,764
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$53,625,128	$527,628
Morgan Stanley & Co. LLC	$56,434,323	$387,785
Wells Fargo Securities, LLC	$20,664,866	$120,130

(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	Rate shown is discount rate at the time of purchase.

(h)	Current yield as of period end.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Repurchase Agreements

Repurchase Agreements							Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position received, at Value
Mizuho Securities USA, Inc.	2.25%	3/31/17	4/03/17	$80,000	$80,000	$80,015,019	Asset-Backed securities, 0.00% to 6.80% due from 2/1/22 to 11/25/41	$589,964,070	$92,000,000

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Suisse Securities (USA) LLC	0.80%	3/31/17	04/03/17	$19,950,000	$ 19,950,443	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.45%	3/31/17	4/03/17	86,322,500	86,323,579	U.S. Treasury Obligations	Overnight
Total				$106,272,500	$106,274,022

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(11)	Euro-Bobl	June 2017	USD	1,546,651	$4,333
(4)	Euro-Bund	June 2017	USD	688,814	(132)
(150)	U.S. Treasury Bonds (30 Year)	June 2017	USD	22,626,563	82,801
(1,501)	U.S. Treasury Notes (10 Year)	June 2017	USD	186,968,313	105,395
6,985	U.S. Treasury Notes (2 Year)	June 2017	USD	1,511,925,085	1,349,665
(5,201)	U.S. Treasury Notes (5 Year)	June 2017	USD	612,295,854	(3,023,596)
(102)	U.S. Ultra Treasury Bonds	June 2017	USD	16,383,750	(112,908)
(469)	U.S. Ultra Treasury Bonds (10 Year)	June 2017	USD	62,794,703	(609,461)
148	Euro Dollar	December 2017	USD	36,426,500	27,549
1,797	Euro Dollar	December 2018	USD	440,220,075	23,792
(333)	Euro Dollar	March 2019	USD	81,514,238	(95,728)
(2,019)	Euro Dollar	December 2019	USD	493,065,038	8,700
Total					$(2,239,590)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	77

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	47,933	USD	15,000	BNP Paribas S.A.	4/04/17	$ 297
BRL	368,986	USD	118,000	Goldman Sachs International	4/04/17	(243)
BRL	2,390,625	USD	765,000	Goldman Sachs International	4/04/17	(2,065)
BRL	3,033,748	USD	970,000	Royal Bank of Scotland PLC	4/04/17	(1,822)
BRL	3,221,402	USD	1,030,000	Royal Bank of Scotland PLC	4/04/17	(1,934)
USD	765,000	BRL	2,384,505	Goldman Sachs International	4/04/17	4,019
USD	1,148,000	BRL	3,654,658	JPMorgan Chase Bank N.A.	4/04/17	(18,333)
USD	985,000	BRL	3,159,388	Morgan Stanley & Co. International PLC	4/04/17	(23,274)
EUR	1,930,000	USD	2,037,395	Citibank N.A.	4/05/17	21,997
MXN	27,931,238	USD	1,360,000	Citibank N.A.	4/05/17	130,719
USD	9,356,982	AUD	12,209,000	Citibank N.A.	4/05/17	30,127
USD	17,321,637	EUR	16,316,000	Bank of America N.A.	4/05/17	(88,225)
USD	2,040,532	EUR	1,930,000	Citibank N.A.	4/05/17	(18,859)
USD	12,160,512	GBP	9,779,608	Barclays Bank PLC	4/05/17	(93,775)
USD	388,571	MXN	7,762,219	Deutsche Bank AG	4/05/17	(25,706)
USD	582,857	MXN	11,639,351	Royal Bank of Scotland PLC	4/05/17	(38,347)
USD	388,571	MXN	7,761,093	UBS AG	4/05/17	(25,646)
MXN	22,897,326	USD	1,151,000	Barclays Bank PLC	4/06/17	70,865
USD	246,643	MXN	4,639,722	Bank of America N.A.	4/06/17	(946)
USD	164,429	MXN	3,097,379	Barclays Bank PLC	4/06/17	(856)
USD	575,500	MXN	11,407,216	Barclays Bank PLC	4/06/17	(33,221)
USD	164,429	MXN	3,097,440	BNP Paribas S.A.	4/06/17	(859)
USD	575,500	MXN	11,311,740	Goldman Sachs International	4/06/17	(28,126)
USD	164,429	MXN	3,094,003	HSBC Bank PLC	4/06/17	(676)
USD	164,429	MXN	3,096,157	HSBC Bank PLC	4/06/17	(791)
USD	164,429	MXN	3,098,591	HSBC Bank PLC	4/06/17	(921)
USD	82,214	MXN	1,546,655	UBS AG	4/06/17	(320)
PLN	3,940,336	USD	965,000	Barclays Bank PLC	4/07/17	28,530
PLN	621,405	USD	152,211	Citibank N.A.	4/07/17	4,473
PLN	1,575,519	USD	386,000	Deutsche Bank AG	4/07/17	11,257
PLN	166,603	USD	40,789	Goldman Sachs International	4/07/17	1,219
USD	1,544,000	PLN	6,298,984	HSBC Bank PLC	4/07/17	(44,248)
AUD	1,724,400	JPY	149,496,685	Citibank N.A.	4/10/17	(26,160)
AUD	1,724,400	JPY	146,750,285	Goldman Sachs International	4/10/17	(1,482)
AUD	1,724,400	JPY	146,881,167	Goldman Sachs International	4/10/17	(2,658)
JPY	148,608,274	AUD	1,724,400	Citibank N.A.	4/10/17	18,177
JPY	48,609,088	AUD	574,800	HSBC Bank PLC	4/10/17	(2,271)
PLN	47,602,708	USD	11,697,650	BNP Paribas S.A.	4/11/17	304,555
USD	1,590,000	KRW	1,818,880,500	Barclays Bank PLC	4/11/17	(36,709)
USD	93,582	PLN	380,974	Barclays Bank PLC	4/11/17	(2,474)
USD	8,153,484	PLN	33,797,006	BNP Paribas S.A.	4/11/17	(367,850)
USD	3,210,072	PLN	13,424,728	HSBC Bank PLC	4/11/17	(174,742)
USD	990,385	ZAR	13,137,834	Barclays Bank PLC	4/11/17	12,999
USD	277,308	ZAR	3,679,431	BNP Paribas S.A.	4/11/17	3,577
USD	792,308	ZAR	10,530,264	Citibank N.A.	4/11/17	8,911
ZAR	27,219,651	USD	2,060,000	Citibank N.A.	4/11/17	(35,000)
CLP	123,673,260	USD	186,000	BNP Paribas S.A.	4/13/17	1,296

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	257,191,800	USD	386,000	Credit Suisse International	4/13/17	$ 3,501
CLP	132,850,000	USD	200,000	Royal Bank of Scotland PLC	4/13/17	1,193
JPY	63,453,645	USD	575,500	Morgan Stanley & Co. International PLC	4/13/17	(5,239)
USD	772,000	CLP	509,929,160	BNP Paribas S.A.	4/13/17	(257)
USD	575,500	JPY	65,986,254	Deutsche Bank AG	4/13/17	(17,521)
MXN	24,482,117	USD	1,265,520	JPMorgan Chase Bank N.A.	4/17/17	38,694
USD	306,793	MXN	5,880,710	Citibank N.A.	4/17/17	(6,485)
USD	958,727	MXN	18,373,481	Goldman Sachs International	4/17/17	(20,067)
JPY	90,126,804	USD	792,000	Citibank N.A.	4/18/17	18,138
USD	1,244,000	KRW	1,432,341,600	JPMorgan Chase Bank N.A.	4/18/17	(37,130)
USD	112,599	RUB	6,806,627	Barclays Bank PLC	4/18/17	(7,831)
USD	353,315	RUB	21,460,379	Barclays Bank PLC	4/18/17	(26,387)
USD	666,439	RUB	40,646,087	Barclays Bank PLC	4/18/17	(52,719)
USD	56,225	RUB	3,404,989	Citibank N.A.	4/18/17	(4,020)
USD	112,562	RUB	6,806,627	Citibank N.A.	4/18/17	(7,869)
USD	1,208,550	RUB	73,987,441	Citibank N.A.	4/18/17	(100,522)
USD	1,777,516	RUB	107,633,065	Citibank N.A.	4/18/17	(126,853)
USD	518,076	RUB	31,229,124	Credit Suisse International	4/18/17	(34,466)
USD	671,016	RUB	40,707,215	Credit Suisse International	4/18/17	(49,223)
USD	998,313	RUB	60,757,345	Credit Suisse International	4/18/17	(76,673)
USD	1,370,296	RUB	83,875,838	Credit Suisse International	4/18/17	(113,733)
USD	1,371,977	RUB	83,875,838	Credit Suisse International	4/18/17	(112,052)
USD	1,388,809	RUB	84,281,267	Credit Suisse International	4/18/17	(102,393)
USD	2,817,524	RUB	170,403,880	Credit Suisse International	4/18/17	(197,460)
USD	1,219,445	RUB	74,386,127	HSBC Bank PLC	4/18/17	(96,681)
USD	1,273,623	RUB	77,012,801	HSBC Bank PLC	4/18/17	(88,977)
USD	667,204	RUB	40,646,087	JPMorgan Chase Bank N.A.	4/18/17	(51,954)
USD	1,024,142	RUB	61,719,898	Morgan Stanley & Co. International PLC	4/18/17	(67,879)
USD	2,937,116	EUR	2,736,076	Goldman Sachs International	4/19/17	15,774
TRY	22,383,275	USD	5,933,000	Barclays Bank PLC	4/20/17	190,485
USD	5,933,000	TRY	21,640,024	Citibank N.A.	4/20/17	12,849
CLP	637,680,000	USD	960,000	Barclays Bank PLC	4/24/17	5,189
MXN	30,935,040	USD	1,536,000	Barclays Bank PLC	4/24/17	110,194
MXN	14,698,598	USD	768,000	Citibank N.A.	4/24/17	14,179
MXN	18,375,254	USD	960,000	Goldman Sachs International	4/24/17	17,831
MXN	7,514,475	USD	383,200	Nomura International PLC	4/24/17	16,679
MXN	45,086,852	USD	2,299,200	Nomura International PLC	4/24/17	100,077
USD	25,421,974	JPY	2,870,000,000	Morgan Stanley & Co. International PLC	4/24/17	(382,366)
USD	420,000	MXN	8,324,999	Goldman Sachs International	4/24/17	(23,011)
USD	1,267,360	MXN	25,122,877	JPMorgan Chase Bank N.A.	4/24/17	(69,543)
MXN	19,716,750	USD	1,035,000	Goldman Sachs International	4/27/17	13,733
USD	1,035,000	JPY	114,820,623	Goldman Sachs International	4/27/17	2,515
CLP	636,480,000	USD	960,000	Barclays Bank PLC	4/28/17	3,177
USD	4,010,623	BRL	12,813,738	Barclays Bank PLC	5/03/17	(51,589)
USD	2,021,832	TRY	7,430,970	Deutsche Bank AG	5/03/17	(3,395)
USD	7,965,313	AUD	10,439,000	Citibank N.A.	5/04/17	74,167
USD	16,850,993	EUR	15,743,000	Morgan Stanley & Co. International PLC	5/04/17	34,064
USD	12,203,973	GBP	9,780,000	Morgan Stanley & Co. International PLC	5/04/17	24,117

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	79

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	51,893,885	JPY	6,020,000,000	National Australia Bank Ltd.	5/12/17	$(2,268,083)
USD	51,216,416	JPY	5,800,000,000	Morgan Stanley & Co. International PLC	5/22/17	(984,372)
USD	1,628,476	MXN	33,760,744	Royal Bank of Scotland PLC	5/23/17	(159,643)
CAD	17,029,575	NZD	18,120,000	Citibank N.A.	6/15/17	142,359
CHF	12,579,648	EUR	11,720,000	State Street Bank and Trust Co.	6/15/17	68,554
NOK	107,696,894	AUD	16,630,000	Morgan Stanley & Co. International PLC	6/15/17	(134,169)
NZD	17,979,722	AUD	16,400,000	BNP Paribas S.A.	6/15/17	67,023
NZD	18,120,000	CAD	16,919,847	BNP Paribas S.A.	6/15/17	(59,759)
USD	322,911	RUB	19,013,663	Credit Suisse International	6/16/17	(8,865)
USD	714,075	RUB	42,096,887	Credit Suisse International	6/16/17	(20,488)
USD	1,368,685	RUB	80,885,190	Credit Suisse International	6/16/17	(42,708)
USD	1,370,297	RUB	80,885,190	Credit Suisse International	6/16/17	(41,097)
USD	2,739,578	RUB	162,367,934	Credit Suisse International	6/16/17	(93,636)
USD	2,769,706	RUB	163,322,631	Credit Suisse International	6/16/17	(80,167)
USD	36,602	RUB	2,160,953	Goldman Sachs International	6/16/17	(1,106)
USD	266,819	RUB	15,854,400	Goldman Sachs International	6/16/17	(9,830)
USD	688,877	RUB	40,671,291	Goldman Sachs International	6/16/17	(20,810)
USD	1,392,635	RUB	82,398,745	Goldman Sachs International	6/16/17	(45,169)
USD	1,477,743	RUB	87,009,529	Goldman Sachs International	6/16/17	(40,516)
TRY	43,446,000	USD	10,774,763	Royal Bank of Scotland PLC	6/19/17	904,865
TRY	43,446,000	USD	10,795,110	Royal Bank of Scotland PLC	6/19/17	884,519
USD	11,031,664	TRY	43,446,000	Citibank N.A.	6/19/17	(647,965)
USD	11,015,162	TRY	43,446,000	Royal Bank of Scotland PLC	6/19/17	(664,467)
TRY	8,469,965	USD	2,154,330	Citibank N.A.	6/28/17	117,291
TRY	31,162,973	USD	8,045,172	HSBC Bank PLC	6/28/17	312,653
TRY	4,059,091	USD	1,047,697	Royal Bank of Scotland PLC	6/28/17	40,941
USD	11,084,295	TRY	43,446,000	Citibank N.A.	6/28/17	(567,805)
USD	64,158	TRY	246,030	Goldman Sachs International	6/28/17	(1,827)
USD	149,862	EUR	138,919	Citibank N.A.	2/21/18	(995)
USD	246,174	EUR	228,978	Deutsche Bank AG	2/21/18	(2,481)
USD	244,503	EUR	227,433	Morgan Stanley & Co. International PLC	2/21/18	(2,475)
Total						$(5,043,488)

OTC Options Purchased

Description	Put/Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
AUD Currency	Put	Citibank N.A.	4/06/17	JPY	86.00	AUD	2,874	$25,724
GBP Currency	Put	Citibank N.A.	6/15/17	NOK	10.20	GBP	41,215	107,088
EUR Currency	Put	UBS AG	8/14/17	USD	1.03	EUR	47,510	362,728
Total								$495,540

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
	Credit Suisse				6-month JPY
10-Year Interest Rate Swap	International	Put	1.38%	Pay	LIBOR	1/23/19	JPY	31,240,000	$525,423
5-Year Interest Rate Swap	Deutsche Bank AG	Put	3.35%	Pay	3-month LIBOR	1/18/22	USD	45,285	953,937
Total									$1,479,360

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Barclays Bank PLC	Call	1.40%	Pay	6-month LIBOR	1/18/18	USD	512,000	$(343,122)
2-Year Interest Rate Swap	Barclays Bank PLC	Call	1.75%	Pay	6-month LIBOR	3/29/19	USD	275,000	(1,082,174)
2-Year Interest Rate Swap	Barclays Bank PLC	Put	2.40%	Receive	6-month LIBOR	1/18/18	USD	512,000	(689,567)
2-Year Interest Rate Swap	Barclays Bank PLC	Put	2.75%	Receive	6-month LIBOR	3/29/19	USD	275,000	(1,288,147)
Total									$(3,403,010)

Centrally Cleared Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation
CDX.NA.HY.27.V2	5.00%	12/20/21	USD	62,712	$518,698
CDX.NA.IG.28.V1	1.00%	6/20/22	USD	56,272	59,257
Total					$577,955

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.IG.27.V1	1.00%	12/20/21	BBB+	USD	92,165	$152,726

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.49%[1]	3-month LIBOR	N/A	1/20/19	USD	129,410	$(99,334)
7.36%[2]	28-day MXIBTIIE	N/A	1/28/19	MXN	147,861	(41,011)
1.62%[1]	3-month LIBOR	N/A	3/09/19	USD	133,000	92,632
0.49%[1]	6-month EURIBOR	N/A	7/04/19	EUR	120,000	2,195,896
0.45%[2]	6-month EURIBOR	N/A	7/04/19	EUR	120,000	(2,032,212)
7.32%[1]	28-day MXIBTIIE	N/A	2/20/20	MXN	279,817	44,514
7.35%[1]	28-day MXIBTIIE	N/A	2/20/20	MXN	27,388	5,323
7.16%[1]	28-day MXIBTIIE	N/A	3/20/20	MXN	189,851	4,919
7.17%[1]	28-day MXIBTIIE	N/A	3/20/20	MXN	189,849	7,687
1.95%[2]	3-month LIBOR	N/A	1/20/22	USD	53,740	120,034
7.45%[1]	28-day MXIBTIIE	N/A	3/07/22	MXN	95,673	58,694
7.48%[1]	28-day MXIBTIIE	N/A	3/07/22	MXN	47,835	33,787
7.47%[1]	28-day MXIBTIIE	N/A	3/07/22	MXN	47,834	32,700
6.32%[1]	28-day MXIBTIIE	N/A	7/17/25	MXN	20,635	(75,736)
2.70%[1]	3-month LIBOR	1/20/22[3]	1/20/27	USD	15,090	(31,115)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	81

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.46%[2]	3-month LIBOR	N/A	3/09/27	USD 28,745	$(227,311)
7.85%[1]	28-day MXIBTIIE	N/A	3/02/37	MXN 38,054	20,475
7.82%[1]	28-day MXIBTIIE	N/A	3/04/37	MXN 38,276	12,917
Total					$ 122,859

[1]	The Fund pays the floating rate and receives the fixed rate.

[2]	The Fund pays the fixed rate and receives the floating rate.

[3]	Forward swap.

OTC Credit Default Swaps — Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	2,086	$ (18,669)	$11,812	$(30,481)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	2,086	(14,478)	18,197	(32,675)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	230	4,925	12,777	(7,852)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	230	4,924	12,870	(7,946)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	225	4,818	12,499	(7,681)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	225	4,817	12,558	(7,741)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	225	4,818	12,559	(7,741)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	135	2,891	7,535	(4,644)
Russian Federation	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,200	25,694	64,548	(38,854)
Altria Group, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	19,650	(679,303)	(651,050)	(28,253)
Constellation Brands, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	10,260	(2,109,400)	(2,024,563)	(84,837)
Kellogg Co.	1.00%	BNP Paribas S.A.	6/20/22	USD	10,195	(116,417)	(123,423)	7,006
Lowe’s Cos., Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	9,785	(356,029)	(334,182)	(21,847)
Philip Morris International, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	2,985	(79,551)	(73,224)	(6,327)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	2,569	(164,266)	(123,409)	(40,857)
Republic of South Africa	1.00%	Bank of America N.A.	6/20/22	USD	1,415	65,630	72,503	(6,873)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/22	USD	865	40,120	43,447	(3,327)
Republic of South Africa	1.00%	Citibank N.A.	6/20/22	USD	1,921	89,100	98,430	(9,330)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/22	USD	1,080	50,092	54,246	(4,154)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	8,212	(74,006)	(21,280)	(52,726)
Russian Federation	1.00%	Bank of America N.A.	6/20/22	USD	3,610	113,686	157,255	(43,569)
Russian Federation	1.00%	Bank of America N.A.	6/20/22	USD	1,810	57,001	77,855	(20,854)
Russian Federation	1.00%	Bank of America N.A.	6/20/22	USD	1,085	34,169	48,667	(14,498)
Russian Federation	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	3,615	113,844	156,980	(43,136)
Target Corp.	1.00%	Goldman Sachs Bank USA	6/20/22	USD	10,035	(182,921)	(205,977)	23,056
Total						$(3,178,511)	$(2,682,370)	$(496,141)

OTC Credit Default Swaps — Sell Protection
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	2,086	$ 18,669	$(13,692)	$32,361
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	2,086	14,478	(15,853)	30,331
Aetna, Inc.	1.00%	Citibank N.A.	6/20/22	A	USD	9,800	344,966	354,742	(9,776)
Amgen, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/22	A	USD	9,900	267,059	272,767	(5,708)
Newmont Mining Corp.	1.00%	Goldman Sachs Bank USA	6/20/22	BBB	USD	10,370	23,392	(573)	23,965
Total							$668,564	$597,391	$71,173

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	17,950	$(22,195)	—	$(22,195)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	21,543	(25,583)	—	(25,583)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	2,108	(1,634)	—	(1,634)
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	3,145,030	9,868	$2,529	7,339
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	3,145,030	(6,348)	—	(6,348)
12.10%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	20,524	(74,244)	—	(74,244)
9.99%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	37,952	(13,666)	—	(13,666)
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/18	BRL	37,953	(3,013)	—	(3,013)
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/18	BRL	37,953	(3,013)	—	(3,013)
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	147,861	(4,438)	—	(4,438)
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	177,433	(6,858)	—	(6,858)
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	180,400	(21,066)	(283)	(20,783)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	143,151	(16,716)	(225)	(16,491)
11.00%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	8,613	76,181	—	76,181
9.73%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	22,772	17,204	—	17,204
11.02%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	4,589	41,361	—	41,361
11.10%[2]	1-day BZDIOVER	Goldman Sachs Bank USA	1/02/20	BRL	4,156	39,570	—	39,570
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	22,772	17,204	—	17,204
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	22,772	17,204	—	17,204
10.98%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	4,307	37,110	—	37,110
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	1,025	12,468	—	12,468
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	10,282	(35,210)	(46)	(35,164)
6.32%[2]	28-day MXIBTIIE	Goldman Sachs Bank USA	8/06/25	MXN	30,867	(106,850)	(134)	(106,716)
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	10,120	35,437	43	35,394
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	10,120	35,438	44	35,394
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	37,565	127,933	158	127,775
Total						$126,144	$2,086	$124,058

[1]	The Fund pays the fixed rate and receives the floating rate.

[2]	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	83

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Transactions in Options Written for the Period Ended March 31, 2017

	Calls			Puts
		Notional (000)		Notional (000)
	Contracts	USD	Premiums Received	USD	Premiums Received
Outstanding options, beginning of period	—	1,324,720	$ 4,888,217	58,170	$592,383
Options written	2,200	787,000	2,526,710	787,000	2,726,100
Options expired	(2,200)	—	(684,310)	—	—
Options closed	—	(1,324,720)	(4,888,217)	(58,170)	(592,383)
Outstanding options, end of period	—	787,000	$ 1,842,400	787,000	$2,726,100

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 1,602,235	—	$ 1,602,235
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$3,887,779	—	—	3,887,779
Options purchased	Investments at value — unaffiliated[2]	—	—	—	495,540	1,479,360	—	1,974,900
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$ 730,681	—	—	2,629,578	—	3,360,259
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	1,618,966	—	—	466,978	—	2,085,944
Total		—	$2,349,647	—	$4,383,319	$ 6,178,151	—	$12,911,117

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 3,841,825	—	$ 3,841,825
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$8,931,267	—	—	8,931,267
Options written	Options written at value	—	—	—	—	3,403,010	—	3,403,010
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	2,506,719	—	2,506,719
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	$4,128,913	—	—	340,834	—	4,469,747
Total		—	$4,128,913	—	$8,931,267	$10,092,388	—	$23,152,568

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follow:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$18,343,772	—	$18,343,772
Forward foreign currency exchange contracts	—	—	—	$13,400,761	—	—	13,400,761
Options purchased[1]	—	—	—	(806,710)	(4,157,244)	—	(4,963,954)
Options written	—	—	—	—	2,239,947	—	2,239,947
Swaps	—	$17,610,115	—	—	369,645	—	17,979,760

Total	—	$17,610,115	—	$12,594,051	$16,796,120	—	$47,000,286

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(2,108,727)	—	$(2,108,727)
Forward foreign currency exchange contracts	—	—	—	$(5,356,592)	—	—	(5,356,592)
Options purchased[2]	—	—	—	(751,822)	759,824	—	8,002
Options written	—	—	—	—	(700,248)	—	(700,248)
Swaps	—	$(423,628)	—	—	(538,980)	—	(962,608)

Total	—	$(423,628)	—	$(6,108,414)	$(2,588,131)	—	$(9,120,173)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,770,143,949
Average notional value of contracts — short	$1,043,374,717
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$335,166,165
Average amounts sold — in USD	$104,079,251
Options:
Average value of option contracts purchased	$816,190
Average value of option contracts written	$154,688
Average notional value of swaption contracts purchased	$162,946,102
Average notional value of swaption contracts written	$787,000,000
Credit default swaps:
Average notional value — buy protection	$141,163,500
Average notional value — sell protection	$351,494,000
Interest rate swaps:
Average notional value — pays fixed rate	$242,005,813
Average notional value — receives fixed rate	$518,301,313

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$684,271		$1,567,513
Forward foreign currency exchange contracts	3,887,779		8,931,267
Options	1,974,900	[1]	3,403,010
Swaps — centrally cleared	187,128		—
Swaps — OTC[2]	2,085,944		4,469,747

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$8,820,022		$18,371,537
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(871,399)		(1,567,513)

Total derivative assets and liabilities subject to an MNA	$7,948,623		$16,804,024

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	85

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,6]
Bank of America N.A.	$ 624,692	$ (361,376)	—	$ (263,316)	—
Barclays Bank PLC	421,439	(421,439)	—	—	—
BNP Paribas S.A.	427,201	(427,201)	—	—	—
Citibank N.A.	1,237,936	(1,237,936)	—	—	—
Credit Suisse International	528,924	(528,924)	—	—	—
Deutsche Bank AG	1,102,995	(55,451)	—	(1,047,544)	—
Goldman Sachs Bank USA	86,591	(86,591)	—	—	—
Goldman Sachs International	55,091	(55,091)	—	—	—
HSBC Bank PLC	366,899	(366,899)	—	—	—
JPMorgan Chase Bank N.A.	659,118	(659,118)	—	—	—
Morgan Stanley & Co. International PLC	58,181	(58,181)	—	—	—
Nomura International PLC	116,756	—	—	—	$116,756
Royal Bank of Scotland PLC	1,831,518	(866,213)	—	—	965,305
State Street Bank and Trust Co.	68,554	—	—	—	68,554
UBS AG	362,728	(25,966)	—	—	336,762

Total	$7,948,623	$(5,150,386)	—	$(1,310,860)	$1,487,377

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5,6]
Bank of America N.A.	$ 361,376	$ (361,376)	—	—	—
Barclays Bank PLC	3,872,837	(421,439)	—	$(1,700,000)	$1,751,398
BNP Paribas S.A.	555,475	(427,201)	—	—	128,274
Citibank N.A.	1,661,602	(1,237,936)	—	—	423,666
Credit Suisse International	972,961	(528,924)	—	—	444,037
Deutsche Bank AG	55,451	(55,451)	—	—	—
Goldman Sachs Bank USA	313,400	(86,591)	—	—	226,809
Goldman Sachs International	196,910	(55,091)	—	—	141,819
HSBC Bank PLC	413,461	(366,899)	—	—	46,562
JPMorgan Chase Bank N.A.	3,640,515	(659,118)	—	(1,720,000)	1,261,397
Morgan Stanley & Co. International PLC	1,599,774	(58,181)	—	—	1,541,593
National Australia Bank Ltd.	2,268,083	—	—	—	2,268,083
Royal Bank of Scotland PLC	866,213	(866,213)	—	—	—
UBS AG	25,966	(25,966)	—	—	—

Total	$16,804,024	$(5,150,386)	—	$(3,420,000)	$8,233,638

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

[6]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,348,223,479	$88,590,186	$1,436,813,665
Corporate Bonds[1]	—	1,593,397,968	—	1,593,397,968
Floating Rate Loan Interests[1]	—	4,970,525	—	4,970,525
Foreign Agency Obligations	—	22,982,753	—	22,982,753
Foreign Government Obligations	—	115,659,265	—	115,659,265
Investment Companies	$59,295,000	—	—	59,295,000
Non-Agency Mortgage-Backed Securities	—	760,680,565	3,137	760,683,702
U.S. Government Sponsored Agency Securities	—	688,987,467	13,808,016	702,795,483
U.S. Treasury Obligations	—	678,295,788	—	678,295,788
Short-Term Securities:
Foreign Government Obligations	—	131,976,081	—	131,976,081
Money Market Funds	9,570,547	—	—	9,570,547
Repurchase Agreements	—	80,000,000	—	80,000,000
Options Purchased:
Foreign currency exchange contracts	—	495,540	—	495,540
Interest rate contracts	—	1,479,360	—	1,479,360

Total	$68,865,547	$5,427,148,791	$102,401,339	$5,598,415,677

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$847,400	—	$847,400
Foreign currency exchange contracts	—	3,887,779	—	3,887,779
Interest rate contracts	$1,602,235	3,093,782	—	4,696,017
Liabilities:
Credit contracts	—	(541,687)	—	(541,687)
Foreign currency exchange contracts	—	(8,931,267)	—	(8,931,267)
Interest rate contracts	(3,841,825)	(6,249,875)	—	(10,091,700)

Total	$(2,239,590)	$(7,893,868)	—	$(10,133,458)

[1] See above Schedule of Investments for values in each industry.

[2]      Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $16,817,772 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	87

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2016	$118,580,532	$5,917,527	—	$124,498,059
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(44,238,638)	(5,584,812)	—	(49,823,450)
Accrued discounts/premiums	(92)	23	—	(69)
Net realized gain (loss)	(15,451)	1,049	—	(14,402)
Net change in unrealized appreciation (depreciation)[1,2]	(86,880)	(5,364)	$12,416	(79,828)
Purchases	23,850,000	—	13,795,600	37,645,600
Sales	(9,499,285)	(325,286)	—	(9,824,571)

Closing Balance, as of March 31, 2017	$88,590,186	$3,137	$13,808,016	$102,401,339

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017[2]	$(153,739)	$1,697	$12,416	$(139,626)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2017, is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	MARCH 31, 2017

Statements of Assets and Liabilities

March 31, 2017 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Assets
Investments at value — unaffiliated[2,3]	$4,063,063,249	$18,501,854,424	$5,529,532,940
Investments at value — affiliated[4]	6,410,450	275,951,742	68,882,737
Cash	1,322,432	43,717,256	249,303
Cash pledged:
Collateral — OTC derivatives	1,220,000	—	3,420,000
Futures contracts	5,335,520	17,001,950	9,017,170
Centrally cleared swaps	3,724,750	26,114,000	6,523,750
Foreign currency at value[5]	5,311,123	14,787,105	8,502,045
Receivables:
Investments sold	76,040,725	376,627,135	278,496,082
Swaps	36,006	42,276	—
TBA sale commitments	667,682,454	—	—
Capital shares sold	4,538,267	231,199,359	16,817,772
Dividends — affiliated	9,877	60,832	7,983
Interest — unaffiliated	15,212,377	275,736,508	21,588,772
Security lending income — affiliated	—	5,505	—
From the Manager	166,260	130,725	174,485
Principal paydown	—	—	15,516
Variation margin on futures contracts	218,942	673,037	684,271
Variation margin on centrally cleared swaps	—	79,327	187,128
Swap premiums paid	630,216	182,695	1,505,021
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,926,830	2,040,793	3,887,779
OTC swaps	785,494	14,095,945	580,923
Prepaid expenses	91,912	370,912	156,774
Other assets	39,895	251,698	991

Total assets	4,853,766,779	19,781,421,254	5,950,231,442

Liabilities
Cash collateral on securities loaned at value	—	7,599,996	—
Cash received:
Collateral — OTC derivatives	—	10,410,000	3,210,000
Collateral — TBA commitments	315,000	—	2,219,000
Options written at value[6]	—	201,807	3,403,010
TBA sale commitments at value[7]	671,119,561	—	—
Payables:
Investments purchased	769,573,781	609,081,620	741,132,460
Reverse repurchase agreements	294,731,432	127,536,566	106,274,022
Capital shares redeemed	4,874,346	88,746,017	16,610,659
Income dividends	1,709,370	21,276,958	1,869,453
Investment advisory fees	774,214	6,828,280	1,220,901
Officer’s and Trustees’ fees	18,325	75,785	26,064
Other accrued expenses	1,363,358	6,217,848	1,961,421
Other affiliates.	248,505	924,814	222,519
Service and distribution fees	201,498	1,165,385	587,407
Variation margin on futures contracts	727,825	119,923	1,567,513
Variation margin on centrally cleared swaps	276,256	—	—
Swap premiums received	1,139,349	1,307,990	3,587,914
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,452,263	5,693,037	8,931,267
OTC swaps	1,298,890	134,178	881,833
Contingencies	—	— [8]	—

Total liabilities	1,750,823,973	887,320,204	893,705,443

Net Assets	$3,102,942,806	$18,894,101,050	$5,056,525,999

Net Assets Consist of
Paid-in capital	$3,212,965,565	$19,466,773,692	$5,195,128,739
Undistributed (distributions in excess of) net investment income	(1,236,817)	(106,837,303)	(18,160,389)
Accumulated net realized loss	(104,364,535)	(778,221,563)	(97,143,839)
Net unrealized appreciation (depreciation)	(4,421,407)	312,386,224	(23,298,512)

Net Assets	$3,102,942,806	$18,894,101,050	$5,056,525,999

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$4,061,512,718	$18,192,275,974	$5,547,784,400
[3] Securities loaned at value	—	$7,488,000	—
[4] Investments at cost — affiliated	$6,410,450	$285,892,043	$68,807,295
[5] Foreign currency at cost	$5,237,513	$15,355,526	$8,106,938
[6] Premiums received	—	$1,302,895	$4,568,500
[7] Proceeds from TBA sale commitments	$667,682,454	—	—
[8] See Note 12 of the Notes to Financial Statements for details of contingencies.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	89

Statements of Assets and Liabilities (continued)

March 31, 2017 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value
Institutional
Net assets	$1,741,190,180	$10,581,190,629	$3,015,367,217

Shares outstanding[2]	182,085,932	1,366,916,912	313,519,944

Net asset value	$9.56	$7.74	$9.62

Service
Net assets	$63,758,298	$425,846,956	$57,337,060

Shares outstanding[2]	6,665,812	54,993,960	5,964,382

Net asset value	$9.56	$7.74	$9.61

Investor A
Net assets	$494,303,779	$1,874,895,063	$1,290,104,344

Shares outstanding[2]	51,617,926	242,282,764	134,190,588

Net asset value	$9.58	$7.74	$9.61

Investor A1
Net assets	—	—	$11,272,431

Shares outstanding[2]	—	—	1,171,514

Net asset value	—	—	$9.62

Investor B
Net assets	—	$306,797	—

Shares outstanding[2]	—	39,609	—

Net asset value	—	$7.75	—

Investor B1
Net assets	—	$340,447	—

Shares outstanding[2]	—	43,992	—

Net asset value	—	$7.74	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	MARCH 31, 2017

Statements of Assets and Liabilities (concluded)

March 31, 2017 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value
Investor C
Net assets	$93,970,723	$486,918,650	$323,596,413

Shares outstanding[2]	9,854,709	62,834,539	33,674,031

Net asset value	$9.54	$7.75	$9.61

Investor C1
Net assets	—	$46,741,845	—

Shares outstanding[2]	—	6,028,797	—

Net asset value	—	$7.75	—

Investor C2
Net assets	—	—	$5,654,606

Shares outstanding[2]	—	—	588,250

Net asset value	—	—	$9.61

Investor C3
Net assets	—	—	$15,940,185

Shares outstanding[2]	—	—	1,658,709

Net asset value	—	—	$9.61

Class K
Net assets	$705,809,037	$5,353,041,680	$332,389,218

Shares outstanding[2]	73,596,055	691,089,608	34,588,403

Net asset value	$9.59	$7.75	$9.61

Class R
Net assets	$3,910,789	$124,818,983	$4,864,525

Shares outstanding[2]	408,199	16,127,062	506,107

Net asset value	$9.58	$7.74	$9.61

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	91

Statements of Operations

Six Months Ended March 31, 2017 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Investment Income
Interest — unaffiliated	$43,101,011	$576,898,593	$48,535,021
Interest — affiliated	—	—	819
Dividends — unaffiliated	107,758	7,479,967	3,024
Dividends — affiliated	33,735	3,243,166	390,972
Securities lending — affiliated — net	—	448,104	—

Total income	43,242,504	588,069,830	48,929,836

Expenses
Investment advisory	5,305,390	38,372,944	8,512,885
Transfer agent — class specific	1,648,277	8,568,707	2,021,545
Service and distribution — class specific	1,208,548	7,849,566	3,126,745
Administration	591,185	3,068,074	927,698
Administration — class specific	313,017	1,875,869	513,629
Accounting services	234,789	870,218	362,883
Custodian	152,540	345,496	121,999
Professional	82,053	179,604	78,992
Registration	68,145	310,553	117,795
Printing	49,667	201,610	70,166
Officer and Trustees	33,050	148,920	48,633
Recoupment of past waived fees — class specific	1,111	285,396	618
Miscellaneous	73,842	353,082	110,249

Total expenses excluding income tax and interest expense	9,761,614	62,430,039	16,013,837
Income tax[2]	—	2,953,165	—
Interest expense[3]	765,153	1,142,418	232,403

Total expenses	10,526,767	66,525,622	16,246,240
Less:
Fees waived by the Manager	(621,501)	(325,822)	(1,036,078)
Administration fees waived — class specific	(312,375)	(52,827)	(508,243)
Transfer agent fees waived — class specific	(7,047)	(4,865)	(7,932)
Transfer agent fees reimbursed — class specific	(1,014,840)	(131,344)	(874,244)

Total expenses after fees waived and reimbursed	8,571,004	66,010,764	13,819,743

Net investment income	34,671,500	522,059,066	35,110,093

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	148	2,427	199
Investments — unaffiliated	(32,072,090)	199,701,357	(37,457,375)
Investments — affiliated	—	(975,745)	94
Payment by affiliate	—	219,937	—
Options written	(3,197,644)	5,376,786	2,239,947
Futures contracts	15,621,888	(38,148,933)	18,343,772
Swaps	2,947,592	73,837,862	17,979,760
Forward foreign currency exchange contracts	2,266,550	46,957,116	13,400,761
Foreign currency transactions	(439,160)	(505,009)	6,306

	(14,872,716)	286,465,798	14,513,464

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(78,145,676)	118,809,042	(10,236,284)
Investments — affiliated	—	(1,551,677)	69,948
Options written	(106,684)	957,176	(700,248)
Futures contracts	(972,712)	12,355,858	(2,108,727)
Swaps	910,652	(15,408,825)	(962,608)
Forward foreign currency exchange contracts	435,082	(3,681,622)	(5,356,592)
Foreign currency translations	27,856	(2,783,979)	293,305

	(77,851,482)	108,695,973	(19,001,206)

Net realized and unrealized gain (loss)	(92,724,198)	395,161,771	(4,487,742)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(58,052,698)	$917,220,837	$30,622,351

[1]	Consolidated Statement of Operations.

[2]	See Note 1 of the Notes to Financial Statements.

[3]	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	MARCH 31, 2017

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income	$34,671,500	$65,283,787
Net realized gain (loss)	(14,872,716)	1,658,678
Net change in unrealized appreciation (depreciation)	(77,851,482)	75,174,206

Net increase (decrease) in net assets resulting from operations	(58,052,698)	142,116,671

Distributions to Shareholders[1]
From net investment income:
Institutional	(22,715,812)	(45,396,156)
Service	(696,804)	(1,086,399)
Investor A	(5,662,538)	(10,701,148)
Investor C	(785,136)	(1,570,673)
Class K	(9,038,200)	(17,986,656)
Class R	(39,190)	(66,930)

Decrease in net assets resulting from distributions to shareholders	(38,937,680)	(76,807,962)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(27,402,809)	25,582,786

Net Assets
Total increase (decrease) in net assets	(124,393,187)	90,891,495
Beginning of period	3,227,335,993	3,136,444,498

End of period	$3,102,942,806	$3,227,335,993

Undistributed (distributions in excess of) net investment income, end of period	$(1,236,817)	$3,029,363

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	93

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio[1]		BlackRock Low Duration Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income	$522,059,066	$945,097,304	$35,110,093	$77,601,868
Net realized gain (loss)	286,465,798	(712,858,891)	14,513,464	(24,261,640)
Net change in unrealized appreciation (depreciation)	108,695,973	1,279,552,883	(19,001,206)	22,691,123

Net increase in net assets resulting from operations	917,220,837	1,511,791,296	30,622,351	76,031,351

Distributions to Shareholders[2]
From net investment income:
Institutional	(304,791,408)	(564,118,104)	(29,408,799)	(56,823,438)
Service	(13,200,707)	(19,585,485)	(496,451)	(941,660)
Investor A	(108,123,528)	(177,608,322)	(8,088,361)	(13,433,523)
Investor A1	—	—	(106,875)	(247,431)
Investor B	(8,186)	(29,096)	—	—
Investor B1	(13,293)	(65,145)	—	—
Investor C	(14,098,028)	(28,083,135)	(1,686,789)	(3,193,523)
Investor C1	(1,418,014)	(2,992,498)	—	—
Investor C2	—	—	(45,152)	(95,191)
Investor C3	—	—	(90,107)	(178,655)
Class K	(167,587,257)	(262,142,470)	(7,406,153)	(16,540,958)
Class R	(3,522,002)	(5,656,696)	(37,082)	(66,091)

Decrease in net assets resulting from distributions to shareholders	(612,762,423)	(1,060,280,951)	(47,365,769)	(91,520,470)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(288,753,285)	1,805,927,581	(228,197,252)	216,092,937

Net Assets
Total increase (decrease) in net assets	15,705,129	2,257,437,926	(244,940,670)	200,603,818
Beginning of period	18,878,395,921	16,620,957,995	5,301,466,669	5,100,862,851

End of period	$18,894,101,050	$18,878,395,921	$5,056,525,999	$5,301,466,669

Distributions in excess of net investment income, end of period	$(106,837,303)	$(16,133,946)	$(18,160,389)	$(5,904,713)

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights	BlackRock Core Bond Portfolio

	Institutional
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.86	$9.65	$9.63	$9.45	$9.78	$9.42

Net investment income[1]	0.11	0.21	0.21	0.27	0.24	0.29
Net realized and unrealized gain (loss)	(0.29)	0.24	0.05	0.20	(0.28)	0.39

Net increase (decrease) from investment operations	(0.18)	0.45	0.26	0.47	(0.04)	0.68

Distributions:[2]
From net investment income	(0.12)	(0.24)	(0.24)	(0.29)	(0.25)	(0.32)
From return of capital	—	—	—	—	(0.04)	—

Total distributions	(0.12)	(0.24)	(0.24)	(0.29)	(0.29)	(0.32)

Net asset value, end of period	$9.56	$9.86	$9.65	$9.63	$9.45	$9.78

Total Return[3]
Based on net asset value	(1.80)%[4]	4.78%	2.66%	5.05%	(0.47)%	7.36%

Ratios to Average Net Assets
Total expenses	0.62%[5]	0.62%	0.60%[6]	0.75%[6]	0.75%[6]	0.73%[6]

Total expenses after fees waived and/or reimbursed	0.48%[5]	0.50%	0.46%	0.57%	0.59%	0.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.43%[5]	0.45%	0.46%	0.56%	0.56%	0.56%

Net investment income	2.28%[5]	2.16%	2.15%	2.78%	2.44%	3.03%

Supplemental Data
Net assets, end of period (000)	$1,741,190	$1,853,077	$1,774,919	$1,361,482	$1,307,731	$1,457,783

Portfolio turnover rate[7]	368%	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 0.74%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	263%	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	—	688%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	95

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.86	$9.66	$9.63	$9.45	$9.79	$9.43

Net investment income[1]	0.10	0.18	0.18	0.24	0.21	0.26
Net realized and unrealized gain (loss)	(0.29)	0.23	0.05	0.21	(0.29)	0.39

Net increase (decrease) from investment operations	(0.19)	0.41	0.23	0.45	(0.08)	0.65

Distributions:[2]
From net investment income	(0.11)	(0.21)	(0.20)	(0.27)	(0.22)	(0.29)
From return of capital	—	—	—	—	(0.04)	—

Total distributions	(0.11)	(0.21)	(0.20)	(0.27)	(0.26)	(0.29)

Net asset value, end of period	$9.56	$9.86	$9.66	$9.63	$9.45	$9.79

Total Return[3]
Based on net asset value	(1.92)%[4]	4.32%	2.44%	4.78%	(0.86)%	7.01%

Ratios to Average Net Assets
Total expenses	0.84%[5,6]	0.87%[6]	0.90%	0.95%	1.02%[6]	1.05%

Total expenses after fees waived and/or reimbursed	0.74%[5]	0.84%	0.80%	0.83%	0.92%	0.91%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.69%[5]	0.79%	0.80%	0.82%	0.88%	0.89%

Net investment income	2.03%[5]	1.81%	1.86%	2.54%	2.13%	2.71%

Supplemental Data
Net assets, end of period (000)	$63,758	$55,154	$46,481	$191,106	$199,772	$238,247

Portfolio turnover rate[7]	368%	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2013, the ratio would have been 0.80% and 0.98%, respectively. There was no financial impact to the expense ratio for the six months ended March 31, 2017.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	263%	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	—	688%

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor A
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.87	$9.67	$9.64	$9.46	$9.80	$9.44

Net investment income[1]	0.10	0.18	0.18	0.24	0.20	0.26
Net realized and unrealized gain (loss)	(0.28)	0.23	0.05	0.20	(0.28)	0.39

Net increase (decrease) from investment operations	(0.18)	0.41	0.23	0.44	(0.08)	0.65

Distributions:[2]
From net investment income	(0.11)	(0.21)	(0.20)	(0.26)	(0.22)	(0.29)
From return of capital	—	—	—	—	(0.04)	—

Total distributions	(0.11)	(0.21)	(0.20)	(0.26)	(0.26)	(0.29)

Net asset value, end of period	$9.58	$9.87	$9.67	$9.64	$9.46	$9.80

Total Return[3]
Based on net asset value	(1.82)%[4]	4.32%	2.42%	4.72%	(0.89)%	7.01%

Ratios to Average Net Assets
Total expenses	0.91%[5]	0.91%	0.89%[6]	1.02%[6]	1.03%[6]	1.02%[6]

Total expenses after fees waived and/or reimbursed	0.74%[5]	0.84%	0.80%	0.90%	0.92%	0.90%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.69%[5]	0.79%	0.80%	0.89%	0.89%	0.89%

Net investment income	2.03%[5]	1.81%	1.82%	2.47%	2.11%	2.69%

Supplemental Data
Net assets, end of period (000)	$494,304	$503,640	$474,202	$507,915	$566,334	$638,402

Portfolio turnover rate[7]	368%	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.01%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	263%	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	—	688%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	97

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor C
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.83	$9.63	$9.60	$9.42	$9.76	$9.40

Net investment income[1]	0.06	0.10	0.10	0.17	0.13	0.19
Net realized and unrealized gain (loss)	(0.28)	0.24	0.06	0.20	(0.29)	0.39

Net increase (decrease) from investment operations	(0.22)	0.34	0.16	0.37	(0.16)	0.58

Distributions:[2]
From net investment income	(0.07)	(0.14)	(0.13)	(0.19)	(0.14)	(0.22)
From return of capital	—	—	—	—	(0.04)	—

Total distributions	(0.07)	(0.14)	(0.13)	(0.19)	(0.18)	(0.22)

Net asset value, end of period	$9.54	$9.83	$9.63	$9.60	$9.42	$9.76

Total Return[3]
Based on net asset value	(2.20)%[4]	3.55%	1.66%	3.96%	(1.63)%	6.26%

Ratios to Average Net Assets
Total expenses	1.63%[5,6]	1.63%	1.62%[5]	1.74%[5]	1.76%	1.74%[5]

Total expenses after fees waived and/or reimbursed	1.49%[6]	1.59%	1.55%	1.63%	1.66%	1.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.44%[6]	1.54%	1.55%	1.62%	1.62%	1.61%

Net investment income	1.28%[6]	1.06%	1.07%	1.75%	1.40%	1.97%

Supplemental Data
Net assets, end of period (000)	$93,971	$110,227	$109,272	$119,113	$147,042	$206,568

Portfolio turnover rate[7]	368%	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.61%. There was no financial impact to the expense ratios for the six months ended March 31, 2017 and the years ended September 30, 2014 and September 30, 2012.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	263%	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	—	688%

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Class K
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.89	$9.68	$9.65	$9.47	$9.81	$9.45

Net investment income[1]	0.11	0.21	0.22	0.28	0.25	0.30
Net realized and unrealized gain (loss)	(0.28)	0.25	0.05	0.20	(0.29)	0.39

Net increase (decrease) from investment operations	(0.17)	0.46	0.27	0.48	(0.04)	0.69

Distributions:[2]
From net investment income	(0.13)	(0.25)	(0.24)	(0.30)	(0.26)	(0.33)
From return of capital	—	—	—	—	(0.04)	—

Total distributions	(0.13)	(0.25)	(0.24)	(0.30)	(0.30)	(0.33)

Net asset value, end of period	$9.59	$9.89	$9.68	$9.65	$9.47	$9.81

Total Return[3]
Based on net asset value	(1.76)%[4]	4.83%	2.83%	5.16%	(0.45)%	7.47%

Ratios to Average Net Assets
Total expenses	0.49%[5]	0.49%	0.47%[6]	0.60%	0.61%	0.60%

Total expenses after fees waived and/or reimbursed	0.43%[5]	0.45%	0.41%	0.46%	0.48%	0.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.38%[5]	0.40%	0.40%	0.45%	0.45%	0.45%

Net investment income	2.33%[5]	2.20%	2.21%	2.91%	2.54%	3.15%

Supplemental Data
Net assets, end of period (000)	$705,809	$701,478	$728,521	$633,007	$597,618	$643,885

Portfolio turnover rate[7]	368%	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	263%	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	—	688%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	99

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Class R
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.88	$9.67	$9.64	$9.46	$9.81	$9.44

Net investment income[1]	0.09	0.15	0.15	0.21	0.18	0.23
Net realized and unrealized gain (loss)	(0.29)	0.25	0.06	0.20	(0.30)	0.40

Net increase (decrease) from investment operations	(0.20)	0.40	0.21	0.41	(0.12)	0.63

Distributions:[2]
From net investment income	(0.10)	(0.19)	(0.18)	(0.23)	(0.19)	(0.26)
From return of capital	—	—	—	—	(0.04)	—

Total distributions	(0.10)	(0.19)	(0.18)	(0.23)	(0.23)	(0.26)

Net asset value, end of period	$9.58	$9.88	$9.67	$9.64	$9.46	$9.81

Total Return[3]
Based on net asset value	(2.04)%[4]	4.16%	2.17%	4.42%	(1.24)%	6.82%

Ratios to Average Net Assets
Total expenses	1.18%[5]	1.21%	1.17%	1.32%[6]	1.38%[6]	1.34%[6]

Total expenses after fees waived and/or reimbursed	0.99%[5]	1.09%	1.05%	1.18%	1.18%	1.19%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94%[5]	1.04%	1.05%	1.17%	1.15%	1.17%

Net investment income	1.78%[5]	1.56%	1.57%	2.20%	1.82%	2.40%

Supplemental Data
Net assets, end of period (000)	$3,911	$3,761	$3,050	$2,550	$2,246	$960

Portfolio turnover rate[7]	368%	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2013, the ratio would have been 1.31% and 1.36%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2012.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	263%	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	—	688%

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Financial Highlights	BlackRock High Yield Bond Portfolio

	Institutional
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.61	$7.42	$8.20	$8.15	$7.94	$7.14

Net investment income[1]	0.22	0.41	0.40	0.46	0.49	0.49
Net realized and unrealized gain (loss)	0.16	0.24	(0.62)	0.17	0.26	0.80

Net increase (decrease) from investment operations	0.38	0.65	(0.22)	0.63	0.75	1.29

Distributions:[2]
From net investment income	(0.25)	(0.46)	(0.44)	(0.46)	(0.52)	(0.49)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.25)	(0.46)	(0.56)	(0.58)	(0.54)	(0.49)

Net asset value, end of period	$7.74	$7.61	$7.42	$8.20	$8.15	$7.94

Total Return[3]
Based on net asset value	5.11%[4]	9.21%	(2.82)%	7.88%	9.64%	18.92%

Ratios to Average Net Assets
Total expenses	0.62%[5,6]	0.61%[5,7]	0.59%[5]	0.62%[7]	0.64%	0.65%[7,8]

Total expenses after fees waived and/or reimbursed	0.62%[5,6]	0.61%[5]	0.59%[5]	0.62%	0.63%	0.65%[8]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.57%[5,6]	0.60%[5]	0.58%[5]	0.59%	0.60%	0.63%

Net investment income	5.66%[5,6]	5.58%[5]	5.08%[5]	5.51%	6.05%	6.40%[8]

Supplemental Data
Net assets, end of period (000)	$10,581,191	$9,031,925	$10,926,678	$7,898,330	$5,923,843	$3,989,753

Portfolio turnover rate	48%	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[8]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	101

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.62	$7.42	$8.20	$8.16	$7.94	$7.14

Net investment income[1]	0.20	0.39	0.38	0.43	0.47	0.47
Net realized and unrealized gain (loss)	0.16	0.25	(0.62)	0.16	0.26	0.80

Net increase (decrease) from investment operations	0.36	0.64	(0.24)	0.59	0.73	1.27

Distributions:[2]
From net investment income	(0.24)	(0.44)	(0.42)	(0.43)	(0.49)	(0.47)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.24)	(0.44)	(0.54)	(0.55)	(0.51)	(0.47)

Net asset value, end of period	$7.74	$7.62	$7.42	$8.20	$8.16	$7.94

Total Return[3]
Based on net asset value	4.80%[4]	9.04%	(3.13)%	7.41%	9.42%	18.52%

Ratios to Average Net Assets
Total expenses	0.95%[5,6]	0.90%[5,7]	0.90%[5]	0.94%[7]	0.95%[7]	0.98%[7,8]

Total expenses after fees waived and/or reimbursed	0.94%[5,6]	0.89%[5]	0.90%[5]	0.94%	0.94%	0.98%[8]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.90%[5,6]	0.89%[5]	0.90%[5]	0.91%	0.92%	0.96%

Net investment income	5.32%[5,6]	5.32%[5]	4.76%[5]	5.20%	5.73%	6.08%[8]

Supplemental Data
Net assets, end of period (000)	$425,847	$378,766	$303,043	$346,355	$372,559	$304,707

Portfolio turnover rate	48%	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[6]	Annualized.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2012, the ratio would have been 0.93% and 0.95%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2016 and September 30, 2013.

[8]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

102	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor A
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.61	$7.42	$8.20	$8.15	$7.94	$7.14

Net investment income[1]	0.20	0.39	0.38	0.43	0.47	0.47
Net realized and unrealized gain (loss)	0.17	0.24	(0.62)	0.17	0.25	0.80

Net increase (decrease) from investment operations	0.37	0.63	(0.24)	0.60	0.72	1.27

Distributions:[2]
From net investment income	(0.24)	(0.44)	(0.42)	(0.43)	(0.49)	(0.47)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.24)	(0.44)	(0.54)	(0.55)	(0.51)	(0.47)

Net asset value, end of period	$7.74	$7.61	$7.42	$8.20	$8.15	$7.94

Total Return[3]
Based on net asset value	4.94%[4]	8.86%	(3.11)%	7.53%	9.29%	18.56%

Ratios to Average Net Assets
Total expenses	0.97%[5,6,7]	0.93%[5,7]	0.93%[5,7]	0.97%[7]	0.98%[7]	1.02%[8]

Total expenses after fees waived and/or reimbursed	0.95%[5,6]	0.93%[5]	0.92%[5]	0.95%	0.95%	0.94%[8]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.91%[5,6]	0.92%[5]	0.92%[5]	0.92%	0.92%	0.92%

Net investment income	5.31%[5,6]	5.27%[5]	4.75%[5]	5.21%	5.74%	6.10%[8]

Supplemental Data
Net assets, end of period (000)	$1,874,895	$3,733,406	$2,797,049	$3,120,217	$3,933,778	$3,437,217

Portfolio turnover rate	48%	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[6]	Annualized.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2017 and the years ended September 30, 2016 and September 30, 2015, the ratio would have been 0.96%, 0.90% and 0.89%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

[8]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	103

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.62	$7.42	$8.20	$8.16	$7.94	$7.14

Net investment income[1]	0.16	0.31	0.31	0.36	0.40	0.40
Net realized and unrealized gain (loss)	0.17	0.26	(0.62)	0.16	0.26	0.81

Net increase (decrease) from investment operations	0.33	0.57	(0.31)	0.52	0.66	1.21

Distributions:[2]
From net investment income	(0.20)	(0.37)	(0.35)	(0.36)	(0.42)	(0.41)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.20)	(0.37)	(0.47)	(0.48)	(0.44)	(0.41)

Net asset value, end of period	$7.75	$7.62	$7.42	$8.20	$8.16	$7.94

Total Return[3]
Based on net asset value	4.34%[4]	7.95%	(3.96)%	6.51%	8.51%	17.58%

Ratios to Average Net Assets
Total expenses	2.10%[5,6]	1.94%[5]	1.80%[5]	1.80%	1.79%	1.78%[7]

Total expenses after fees waived and/or reimbursed	2.10%[5,6]	1.94%[5]	1.80%[5]	1.80%	1.79%	1.78%[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	2.06%[5,6]	1.94%[5]	1.80%[5]	1.77%	1.76%	1.76%

Net investment income	4.22%[5,6]	4.20%[5]	3.87%[5]	4.38%	4.90%	5.31%[7]

Supplemental Data
Net assets, end of period (000)	$307	$330	$1,004	$2,489	$4,597	$7,472

Portfolio turnover rate	48%	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[6]	Annualized.

[7]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

104	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B1
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.61	$7.42	$8.20	$8.15	$7.94	$7.14

Net investment income[1]	0.18	0.34	0.33	0.39	0.42	0.43
Net realized and unrealized gain (loss)	0.17	0.25	(0.62)	0.17	0.26	0.80

Net increase (decrease) from investment operations	0.35	0.59	(0.29)	0.56	0.68	1.23

Distributions:[2]
From net investment income	(0.22)	(0.40)	(0.37)	(0.39)	(0.45)	(0.43)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.22)	(0.40)	(0.49)	(0.51)	(0.47)	(0.43)

Net asset value, end of period	$7.74	$7.61	$7.42	$8.20	$8.15	$7.94

Total Return[3]
Based on net asset value	4.65%[4]	8.28%	(3.65)%	6.97%	8.74%	17.94%

Ratios to Average Net Assets
Total expenses	1.59%[5,6,7]	1.77%[6]	1.75%[5,6]	1.64%[5]	1.58%[5]	1.58%[5,8]

Total expenses after fees waived and/or reimbursed	1.50%[6,7]	1.46%[6]	1.46%[6]	1.49%	1.49%	1.48%[8]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.46%[6,7]	1.46%[6]	1.46%[6]	1.46%	1.46%	1.46%

Net investment income	4.85%[6,7]	4.67%[6]	4.20%[6]	4.67%	5.20%	5.61%[8]

Supplemental Data
Net assets, end of period (000)	$340	$522	$1,957	$4,796	$9,009	$20,236

Portfolio turnover rate	48%	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2017 and the year ended September 30, 2015, September 30, 2014 and September 30, 2013, the ratio would have been 1.56%, 1.74%, 1.63% and 1.56%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2016 and September 30, 2012.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[7]	Annualized.

[8]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	105

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.62	$7.43	$8.21	$8.16	$7.95	$7.14

Net investment income[1]	0.17	0.33	0.32	0.37	0.40	0.41
Net realized and unrealized gain (loss)	0.17	0.24	(0.62)	0.17	0.26	0.81

Net increase (decrease) from investment operations	0.34	0.57	(0.30)	0.54	0.66	1.22

Distributions:[2]
From net investment income	(0.21)	(0.38)	(0.36)	(0.37)	(0.43)	(0.41)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.21)	(0.38)	(0.48)	(0.49)	(0.45)	(0.41)

Net asset value, end of period	$7.75	$7.62	$7.43	$8.21	$8.16	$7.95

Total Return[3]
Based on net asset value	4.54%[4]	8.04%	(3.85)%	6.73%	8.45%	17.77%

Ratios to Average Net Assets
Total expenses	1.71%[5,6]	1.69%[5]	1.67%[5,7]	1.70%[7]	1.72%[7]	1.75%[7,8]

Total expenses after fees waived and/or reimbursed	1.71%[5,6]	1.69%[5]	1.67%[5]	1.70%	1.72%	1.74%[8]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.67%[5,6]	1.68%[5]	1.66%[5]	1.67%	1.69%	1.72%

Net investment income	4.57%[5,6]	4.51%[5]	4.00%[5]	4.44%	4.97%	5.31%[8]

Supplemental Data
Net assets, end of period (000)	$486,919	$539,243	$578,935	$624,573	$535,426	$498,541

Portfolio turnover rate	48%	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[6]	Annualized.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.71%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014 and September 30, 2012.

[8]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

106	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C1
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.62	$7.43	$8.21	$8.17	$7.95	$7.15

Net investment income[1]	0.18	0.34	0.33	0.39	0.42	0.42
Net realized and unrealized gain (loss)	0.17	0.25	(0.62)	0.16	0.27	0.80

Net increase (decrease) from investment operations	0.35	0.59	(0.29)	0.55	0.69	1.22

Distributions:[2]
From net investment income	(0.22)	(0.40)	(0.37)	(0.39)	(0.45)	(0.42)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.22)	(0.40)	(0.49)	(0.51)	(0.47)	(0.42)

Net asset value, end of period	$7.75	$7.62	$7.43	$8.21	$8.17	$7.95

Total Return[3]
Based on net asset value	4.64%[4]	8.23%	(3.68)%	6.78%	8.79%	17.83%

Ratios to Average Net Assets
Total expenses	1.53%[5,6]	1.51%[5]	1.49%[5]	1.52%	1.55%[7]	1.59%[7,8]

Total expenses after fees waived and/or reimbursed	1.52%[5,6]	1.51%[5]	1.49%[5]	1.52%	1.55%	1.56%[8]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.48%[5,6]	1.50%[5]	1.49%[5]	1.50%	1.52%	1.54%

Net investment income	4.76%[5,6]	4.69%[5]	4.19%[5]	4.63%	5.15%	5.53%[8]

Supplemental Data
Net assets, end of period (000)	$46,742	$52,539	$61,492	$79,613	$88,458	$100,404

Portfolio turnover rate	48%	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[6]	Annualized.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.52% and 1.57%, respectively.

[8]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	107

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Class K
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.62	$7.42	$8.20	$8.16	$7.94	$7.14

Net investment income[1]	0.22	0.42	0.41	0.47	0.50	0.50
Net realized and unrealized gain (loss)	0.17	0.25	(0.62)	0.16	0.26	0.80

Net increase (decrease) from investment operations	0.39	0.67	(0.21)	0.63	0.76	1.30

Distributions:[2]
From net investment income	(0.26)	(0.47)	(0.45)	(0.47)	(0.52)	(0.50)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.26)	(0.47)	(0.57)	(0.59)	(0.54)	(0.50)

Net asset value, end of period	$7.75	$7.62	$7.42	$8.20	$8.16	$7.94

Total Return[3]
Based on net asset value	5.14%[4]	9.44%	(2.76)%	7.82%	9.84%	18.99%

Ratios to Average Net Assets
Total expenses	0.55%[5,6,7]	0.53%[5,7]	0.53%[5]	0.56%[7]	0.56%[7]	0.60%[7,8]

Total expenses after fees waived and/or reimbursed	0.55%[5,6]	0.53%[5]	0.51%[5]	0.55%	0.56%	0.58%[8]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.51%[5,6]	0.52%[5]	0.51%[5]	0.53%	0.54%	0.56%

Net investment income	5.73%[5,6]	5.71%[5]	5.17%[5]	5.59%	6.13%	6.48%[8]

Supplemental Data
Net assets, end of period (000)	$5,353,042	$5,028,654	$1,853,500	$1,352,840	$934,195	$897,435

Portfolio turnover rate	48%	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[6]	Annualized.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2012, the ratio would have been 0.58%. There was no financial impact to the expense ratios for the six months ended March 31, 2017 and the years ended September 30, 2016, September 30, 2014 and September 30, 2013.

[8]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

108	BLACKROCK FUNDS II	MARCH 31, 2017

Consolidated Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Class R
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$7.61	$7.42	$8.20	$8.15	$7.94	$7.13

Net investment income[1]	0.19	0.36	0.35	0.41	0.44	0.44
Net realized and unrealized gain (loss)	0.17	0.24	(0.62)	0.17	0.25	0.81

Net increase (decrease) from investment operations	0.36	0.60	(0.27)	0.58	0.69	1.25

Distributions:[2]
From net investment income	(0.23)	(0.41)	(0.39)	(0.41)	(0.46)	(0.44)
From net realized gain	—	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.23)	(0.41)	(0.51)	(0.53)	(0.48)	(0.44)

Net asset value, end of period	$7.74	$7.61	$7.42	$8.20	$8.15	$7.94

Total Return[3]
Based on net asset value	4.77%[4]	8.51%	(3.43)%	7.19%	8.92%	18.31%

Ratios to Average Net Assets
Total expenses	1.28%[5,6,7]	1.26%[5,7]	1.23%[5,7]	1.28%	1.31%	1.36%[8]

Total expenses after fees waived and/or reimbursed	1.28%[5,6]	1.26%[5]	1.23%[5]	1.27%	1.29%	1.30%[8]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.23%[5,6]	1.25%[5]	1.22%[5]	1.24%	1.26%	1.28%

Net investment income	5.00%[5,6]	4.95%[5]	4.46%[5]	4.90%	5.41%	5.77%[8]

Supplemental Data
Net assets, end of period (000)	$124,819	$113,010	$97,300	$72,267	$47,906	$32,159

Portfolio turnover rate	48%	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

[6]	Annualized.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.22%. There was no financial impact to the expense ratio for the six months ended March 31, 2017 and the year ended September 30, 2016.

[8]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	109

Financial Highlights	BlackRock Low Duration Bond Portfolio

	Institutional
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.65	$9.68	$9.74	$9.71	$9.83	$9.57

Net investment income[1]	0.07	0.16	0.16	0.22	0.22	0.25
Net realized and unrealized gain (loss)	(0.01)	—	(0.04)	0.02	(0.12)	0.26

Net increase from investment operations	0.06	0.16	0.12	0.24	0.10	0.51

Distributions:[2]
From net investment income	(0.09)	(0.19)	(0.18)	(0.21)	(0.21)	(0.25)
From return of capital	—	—	—	—	(0.01)	—

Total distributions	(0.09)	(0.19)	(0.18)	(0.21)	(0.22)	(0.25)

Net asset value, end of period	$9.62	$9.65	$9.68	$9.74	$9.71	$9.83

Total Return[3]
Based on net asset value	0.67%[4]	1.63%	1.19%	2.52%	1.06%	5.43%

Ratios to Average Net Assets
Total expenses	0.50%[5,6]	0.50%	0.52%[5]	0.66%[5]	0.70%	0.72%

Total expenses after fees waived and/or reimbursed	0.42%[6]	0.47%	0.45%	0.46%	0.48%	0.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.41%[6]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income	1.48%[6]	1.66%	1.61%	2.26%	2.25%	2.61%

Supplemental Data
Net assets, end of period (000)	$3,015,367	$3,020,681	$2,885,841	$1,134,331	$849,700	$762,769

Portfolio turnover rate[7]	122%	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	91%	246%	231%	194%	239%	172%

See Notes to Financial Statements.

110	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Service
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.64	$9.67	$9.74	$9.71	$9.82	$9.57

Net investment income[1]	0.06	0.13	0.13	0.19	0.19	0.22
Net realized and unrealized gain (loss)	(0.01)	(0.01)	(0.05)	0.02	(0.11)	0.24

Net increase from investment operations	0.05	0.12	0.08	0.21	0.08	0.46

Distributions:[2]
From net investment income	(0.08)	(0.15)	(0.15)	(0.18)	(0.18)	(0.21)
From return of capital	—	—	—	—	(0.01)	—

Total distributions	(0.08)	(0.15)	(0.15)	(0.18)	(0.19)	(0.21)

Net asset value, end of period	$9.61	$9.64	$9.67	$9.74	$9.71	$9.82

Total Return[3]
Based on net asset value	0.54%[4]	1.29%	0.78%	2.16%	0.79%	4.93%

Ratios to Average Net Assets
Total expenses	0.81%[5,6]	0.81%[5]	0.88%[5]	0.94%[5]	1.00%[5]	1.01%[5]

Total expenses after fees waived and/or reimbursed	0.68%[6]	0.81%	0.77%	0.82%	0.86%	0.85%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.67%[6]	0.79%	0.77%	0.81%	0.82%	0.83%

Net investment income	1.23%[6]	1.32%	1.31%	1.92%	1.90%	2.24%

Supplemental Data
Net assets, end of period (000)	$57,337	$60,358	$56,550	$217,127	$231,914	$263,552

Portfolio turnover rate[7]	122%	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2016 the ratio would have been 0.78%. There was no financial impact to the expense ratios for the six months ended March 31, 2017 and the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	91%	246%	231%	194%	239%	172%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	111

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.64	$9.67	$9.74	$9.71	$9.82	$9.57

Net investment income[1]	0.06	0.13	0.12	0.19	0.18	0.22
Net realized and unrealized gain (loss)	(0.01)	(0.01)	(0.04)	0.02	(0.10)	0.24

Net increase from investment operations	0.05	0.12	0.08	0.21	0.08	0.46

Distributions:[2]
From net investment income	(0.08)	(0.15)	(0.15)	(0.18)	(0.18)	(0.21)
From return of capital	—	—	—	—	(0.01)	—

Total distributions	(0.08)	(0.15)	(0.15)	(0.18)	(0.19)	(0.21)

Net asset value, end of period	$9.61	$9.64	$9.67	$9.74	$9.71	$9.82

Total Return[3]
Based on net asset value	0.54%[4]	1.29%	0.75%	2.16%	0.83%	4.94%

Ratios to Average Net Assets
Total expenses	0.83%[5]	0.83%	0.86%[6]	0.96%[6]	0.97%[6]	1.02%[6]

Total expenses after fees waived and/or reimbursed	0.68%[5]	0.81%	0.79%	0.81%	0.83%	0.83%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.67%[5]	0.79%	0.79%	0.80%	0.79%	0.81%

Net investment income	1.23%[5]	1.32%	1.29%	1.93%	1.82%	2.25%

Supplemental Data
Net assets, end of period (000)	$1,290,104	$875,788	$822,299	$1,472,352	$1,523,705	$546,318

Portfolio turnover rate7	122%	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2013, the ratios would have been 0.85% and 0.95%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2012.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	91%	246%	231%	194%	239%	172%

See Notes to Financial Statements.

112	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A1
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.65	$9.68	$9.75	$9.72	$9.83	$9.58

Net investment income[1]	0.07	0.15	0.14	0.20	0.20	0.23
Net realized and unrealized gain (loss)	(0.01)	(0.01)	(0.05)	0.02	(0.10)	0.25

Net increase from investment operations	0.06	0.14	0.09	0.22	0.10	0.48

Distributions:[2]
From net investment income	(0.09)	(0.17)	(0.16)	(0.19)	(0.20)	(0.23)
From return of capital	—	—	—	—	(0.01)	—

Total distributions	(0.09)	(0.17)	(0.16)	(0.19)	(0.21)	(0.23)

Net asset value, end of period	$9.62	$9.65	$9.68	$9.75	$9.72	$9.83

Total Return[3]
Based on net asset value	0.62%[4]	1.48%	0.94%	2.33%	0.98%	5.12%

Ratios to Average Net Assets
Total expenses	0.67%[5]	0.68%	0.69%	0.81%[6]	0.85%	0.86%

Total expenses after fees waived and/or reimbursed	0.53%[5]	0.62%	0.60%	0.65%	0.67%	0.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.52%[5]	0.60%	0.60%	0.64%	0.64%	0.64%

Net investment income	1.38%[5]	1.51%	1.47%	2.09%	2.08%	2.43%

Supplemental Data
Net assets, end of period (000)	$11,272	$11,892	$14,742	$18,617	$20,196	$22,846

Portfolio turnover rate[7]	122%	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	91%	246%	231%	194%	239%	172%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	113

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.64	$9.67	$9.73	$9.71	$9.82	$9.56

Net investment income[1]	0.02	0.06	0.05	0.12	0.12	0.15
Net realized and unrealized gain (loss)	(0.00)[2]	(0.01)	(0.04)	0.01	(0.11)	0.25

Net increase from investment operations	0.02	0.05	0.01	0.13	0.01	0.40

Distributions:[3]
From net investment income	(0.05)	(0.08)	(0.07)	(0.11)	(0.11)	(0.14)
From return of capital	—	—	—	—	(0.01)	—

Total distributions	(0.05)	(0.08)	(0.07)	(0.11)	(0.12)	(0.14)

Net asset value, end of period	$9.61	$9.64	$9.67	$9.73	$9.71	$9.82

Total Return[4]
Based on net asset value	0.17%[5]	0.55%	0.11%	1.31%	0.08%	4.31%

Ratios to Average Net Assets
Total expenses	1.59%[6]	1.59%	1.59%	1.71%[7]	1.74%	1.76%

Total expenses after fees waived and/or reimbursed	1.43%[6]	1.55%	1.53%	1.54%	1.56%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.42%[6]	1.53%	1.53%	1.53%	1.53%	1.53%

Net investment income	0.48%[6]	0.58%	0.54%	1.19%	1.18%	1.53%

Supplemental Data
Net assets, end of period (000)	$323,596	$372,307	$361,424	$331,179	$293,864	$268,261

Portfolio turnover rate[8]	122%	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	91%	246%	231%	194%	239%	172%

See Notes to Financial Statements.

114	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C2
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.64	$9.67	$9.74	$9.71	$9.82	$9.57

Net investment income[1]	0.05	0.11	0.11	0.17	0.17	0.21
Net realized and unrealized gain (loss)	(0.01)	—	(0.05)	0.02	(0.10)	0.24

Net increase from investment operations	0.04	0.11	0.06	0.19	0.07	0.45

Distributions:[2]
From net investment income	(0.07)	(0.14)	(0.13)	(0.16)	(0.17)	(0.20)
From return of capital	—	—	—	—	(0.01)	—

Total distributions	(0.07)	(0.14)	(0.13)	(0.16)	(0.18)	(0.20)

Net asset value, end of period	$9.61	$9.64	$9.67	$9.74	$9.71	$9.82

Total Return[3]
Based on net asset value	0.46%[4]	1.14%	0.60%	2.00%	0.67%	4.81%

Ratios to Average Net Assets
Total expenses	0.97%[5,6]	0.98%	0.99%	1.11%[5]	1.12%	1.12%

Total expenses after fees waived and/or reimbursed	0.83%[6]	0.96%	0.94%	0.97%	0.98%	0.96%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.82%[6]	0.94%	0.94%	0.96%	0.94%	0.94%

Net investment income	1.08%[6]	1.17%	1.14%	1.77%	1.78%	2.13%

Supplemental Data
Net assets, end of period (000)	$5,655	$6,139	$6,938	$7,939	$11,905	$13,838

Portfolio turnover rate[7]	122%	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	91%	246%	231%	194%	239%	172%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	115

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C3
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.64	$9.67	$9.73	$9.71	$9.82	$9.56

Net investment income[1]	0.03	0.06	0.06	0.12	0.12	0.14
Net realized and unrealized gain (loss)	(0.01)	(0.01)	(0.06)	0.01	(0.11)	0.25

Net increase from investment operations	0.02	0.05	0.00	0.13	0.01	0.39

Distributions:[2]
From net investment income	(0.05)	(0.08)	(0.06)	(0.11)	(0.11)	(0.13)
From return of capital	—	—	—	—	(0.01)	—

Total distributions	(0.05)	(0.08)	(0.06)	(0.11)	(0.12)	(0.13)

Net asset value, end of period	$9.61	$9.64	$9.67	$9.73	$9.71	$9.82

Total Return[3]
Based on net asset value	0.21%[4]	0.57%	0.14%	1.30%	0.09%	4.23%

Ratios to Average Net Assets
Total expenses	1.55%[5,6]	1.57%	1.57%	1.69%[5]	1.70%	1.77%

Total expenses after fees waived and/or reimbursed	1.33%[6]	1.52%	1.50%	1.56%	1.56%	1.61%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.32%[6]	1.50%	1.50%	1.55%	1.52%	1.60%

Net investment income	0.58%[6]	0.61%	0.57%	1.18%	1.20%	1.46%

Supplemental Data
Net assets, end of period (000)	$15,940	$18,350	$21,631	$26,209	$30,075	$35,383

Portfolio turnover rate[7]	122%	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	91%	246%	231%	194%	239%	172%

See Notes to Financial Statements.

116	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Class K
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.64	$9.67	$9.73	$9.71	$9.82	$9.56

Net investment income[1]	0.07	0.16	0.16	0.23	0.23	0.26
Net realized and unrealized gain (loss)	(0.00)[2]	—	(0.04)	0.01	(0.11)	0.25

Net increase from investment operations	0.07	0.16	0.12	0.24	0.12	0.51

Distributions:[3]
From net investment income	(0.10)	(0.19)	(0.18)	(0.22)	(0.22)	(0.25)
From return of capital	—	—	—	—	(0.01)	—

Total distributions	(0.10)	(0.19)	(0.18)	(0.22)	(0.23)	(0.25)

Net asset value, end of period	$9.61	$9.64	$9.67	$9.73	$9.71	$9.82

Total Return[4]
Based on net asset value	0.69%[5]	1.69%	1.24%	2.46%	1.21%	5.48%

Ratios to Average Net Assets
Total expenses	0.43%[6]	0.44%	0.44%[7]	0.58%[7]	0.62%	0.61%

Total expenses after fees waived and/or reimbursed	0.37%[6]	0.41%	0.40%	0.42%	0.45%	0.43%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.36%[6]	0.40%	0.40%	0.41%	0.41%	0.41%

Net investment income	1.53%[6]	1.71%	1.67%	2.30%	2.30%	2.65%

Supplemental Data
Net assets, end of period (000)	$332,389	$930,769	$927,190	$557,690	$319,318	$310,879

Portfolio turnover rate[8]	122%	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	91%	246%	231%	194%	239%	172%

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	117

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Class R
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.64	$9.67	$9.74	$9.71	$9.82	$9.57

Net investment income[1]	0.05	0.10	0.10	0.15	0.15	0.18
Net realized and unrealized gain (loss)	(0.01)	—	(0.05)	0.02	(0.11)	0.24

Net increase from investment operations	0.04	0.10	0.05	0.17	0.04	0.42

Distributions:[2]
From net investment income	(0.07)	(0.13)	(0.12)	(0.14)	(0.14)	(0.17)
From return of capital	—	—	—	—	(0.01)	—

Total distributions	(0.07)	(0.13)	(0.12)	(0.14)	(0.15)	(0.17)

Net asset value, end of period	$9.61	$9.64	$9.67	$9.74	$9.71	$9.82

Total Return[3]
Based on net asset value	0.41%[4]	1.04%	0.48%	1.81%	0.43%	4.48%

Ratios to Average Net Assets
Total expenses	1.25%[5]	1.24%	1.16%	1.29%[6]	1.36%	1.43%

Total expenses after fees waived and/or reimbursed	0.93%[5]	1.06%	1.05%	1.16%	1.22%	1.27%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.92%[5]	1.04%	1.05%	1.15%	1.19%	1.26%

Net investment income	0.98%[5]	1.07%	1.02%	1.57%	1.54%	1.81%

Supplemental Data
Net assets, end of period (000)	$4,865	$5,181	$4,247	$3,860	$4,529	$6,573

Portfolio turnover rate[7]	122%	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,
		2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	91%	246%	231%	194%	239%	172%

See Notes to Financial Statements.

118	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Core Bond Portfolio	Core Bond	Diversified
BlackRock High Yield Bond Portfolio	High Yield Bond	Diversified
BlackRock Low Duration Bond Portfolio	Low Duration Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Investor A1, B1, C1, C2 and C3 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor A1 Shares	No2	No3	None
Investor B Shares	No	Yes	To Investor A Shares after 7 years
Investor B1 Shares	No	Yes	To Investor A Shares after 10 years
Investor C Shares	No	Yes	None
Investor C1, Investor C2 and Investor C3 Shares.	No	No4	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

[3]

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[4]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1, C2 and C3 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisor, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of High Yield Bond include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “U.S. Subsidiary”), both of which are wholly-owned taxable subsidiaries of High Yield Bond (collectively, the “Taxable Subsidiaries”). The U.S. Subsidiary enables High Yield Bond to hold investments in operating companies and still satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investments held by the Taxable Subsidiaries may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. High Yield Bond may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. Both the U.S. and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

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Notes to Financial Statements (continued)

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be on a modified applied retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

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Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

High Yield Bond values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

BLACKROCK FUNDS II	MARCH 31, 2017	121

Notes to Financial Statements (continued)

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.

Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

122	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2017, certain investments of the High Yield Bond were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment

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Notes to Financial Statements (continued)

grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it

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Notes to Financial Statements (continued)

paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee, and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash

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received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties. Typically, a Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a Fund, respectively. A Fund, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements. As of period end, there were no joint trading accounts invested in repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral. The liability reflects a Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the six months ended March 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$416,630,967	0.22%
High Yield Bond	$305,308,150	0.34%
Low Duration Bond	$94,396,937	0.44%

Reverse repurchase transactions are entered into by a Fund under MRA, which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are

See Notes to Financial Statements.

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Notes to Financial Statements (continued)

permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following tables are summaries of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Received	Net Amount[2]
Core Bond
Counterparty
Bank of Montreal	$ 20,974,612	$ (20,974,241)	—	$371
Barclays Capital, Inc.	100,399,813	(100,399,813)	—	—
Credit Suisse Securities (USA) LLC	34,913,276	(34,913,276)	—	—
Deutsche Bank Securities, Inc.	58,200,945	(58,200,945)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	80,242,786	(80,242,786)	—	—
Total	$294,731,432	$(294,731,061)	—	$371

High Yield Bond
Counterparty
Barclays Capital, Inc.	$ 8,792,468	$ (8,792,468)	—	—
Citigroup Global Markets, Inc.	392,450	(392,450)	—	—
RBC Capital Markets, LLC	114,585,846	(114,585,846)	—	—
RBC Europe Ltd.	3,765,802	(3,765,802)	—	—
Total	$127,536,566	$(127,536,566)	—	—

Low Duration Bond
Counterparty
Credit Suisse Securities (USA) LLC	$ 19,950,443	$ (19,950,443)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	86,323,579	(86,323,579)	—	—
Total	$106,274,022	$(106,274,022)	—	—

[1]

Collateral with a value of $294,960,070 for Core Bond, $147,155,192 for High Yield Bond and $106,353,662 for Low Duration Bond has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

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Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
J.P. Morgan Securities LLC	$7,488,000	$(7,488,000)	—

[1]

Cash collateral with a value of $7,599,996 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

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Notes to Financial Statements (continued)

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Financial Statements (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Certain Funds enter into inflation swaps to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s stream of variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an

130	BLACKROCK FUNDS II	MARCH 31, 2017

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ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fee
Average Daily Net Assets	Core Bond	High Yield Bond	Low Duration Bond
First $1 Billion	0.350%	0.500%	0.350%
$1 Billion - $2 Billion	0.340%	0.450%	0.340%
$2 Billion - $3 Billion	0.330%	0.425%	0.330%
$3 Billion - $25 Billion	0.320%	0.400%	0.320%
$25 Billion - $30 Billion	0.320%	0.375%	0.320%
Greater than $30 Billion	0.320%	0.350%	0.320%

The Manager provides investment management and other services to the U.S. and Luxembourg Subsidiaries. The Manager does not receive separate compensation from the U.S. and Luxembourg Subsidiaries for providing investment management or administrative services. However, High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of U.S. and Luxembourg Subsidiaries.

Service and Distribution Fees The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class R
Service Fee	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%
Distribution Fee	—	—	—	0.75%	0.50%	0.75%	0.55%	0.30%	0.65%	0.25%

BLACKROCK FUNDS II	MARCH 31, 2017	131

Notes to Financial Statements (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$75,522	$615,537	—	—	—	$507,947	—	—	—	$9,542	$1,208,548
High Yield Bond	$522,020	$4,280,839	—	$1,603	$1,724	$2,549,598	$198,426	—	—	$295,356	$7,849,566
Low Duration Bond	$72,814	$1,182,094	$5,752	—	—	$1,764,443	—	$11,613	$77,293	$12,736	$3,126,745

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2017, the Funds paid the following to the Manager in return for these services, which are shown as administration — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$177,864	$6,042	$49,243	—	—	—	$10,159	—	—	—	$69,327	$382	$313,017
High Yield Bond	$921,230	$41,762	$342,467	—	$32	$46	$50,992	$4,961	—	—	$502,565	$11,814	$1,875,869
Low Duration Bond	$299,832	$5,825	$94,567	$1,150	—	—	$35,289	—	$581	$1,718	$74,157	$510	$513,629

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Core Bond	$274,254	$5,219	$3,148	$282,621
High Yield Bond	$232,063	$3,686	$6,862	$242,611
Low Duration Bond	$120,701	$1,893	$2,853	$125,447

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$1,915	—	$4,488	—	—	$ 687	—	—	—	$16	$7,106
High Yield Bond	$8,263	$770	$30,044	—	$26	$4,005	—	—	$15,366	$850	$59,324
Low Duration Bond	$3,123	$182	$3,306	$162	—	$1,282	$33	$1	—	$37	$8,126

132	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

For the six months ended March 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$1,118,075	$29,474	$427,270	—	—	—	$69,827	—	—	—	—	$3,631	$1,648,277
High Yield Bond	$4,071,633	$346,247	$3,018,912	—	$915	$618	$457,400	$48,082	—	—	$477,460	$147,440	$8,568,707
Low Duration Bond	$ 992,538	$36,172	$683,924	$7,911	—	—	$268,422	—	$3,820	$18,264	$2,504	$7,990	$2,021,545

Other Fees: For the six months ended March 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$7,188
High Yield Bond	$39,686
Low Duration Bond	$15,993

For the six months ended March 31, 2017, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Core Bond	$ 7,334	—	$ 6,023
High Yield Bond	$39,066	$19	$29,757
Low Duration Bond	$43,885	—	$30,327

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Institutional	0.43%	0.67%	0.41%
Service	0.68%	1.02%	0.66%
Investor A	0.68%	0.92%	0.66%
Investor A1	N/A	N/A	0.51%
Investor B1	N/A	1.46%	N/A
Investor C	1.43%	1.72%	1.41%
Investor C1	N/A	1.56%	N/A
Investor C2	N/A	N/A	0.81%
Investor C3	N/A	N/A	1.31%
Class K	0.38%	0.58%	0.36%
Class R	0.93%	1.28%	0.91%

Prior to October 14, 2016, the expense limitations as a percentage of average daily net assets were as follows:

	Core Bond	Low Duration Bond
Institutional	0.45%	0.45%
Service	0.79%	0.79%
Investor A	0.79%	0.79%
Investor A1	N/A	0.60%
Investor C	1.54%	1.53%
Investor C2	N/A	0.94%
Investor C3	N/A	1.50%
Class K	0.40%	0.40%
Class R	1.04%	1.04%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2018, unless approved by the Board, including a majority of the independent trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended March 31, 2017, the amounts included in fees waived by the Manager were as follows:

Core Bond.	$616,017
Low Duration Bond	$933,289

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations.

BLACKROCK FUNDS II	MARCH 31, 2017	133

Notes to Financial Statements (continued)

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor A1	Investor B1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$177,864	$5,642	$49,242	—	—	$ 9,949	—	—	$69,296	$382	$312,375
High Yield Bond	—	—	$44,550	—	$27	—	—	—	$8,250	—	$52,827
Low Duration Bond	$296,804	$5,397	$94,015	$1,150	—	$35,289	$561	$1,687	$72,831	$509	$508,243

Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor A1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$1,914	—	$4,488	—	$ 629	—	—	—	$16	$7,047
High Yield Bond	—	—	$3,722	—	—	—	—	$1,143	—	$4,865
Low Duration Bond	$2,979	$162	$3,280	$160	$1,282	$31	$1	—	$37	$7,932

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor A1	Investor B1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$672,416	$13,949	$284,223	—	—	$41,716	—	—	—	$2,536	$1,014,840
High Yield Bond	—	—	$130,724	—	$149	—	—	—	$471	—	$131,344
Low Duration Bond	$234,675	$20,178	$417,193	$4,662	—	$173,341	$2,201	$13,233	$2,258	$6,503	$874,244

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended March 31, 2017, the amounts waived were as follows:

Core Bond	$5,484
High Yield Bond	$83,078
Low Duration Bond	$8,311

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended March 31, 2017, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

High Yield Bond	$242,744
Low Duration Bond	$94,478

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

• Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

• The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

134	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

For the six months ended March 31, 2017, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	—	$1,003	—	—	$108	—	—	—	—	—	$ 1,111
High Yield Bond	—	—	$185,227	$60	—	—	—	—	$100,080	$29	$285,396
Low Duration Bond	$229	$ 292	—	—	—	—	$18	$79	—	—	$618

On March 31, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,

	2017	2018	2019

Core Bond
Fund Level	$1,200,606	$743,228	$616,017
Institutional	$1,625,227	$1,678,622	$852,194
Service	$8,896	$3,421	$19,591
Investor A	$217,310	$247,240	$337,953
Investor C	$24,973	$24,669	$52,294
Class K	$167,162	$140,800	$69,296
Class R	$2,244	$3,215	$2,934
High Yield Bond
Investor A	—	—	$178,996
Investor B1	$9,553	$3,565	$176
Class K	—	—	$9,864
Low Duration Bond
Fund Level	$1,036,500	$240,861	$933,289
Institutional	$1,424,208	$710,946	$534,458
Service	$21,599	—	$25,738
Investor A	$300,952	$122,531	$514,488
Investor A1	$9,403	$8,718	$5,972
Investor C	$122,243	$152,244	$209,912
Investor C2	$1,272	$1,374	$2,793
Investor C3	$9,035	$9,687	$14,920
Class K	$197,411	$163,678	$75,089
Class R	$3,201	$8,988	$7,049

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. High Yield Bond is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by High Yield Bond. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Funds would be subject to any such liquidity fee or redemption gate imposed.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. High Yield Bond retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, High Yield Bond retains 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, High Yield Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK FUNDS II	MARCH 31, 2017	135

Notes to Financial Statements (continued)

The share of securities lending income earned by High Yield Bond is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2017, High Yield Bond paid BIM $96,158 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: During the six months ended March 31, 2017, High Yield Bond received a reimbursement of $219,937 from an affiliate, which is shown as payment by affiliate in the Statements of Operations, related to an operating error.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Realized Gain (Loss)
Core Bond	—	$1,099,615	$50,606
High Yield Bond	$39,198,445	$181,566,674	$(1,834,558)
Low Duration Bond	$3,286,965	$524,571	$(18,082)

7. Purchases and Sales:

For the six months ended March 31, 2017, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Core Bond	High Yield Bond	Low Duration Bond
Non-U.S. Government Securities	$9,608,054,896	$9,080,574,254	$4,696,729,096
U.S. Government Securities	3,034,056,750	—	1,640,374,495

Total Purchases	$12,642,111,646	$9,080,574,254	$6,337,103,591

Sales	Core Bond	High Yield Bond	Low Duration Bond
Non-U.S. Government Securities (includes paydowns)	$10,283,613,761	$9,930,525,100	$4,441,328,326
U.S. Government Securities	3,305,568,016	—	2,037,558,287

Total Sales	$13,589,181,777	$9,930,525,100	$6,478,886,613

For the six months ended March 31, 2017, purchases and sales related to mortgage dollar rolls were as follows:

	Core Bond	Low Duration Bond
Purchases	$3,622,050,074	$1,608,480,623
Sales	$3,622,118,055	$1,610,532,161

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

136	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond
No expiration date[1]	—	$966,024,995	$44,443,641
2017	—	43,174,584	41,571,660
2018	$79,463,626	29,490,774	24,738,576
2019	4,477,013	—	—
Total	$83,940,639	$1,038,690,353	$110,753,877

[1]	Must be utilized prior to losses subject to expiration.

As of March 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$4,069,545,027	$18,548,764,712	$5,616,706,870

Gross unrealized appreciation	$26,483,385	$583,294,263	$23,217,686
Gross unrealized depreciation	(26,554,713)	(354,252,809)	(41,508,879)

Net unrealized appreciation (depreciation)	$(71,328)	$229,041,454	$(18,291,193)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV

BLACKROCK FUNDS II	MARCH 31, 2017	137

Notes to Financial Statements (continued)

to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

138	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
Core Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	23,344,357	$223,972,971	65,800,479	$641,371,607
Shares issued in reinvestment of distributions	2,007,716	19,256,525	3,970,886	38,573,556
Shares redeemed	(31,239,706)	(299,471,120)	(65,640,640)	(639,219,821)

Net increase (decrease)	(5,887,633)	$(56,241,624)	4,130,725	$40,725,342

Service
Shares sold	1,595,747	$15,355,464	1,721,238	$16,771,432
Shares issued in reinvestment of distributions	72,382	694,269	111,207	1,081,003
Shares redeemed	(595,678)	(5,724,663)	(1,052,100)	(10,197,677)

Net increase	1,072,451	$10,325,070	780,345	$7,654,758

Investor A
Shares sold and automatic conversion of shares	12,101,023	$116,293,930	10,559,323	$102,576,049
Shares issued in reinvestment of distributions	570,536	5,480,168	1,060,566	10,319,415
Shares redeemed	(12,070,100)	(115,890,070)	(9,649,578)	(94,017,363)

Net increase	601,459	$5,884,028	1,970,311	$18,878,101

Investor C
Shares sold	416,171	$3,999,274	2,626,012	$25,410,342
Shares issued in reinvestment of distributions	72,553	693,821	142,626	1,379,984
Shares redeemed	(1,847,037)	(17,659,754)	(2,905,665)	(28,132,504)

Net decrease	(1,358,313)	$(12,966,659)	(137,027)	$(1,342,178)

Class K
Shares sold	4,756,479	$45,553,291	13,578,751	$132,719,054
Shares issued in reinvestment of distributions	876,740	8,433,256	1,680,990	16,378,928
Shares redeemed	(2,989,853)	(28,653,856)	(19,549,697)	(190,067,394)

Net increase (decrease)	2,643,366	$25,332,691	(4,289,956)	$(40,969,412)

Class R
Shares sold	55,641	$535,886	153,937	$1,499,450
Shares issued in reinvestment of distributions	4,077	39,178	6,875	66,915
Shares redeemed	(32,289)	(311,379)	(95,324)	(930,190)

Net increase	27,429	$263,685	65,488	$636,175

Total Net Increase (Decrease)	(2,901,241)	$(27,402,809)	2,519,886	$25,582,786

High Yield Bond
Institutional
Shares sold	549,612,769	$4,221,335,177	822,914,688	$5,998,077,162
Shares issued in reinvestment of distributions	35,725,528	273,761,420	68,665,016	501,753,235
Shares redeemed	(404,784,266)	(3,100,795,506)	(1,178,115,935)	(8,597,393,630)

Net increase (decrease)	180,554,031	$1,394,301,091	(286,536,231)	$(2,097,563,233)

BLACKROCK FUNDS II	MARCH 31, 2017	139

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	18,659,142	$142,574,822	30,878,972	$224,380,276
Shares issued in reinvestment of distributions	1,700,828	13,040,330	2,573,406	18,863,340
Shares redeemed	(15,102,650)	(115,738,555)	(24,555,296)	(179,829,449)

Net increase	5,257,320	$39,876,597	8,897,082	$63,414,167

Investor A
Shares sold and automatic conversion of shares	68,349,193	$523,265,015	330,420,810	$2,439,217,265
Shares issued in reinvestment of distributions	13,440,071	102,841,805	22,872,862	167,505,852
Shares redeemed	(330,086,381)	(2,536,191,490)	(239,908,775)	(1,756,259,208)

Net increase (decrease)	(248,297,117)	$(1,910,084,670)	113,384,897	$850,463,909

Investor B
Shares sold	3,878	$29,494	5,072	$35,388
Shares issued in reinvestment of distributions	1,016	7,789	3,617	26,332
Shares redeemed and automatic conversion of shares	(8,600)	(65,432)	(100,712)	(728,591)

Net decrease	(3,706)	$(28,149)	(92,023)	$(666,871)

Investor B1
Shares sold	6	$46	772	$5,509
Shares issued in reinvestment of distributions	1,467	11,223	5,243	38,142
Shares redeemed	(26,086)	(200,302)	(201,369)	(1,466,472)

Net decrease	(24,613)	$(189,033)	(195,354)	$(1,422,821)

Investor C
Shares sold	3,673,754	$28,185,317	16,816,847	$122,984,882
Shares issued in reinvestment of distributions	1,627,511	12,478,754	3,396,754	24,840,193
Shares redeemed	(13,223,709)	(101,273,102)	(27,414,519)	(200,052,765)

Net decrease	(7,922,444)	$(60,609,031)	(7,200,918)	$(52,227,690)

Investor C1
Shares sold	7,506	$57,635	22,716	$165,495
Shares issued in reinvestment of distributions	120,745	926,009	267,842	1,958,236
Shares redeemed	(989,905)	(7,587,503)	(1,676,590)	(12,226,819)

Net decrease	(861,654)	$(6,603,859)	(1,386,032)	$(10,103,088)

Class K
Shares sold	133,982,146	$1,032,986,674	655,368,476	$4,805,645,369
Shares issued in reinvestment of distributions	11,812,528	90,545,027	18,252,146	133,671,181
Shares redeemed	(114,847,408)	(878,762,997)	(263,208,942)	(1,898,171,143)

Net increase	30,947,266	$244,768,704	410,411,680	$3,041,145,407

Class R
Shares sold	3,089,231	$23,650,567	5,628,718	$41,187,423
Shares issued in reinvestment of distributions	458,977	3,516,912	771,403	5,640,513
Shares redeemed	(2,268,079)	(17,352,414)	(4,672,222)	(33,940,135)

Net increase	1,280,129	$9,815,065	1,727,899	$12,887,801

Total Net Increase (Decrease)	(39,070,788)	$(288,753,285)	239,011,000	$1,805,927,581

140	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
Low Duration Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	60,427,265	$580,697,276	135,685,844	$1,305,592,826
Shares issued in reinvestment of distributions	2,862,897	27,522,182	5,544,093	53,350,981
Shares redeemed	(62,870,490)	(604,262,912)	(126,344,019)	(1,215,710,033)

Net increase	419,672	$3,956,546	14,885,918	$143,233,774

Service
Shares sold	745,440	$7,158,132	2,127,311	$20,488,507
Shares issued in reinvestment of distributions	51,600	495,872	97,670	939,192
Shares redeemed	(1,091,899)	(10,490,650)	(1,812,297)	(17,436,212)

Net increase (decrease)	(294,859)	$(2,836,646)	412,684	$3,991,487

Investor A
Shares sold and automatic conversion of shares	68,032,827	$654,235,362	36,113,698	$347,382,274
Shares issued in reinvestment of distributions	791,879	7,609,897	1,309,171	12,589,246
Shares redeemed	(25,452,526)	(244,532,290)	(31,617,378)	(304,133,113)

Net increase	43,372,180	$417,312,969	5,805,491	$55,838,407

Investor A1
Shares sold	7,382	$70,622	15,088	$145,510
Shares issued in reinvestment of distributions	8,094	77,864	18,755	180,543
Shares redeemed	(76,066)	(731,700)	(324,486)	(3,124,421)

Net decrease	(60,590)	$(583,214)	(290,643)	$(2,798,368)

Investor C
Shares sold	2,804,171	$26,922,244	13,695,578	$131,698,050
Shares issued in reinvestment of distributions	150,150	1,441,965	290,762	2,793,441
Shares redeemed	(7,903,376)	(75,891,731)	(12,742,753)	(122,548,097)

Net increase (decrease)	(4,949,055)	$(47,527,522)	1,243,587	$11,943,394

Investor C2
Shares sold	—	—	51	$486
Shares issued in reinvestment of distributions	3,525	$33,633	7,451	71,647
Shares redeemed	(51,918)	(499,197)	(88,161)	(847,612)

Net decrease	(48,393)	$(465,564)	(80,659)	$(775,479)

Investor C3
Shares sold	3,741	$35,210	10,277	$97,848
Shares issued in reinvestment of distributions	5,510	52,923	10,386	99,785
Shares redeemed	(254,068)	(2,439,970)	(354,116)	(3,405,462)

Net decrease	(244,817)	$(2,351,837)	(333,453)	$(3,207,829)

Class K
Shares sold	6,388,603	$61,555,222	36,742,137	$353,754,258
Shares issued in reinvestment of distributions	744,625	7,151,877	1,678,160	16,133,613
Shares redeemed	(69,104,538)	(664,108,207)	(37,756,299)	(362,963,909)

Net increase (decrease)	(61,971,310)	$(595,401,108)	663,998	$6,923,962

BLACKROCK FUNDS II	MARCH 31, 2017	141

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	107,475	$1,031,735	291,199	$2,800,308
Shares issued in reinvestment of distributions	3,833	36,829	6,827	65,647
Shares redeemed	(142,569)	(1,369,440)	(199,829)	(1,922,366)

Net increase (decrease)	(31,261)	$(300,876)	98,197	$943,589

Total Net Increase (Decrease)	(23,808,433)	$(228,197,252)	22,405,120	$216,092,937

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the High Yield Bond Fund, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the High Yield Bond Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the High Yield Bond Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The High Yield Bond Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the High Yield Bond Fund’s NAV. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by the High Yield Bond Fund but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $8,693,165.

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 20, 2017, the credit agreement was extended until April 2018 under the same terms.

142	BLACKROCK FUNDS II	MARCH 31, 2017

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Trustees of the Trust.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK FUNDS II	MARCH 31, 2017	143

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

144	BLACKROCK FUNDS II	MARCH 31, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-3/17-SAR

MARCH 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock 20/80 Target Allocation Fund

▶   BlackRock 40/60 Target Allocation Fund

▶   BlackRock 60/40 Target Allocation Fund

▶   BlackRock 80/20 Target Allocation Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance, while U.S. Treasuries and other higher-quality assets generated negative returns. Markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. The more rate-sensitive high-quality assets, however, struggled as rising energy prices, modest wage increases and steady U.S. job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme – rising nominal growth, wages and inflation – was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy. The primary tension surfacing in markets in 2017 has been between reflationary expectations and the realities of fiscal and monetary policy. Markets have been turning their attention to the Fed’s outlook for additional interest rate hikes, while assessing the probability of Congress passing meaningful fiscal stimulus amid political division and a limited budget.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed leaning toward higher interest rates and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted long-term investment returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening – a dynamic that increases the risk and return potential of active investing. Fixed income investors are also facing challenges as bond markets recalibrate for higher inflation expectations after eight years of deflationary concerns. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.12%	17.17%
U.S. small cap equities (Russell 2000® Index)	11.52	26.22
International equities (MSCI Europe, Australasia, Far East Index)	6.48	11.67
Emerging market equities (MSCI Emerging Markets Index)	6.80	17.21
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.19	0.36
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(6.08)	(3.97)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.44
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.93)	0.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.50	16.39

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

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Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

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BLACKROCK FUNDS II	MARCH 31, 2017	3

Funds’ Summary as of March 31, 2017	BlackRock Target Allocation Funds

Portfolio Management Commentary

How did the Funds perform?

20/80 Target Allocation

•

For the six-month period ended March 31, 2017, all of the Fund’s share classes outperformed the reference benchmark (MSCI ACWI Index (14%)/ MSCI USA Index (6%)/Bloomberg Barclays U.S. Universal Index (80%)) and the fixed income benchmark, the Bloomberg Barclays U.S. Universal Index.

40/60 Target Allocation

•

For the six-month period ended March 31, 2017, all of the Fund’s share classes outperformed the reference benchmark (MSCI ACWI Index (28%)/ MSCI USA Index (12%)/Bloomberg Barclays U.S. Universal Index (60%)), but underperformed the global MSCI ACWI Index.

60/40 Target Allocation

•

For the six-month period ended March 31, 2017, the Fund’s Institutional and Class K Shares outperformed the reference benchmark (MSCI ACWI Index (42%)/MSCI USA Index (18%)/Bloomberg Barclays U.S. Universal Index (40%)), while Investor A Shares performed in line with the reference benchmark, and Investor C and Class R Shares underperformed the reference benchmark. All of the Fund’s share classes underperformed the global MSCI ACWI Index for the same period.

80/20 Target Allocation

•

For the six-month period ended March 31, 2017, the Fund’s Institutional and Class K Shares performed in line with the reference benchmark (MSCI ACWI Index (56%)/MSCI USA Index (24%)/ Bloomberg Barclays U.S. Universal Index (20%)), while all of the other Fund’s share classes underperformed the reference benchmark. All of the Fund’s share classes underperformed the global MSCI ACWI Index for the same period.

What factors influenced performance?

•

Over the period, global equities generated high single-digit returns, with U.S. equities significantly outperforming their international counterparts. All of the Target Allocation Funds (the “Funds”) benefited from this strong market performance, with broad exposure to U.S. large- and mid-cap equities (iShares Core S&P Total U.S. Stock Market ETF and iShares Core S&P Mid-Cap ETF) the primary contributors to performance. In addition, the Funds benefited from overweight exposure to the U.S. dollar, especially versus the yen, euro and pound, as the dollar strengthened against most major currencies over the period. From a fixed income perspective, interest rates broadly rose during the semi-annual period, which pressured fixed income returns. The Funds benefited relative to their benchmarks by maintaining a lower duration (interest rate sensitivity) positioning and exposure to unconstrained fixed income via the BlackRock Strategic Income Opportunities Portfolio, which outperformed aggregate exposures.

•

The Funds benefited from strong equity market performance. However, the Funds’ tilt towards larger-cap companies detracted as smaller companies outperformed over the period. In addition, although the Funds’ conservative interest rate positioning aided returns relative to the benchmarks, interest rates broadly rose as global growth and inflation expectations increased. As a result, exposure to aggregate bonds (iShares Core U.S. Aggregate Bond ETF and Master Total Return Portfolio) and U.S. Treasuries (iShares 7-10 Year Treasury Bond ETF) detracted from returns.

Describe recent portfolio activity.

•	Entering the fourth quarter of 2016, the investment adviser maintained a modest preference for equities, while being wary of the potential for volatility amid economic and political uncertainty globally. Within stocks, the Funds favored U.S. and emerging markets over international developed markets on the basis of a better growth and earnings outlook. Within the United States, the Funds’ allocation to mid-cap stocks was increased based on relatively attractive risk/return characteristics. Within emerging markets, the Funds rotated out of minimum volatility equities into the broader market given improving earnings expectations and generally supportive monetary conditions. The Funds’ holdings within the BlackRock Global Long/Short Equity Fund were reduced in favor of increased market exposure. Within fixed income, the Funds’ exposure to short and ultra-long maturities was decreased in favor of intermediate maturities. Allocations to U.S. Treasury inflation protected securities (“TIPS”) and dollar-denominated emerging market debt were modestly increased on the basis of their reasonable valuations and a supportive environment for these asset classes.

•

Following the November 8, 2016 U.S. presidential election, the Funds were repositioned in light of anticipated policy changes by the new administration and market risks accompanying those changes. President-elect Trump campaigned on a platform of anti-trade policies, which the investment adviser believed could spell the end of the recent run of positive performance for emerging markets. With the increase in uncertainty, the investment adviser expected that emerging market assets would continue to re-price downward and implemented a reduction in emerging market exposure. The Funds increased their exposure within large-cap U.S. equity to offset the reduction in emerging market issues, on the view that U.S. stocks would likely respond to Trump’s economic policies by resuming their upward trend. Lastly, the investment adviser reduced exposure to rate-sensitive instruments, U.S. Treasuries in particular.

•

In the first quarter of 2017, the Funds were traded to better reflect the investment adviser’s view that the new administration’s policies were not fully priced in. The market continued to digest the potential impact of deregulation, fiscal stimulus and tax code changes, and the managers believed that markets would for the most part continue their post-election upward trend. The Funds’ equity exposure was modestly increased, leaving them positioned just below their maximum equity overweight. Within U.S. equities, the Funds’ exposure to traditional value was increased, and holdings that have less value exposure, such as smart beta, were reduced. The investment adviser believed that value may do well in an environment of economic strength, not to mention an orientation toward sectors that could benefit under Trump. In particular, this prompted additional exposure to financials, a sector that may benefit from both deregulation and the steeper term structure. In addition, the Funds’ developed equity position was adjusted by using a higher proportion of currency-hedged exposure on the view that dollar strength would persist over the medium term. Additionally, following the underperformance of emerging market equities, the Funds added a small position there while remaining underweight. Within fixed income, modest reductions in duration were made across the Funds, on the view that interest rates were still more likely to rise than fall as U.S. inflation and growth accelerate.

Describe the Funds’ positioning at period end.

•

At period-end, the Funds were overweight equities versus fixed income, with equity positioning slightly below the maximum overweight. Within equities, the Funds held overweight exposures to U.S. equities and value, with underweight exposure to international developed and emerging market equities. Within fixed income, the Funds were cautious regarding interest rate risk, and instead were positioned with an overweight to credit sectors. The Funds held overweight exposures to U.S. investment grade, high yield credit and TIPS, with an underweight to nominal government bonds. Overall, the Funds were long to the U.S. dollar versus most major currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	MARCH 31, 2017

BlackRock 20/80 Target Allocation Fund

Investment Objective

BlackRock 20/80 Target Allocation Fund’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with an emphasis on income.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 20% of its assets and exposure to fixed-income securities in an amount equal to 80% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (14%), MSCI USA Index (6%) and Bloomberg Barclays U.S. Universal Index (80%).

[4]

An unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

Performance Summary for the Period Ended March 31, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.22%	4.45%	N/A	6.13%	N/A	5.45%	N/A
Investor A	1.04	4.03	(1.44)%	5.71	4.58%	5.03	4.46%
Investor C	0.70	3.33	2.33	4.97	4.97	4.28	4.28
Class K	1.15	4.38	N/A	6.13	N/A	5.46	N/A
Class R	0.83	3.72	N/A	5.46	N/A	4.77	N/A
MSCI ACWI Index (14%)/MSCI USA Index (6%)/Bloomberg Barclays U.S. Universal Index (80%)	0.45	4.56	N/A	4.22	N/A	4.85	N/A
Bloomberg Barclays U.S. Universal Index	(1.54)	1.92	N/A	2.83	N/A	4.52	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK FUNDS II	MARCH 31, 2017	5

BlackRock 40/60 Target Allocation Fund

Investment Objective

BlackRock 40/60 Target Allocation Fund’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with an emphasis on income.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 40% of its assets and exposure to fixed-income securities in an amount equal to 60% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (28%), MSCI USA Index (12%) and Bloomberg Barclays U.S. Universal Index (60%).

[4]

A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended March 31, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.20%	7.33%	N/A	7.45%	N/A	5.70%	N/A
Investor A	3.04	6.89	1.28%	7.08	5.93%	5.32	4.75%
Investor C	2.60	6.20	5.20	6.25	6.25	4.52	4.52
Class K	3.12	7.34	N/A	7.48	N/A	5.72	N/A
Class R	2.89	6.76	N/A	6.91	N/A	5.18	N/A
MSCI ACWI Index (28%)/MSCI USA Index (12%)/Bloomberg Barclays U.S. Universal Index (60%)	2.47	7.25	N/A	5.60	N/A	5.07	N/A
MSCI ACWI Index	8.18	15.04	N/A	8.37	N/A	4.00	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	BLACKROCK FUNDS II	MARCH 31, 2017

BlackRock 60/40 Target Allocation Fund

Investment Objective

BlackRock 60/40 Target Allocation Fund’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (42%), MSCI USA Index (18%) and Bloomberg Barclays U.S. Universal Index (40%).

[4]

A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended March 31, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.71%	9.51%	N/A	8.45%	N/A	5.79%	N/A
Investor A	4.54	9.13	3.40%	8.03	6.87%	5.40	4.84%
Investor C	4.24	8.34	7.34	7.27	7.27	4.65	4.65
Class K	4.81	9.62	N/A	8.47	N/A	5.82	N/A
Class R	4.43	8.94	N/A	7.86	N/A	5.23	N/A
MSCI ACWI Index (42%)/MSCI USA Index (18%)/Bloomberg Barclays U.S. Universal Index (40%)	4.50	9.98	N/A	6.96	N/A	5.15	N/A
MSCI ACWI Index	8.18	15.04	N/A	8.37	N/A	4.00	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK FUNDS II	MARCH 31, 2017	7

BlackRock 80/20 Target Allocation Fund

Investment Objective

BlackRock 80/20 Target Allocation Fund’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 80% of its assets and exposure to fixed-income securities in an amount equal to 20% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (56%), MSCI USA Index (24%) and Bloomberg Barclays U.S. Universal Index (20%).

[4]

A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended March 31, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.61%	12.59%	N/A	9.38%	N/A	5.68%	N/A
Investor A	6.32	12.07	6.19%	9.00	7.83%	5.31	4.75%
Investor C	6.04	11.30	10.30	8.20	8.20	4.53	4.53
Class K	6.52	12.60	N/A	9.40	N/A	5.70	N/A
Class R	6.34	12.03	N/A	8.84	N/A	5.14	N/A
MSCI ACWI Index (56%)/MSCI USA Index (24%)/Bloomberg Barclays U.S. Universal Index (20%)	6.56	12.75	N/A	8.30	N/A	5.09	N/A
MSCI ACWI Index	8.18	15.04	N/A	8.37	N/A	4.00	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	BLACKROCK FUNDS II	MARCH 31, 2017

BlackRock 20/80 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	72%
Equity Funds	26
Short-Term Securities	2

Ten Largest Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	15%
iShares Core U.S. Aggregate Bond ETF	14
iShares Core S&P Total U.S. Stock Market ETF	13
BlackRock Strategic Income Opportunities Portfolio, Class K	12
iShares TIPS Bond ETF	7
iShares Intermediate Credit Bond ETF	7
iShares S&P 500 Value ETF	6
iShares iBoxx $ High Yield Corporate Bond ETF	5
iShares 7-10 Year Treasury Bond ETF	5
BlackRock Global Long/Short Credit Fund, Class K	4

BlackRock 40/60 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	48%
Fixed Income Funds	47
Short-Term Securities	5

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	24%
Master Total Return Portfolio	13
iShares Intermediate Credit Bond ETF	8
BlackRock Global Allocation Fund, Inc., Class K	8
iShares S&P 500 Value ETF	7
iShares TIPS Bond ETF	6
BlackRock Total Emerging Markets Fund, Institutional Class	6
SL Liquidity Series, LLC, Money Market Series	5
BlackRock Strategic Income Opportunities Portfolio, Class K	5
iShares iBoxx $ High Yield Corporate Bond ETF	5

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS II	MARCH 31, 2017	9

BlackRock 60/40 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	63%
Fixed Income Funds	28
Short-Term Securities	9

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	22%
SL Liquidity Series, LLC, Money Market Series	9
Master Total Return Portfolio	9
iShares Core MSCI EAFE ETF	8
BlackRock Total Emerging Markets Fund, Institutional Class	6
BlackRock Global Allocation Fund, Inc., Class K	6
iShares S&P 500 Value ETF	6
iShares Core S&P Mid-Cap ETF	6
iShares TIPS Bond ETF	6
BlackRock Strategic Income Opportunities Portfolio, Class K	5

BlackRock 80/20 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	76%
Short-Term Securities	14
Fixed Income Funds	10

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	22%
SL Liquidity Series, LLC, Money Market Series	13
iShares Core MSCI EAFE ETF	11
iShares Core S&P Mid-Cap ETF	10
iShares S&P 500 Value ETF	8
BlackRock Basic Value Fund, Inc., Class K	7
BlackRock Global Allocation Fund, Inc., Class K	5
iShares Core S&P 500 ETF	4
BlackRock Global Dividend Portfolio, Class K	4
iShares TIPS Bond ETF	4

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

10	BLACKROCK FUNDS II	MARCH 31, 2017

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 28, 2016 (commencement of operations), Class K Shares performance results are those of Institutional Shares, restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	11

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[1]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[2]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[2]	Annualized Expense Ratio
BlackRock 20/80 Target Allocation Fund
Institutional	$1,000.00	$1,012.20	$0.65	$1,000.00	$1,024.22	$0.65	0.13%
Investor A	$1,000.00	$1,010.40	$2.35	$1,000.00	$1,022.53	$2.36	0.47%
Investor C	$1,000.00	$1,007.00	$6.09	$1,000.00	$1,018.80	$6.12	1.22%
Class K	$1,000.00	$1,011.50	$0.55	$1,000.00	$1,024.32	$0.55	0.11%
Class R	$1,000.00	$1,009.20	$3.90	$1,000.00	$1,020.98	$3.92	0.78%
BlackRock 40/60 Target Allocation Fund
Institutional	$1,000.00	$1,032.00	$0.61	$1,000.00	$1,024.27	$0.60	0.12%
Investor A	$1,000.00	$1,030.40	$2.32	$1,000.00	$1,022.58	$2.31	0.46%
Investor C	$1,000.00	$1,026.00	$6.10	$1,000.00	$1,018.85	$6.07	1.21%
Class K	$1,000.00	$1,031.20	$0.51	$1,000.00	$1,024.37	$0.50	0.10%
Class R	$1,000.00	$1,028.90	$3.13	$1,000.00	$1,021.78	$3.12	0.62%
BlackRock 60/40 Target Allocation Fund
Institutional	$1,000.00	$1,047.10	$0.56	$1,000.00	$1,024.32	$0.55	0.11%
Investor A	$1,000.00	$1,045.40	$2.29	$1,000.00	$1,022.63	$2.26	0.45%
Investor C	$1,000.00	$1,042.40	$6.09	$1,000.00	$1,018.90	$6.02	1.20%
Class K	$1,000.00	$1,048.10	$0.51	$1,000.00	$1,024.37	$0.50	0.10%
Class R	$1,000.00	$1,044.30	$3.25	$1,000.00	$1,021.68	$3.22	0.64%
BlackRock 80/20 Target Allocation Fund
Institutional	$1,000.00	$1,066.10	$0.51	$1,000.00	$1,024.37	$0.50	0.10%
Investor A	$1,000.00	$1,063.20	$2.26	$1,000.00	$1,022.68	$2.21	0.44%
Investor C	$1,000.00	$1,060.40	$6.10	$1,000.00	$1,018.95	$5.97	1.19%
Class K	$1,000.00	$1,065.20	$0.41	$1,000.00	$1,024.47	$0.40	0.08%
Class R	$1,000.00	$1,063.40	$3.08	$1,000.00	$1,021.88	$3.02	0.60%

[1]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

[2]	Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

Because the Funds invest in master portfolios that are managed by subsidiaries of BlackRock, Inc. (the “Master Portfolios”), the expense examples reflect the expenses of both the Funds and the Master Portfolios in which they invest. The fees and expenses of the underlying funds in which the Funds invest are not included in the Funds’ annualized expense ratios.

12	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments March 31, 2017 (Unaudited)	BlackRock 20/80 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 26.2%
BlackRock Global Allocation Fund, Inc., Class K	549,991	$10,504,823
BlackRock Total Emerging Markets Fund, Institutional Class	709,720	6,948,157
iShares Core MSCI EAFE ETF	121,203	7,023,714
iShares Core S&P Total U.S. Stock Market ETF	823,840	44,512,075
iShares S&P 500 Value ETF (b)	195,946	20,386,222

		89,374,991

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 74.1%
BlackRock Global Long/Short Credit Fund, Class K (c)	1,330,583	$13,638,475
BlackRock Strategic Income Opportunities Portfolio, Class K	4,171,749	41,342,030
iShares 7-10 Year Treasury Bond ETF	154,706	16,335,406
iShares Core U.S. Aggregate Bond ETF	440,388	47,777,694
iShares iBoxx $ High Yield Corporate Bond ETF	193,950	17,024,931
iShares Intermediate Credit Bond ETF	228,856	24,936,150
iShares J.P. Morgan USD Emerging Markets Bond ETF (b)	63,527	7,223,020
iShares Short Maturity Bond ETF	60,744	3,052,386
iShares TIPS Bond ETF	233,177	26,733,743
Master Total Return Portfolio	—	54,664,758

		252,728,593

Short-Term Securities — 2.1%
SL Liquidity Series, LLC, Money Market Series, 1.11% (d)(e)	7,371,801	7,372,539
Total Affiliated Investment Companies (Cost — $342,814,823) — 102.4%		349,476,123
Liabilities in Excess of Other Assets — (2.4)%		(8,340,618)

Net Assets — 100.0%		$341,135,505

Portfolio Abbreviations
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
CHF	Swiss Franc	HKD	Hong Kong Dollar	SEK	Swedish Krona
DKK	Danish Krone	ILS	Israel Shekel	SGD	Singapore Dollar
ETF	Exchange-Traded Fund	JPY	Japanese Yen	USD	US Dollar
EUR	Euro	NOK	Norwegian Krone

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	13

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the six months ended March 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Investment Value Held at September 30, 2016	Shares/ Investment Value Purchased	Shares/ Investment Value Sold	Shares/ Investment Value Held at March 31, 2017	Value at March 31, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Global Allocation Fund, Inc., Class K	1,044,347	20,731	(515,087)	549,991	$10,504,823	$152,858		$272,746	$(27,291)
BlackRock Global Long/Short Credit Fund, Class K	1,180,647	326,097	(176,161)	1,330,583	13,638,475	—		12,921	337,025
BlackRock Global Long/Short Equity Fund, Class K	772,809	1,035	(773,844)	—	—	—		(197,868)	205,572
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,478,046	—	(1,478,046)[2]	—	—	651		—	—
BlackRock Strategic Income Opportunities Portfolio, Class K	4,338,806	432,168	(599,225)	4,171,749	41,342,030	684,852		11,774	417,741
BlackRock Total Emerging Markets Fund, Institutional Class	788,903	26,755	(105,938)	709,720	6,948,157	78,437		55,358	(58,097)
iShares 20+ Year Treasury Bond ETF	55,766	115	(55,881)	—	—	13,778		690,195	(952,117)
iShares 7-10 Year Treasury Bond ETF	—	175,342	(20,636)	154,706	16,335,406	126,331		(86,826)	(737,873)
iShares Core MSCI EAFE ETF	135,533	1,813	(16,143)	121,203	7,023,714	76,070		(4,452)	334,217
iShares Core MSCI Emerging Markets ETF	—	165,786	(165,786)	—	—	—		(192,162)	—
iShares Core S&P 500 ETF	—	32,250	(32,250)	—	—	40,469		406,529	—
iShares Core S&P Total U.S. Stock Market ETF	633,937	317,099	(127,196)	823,840	44,512,075	417,407		166,993	3,906,405
iShares Core U.S. Aggregate Bond ETF	543,912	9,221	(112,745)	440,388	47,777,694	657,686		(369,462)	(1,762,551)
iShares Edge MSCI Min Vol USA ETF	316,090	1,585	(317,675)	—	—	77,961		(184,944)	133,758
iShares Floating Rate Bond ETF	154,513	991	(155,504)	—	—	32,459		46,078	(53,645)
iShares iBoxx $ High Yield Corporate Bond ETF	—	202,750	(8,800)	193,950	17,024,931	151,977		387	82,089
iShares iBoxx $ Investment Grade Corporate Bond ETF	125,193	28,150	(153,343)	—	—	57,507		(137,459)	(97,126)
iShares Intermediate Credit Bond ETF	—	277,225	(48,369)	228,856	24,936,150	277,797		(100,267)	(419,229)
iShares J.P. Morgan USD Emerging Markets Bond ETF	197,149	1,550	(135,172)	63,527	7,223,020	335,060		(486,812)	(317,545)
iShares MBS ETF	139,192	250	(139,442)	—	—	21,985		(41,175)	(32,192)
iShares S&P 500 Value ETF	—	207,450	(11,504)	195,946	20,386,222	109,189		26,031	362,246
iShares Short Maturity Bond ETF	304,934	68,130	(312,320)	60,744	3,052,386	27,655		(3,644)	(9,320)
iShares TIPS Bond ETF	193,356	65,598	(25,777)	233,177	26,733,743	46,027		(66,181)	(268,432)
Master Total Return Portfolio	$72,498,043	—	$(17,833,285)[2,3]	$54,664,758	54,664,758	993,013		(37,664)	(1,740,250)
SL Liquidity Series, LLC, Money Market Series	29,604,881	—	(22,233,080)[2]	7,371,801	7,372,539	62,379	[4]	1,016	(193)
Total					$349,476,123	$4,441,548		$(218,888)	$(696,808)

[1]	Includes net capital gain distributions.

[2]	Represents net shares/investment value sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

[4]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Security, or a portion of the security, is on loan.

(c)	Non-income producing security.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	681,521	USD	519,292	Royal Bank of Scotland PLC	4/05/17	$1,345
CHF	569,196	USD	579,417	Morgan Stanley & Co. International PLC	4/05/17	(10,995)
DKK	775,673	USD	113,583	State Street Bank and Trust Co.	4/05/17	(2,326)
EUR	1,911,414	USD	2,082,135	Goldman Sachs International	4/05/17	(42,576)
GBP	1,003,114	USD	1,262,598	Royal Bank of Canada	4/05/17	(5,652)
HKD	1,675,342	USD	215,728	Morgan Stanley & Co. International PLC	4/05/17	(127)
ILS	93,514	USD	25,907	Barclays Bank PLC	4/05/17	(88)
JPY	196,980,930	USD	1,784,506	HSBC Bank PLC	4/05/17	(14,804)
NOK	476,968	USD	56,376	Citibank N.A.	4/05/17	(822)
NZD	29,654	USD	20,901	State Street Bank and Trust Co.	4/05/17	(116)
SEK	1,989,324	USD	226,999	UBS AG	4/05/17	(4,941)
SGD	130,658	USD	93,843	State Street Bank and Trust Co.	4/05/17	(435)
USD	6,494	AUD	8,457	Northern Trust Corp.	4/05/17	33
USD	516,948	AUD	673,064	Westpac Banking Corp.	4/05/17	2,772
USD	551,435	CHF	556,972	Morgan Stanley & Co. International PLC	4/05/17	(4,780)
USD	12,224	CHF	12,224	State Street Bank and Trust Co.	4/05/17	17
USD	110,229	DKK	775,673	Morgan Stanley & Co. International PLC	4/05/17	(1,027)
USD	1,979,031	EUR	1,873,797	Deutsche Bank AG	4/05/17	(20,389)
USD	40,016	EUR	37,617	State Street Bank and Trust Co.	4/05/17	(123)
USD	23,277	GBP	18,712	Royal Bank of Canada	4/05/17	(171)
USD	1,224,763	GBP	984,402	Westpac Banking Corp.	4/05/17	(8,736)
USD	211,798	HKD	1,642,797	Goldman Sachs International	4/05/17	385
USD	4,195	HKD	32,545	State Street Bank and Trust Co.	4/05/17	6
USD	25,310	ILS	93,514	BNP Paribas S.A.	4/05/17	(509)
USD	1,738,291	JPY	196,980,930	UBS AG	4/05/17	(31,413)
USD	56,948	NOK	476,968	Morgan Stanley & Co. International PLC	4/05/17	1,395
USD	21,199	NZD	29,654	State Street Bank and Trust Co.	4/05/17	414
USD	6,994	SEK	62,893	BNP Paribas S.A.	4/05/17	(26)
USD	214,725	SEK	1,926,431	Morgan Stanley & Co. International PLC	4/05/17	(312)
USD	92,294	SGD	130,658	Morgan Stanley & Co. International PLC	4/05/17	(1,114)
JPY	4,352,529	USD	39,069	Northern Trust Corp.	5/02/17	77
USD	215,870	HKD	1,675,342	Morgan Stanley & Co. International PLC	5/02/17	129
USD	1,786,380	JPY	196,980,930	HSBC Bank PLC	5/02/17	14,758
USD	10,927	AUD	14,319	Northern Trust Corp.	5/03/17	(7)
USD	519,031	AUD	681,521	Royal Bank of Scotland PLC	5/03/17	(1,345)
USD	7,728	CHF	7,719	Citibank N.A.	5/03/17	7
USD	580,370	CHF	569,196	Morgan Stanley & Co. International PLC	5/03/17	11,018
USD	113,733	DKK	775,673	State Street Bank and Trust Co.	5/03/17	2,324
USD	84,066	EUR	78,536	Citibank N.A.	5/03/17	159
USD	2,084,730	EUR	1,911,414	Goldman Sachs International	5/03/17	42,581
USD	1,263,410	GBP	1,003,114	Royal Bank of Canada	5/03/17	5,632
USD	25,928	ILS	93,514	Barclays Bank PLC	5/03/17	87
USD	56,392	NOK	476,968	Citibank N.A.	5/03/17	822
USD	20,886	NZD	29,654	State Street Bank and Trust Co.	5/03/17	116
USD	227,303	SEK	1,989,324	UBS AG	5/03/17	4,953

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	15

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	93,866	SGD	130,658	State Street Bank and Trust Co.	5/03/17	$437
Total						$(63,367)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$ 89,467	—	—	$89,467
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$152,834	—	—	$152,834

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$ 531,955	—	—	$ 531,955

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(115,060)	—	—	$(115,060)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts: Average amounts purchased — in USD	$13,902,465
Average amounts sold — in USD	$7,045,958

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$89,467	$152,834

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$89,467	$152,834

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$ 87	$(87)	—	—	—
Citibank N.A.	988	(822)	—	—	$166
Goldman Sachs International	42,966	(42,576)	—	—	390
HSBC Bank PLC	14758	(14,758)	—	—	—
Morgan Stanley & Co. International PLC	12,542	(12,542)	—	—	—
Northern Trust Corp.	110	(7)	—	—	103
Royal Bank of Canada	5,632	(5,632)	—	—	—
Royal Bank of Scotland PLC	1,345	(1,345)	—	—	—
State Street Bank and Trust Co.	3,314	(3,000)	—	—	314
UBS AG	4,953	(4,953)	—	—	—
Westpac Banking Corp.	2,772	(2,772)	—	—	—

Total	$89,467	$(88,494)	—	—	$973

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$ 88	$(87)	—	—	$ 1
BNP Paribas S.A.	535	—	—	—	535
Citibank N.A.	822	(822)	—	—	—
Deutsche Bank AG	20,389	—	—	—	20,389
Goldman Sachs International	42,576	(42,576)	—	—	—
HSBC Bank PLC	14,804	(14,758)	—	—	46
Morgan Stanley & Co. International PLC	18,355	(12,542)	—	—	5,813
Northern Trust Corp.	7	(7)	—	—	—
Royal Bank of Canada	5,823	(5,632)	—	—	191
Royal Bank of Scotland PLC	1,345	(1,345)	—	—	—
State Street Bank and Trust Co.	3,000	(3,000)	—	—	—
UBS AG	36,354	(4,953)	—	—	31,401
Westpac Banking Corp.	8,736	(2,772)	—	—	5,964

Total	$152,834	$(88,494)	—	—	$64,340

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	17

Schedule of Investments (concluded)	BlackRock 20/80 Target Allocation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$89,374,991	—	—	$89,374,991
Fixed Income Funds[1]	198,063,835	—	—	198,063,835

Subtotal	$287,438,826	—	—	$287,438,826

Investments Valued at NAV[2]				62,037,297

Total Investments				$349,476,123

Derivative Financial Instruments[3]
Assets:
Foreign currency exchange contracts	—	$89,467	—	$89,467
Liabilities:
Foreign currency exchange contracts	—	(152,834)	—	(152,834)

Total	—	$(63,367)	—	$(63,367)

[1]	See above Schedule of Investments for values in each security type.

[2]

As of March 31, 2017, certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments March 31, 2017 (Unaudited)	BlackRock 40/60 Target Allocation Fund (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 50.4%
BlackRock Global Allocation Fund, Inc., Class K	1,691,308	$32,303,974
BlackRock Total Emerging Markets Fund, Institutional Class	2,447,219	23,958,270
iShares Core MSCI EAFE ETF (b)	283,941	16,454,381
iShares Core S&P Total U.S. Stock Market ETF	1,850,650	99,990,619
iShares S&P 500 Value ETF	266,846	27,762,658

		200,469,902

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 49.7%
BlackRock Global Long/Short Credit Fund, Class K (c)	1,483,254	$15,203,357
BlackRock Strategic Income Opportunities Portfolio, Class K	2,034,211	20,159,031
iShares 7-10 Year Treasury Bond ETF	176,322	18,617,840
iShares iBoxx $ High Yield Corporate Bond ETF	223,033	19,577,837
iShares Intermediate Credit Bond ETF	304,301	33,156,637
iShares J.P. Morgan USD Emerging Markets Bond ETF (b)	75,860	8,625,282
iShares TIPS Bond ETF	233,589	26,780,979
Master Total Return Portfolio	—	55,235,661

		197,356,624

Short-Term Securities — 5.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (d)	7,987	7,987
SL Liquidity Series, LLC, Money Market Series, 1.11% (d)(e)	20,761,757	20,763,834

		20,771,821
Total Affiliated Investment Companies (Cost — $402,337,918) — 105.3%		418,598,347
Liabilities in Excess of Other Assets — (5.3)%		(21,161,597)

Net Assets — 100.0%		$397,436,750

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	19

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the six months ended March 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Investment Value Held at September 30, 2016	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at March 31, 2017	Value at March 31, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Global Allocation Fund, Inc., Class K	2,024,497	94,940		(428,129)	1,691,308	$32,303,974	$458,131		$ 357,994	$ 628,001
BlackRock Global Long/Short Credit Fund, Class K	1,280,941	354,059		(151,746)	1,483,254	15,203,357	—		20,537	373,693
BlackRock Global Long/Short Equity Fund, Class K	1,528,605	6,204		(1,534,809)	—	—	—		(367,589)	382,698
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,111,293	—		(1,103,306)[2]	7,987	7,987	1,064		—	—
BlackRock Strategic Income Opportunities Portfolio, Class K	3,839,383	105,989		(1,911,161)	2,034,211	20,159,031	353,592		220,228	17,394
BlackRock Total Emerging Markets Fund, Institutional Class	2,550,176	139,977		(242,934)	2,447,219	23,958,270	268,871		240,416	(170,869)
iShares 20+ Year Treasury Bond ETF	60,027	300		(60,327)	—	—	14,830		757,167	(1,039,275)
iShares 7-10 Year Treasury Bond ETF	—	193,822		(17,500)	176,322	18,617,840	144,847		(96,662)	(833,391)
iShares Core MSCI EAFE ETF	304,345	9,795		(30,199)	283,941	16,454,381	181,598		30,261	797,509
iShares Core MSCI Emerging Markets ETF	—	181,702		(181,702)	—	—	—		(211,732)	—
iShares Core S&P 500 ETF	—	36,681		(36,681)	—	—	46,885		464,016	—
iShares Core S&P Total U.S. Stock Market ETF	1,437,663	611,473		(198,486)	1,850,650	99,990,619	934,374		411,940	8,716,346
iShares Core U.S. Aggregate Bond ETF	75,731	300		(76,031)	—	—	15,385		124,046	(204,692)
iShares Edge MSCI Min Vol USA ETF	431,178	7,559		(438,737)	—	—	90,183		(406,559)	263,584
iShares Edge MSCI USA Momentum Factor ETF	114,107	2,781		(116,888)	—	—	44,796		732,191	(714,337)
iShares Floating Rate Bond ETF	168,416	3,567		(171,983)	—	—	36,608		40,744	(49,158)
iShares iBoxx $ High Yield Corporate Bond ETF	—	238,265		(15,232)	223,033	19,577,837	179,002		4,134	94,844
iShares iBoxx $ Investment Grade Corporate Bond ETF	135,559	31,339		(166,898)	—	—	62,859		(143,371)	(109,808)
iShares Intermediate Credit Bond ETF	—	344,669		(40,368)	304,301	33,156,637	362,416		(95,355)	(551,081)
iShares J.P. Morgan USD Emerging Markets Bond ETF	209,205	6,798		(140,143)	75,860	8,625,282	372,436		(501,121)	(351,535)
iShares S&P 500 Value ETF	—	284,751		(17,905)	266,846	27,762,658	148,763		53,663	493,619
iShares Short Maturity Bond ETF	410,619	74,589		(485,208)	—	—	26,404		(7,592)	(19,011)
iShares TIPS Bond ETF	174,176	81,476		(22,063)	233,589	26,780,979	51,808		(60,305)	(282,518)
Master Total Return Portfolio	$61,747,798	—		$(6,512,137)[2,3]	$55,235,661	55,235,661	982,464		(210,036)	(1,466,755)
SL Liquidity Series, LLC, Money Market Series	10,172,983	10,588,774	[4]	—	20,761,757	20,763,834	80,946	[5]	(3,769)	(1,940)
Total						$418,598,347	$4,858,262		$1,353,246	$ 5,973,318

[1]	Includes net capital gain distributions.

[2]	Represents net shares/investment value sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

[4]	Represents net shares/investment value purchased.

[5]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Security, or a portion of the security, is on loan.

(c)	Non-income producing security.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

          Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,643,764	USD	1,252,482	Royal Bank of Scotland PLC	4/05/17	$3,243
CHF	1,372,781	USD	1,397,432	Morgan Stanley & Co. International PLC	4/05/17	(26,517)
DKK	1,921,674	USD	281,394	State Street Bank and Trust Co.	4/05/17	(5,764)
EUR	4,608,695	USD	5,020,328	Goldman Sachs International	4/05/17	(102,656)
GBP	2,419,547	USD	3,045,433	Royal Bank of Canada	4/05/17	(13,632)
HKD	4,040,573	USD	520,290	Morgan Stanley & Co. International PLC	4/05/17	(305)
ILS	228,330	USD	63,256	Barclays Bank PLC	4/05/17	(215)
JPY	474,591,861	USD	4,299,462	HSBC Bank PLC	4/05/17	(35,669)
JPY	5,190,141	USD	46,436	Royal Bank of Canada	4/05/17	193
NOK	1,158,345	USD	136,912	Citibank N.A.	4/05/17	(1,997)
NZD	71,838	USD	50,633	State Street Bank and Trust Co.	4/05/17	(281)
SEK	4,797,533	USD	547,440	UBS AG	4/05/17	(11,915)
SGD	318,306	USD	228,617	State Street Bank and Trust Co.	4/05/17	(1,060)
USD	3,571	AUD	4,651	Northern Trust Corp.	4/05/17	18
USD	1,258,924	AUD	1,639,114	Westpac Banking Corp.	4/05/17	6,752
USD	1,342,768	CHF	1,356,250	Morgan Stanley & Co. International PLC	4/05/17	(11,639)
USD	16,531	CHF	16,531	State Street Bank and Trust Co.	4/05/17	23
USD	266,529	DKK	1,875,535	Morgan Stanley & Co. International PLC	4/05/17	(2,484)
USD	6,603	DKK	46,138	Northern Trust Corp.	4/05/17	(15)
USD	4,818,491	EUR	4,562,269	Deutsche Bank AG	4/05/17	(49,643)
USD	49,386	EUR	46,426	State Street Bank and Trust Co.	4/05/17	(152)
USD	31,387	GBP	25,232	Royal Bank of Canada	4/05/17	(230)
USD	2,978,934	GBP	2,394,315	Westpac Banking Corp.	4/05/17	(21,249)
USD	515,829	HKD	4,000,993	Goldman Sachs International	4/05/17	937
USD	5,101	HKD	39,580	State Street Bank and Trust Co.	4/05/17	8
USD	61,798	ILS	228,330	BNP Paribas S.A.	4/05/17	(1,244)
USD	4,233,917	JPY	479,782,002	UBS AG	4/05/17	(76,505)
USD	138,302	NOK	1,158,345	Morgan Stanley & Co. International PLC	4/05/17	3,387
USD	51,354	NZD	71,838	State Street Bank and Trust Co.	4/05/17	1,002
USD	8,123	SEK	73,049	BNP Paribas S.A.	4/05/17	(31)
USD	526,604	SEK	4,724,484	Morgan Stanley & Co. International PLC	4/05/17	(766)
USD	224,845	SGD	318,306	Morgan Stanley & Co. International PLC	4/05/17	(2,713)
HKD	90,286	USD	11,626	Morgan Stanley & Co. International PLC	5/02/17	1
JPY	23,027,387	USD	206,699	Northern Trust Corp.	5/02/17	406
USD	520,633	HKD	4,040,573	Morgan Stanley & Co. International PLC	5/02/17	311
USD	4,303,976	JPY	474,591,861	HSBC Bank PLC	5/02/17	35,556
AUD	13,640	USD	10,409	Northern Trust Corp.	5/03/17	6
CHF	20,829	USD	20,854	State Street Bank and Trust Co.	5/03/17	(19)
DKK	67,638	USD	9,737	Northern Trust Corp.	5/03/17	(22)
GBP	69,084	USD	86,531	Northern Trust Corp.	5/03/17	91
ILS	7,452	USD	2,054	Goldman Sachs International	5/03/17	6
NOK	64,139	USD	7,475	Northern Trust Corp.	5/03/17	(2)
NZD	2,859	USD	1,998	State Street Bank and Trust Co.	5/03/17	4
SEK	131,645	USD	14,753	Northern Trust Corp.	5/03/17	(39)
SGD	3,455	USD	2,473	Morgan Stanley & Co. International PLC	5/03/17	(3)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	21

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,251,853	AUD	1,643,764	Royal Bank of Scotland PLC	5/03/17	$(3,243)
USD	1,399,729	CHF	1,372,781	Morgan Stanley & Co. International PLC	5/03/17	26,573
USD	281,766	DKK	1,921,674	State Street Bank and Trust Co.	5/03/17	5,759
USD	59,249	EUR	55,351	Citibank N.A.	5/03/17	112
USD	5,026,587	EUR	4,608,695	Goldman Sachs International	5/03/17	102,668
USD	3,047,390	GBP	2,419,547	Royal Bank of Canada	5/03/17	13,584
USD	63,309	ILS	228,330	Barclays Bank PLC	5/03/17	213
USD	136,951	NOK	1,158,345	Citibank N.A.	5/03/17	1,996
USD	50,596	NZD	71,838	State Street Bank and Trust Co.	5/03/17	281
USD	548,173	SEK	4,797,533	UBS AG	5/03/17	11,945
USD	228,674	SGD	318,306	State Street Bank and Trust Co.	5/03/17	1,064
Total						$(153,871)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$216,139	—	—	$216,139
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$370,010	—	—	$370,010
For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts		—	—	—	$1,198,056	—	—	$1,198,056

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts		—	—	—	$(271,748)	—	—	$(271,748)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Forward foreign currency exchange contracts:
Average amounts purchased — in USD								$33,013,515
Average amounts sold — in USD								$16,685,662

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$216,139	$370,010

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$216,139	$370,010

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets		Non-cash	Cash
	Subject to an MNA by	Derivatives Available	Collateral	Collateral	Net Amount of
Counterparty	Counterparty	for Offset[1]	Received	Received	Derivative Assets[2]
Barclays Bank PLC	$ 213	$ (213)	—	—	—
Citibank N.A.	2,108	(1,997)	—	—	$ 111
Goldman Sachs International	103,611	(102,656)	—	—	955
HSBC Bank PLC	35,556	(35,556)	—	—	—
Morgan Stanley & Co. International PLC	30,272	(30,272)	—	—	—
Northern Trust Corp.	521	(78)	—	—	443
Royal Bank of Canada	13,777	(13,777)	—	—	—
Royal Bank of Scotland PLC	3,243	(3,243)	—	—	—
State Street Bank and Trust Co.	8,141	(7,276)	—	—	865
UBS AG	11,945	(11,945)	—	—	—
Westpac Banking Corp.	6,752	(6,752)	—	—	—

Total	$216,139	$(213,765)	—	—	$2,374

	Derivative Liabilities		Non-cash	Cash
	Subject to an MNA by	Derivatives Available	Collateral	Collateral	Net Amount of
Counterparty	Counterparty	for Offset[1]	Pledged	Pledged	Derivative Liabilities[3]
Barclays Bank PLC	$ 215	$ (213)	—	—	$ 2
BNP Paribas S.A.	1,275	—	—	—	1,275
Citibank N.A.	1,997	(1,997)	—	—	—
Deutsche Bank AG	49,643	—	—	—	49,643
Goldman Sachs International	102,656	(102,656)	—	—	—
HSBC Bank PLC	35,669	(35,556)	—	—	113
Morgan Stanley & Co. International PLC	44,427	(30,272)	—	—	14,155
Northern Trust Corp.	78	(78)	—	—	—
Royal Bank of Canada	13,862	(13,777)	—	—	85
Royal Bank of Scotland PLC	3,243	(3,243)	—	—	—
State Street Bank and Trust Co.	7,276	(7,276)	—	—	—
UBS AG	88,420	(11,945)	—	—	76,475
Westpac Banking Corp.	21,249	(6,752)	—	—	14,497

Total	$370,010	$(213,765)	—	—	$156,245

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	23

Schedule of Investments (concluded)	BlackRock 40/60 Target Allocation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$200,469,902	—	—	$200,469,902
Fixed Income Funds[1]	142,120,963	—	—	142,120,963
Short-Term Securities	7,987	—	—	7,987

Subtotal	$342,598,852	—	—	$342,598,852

Investments Valued at NAV[2]				75,999,495

Total Investments				$418,598,347

Derivative Financial Instruments[3]
Assets:
Foreign currency exchange contracts	—	$216,139	—	$216,139
Liabilities:
Foreign currency exchange contracts	—	(370,010)	—	(370,010)

Total	—	$(153,871)	—	$(153,871)

[1]	See above Schedule of Investments for values in each security type.

[2]

As of March 31, 2017, certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments March 31, 2017 (Unaudited)	BlackRock 60/40 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 69.3%
BlackRock Basic Value Fund, Inc., Class K	961,018	$24,457,913
BlackRock Global Allocation Fund, Inc., Class K	1,826,143	34,879,340
BlackRock Global Dividend Portfolio, Class K	1,530,663	19,607,787
BlackRock Total Emerging Markets Fund, Institutional Class	3,568,676	34,937,342
iShares Core MSCI EAFE ETF (b)	715,426	41,458,937
iShares Core S&P Mid-Cap ETF	197,333	33,787,356
iShares Core S&P Total U.S. Stock Market ETF	2,202,130	118,981,084
iShares S&P 500 Value ETF	329,589	34,290,440

		342,400,199

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 30.6%
BlackRock Strategic Income Opportunities Portfolio, Class K	2,524,545	$25,018,243
iShares 7-10 Year Treasury Bond ETF	128,936	13,614,352
iShares iBoxx $ High Yield Corporate Bond ETF	220,913	19,391,743
iShares J.P. Morgan USD Emerging Markets Bond ETF (b)	92,727	10,543,060
iShares TIPS Bond ETF	289,315	33,169,965
Master Total Return Portfolio	—	49,279,100

		151,016,463

Short-Term Securities — 10.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (c)	839,400	839,400
SL Liquidity Series, LLC, Money Market Series, 1.11% (c)(d)	50,060,408	50,065,414

		50,904,814
Total Affiliated Investment Companies (Cost — $516,645,841) — 110.2%		544,321,476
Liabilities in Excess of Other Assets — (10.2)%		(50,558,349)

Net Assets — 100.0%		$493,763,127

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	25

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the six months ended March 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Investment Value Held at September 30, 2016	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at March 31, 2017	Value at March 31, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Basic Value Fund, Inc., Class K	995,176	72,824		(106,982)		961,018	$24,457,913	$480,879		$461,284	$698,444
BlackRock Global Allocation Fund, Inc., Class K	1,787,898	112,298		(74,053)		1,826,143	34,879,340	457,170		268,225	788,754
BlackRock Global Dividend Portfolio, Class K	—	1,589,492		(58,829)		1,530,663	19,607,787	75,529		44,114	1,323,023
BlackRock Global Dividend Portfolio, Institutional Class	1,512,560	18,591		(1,531,151)		—	—	100,351		(639,686)	33,188
BlackRock Global Long/Short Equity Fund, Class K	2,650,367	6,595		(2,656,962)		—	—	—		(209,902)	235,978
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,053,091	—		(1,213,691)[2]		839,400	839,400	2,051		—	1
BlackRock Strategic Income Opportunities Portfolio, Class K	2,932,069	131,713		(539,237)		2,524,545	25,018,243	397,149		10,020	247,429
BlackRock Total Emerging Markets Fund, Institutional Class	3,394,777	309,025		(135,126)		3,568,676	34,937,342	359,650		313,287	(158,937)
iShares 20+ Year Treasury Bond ETF	69,994	200		(70,194)		—	—	17,293		176,086	(504,736)
iShares 7-10 Year Treasury Bond ETF	—	133,902		(4,966)		128,936	13,614,352	99,999		(25,807)	(602,170)
iShares Core MSCI EAFE ETF	713,046	28,357		(25,977)		715,426	41,458,937	429,366		(101,440)	2,110,536
iShares Core MSCI Emerging Markets ETF	—	207,239		(207,239)		—	—	—		(241,644)	—
iShares Core S&P 500 ETF	—	43,063		(43,063)		—	—	55,349		542,774	—
iShares Core S&P Mid-Cap ETF	61,070	143,284		(7,021)		197,333	33,787,356	249,669		4,900	3,415,650
iShares Core S&P Total U.S. Stock Market ETF	1,915,069	370,350		(83,289)		2,202,130	118,981,084	1,066,411		39,275	9,781,970
iShares Core U.S. Aggregate Bond ETF	82,948	200		(83,148)		—	—	16,851		49,485	(137,772)
iShares Edge MSCI Min Vol USA ETF	700,433	12,961		(713,394)		—	—	139,021		(542,221)	273,522
iShares Edge MSCI USA Momentum Factor ETF	177,050	4,871		(181,921)		—	—	70,149		642,416	(612,956)
iShares Floating Rate Bond ETF	195,472	500		(195,972)		—	—	8,857		39,772	(57,368)
iShares iBoxx $ High Yield Corporate Bond ETF	—	225,706		(4,793)		220,913	19,391,743	168,612		608	94,945
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	39,262		(39,262)		—	—	24,606		(71,686)	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	159,190	84,994		(151,457)		92,727	10,543,060	387,396		(512,099)	(334,173)
iShares S&P 500 Value ETF	—	337,001		(7,412)		329,589	34,290,440	182,692		8,552	601,179
iShares Short Maturity Bond ETF	—	93,444		(93,444)		—	—	8,186		(3,915)	—
iShares TIPS Bond ETF	158,928	139,940		(9,553)		289,315	33,169,965	49,079		(28,214)	(236,615)
Master Total Return Portfolio	$51,619,092	—		$(2,339,992	)[2],3	$49,279,100	49,279,100	911,320		(254,992)	(1,349,650)
SL Liquidity Series, LLC, Money Market Series	48,772,673	1,287,735	[4]	—		50,060,408	50,065,414	119,206	[5]	(836)	(681)
Total							$544,321,476	$5,876,841		$(31,644)	$15,609,561

[1]	Includes net capital gain distributions.

[2]	Represents net shares/investment value sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

[4]	Represents net shares/investment value purchased.

[5]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Security, or a portion of the security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,453,033	USD	1,869,113	Royal Bank of Scotland PLC	4/05/17	$4,839
CHF	2,048,673	USD	2,085,460	Morgan Stanley & Co. International PLC	4/05/17	(39,572)
DKK	2,867,887	USD	419,950	State Street Bank and Trust Co.	4/05/17	(8,602)
EUR	6,878,363	USD	7,492,715	Goldman Sachs International	4/05/17	(153,211)
GBP	3,610,159	USD	4,544,032	Royal Bank of Canada	4/05/17	(20,340)
HKD	6,030,185	USD	776,485	Morgan Stanley & Co. International PLC	4/05/17	(456)
ILS	337,977	USD	93,632	Barclays Bank PLC	4/05/17	(318)
JPY	709,011,997	USD	6,423,141	HSBC Bank PLC	4/05/17	(53,287)
NOK	1,726,492	USD	204,065	Citibank N.A.	4/05/17	(2,977)
NZD	107,464	USD	75,743	State Street Bank and Trust Co.	4/05/17	(421)
SEK	7,159,089	USD	816,914	UBS AG	4/05/17	(17,781)
SGD	470,196	USD	337,709	State Street Bank and Trust Co.	4/05/17	(1,565)
USD	24,267	AUD	31,603	Northern Trust Corp.	4/05/17	124
USD	1,859,784	AUD	2,421,430	Westpac Banking Corp.	4/05/17	9,974
USD	1,987,395	CHF	2,007,349	Morgan Stanley & Co. International PLC	4/05/17	(17,226)
USD	41,324	CHF	41,323	State Street Bank and Trust Co.	4/05/17	57
USD	396,436	DKK	2,789,682	Morgan Stanley & Co. International PLC	4/05/17	(3,695)
USD	11,192	DKK	78,205	Northern Trust Corp.	4/05/17	(25)
USD	7,120,618	EUR	6,741,981	Deutsche Bank AG	4/05/17	(73,361)
USD	145,077	EUR	136,381	State Street Bank and Trust Co.	4/05/17	(448)
USD	85,106	GBP	68,417	Northern Trust Corp.	4/05/17	(624)
USD	4,406,529	GBP	3,541,742	Westpac Banking Corp.	4/05/17	(31,432)
USD	761,845	HKD	5,909,205	Goldman Sachs International	4/05/17	1,385
USD	15,592	HKD	120,981	State Street Bank and Trust Co.	4/05/17	23
USD	91,474	ILS	337,977	BNP Paribas S.A.	4/05/17	(1,840)
USD	6,256,796	JPY	709,011,997	UBS AG	4/05/17	(113,058)
USD	206,137	NOK	1,726,492	Morgan Stanley & Co. International PLC	4/05/17	5,049
USD	76,822	NZD	107,464	State Street Bank and Trust Co.	4/05/17	1,499
USD	25,308	SEK	227,579	BNP Paribas S.A.	4/05/17	(96)
USD	772,606	SEK	6,931,510	Morgan Stanley & Co. International PLC	4/05/17	(1,124)
USD	332,137	SGD	470,196	Morgan Stanley & Co. International PLC	4/05/17	(4,007)
USD	776,998	HKD	6,030,185	Morgan Stanley & Co. International PLC	5/02/17	464
USD	24,541	HKD	190,593	Northern Trust Corp.	5/02/17	(2)
USD	6,429,885	JPY	709,011,997	HSBC Bank PLC	5/02/17	53,119
USD	15,271	JPY	1,701,286	State Street Bank and Trust Co.	5/02/17	(30)
USD	86,395	AUD	113,222	Northern Trust Corp.	5/03/17	(56)
USD	1,868,174	AUD	2,453,033	Royal Bank of Scotland PLC	5/03/17	(4,840)
USD	79,796	CHF	79,706	Citibank N.A.	5/03/17	67
USD	2,088,889	CHF	2,048,673	Morgan Stanley & Co. International PLC	5/03/17	39,656
USD	7,296	DKK	50,683	Citibank N.A.	5/03/17	16
USD	420,505	DKK	2,867,887	State Street Bank and Trust Co.	5/03/17	8,594
USD	495,906	EUR	463,283	Citibank N.A.	5/03/17	935
USD	7,502,056	EUR	6,878,363	Goldman Sachs International	5/03/17	153,229
USD	4,546,952	GBP	3,610,159	Royal Bank of Canada	5/03/17	20,269
USD	114,775	GBP	91,635	State Street Bank and Trust Co.	5/03/17	(124)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	27

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	93,710	ILS	337,977	Barclays Bank PLC	5/03/17	$315
USD	2,695	ILS	9,780	Goldman Sachs International	5/03/17	(7)
USD	204,122	NOK	1,726,492	Citibank N.A.	5/03/17	2,976
USD	75,688	NZD	107,464	State Street Bank and Trust Co.	5/03/17	420
USD	20,921	SEK	186,696	Northern Trust Corp.	5/03/17	54
USD	818,007	SEK	7,159,089	UBS AG	5/03/17	17,824
USD	18,291	SGD	25,551	Northern Trust Corp.	5/03/17	20
USD	337,793	SGD	470,196	State Street Bank and Trust Co.	5/03/17	1,572
Total						$(228,045)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$322,480	—	—	$322,480
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$550,525	—	—	$550,525

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$1,735,064	—	—	$1,735,064

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(381,198)	—	—	$(381,198)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD							$49,272,646
Average amounts sold — in USD							$24,348,495

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$322,480	$550,525

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$322,480	$550,525

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$ 315	$ (315)	—	—	—
Citibank N.A.	3,994	(2,977)	—	—	$1,017
Goldman Sachs International	154,614	(153,218)	—	—	1,396
HSBC Bank PLC	53,119	(53,119)	—	—	—
Morgan Stanley & Co. International PLC	45,169	(45,169)	—	—	—
Northern Trust Corp.	198	(198)	—	—	—
Royal Bank of Canada	20,269	(20,269)	—	—	—
Royal Bank of Scotland PLC	4,839	(4,839)	—	—	—
State Street Bank and Trust Co.	12,165	(11,190)	—	—	975
UBS AG	17,824	(17,824)	—	—	—
Westpac Banking Corp.	9,974	(9,974)	—	—	—

Total	$322,480	$(319,092)	—	—	$3,388

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$ 318	$ (315)	—	—	$ 3
BNP Paribas S.A.	1,936	—	—	—	1,936
Citibank N.A.	2,977	(2,977)	—	—	—
Deutsche Bank AG	73,361	—	—	—	73,361
Goldman Sachs International	153,218	(153,218)	—	—	—
HSBC Bank PLC	53,287	(53,119)	—	—	168
Morgan Stanley & Co. International PLC	66,080	(45,169)	—	—	20,911
Northern Trust Corp.	707	(198)	—	—	509
Royal Bank of Canada	20,340	(20,269)	—	—	71
Royal Bank of Scotland PLC	4,840	(4,839)	—	—	1
State Street Bank and Trust Co.	11,190	(11,190)	—	—	—
UBS AG	130,839	(17,824)	—	—	113,015
Westpac Banking Corp.	31,432	(9,974)	—	—	21,458

Total	$550,525	$(319,092)	—	—	$231,433

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	29

Schedule of Investments (concluded)	BlackRock 60/40 Target Allocation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$342,400,199	—	—	$342,400,199
Fixed Income Funds[1]	101,737,363	—	—	101,737,363
Short-Term Securities	839,400	—	—	839,400

Subtotal	$444,976,962	—	—	$444,976,962

Investments Valued at NAV[2]				99,344,514

Total Investments				$544,321,476

Derivative Financial Instruments[3]
Assets:
Foreign currency exchange contracts	—	$322,480	—	$322,480
Liabilities:
Foreign currency exchange contracts	—	(550,525)	—	(550,525)

Total	—	$(228,045)	—	$(228,045)

[1]	See above Schedule of Investments for values in each security type.

[2]

As of March 31, 2017, certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments March 31, 2017 (Unaudited)	BlackRock 80/20 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 87.8%
BlackRock Basic Value Fund, Inc., Class K	773,503	$19,685,649
BlackRock Global Allocation Fund, Inc., Class K	787,626	15,043,659
BlackRock Global Dividend Portfolio, Class K	969,647	12,421,183
BlackRock Total Emerging Markets Fund, Institutional Class	1,007,511	9,863,528
iShares Core MSCI EAFE ETF (b)	575,313	33,339,388
iShares Core S&P 500 ETF	53,833	12,772,956
iShares Core S&P Mid-Cap ETF	163,490	27,992,758
iShares Core S&P Total U.S. Stock Market ETF	1,184,583	64,003,020
iShares Edge MSCI Min Vol USA ETF	115,179	5,496,342
iShares S&P 500 Value ETF	215,650	22,436,226

		223,054,709

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 11.9%
iShares iBoxx $ High Yield Corporate Bond ETF	56,545	$4,963,520
iShares J.P. Morgan USD Emerging Markets Bond ETF (b)	47,038	5,348,221
iShares TIPS Bond ETF	105,839	12,134,441
Master Total Return Portfolio	—	7,741,299

		30,187,481

Short-Term Securities — 15.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (c)	1,102,386	1,102,386
SL Liquidity Series, LLC, Money Market Series, 1.11% (c)(d)	39,328,295	39,336,161

		40,438,547
Total Affiliated Investment Companies (Cost — $276,874,983) — 115.6%		293,680,737
Liabilities in Excess of Other Assets — (15.6)%		(39,717,180)

Net Assets — 100.0%		$253,963,557

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	31

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the six months ended March 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Investment Value Held at September 30, 2016	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at March 31, 2017	Value at March 31, 2017	Income		Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Basic Value Fund, Inc., Class K	669,030	150,232		(45,759)	773,503	$19,685,649	$332,674		$182,492	$565,603
BlackRock Global Allocation Fund, Inc., Class K	652,083	143,656		(8,113)	787,626	15,043,659	176,694		103,075	337,283
BlackRock Global Dividend Portfolio, Class K	—	979,053		(9,406)	969,647	12,421,183	42,303		18,012	804,447
BlackRock Global Dividend Portfolio, Institutional Class	806,997	6,903		(813,900)	—	—	53,320		(338,258)	15,410
BlackRock Global Long/Short Equity Fund, Class K	372,836	36,786		(409,622)	—	—	—		50,698	57,784
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,199,838	—		(97,452)[2]	1,102,386	1,102,386	2,546		—	—
BlackRock Total Emerging Markets Fund, Institutional Class	825,836	192,378		(10,703)	1,007,511	9,863,528	92,546		92,517	(6,598)
iShares Core MSCI EAFE ETF	452,292	135,542		(12,521)	575,313	33,339,388	284,712		(21,791)	1,636,018
iShares Core MSCI Emerging Markets ETF	—	222,066		(222,066)	—	—	—		(269,923)	—
iShares Core S&P 500 ETF	—	54,275		(442)	53,833	12,772,956	118,116		(692)	1,046,467
iShares Core S&P Mid-Cap ETF	77,930	93,149		(7,589)	163,490	27,992,758	209,417		7,302	2,678,479
iShares Core S&P Total U.S. Stock Market ETF	973,353	233,095		(21,865)	1,184,583	64,003,020	558,534		(5,614)	4,914,932
iShares Core U.S. Aggregate Bond ETF	36,537	100		(36,637)	—	—	7,422		18,291	(57,088)
iShares Edge MSCI Min Vol Emerging Markets ETF	154,769	300		(155,069)	—	—			537,954	(660,277)
iShares Edge MSCI Min Vol USA ETF	298,346	27,207		(210,374)	115,179	5,496,342	86,039		(297,155)	429,956
iShares Edge MSCI USA Momentum Factor ETF	204,605	13,163		(217,768)	—	—	56,542		386,621	(467,427)
iShares iBoxx $ High Yield Corporate Bond ETF	—	56,645		(100)	56,545	4,963,520	40,706		(25)	24,089
iShares J.P. Morgan USD Emerging Markets Bond ETF	68,537	26,830		(48,329)	47,038	5,348,221	163,689		(181,797)	(116,455)
iShares S&P 500 Value ETF	—	216,150		(500)	215,650	22,436,226	119,196		(465)	358,158
iShares Short Maturity Bond ETF	—	37,378		(37,378)	—	—	3,161		(1,568)	—
iShares TIPS Bond ETF	68,830	38,014		(1,005)	105,839	12,134,441	17,350		(2,501)	(95,081)
Master Total Return Portfolio	$8,019,681	—		$(278,382)[2,3]	$7,741,299	7,741,299	130,147		(59,415)	(153,754)
SL Liquidity Series, LLC, Money Market Series	6,980,234	32,348,061	[4]	—	39,328,295	39,336,161	45,738	[5]	3,407	2,447
Total						$293,680,737	$2,540,852		$221,165	$11,314,393

[1]	Includes net capital gain distributions.

[2]	Represents net shares/investment value sold.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

[4]	Represents net shares/investment value purchased.

[5]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Security, or a portion of the security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,875,463	USD	1,429,027	Royal Bank of Scotland PLC	4/05/17	$3,700
CHF	1,566,435	USD	1,594,563	Morgan Stanley & Co. International PLC	4/05/17	(30,257)
DKK	2,193,125	USD	321,143	State Street Bank and Trust Co.	4/05/17	(6,578)
EUR	5,260,655	USD	5,730,520	Goldman Sachs International	4/05/17	(117,178)
GBP	2,760,480	USD	3,474,558	Royal Bank of Canada	4/05/17	(15,553)
HKD	4,610,561	USD	593,685	Morgan Stanley & Co. International PLC	4/05/17	(348)
ILS	249,300	USD	69,065	Barclays Bank PLC	4/05/17	(235)
JPY	541,933,454	USD	4,909,529	HSBC Bank PLC	4/05/17	(40,730)
NOK	1,260,362	USD	148,970	Citibank N.A.	4/05/17	(2,173)
NZD	79,215	USD	55,833	State Street Bank and Trust Co.	4/05/17	(310)
SEK	5,475,788	USD	624,835	UBS AG	4/05/17	(13,600)
SGD	366,047	USD	262,906	State Street Bank and Trust Co.	4/05/17	(1,218)
USD	75,900	AUD	98,845	Northern Trust Corp.	4/05/17	388
USD	1,364,534	AUD	1,776,617	Westpac Banking Corp.	4/05/17	7,318
USD	1,460,031	CHF	1,474,691	Morgan Stanley & Co. International PLC	4/05/17	(12,655)
USD	91,746	CHF	91,744	State Street Bank and Trust Co.	4/05/17	126
USD	291,226	DKK	2,049,331	Morgan Stanley & Co. International PLC	4/05/17	(2,714)
USD	20,579	DKK	143,794	Northern Trust Corp.	4/05/17	(46)
USD	5,222,069	EUR	4,944,387	Deutsche Bank AG	4/05/17	(53,801)
USD	336,434	EUR	316,268	State Street Bank and Trust Co.	4/05/17	(1,038)
USD	203,330	GBP	163,458	Northern Trust Corp.	4/05/17	(1,490)
USD	3,231,136	GBP	2,597,022	Westpac Banking Corp.	4/05/17	(23,048)
USD	558,970	HKD	4,335,612	Goldman Sachs International	4/05/17	1,016
USD	35,436	HKD	274,949	State Street Bank and Trust Co.	4/05/17	53
USD	67,473	ILS	249,300	BNP Paribas S.A.	4/05/17	(1,356)
USD	195,927	JPY	21,898,920	BNP Paribas S.A.	4/05/17	(816)
USD	4,589,133	JPY	520,034,534	UBS AG	4/05/17	(82,924)
USD	150,482	NOK	1,260,362	Morgan Stanley & Co. International PLC	4/05/17	3,685
USD	56,628	NZD	79,215	State Street Bank and Trust Co.	4/05/17	1,105
USD	44,444	SEK	399,662	BNP Paribas S.A.	4/05/17	(168)
USD	565,799	SEK	5,076,126	Morgan Stanley & Co. International PLC	4/05/17	(823)
USD	243,626	SGD	344,894	Morgan Stanley & Co. International PLC	4/05/17	(2,940)
USD	15,123	SGD	21,153	Northern Trust Corp.	4/05/17	—
USD	594,077	HKD	4,610,561	Morgan Stanley & Co. International PLC	5/02/17	355
USD	40,557	HKD	314,975	Northern Trust Corp.	5/02/17	(4)
USD	4,914,684	JPY	541,933,454	HSBC Bank PLC	5/02/17	40,601
USD	185,346	JPY	20,648,686	State Street Bank and Trust Co.	5/02/17	(366)
USD	119,319	AUD	156,365	Northern Trust Corp.	5/03/17	(74)
USD	1,428,309	AUD	1,875,463	Royal Bank of Scotland PLC	5/03/17	(3,701)
USD	118,565	CHF	118,433	Citibank N.A.	5/03/17	100
USD	1,597,185	CHF	1,566,435	Morgan Stanley & Co. International PLC	5/03/17	30,321
USD	16,866	DKK	117,169	Citibank N.A.	5/03/17	38
USD	321,568	DKK	2,193,125	State Street Bank and Trust Co.	5/03/17	6,572
USD	590,265	EUR	551,435	Citibank N.A.	5/03/17	1,113
USD	5,737,664	EUR	5,260,655	Goldman Sachs International	5/03/17	117,192

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	33

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,476,791	GBP	2,760,480	Royal Bank of Canada	5/03/17	$15,498
USD	212,753	GBP	169,862	State Street Bank and Trust Co.	5/03/17	(232)
USD	69,123	ILS	249,300	Barclays Bank PLC	5/03/17	232
USD	7,162	ILS	25,991	Goldman Sachs International	5/03/17	(20)
USD	11,958	NOK	102,619	Citibank N.A.	5/03/17	2
USD	149,012	NOK	1,260,362	Citibank N.A.	5/03/17	2,172
USD	4,705	NZD	6,731	Royal Bank of Canada	5/03/17	(10)
USD	55,792	NZD	79,215	State Street Bank and Trust Co.	5/03/17	310
USD	38,013	SEK	339,228	Northern Trust Corp.	5/03/17	97
USD	625,671	SEK	5,475,788	UBS AG	5/03/17	13,633
USD	18,939	SGD	26,456	Northern Trust Corp.	5/03/17	21
USD	262,971	SGD	366,047	State Street Bank and Trust Co.	5/03/17	1,224
Total						$(169,534)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$246,872	—	—	$246,872
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$416,406	—	—	$416,406

For the six months ended March 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$833,863	—	—	$833,863

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(245,796)	—	—	$(245,796)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$32,213,124
Average amounts sold — in USD	$15,578,406

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2017

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$246,872	$416,406

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$246,872	$416,406

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$ 232	$ (232)	—	—	—
Citibank N.A.	3,425	(2,173)	—	—	$1,252
Goldman Sachs International	118,208	(117,198)	—	—	1,010
HSBC Bank PLC	40,601	(40,601)	—	—	—
Morgan Stanley & Co. International PLC	34,361	(34,361)	—	—	—
Northern Trust Corp.	506	(506)	—	—	—
Royal Bank of Canada	15,498	(15,498)	—	—	—
Royal Bank of Scotland PLC	3,700	(3,700)	—	—	—
State Street Bank and Trust Co.	9,390	(9,390)	—	—	—
UBS AG	13,633	(13,633)	—	—	—
Westpac Banking Corp.	7,318	(7,318)	—	—	—

Total	$246,872	$(244,610)	—	—	$2,262

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$ 235	$ (232)	—	—	$ 3
BNP Paribas S.A.	2,340	—	—	—	2,340
Citibank N.A.	2,173	(2,173)	—	—	—
Deutsche Bank AG	53,801	—	—	—	53,801
Goldman Sachs International	117,198	(117,198)	—	—	—
HSBC Bank PLC	40,730	(40,601)	—	—	129
Morgan Stanley & Co. International PLC	49,737	(34,361)	—	—	15,376
Northern Trust Corp.	1,614	(506)	—	—	1,108
Royal Bank of Canada	15,563	(15,498)	—	—	65
Royal Bank of Scotland PLC	3,701	(3,700)	—	—	1
State Street Bank and Trust Co.	9,742	(9,390)	—	—	352
UBS AG	96,524	(13,633)	—	—	82,891
Westpac Banking Corp.	23,048	(7,318)	—	—	15,730

Total	$416,406	$(244,610)	—	—	$171,796

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	35

Schedule of Investments (concluded)	BlackRock 80/20 Target Allocation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$223,054,709	—	—	$223,054,709
Fixed Income Funds[1]	22,446,182	—	—	22,446,182
Short-Term Securities	1,102,386	—	—	1,102,386

Subtotal	$246,603,277	—	—	$246,603,277

Investments Valued at NAV[2]				47,077,460

Total Investments				$293,680,737

Derivative Financial Instruments[3]
Assets:
Foreign currency exchange contracts	—	$246,872	—	$246,872
Liabilities:
Foreign currency exchange contracts	—	(416,406)	—	(416,406)

Total	—	$(169,534)	—	$(169,534)

[1]	See above Schedule of Investments for values in each security type.

[2]

As of March 31, 2017, certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[3]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2017

Statements of Assets and Liabilities

March 31, 2017 (Unaudited)	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Assets
Investments at value — affiliated[1,2]	$349,476,123	$418,598,347	$544,321,476	$293,680,737
Cash	—	1,228	—	—
Receivables:
Investments sold — affiliated	533,526	1,125,791	—	—
Securities lending income — affiliated	18,678	22,553	25,882	9,961
Capital shares sold	3,923,953	812,967	4,925,233	2,140,811
Dividends — affiliated	80	31	397	653
From the Manager	11,653	13,476	16,951	24,459
Unrealized appreciation on forward foreign currency exchange contracts	89,467	216,139	322,480	246,872
Prepaid expenses	73,747	77,591	84,048	67,451

Total assets	354,127,227	420,868,123	549,696,467	296,170,944

Liabilities
Bank overdraft	330,401	—	—	—
Cash collateral on securities loaned at value	7,376,442	20,772,551	50,069,060	39,331,903
Payables:
Investments purchased — affiliated	—	—	—	205,530
Capital shares redeemed	4,758,578	1,872,485	4,893,847	2,010,709
Officer’s and Trustees’ fees	4,979	5,063	4,858	4,172
Other accrued expenses	211,885	230,681	236,391	164,223
Other affiliates	6,156	6,502	6,150	669
Service and distribution fees	150,447	174,081	172,509	73,775
Unrealized depreciation on forward foreign currency exchange contracts	152,834	370,010	550,525	416,406

Total liabilities	12,991,722	23,431,373	55,933,340	42,207,387

Net Assets	$341,135,505	$397,436,750	$493,763,127	$253,963,557

Net Assets Consist of
Paid-in capital	$338,075,083	$385,840,074	$470,394,295	$239,378,972
Undistributed (distributions in excess of) net investment income	984,624	383,836	(88,263)	(258,779)
Accumulated net realized loss	(4,522,135)	(4,893,718)	(3,990,495)	(1,792,856)
Net unrealized appreciation (depreciation)	6,597,933	16,106,558	27,447,590	16,636,220

Net Assets	$341,135,505	$397,436,750	$493,763,127	$253,963,557

[1] Investments at cost — affiliated	$342,814,823	$402,337,918	$516,645,841	$276,874,983
[2] Securities loaned at value	$7,213,131	$20,242,044	$48,490,819	$38,053,530

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	37

Statements of Assets and Liabilities (concluded)

March 31, 2017 (Unaudited)	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Net Asset Value
Institutional
Net assets	$45,920,544	$40,838,593	$68,131,899	$50,914,195

Shares outstanding[1]	4,087,201	3,605,006	5,481,319	4,370,346

Net asset value	$11.24	$11.33	$12.43	$11.65

Investor A
Net assets	$145,222,747	$185,781,280	$274,859,598	$141,219,090

Shares outstanding[1]	13,080,714	16,529,918	22,448,951	12,338,971

Net asset value	$11.10	$11.24	$12.24	$11.44

Investor C
Net assets	$133,777,012	$147,948,027	$128,004,497	$47,983,773

Shares outstanding[1]	12,188,281	13,343,644	10,679,588	4,319,880

Net asset value	$10.98	$11.09	$11.99	$11.11

Class K
Net assets	$206,617	$367,452	$2,621,319	$2,592,119

Shares outstanding[1]	18,395	32,426	210,941	222,483

Net asset value	$11.23	$11.33	$12.43	$11.65

Class R
Net assets	$16,008,585	$22,501,398	$20,145,814	$11,254,380

Shares outstanding[1]	1,448,116	2,009,291	1,650,218	989,887

Net asset value	$11.05	$11.20	$12.21	$11.37

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2017

Statements of Operations

Six Months Ended March 31, 2017 (Unaudited)	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Investment Income
Dividends — affiliated	$3,386,156	$3,794,852	$4,846,315	$2,364,967
Securities lending — affiliated — net	62,379	80,946	119,206	45,738
Net investment income allocated from the affiliated Master Portfolios:
Income	993,013	982,464	911,320	130,147
Expenses	(64,293)	(62,846)	(58,277)	(8,283)

Total income	4,377,255	4,795,416	5,818,564	2,532,569

Fund Expenses
Service and distribution — class specific	947,721	1,060,349	1,022,702	399,526
Transfer agent — class specific	193,634	221,250	279,814	157,082
Administration	75,828	87,231	102,161	47,318
Registration	52,089	52,832	61,222	53,319
Accounting services	38,570	43,936	50,962	25,153
Professional	37,581	33,046	38,762	43,091
Administration — class specific	35,733	41,077	48,106	22,260
Printing	13,694	15,656	14,597	11,676
Officer and Trustees	11,549	11,829	12,169	10,232
Custodian	10,130	11,372	12,045	10,800
Offering	204	1,264	—	—
Miscellaneous	8,454	8,630	8,702	7,450
Recoupment of past waived and/or reimbursed fees — class specific	800	90	352	—

Total expenses	1,425,987	1,588,562	1,651,594	787,907
Less:
Administration fees waived	(71,416)	(82,404)	(93,594)	(46,631)
Administration fees waived — class specific	(29,717)	(28,820)	(42,979)	(21,590)
Transfer agent fees waived — class specific	(805)	(615)	(2,524)	(2,155)
Transfer agent fees reimbursed — class specific	(18,686)	(39,589)	(55,232)	(56,512)
Expenses reimbursed by the Manager	(50,784)	(37,658)	(37,568)	(83,861)

Total expenses after fees waived and/or reimbursed	1,254,579	1,399,476	1,419,697	577,158

Net investment income	3,122,676	3,395,940	4,398,867	1,955,411

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(355,993)	1,005,268	(836,158)	(199,121)
Capital gain distributions from investment companies — affiliated	174,769	558,014	1,059,506	479,701
Allocation from the affiliated Master Portfolios	(37,664)	(210,036)	(254,992)	(59,415)
Payment by affiliate	—	—	8,176	4,555
Forward foreign currency exchange contracts	531,955	1,198,056	1,735,064	833,863
Foreign currency transactions	1	(3)	(5)	(2)

	313,068	2,551,299	1,711,591	1,059,581

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	1,043,442	7,440,073	16,959,211	11,468,147
Allocation from the affiliated Master Portfolios	(1,740,250)	(1,466,756)	(1,349,650)	(153,755)
Forward foreign currency exchange contracts	(115,060)	(271,748)	(381,198)	(245,796)
Foreign currency translations	—	—	6	—

	(811,868)	5,701,569	15,228,369	11,068,596

Net realized and unrealized gain (loss)	(498,800)	8,252,868	16,939,960	12,128,177

Net Increase in Net Assets Resulting from Operations	$2,623,876	$11,648,808	$21,338,827	$14,083,588

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	39

Statements of Changes in Net Assets

	BlackRock 20/80 Target Allocation Fund		BlackRock 40/60 Target Allocation Fund
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income	$3,122,676	$4,421,581	$3,395,940	$4,566,954
Net realized gain (loss)	313,068	(4,220,530)	2,551,299	(6,517,715)
Net change in unrealized appreciation (depreciation)	(811,868)	11,947,325	5,701,569	19,219,147

Net increase in net assets resulting from operations	2,623,876	12,148,376	11,648,808	17,268,386

Distributions to Shareholders[1]
From net investment income:
Institutional	(636,709)	(815,547)	(787,000)	(563,604)
Investor A	(2,487,177)	(1,616,591)	(2,975,215)	(1,970,466)
Investor C	(1,378,353)	(919,307)	(1,420,423)	(1,042,141)
Class K	(3,773)	—	(4,631)	—
Class R	(194,001)	(148,561)	(312,763)	(223,795)
From net realized gain:
Institutional	—	(1,692,614)	—	(1,981,706)
Investor A	—	(3,848,926)	—	(7,945,747)
Investor C	—	(3,122,503)	—	(6,056,344)
Class R	—	(434,439)	—	(1,068,464)

Decrease in net assets resulting from distributions to shareholders	(4,700,013)	(12,598,488)	(5,500,032)	(20,852,267)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(41,779,330)	220,557,207	(25,763,172)	237,809,617

Net Assets
Total increase (decrease) in net assets	(43,855,467)	220,107,095	(19,614,396)	234,225,736
Beginning of period	384,990,972	164,883,877	417,051,146	182,825,410

End of period	$341,135,505	$384,990,972	$397,436,750	$417,051,146

Undistributed net investment income, end of period	$984,624	$2,561,961	$383,836	$2,487,928

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2017

Statements of Changes in Net Assets (concluded)

	BlackRock 60/40 Target Allocation Fund		BlackRock 80/20 Target Allocation Fund
Increase in Net Assets:	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations
Net investment income	$4,398,867	$3,846,292	$1,955,411	$1,527,311
Net realized gain (loss)	1,711,591	(5,390,844)	1,059,581	(2,815,622)
Net change in unrealized appreciation (depreciation)	15,228,369	20,370,688	11,068,596	10,809,987

Net increase in net assets resulting from operations	21,338,827	18,826,136	14,083,588	9,521,676

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,139,161)	(393,874)	(673,908)	(148,820)
Investor A	(4,108,873)	(1,418,225)	(1,898,435)	(568,641)
Investor C	(1,196,050)	(690,704)	(366,069)	(164,526)
Class K	(4,851)	—	(3,764)	—
Class R	(251,096)	(122,200)	(132,824)	(68,015)
From net realized gain:
Institutional	—	(1,645,600)	—	(1,011,561)
Investor A	—	(6,775,976)	—	(4,460,139)
Investor C	—	(4,896,175)	—	(2,303,172)
Class R	—	(686,810)	—	(684,454)

Decrease in net assets resulting from distributions to shareholders	(6,700,031)	(16,629,564)	(3,075,000)	(9,409,328)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,441,776	346,337,011	40,501,885	143,240,427

Net Assets
Total increase in net assets	19,080,572	348,533,583	51,510,473	143,352,775
Beginning of period	474,682,555	126,148,972	202,453,084	59,100,309

End of period	$493,763,127	$474,682,555	$253,963,557	$202,453,084

Undistributed (distributions in excess of) net investment income, end of period	$(88,263)	$2,212,901	$(258,779)	$860,810

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	41

Financial Highlights	BlackRock 20/80 Target Allocation Fund

	Institutional						Investor A
	Six Months Ended March 31, 2017	Year Ended September 30,					Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012	(Unaudited)	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 11.31	$11.50	$12.15	$11.78	$11.31	$10.14	$ 11.16	$11.37	$12.02	$11.67	$11.21	$10.06

Net investment income[1]	0.13	0.25	0.21	0.25	0.29	0.32	0.11	0.21	0.16	0.20	0.25	0.27
Net realized and unrealized gain (loss)	(0.00)[2]	0.27	0.17	0.79	0.68	1.23	(0.00)[2]	0.26	0.17	0.77	0.68	1.22

Net increase from investment operations	0.13	0.52	0.38	1.04	0.97	1.55	0.11	0.47	0.33	0.97	0.93	1.49

Distributions:[3]
From net investment income	(0.20)	(0.23)	(0.40)	(0.31)	(0.29)	(0.31)	(0.17)	(0.20)	(0.35)	(0.26)	(0.26)	(0.27)
From net realized gain	—	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)	—	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)

Total distributions	(0.20)	(0.71)	(1.03)	(0.67)	(0.50)	(0.38)	(0.17)	(0.68)	(0.98)	(0.62)	(0.47)	(0.34)

Net asset value, end of period	$ 11.24	$11.31	$11.50	$12.15	$11.78	$11.31	$ 11.10	$11.16	$11.37	$12.02	$11.67	$11.21

Total Return[4]
Based on net asset value	1.22%[5]	4.76%	3.12%	9.04%	8.92%	15.66%	1.04%[5]	4.35%	2.77%	8.54%	8.55%	15.19%

Ratios to Average Net Assets
Total expenses[6]	0.30%[7]	0.33%	0.41%	0.47%	0.63%	0.84%	0.55%[7,8]	0.60%	0.71%[8]	0.79%[8]	0.97%[8]	1.15%[8]

Total expenses after fees waived and/or reimbursed[6]	0.13%[7]	0.12%	0.16%	0.27%	0.35%	0.47%	0.47%[7]	0.46%	0.54%	0.67%	0.75%	0.87%

Net investment income[6]	2.36%[7]	2.25%	1.80%	2.05%	2.55%	3.00%	2.02%[7]	1.88%	1.37%	1.66%	2.17%	2.56%

Supplemental Data
Net assets, end of period (000)	$45,921	$49,937	$22,738	$9,571	$5,252	$1,692	$145,223	$171,824	$75,293	$45,095	$34,939	$26,058

Portfolio turnover rate	40%	95%	99%	46%	45%	48%	40%	95%	99%	46%	45%	48%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.25%	0.45%	0.46%	0.37%	0.24%	0.26%

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 0.70%. There was no financial impact to the expense ratios for the six months ended March 31, 2017 and the years ended September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock 20/80 Target Allocation Fund

	Investor C						Class K
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2017	Period March 28, 2016[1] to Sep- tember 30,
		2016	2015	2014	2013	2012	(Unaudited)	2016

Per Share Operating Performance
Net asset value, beginning of period	$11.01	$11.24	$11.91	$11.57	$11.12	$9.97	$11.31	$10.90

Net investment income[2]	0.07	0.12	0.07	0.11	0.16	0.20	0.13	0.12
Net realized and unrealized gain (loss)	0.01	0.27	0.16	0.77	0.68	1.21	(0.00)[3]	0.29

Net increase from investment operations	0.08	0.39	0.23	0.88	0.84	1.41	0.13	0.41

Distributions:[4]
From net investment income	(0.11)	(0.14)	(0.27)	(0.18)	(0.18)	(0.19)	(0.21)	—
From net realized gain	—	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)	—	—

Total distributions	(0.11)	(0.62)	(0.90)	(0.54)	(0.39)	(0.26)	(0.21)	—

Net asset value, end of period	$10.98	$11.01	$11.24	$11.91	$11.57	$11.12	$11.23	$11.31

Total Return[5]
Based on net asset value	0.70%[6]	3.64%	1.92%	7.80%	7.74%	14.40%	1.15%[6]	3.76%[6]

Ratios to Average Net Assets
Total expenses[7]	1.30%[8,9]	1.33%[8]	1.44%[8]	1.54%	1.73%	1.95%	0.22%[9]	0.24%[9]

Total expenses after fees waived and/or reimbursed[7]	1.22%[9]	1.21%	1.27%	1.39%	1.47%	1.59%	0.11%[9]	0.10%[9]

Net investment income[7]	1.27%[9]	1.11%	0.62%	0.94%	1.46%	1.89%	2.39%[9]	2.03%[9]

Supplemental Data
Net assets, end of period (000)	$133,777	$147,046	$57,521	$39,413	$32,357	$28,169	$207	$ 207

Portfolio turnover rate	40%	95%	99%	46%	45%	48%	40%	95%[10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.25%	0.45%	0.46%	0.37%	0.24%	0.26%

[8]

Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the six months ended March 31, 2017 and the years ended September 30, 2016 and September 30, 2015.

[9]	Annualized.

[10]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	43

Financial Highlights (concluded)	BlackRock 20/80 Target Allocation Fund

	Class R
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 11.10	$11.30	$11.96	$11.60	$11.15	$10.00

Net investment income[1]	0.09	0.17	0.12	0.17	0.22	0.25
Net realized and unrealized gain (loss)	(0.00)[2]	0.27	0.17	0.78	0.67	1.21

Net increase from investment operations	0.09	0.44	0.29	0.95	0.89	1.46

Distributions:[3]
From net investment income	(0.14)	(0.16)	(0.32)	(0.23)	(0.23)	(0.24)
From net realized gain	—	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)

Total distributions	(0.14)	(0.64)	(0.95)	(0.59)	(0.44)	(0.31)

Net asset value, end of period	$ 11.05	$11.10	$11.30	$11.96	$11.60	$11.15

Total Return[4]
Based on net asset value	0.83%[5]	4.11%	2.41%	8.40%	8.22%	14.94%

Ratios to Average Net Assets
Total expenses[6]	0.86%[7]	0.91%[8]	1.01%	1.13%	1.30%	1.56%

Total expenses after fees waived and/or reimbursed[6]	0.78%[7]	0.77%	0.79%	0.88%	0.96%	1.08%

Net investment income[6]	1.71%[7]	1.58%	1.05%	1.45%	1.96%	2.40%

Supplemental Data
Net assets, end of period (000)	$16,009	$15,976	$9,331	$9,016	$8,247	$7,911

Portfolio turnover rate	40%	95%	99%	46%	45%	48%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.25%	0.45%	0.46%	0.37%	0.24%	0.26%

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the year ended September 30, 2016.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights	BlackRock 40/60 Target Allocation Fund

	Institutional						Investor A
	Six Months Ended March 31, 2017	Year Ended September 30,					Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$ 11.18	$11.54	$12.64	$12.15	$10.96	$9.48	$ 11.08	$11.46	$12.56	$12.06	$10.90	$9.43

Net investment income[1]	0.12	0.23	0.20	0.20	0.26	0.26	0.10	0.20	0.15	0.17	0.21	0.22
Net realized and unrealized gain	0.23	0.45	0.03	1.06	1.11	1.50	0.23	0.43	0.04	1.05	1.11	1.49

Net increase from investment operations	0.35	0.68	0.23	1.26	1.37	1.76	0.33	0.63	0.19	1.22	1.32	1.71

Distributions:[2]
From net investment income	(0.20)	(0.23)	(0.34)	(0.43)	(0.18)	(0.28)	(0.17)	(0.20)	(0.30)	(0.38)	(0.16)	(0.24)
From net realized gain	—	(0.81)	(0.99)	(0.34)	—	—	—	(0.81)	(0.99)	(0.34)	—	—

Total distributions	(0.20)	(1.04)	(1.33)	(0.77)	(0.18)	(0.28)	(0.17)	(1.01)	(1.29)	(0.72)	(0.16)	(0.24)

Net asset value, end of period	$ 11.33	$11.18	$11.54	$12.64	$12.15	$10.96	$ 11.24	$11.08	$11.46	$12.56	$12.06	$10.90

Total Return[3]
Based on net asset value	3.20%[4]	6.31%	1.66%	10.73%	12.72%	18.90%	3.04%[4]	5.89%	1.33%	10.41%	12.25%	18.45%

Ratios to Average Net Assets
Total expenses[5]	0.32%[6]	0.35%	0.43%	0.45%	0.54%	0.70%	0.53%[6]	0.58%[7]	0.68%[7]	0.73%	0.81%	0.96%

Total expenses after fees waived and/or reimbursed[5]	0.12%[6]	0.12%	0.14%	0.23%	0.27%	0.37%	0.46%[6]	0.46%	0.50%	0.60%	0.62%	0.74%

Net investment income[5]	2.24%[6]	2.12%	1.67%	1.61%	2.22%	2.49%	1.90%[6]	1.81%	1.24%	1.33%	1.88%	2.12%

Supplemental Data
Net assets, end of period (000)	$40,839	$45,376	$22,581	$14,627	$4,948	$2,141	$185,781	$195,865	$86,088	$63,500	$49,473	$39,411

Portfolio turnover rate	45%	103%	117%	60%	51%	57%	45%	103%	117%	60%	51%	57%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.28%	0.46%	0.46%	0.43%	0.36%	0.37%

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the years ended September 30, 2016 and September 30, 2015.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	45

Financial Highlights (continued)	BlackRock 40/60 Target Allocation Fund

	Investor C						Class K
	Six Months Ended March 31, 2017	Year Ended September 30,					Six Months Ended March 31, 2017	Period March 28, 2016[1] to Sep- tember 30, 2016
	(Unaudited)	2016	2015	2014	2013	2012	(Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$ 10.91	$11.31	$12.41	$11.91	$10.78	$9.32	$11.19	$10.68

Net investment income[2]	0.06	0.11	0.06	0.07	0.12	0.14	0.13	0.11
Net realized and unrealized gain	0.22	0.44	0.04	1.04	1.10	1.48	0.21	0.40

Net increase from investment operations	0.28	0.55	0.10	1.11	1.22	1.62	0.34	0.51

Distributions:[3]
From net investment income	(0.10)	(0.14)	(0.21)	(0.27)	(0.09)	(0.16)	(0.20)	—
From net realized gain	—	(0.81)	(0.99)	(0.34)	—	—	—	—

Total distributions	(0.10)	(0.95)	(1.20)	(0.61)	(0.09)	(0.16)	(0.20)	—

Net asset value, end of period	$ 11.09	$10.91	$11.31	$12.41	$11.91	$10.78	$11.33	$11.19

Total Return[4]
Based on net asset value	2.60%[5]	5.18%	0.57%	9.52%	11.39%	17.51%	3.12%[5]	4.78%[5]

Ratios to Average Net Assets
Total expenses[6]	1.29%[7,8]	1.33%[7]	1.44%[7]	1.50%[7]	1.62%[7]	1.77%[7]	0.20%[8]	0.23%[8]

Total expenses after fees waived and/or reimbursed[6]	1.21%[8]	1.21%	1.27%	1.38%	1.42%	1.52%	0.10%[8]	0.10%[8]

Net investment income[6]	1.16%[8]	1.04%	0.47%	0.56%	1.11%	1.41%	2.31%[8]	1.94%[8]

Supplemental Data
Net assets, end of period (000)	$147,948	$153,937	$59,026	$50,554	$41,748	$39,805	$367	$ 253

Portfolio turnover rate	45%	103%	117%	60%	51%	57%	45%	103%[9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.28%	0.46%	0.46%	0.43%	0.36%	0.37%

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016, September 30, 2015 and September 30, 2014, the ratio would have been 1.32%, 1.43% and 1.49%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2017 and the years ended September 30, 2013 and September 30, 2012.

[8]	Annualized.

[9]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (concluded)	BlackRock 40/60 Target Allocation Fund

	Class R
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 11.04	$11.40	$12.49	$12.00	$10.84	$9.38

Net investment income[1]	0.10	0.18	0.13	0.15	0.20	0.21
Net realized and unrealized gain	0.21	0.44	0.04	1.04	1.11	1.47

Net increase from investment operations	0.31	0.62	0.17	1.19	1.31	1.68

Distributions:[2]
From net investment income	(0.15)	(0.17)	(0.27)	(0.36)	(0.15)	(0.22)
From net realized gain	—	(0.81)	(0.99)	(0.34)	—	—

Total distributions	(0.15)	(0.98)	(1.26)	(0.70)	(0.15)	(0.22)

Net asset value, end of period	$ 11.20	$11.04	$11.40	$12.49	$12.00	$10.84

Total Return[3]
Based on net asset value	2.89%[4]	5.80%	1.18%	10.21%	12.19%	18.16%

Ratios to Average Net Assets
Total expenses[5]	0.82%[6]	0.89%	0.96%	1.01%	1.12%[7]	1.26%

Total expenses after fees waived and/or reimbursed[5]	0.62%[6]	0.62%	0.64%	0.73%	0.77%	0.87%

Net investment income[5]	1.75%[6]	1.65%	1.06%	1.22%	1.76%	2.04%

Supplemental Data
Net assets, end of period (000)	$22,501	$21,619	$15,130	$16,440	$15,707	$14,881

Portfolio turnover rate	45%	103%	117%	60%	51%	57%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.28%	0.46%	0.46%	0.43%	0.36%	0.37%

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	47

Financial Highlights	BlackRock 60/40 Target Allocation Fund

	Institutional						Investor A
	Six Months Ended March 31, 2017	Year Ended September 30,					Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012	(Unaudited)	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 12.08	$12.39	$13.64	$12.32	$10.77	$9.04	$ 11.89	$12.22	$13.46	$12.18	$10.65	$8.95

Net investment income[1]	0.14	0.23	0.21	0.17	0.21	0.22	0.12	0.19	0.16	0.11	0.16	0.16
Net realized and unrealized gain (loss)	0.42	0.60	(0.10)	1.35	1.55	1.70	0.41	0.59	(0.11)	1.34	1.54	1.70

Net increase from investment operations	0.56	0.83	0.11	1.52	1.76	1.92	0.53	0.78	0.05	1.45	1.70	1.86

Distributions:[2]
From net investment income	(0.21)	(0.22)	(0.48)	(0.20)	(0.21)	(0.19)	(0.18)	(0.19)	(0.41)	(0.17)	(0.17)	(0.16)
From net realized gain	—	(0.92)	(0.88)	—	—	—	—	(0.92)	(0.88)	—	—	—

Total dividends and distributions	(0.21)	(1.14)	(1.36)	(0.20)	(0.21)	(0.19)	(0.18)	(1.11)	(1.29)	(0.17)	(0.17)	(0.16)

Net asset value, end of period	$ 12.43	$12.08	$12.39	$13.64	$12.32	$10.77	$ 12.24	$11.89	$12.22	$13.46	$12.18	$10.65

Total Return[3]
Based on net asset value	4.71%[4]	7.10%	0.43%	12.43%	16.62%	21.49%	4.54%[4]	6.77%	0.00%	11.95%	16.20%	20.94%

Ratios to Average Net Assets
Total expenses[5]	0.30%[6]	0.31%	0.55%	0.56%	0.65%	0.75%	0.53%[6,7]	0.57%[7]	0.76%[7]	0.81%[7]	0.86%[7]	1.00%

Total expenses after fees waived and/or reimbursed[5]	0.11%[6]	0.11%	0.13%	0.21%	0.20%	0.29%	0.45%[6]	0.45%	0.49%	0.59%	0.58%	0.67%

Net investment income[5]	2.34%[6]	1.95%	1.60%	1.25%	1.80%	2.20%	1.99%[6]	1.64%	1.20%	0.86%	1.42%	1.59%

Supplemental Data
Net assets, end of period (000)	$68,132	$61,601	$8,755	$4,242	$3,116	$2,415	$274,860	$269,175	$64,012	$40,375	$42,946	$24,239

Portfolio turnover rate	42%	94%	118%	69%	65%	46%	42%	94%	118%	69%	65%	46%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.24%	0.42%	0.46%	0.49%	0.48%	0.49%

[6]	Annualized.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 0.80%. There was no financial impact to the expense ratios for the six months ended March 31, 2017 and the years ended September 30, 2016, September 30, 2015 and September 30, 2013.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (continued)	BlackRock 60/40 Target Allocation Fund

	Investor C						Class K
	Six Months Ended March 31, 2017	Year Ended September 30,					Six Months Ended March 31, 2017	Period March 28, 2016[1] to Sep- tember 30,
	(Unaudited)	2016	2015	2014	2013	2012	(Unaudited)	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 11.61	$11.99	$13.21	$11.96	$10.46	$8.77	$12.07	$11.45

Net investment income[2]	0.07	0.10	0.06	0.02	0.09	0.09	0.21	0.11
Net realized and unrealized gain (loss)	0.42	0.57	(0.09)	1.31	1.50	1.67	0.36	0.51

Net increase (decrease) from investment operations	0.49	0.67	(0.03)	1.33	1.59	1.76	0.57	0.62

Distributions:[3]
From net investment income	(0.11)	(0.13)	(0.31)	(0.08)	(0.09)	(0.07)	(0.21)	—
From net realized gain	—	(0.92)	(0.88)	—	—	—	—	—

Total dividends and distributions	(0.11)	(1.05)	(1.19)	(0.08)	(0.09)	(0.07)	(0.21)	—

Net asset value, end of period	$ 11.99	$11.61	$11.99	$13.21	$11.96	$10.46	$12.43	$12.07

Total Return[4]
Based on net asset value	4.24%[5]	5.89%	(0.63)%	11.14%	15.30%	20.12%	4.81%[5]	5.42%[5]

Ratios to Average Net Assets
Total expenses[6]	1.28%[7]	1.33%[8]	1.51%	1.57%	1.67%	1.80%	0.19%[7]	0.22%[7]

Total expenses after fees waived and/or reimbursed[6]	1.20%[7]	1.20%	1.22%	1.31%	1.30%	1.39%	0.10%[7]	0.09%[7]

Net investment income[6]	1.24%[7]	0.88%	0.45%	0.14%	0.77%	0.89%	3.38%[7]	1.81%[7]

Supplemental Data
Net assets, end of period (000)	$128,004	$125,371	$45,308	$36,037	$29,793	$27,761	$2,621	$ 276

Portfolio turnover rate	42%	94%	118%	69%	65%	46%	42%	94%[9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.24%	0.42%	0.46%	0.49%	0.48%	0.49%

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the year ended September 30, 2016.

[9]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	49

Financial Highlights (concluded)	BlackRock 60/40 Target Allocation Fund

	Class R
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 11.85	$12.17	$13.40	$12.11	$10.58	$8.88

Net investment income[1]	0.11	0.17	0.13	0.09	0.15	0.14
Net realized and unrealized gain (loss)	0.41	0.59	(0.10)	1.33	1.52	1.69

Net increase from investment operations	0.52	0.76	0.03	1.42	1.67	1.83

Distributions:[2]
From net investment income	(0.16)	(0.16)	(0.38)	(0.13)	(0.14)	(0.13)
From net realized gain	—	(0.92)	(0.88)	—	—	—

Total dividends and distributions	(0.16)	(1.08)	(1.26)	(0.13)	(0.14)	(0.13)

Net asset value, end of period	$ 12.21	$11.85	$12.17	$13.40	$12.11	$10.58

Total Return[3]
Based on net asset value	4.43%[4]	6.63%	(0.16)%	11.75%	16.03%	20.73%

Ratios to Average Net Assets
Total expenses[5]	0.80%[6]	0.90%	1.03%	1.12%[7]	1.16%	1.29%

Total expenses after fees waived and/or reimbursed[5]	0.64%[6]	0.64%	0.67%	0.76%	0.75%	0.84%

Net investment income[5]	1.80%[6]	1.48%	0.99%	0.69%	1.32%	1.44%

Supplemental Data
Net assets, end of period (000)	$20,146	$18,260	$8,074	$7,866	$7,171	$8,131

Portfolio turnover rate	42%	94%	118%	69%	65%	46%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.24%	0.42%	0.46%	0.49%	0.48%	0.49%

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.11%.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights	BlackRock 80/20 Target Allocation Fund

	Institutional						Investor A
	Six Months Ended March 31, 2017	Year Ended September 30,					Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012	(Unaudited)	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 11.11	$11.67	$13.84	$12.36	$10.44	$8.45	$ 10.92	$11.50	$13.66	$12.20	$10.32	$ 8.35

Net investment income[1]	0.13	0.20	0.19	0.14	0.16	0.14	0.10	0.17	0.13	0.09	0.12	0.09
Net realized and unrealized gain (loss)	0.60	0.71	(0.25)	1.56	1.89	1.96	0.58	0.69	(0.23)	1.54	1.86	1.96

Net increase (decrease) from investment operations	0.73	0.91	(0.06)	1.70	2.05	2.10	0.68	0.86	(0.10)	1.63	1.98	2.05

Distributions:[2]
From net investment income	(0.19)	(0.19)	(0.46)	(0.22)	(0.13)	(0.11)	(0.16)	(0.16)	(0.41)	(0.17)	(0.10)	(0.08)
From net realized gain	—	(1.28)	(1.65)	—	—	—	—	(1.28)	(1.65)	—	—	—

Total dividends and distributions	(0.19)	(1.47)	(2.11)	(0.22)	(0.13)	(0.11)	(0.16)	(1.44)	(2.06)	(0.17)	(0.10)	(0.08)

Net asset value, end of period	$ 11.65	$11.11	$11.67	$13.84	$12.36	$10.44	$ 11.44	$10.92	$11.50	$13.66	$12.20	$ 10.32

Total Return[3]
Based on net asset value	6.61%[4]	8.32%	(1.34)%	13.79%	19.86%	25.05%	6.32%[4]	8.01%	(1.70)%	13.37%	19.39%	24.72%

Ratios to Average Net Assets
Total expenses[5]	0.34%[6]	0.43%	0.72%	0.75%	0.81%	0.92%	0.60%[6]	0.73%	0.99%	1.05%	1.09%	1.18%

Total expenses after fees waived and/or reimbursed[5]	0.10%[6]	0.10%	0.14%	0.25%	0.22%	0.26%	0.44%[6]	0.44%	0.47%	0.59%	0.56%	0.60%

Net investment income[5]	2.26%[6]	1.79%	1.51%	1.01%	1.45%	1.41%	1.83%[6]	1.57%	0.99%	0.66%	1.09%	0.96%

Supplemental Data
Net assets, end of period (000)	$50,914	$33,056	$7,436	$2,164	$1,564	$1,754	$141,219	$120,613	$29,595	$19,697	$22,356	$17,299

Portfolio turnover rate	34%	81%	125%	56%	59%	61%	34%	81%	125%	56%	59%	61%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.21%	0.39%	0.41%	0.47%	0.54%	0.57%

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	51

Financial Highlights (continued)	BlackRock 80/20 Target Allocation Fund

	Investor C						Class K
	Six Months Ended March 31, 2017	Year Ended September 30,					Six Months Ended March 31, 2017	Period March 28, 2016[1] to Sep- tember 30,
	(Unaudited)	2016	2015	2014	2013	2012	(Unaudited)	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 10.57	$11.19	$13.30	$11.90	$10.05	$8.12	$11.12	$10.40

Net investment income (loss)[2]	0.06	0.08	0.03	(0.01)	0.04	0.03	0.17	0.10
Net realized and unrealized gain (loss)	0.57	0.67	(0.22)	1.49	1.82	1.90	0.55	0.62

Net increase (decrease) from investment operations	0.63	0.75	(0.19)	1.48	1.86	1.93	0.72	0.72

Distributions:[3]
From net investment income	(0.09)	(0.09)	(0.27)	(0.08)	(0.01)	—	(0.19)	—
From net realized gain	—	(1.28)	(1.65)	—	—	—	—	—

Total dividends and distributions	(0.09)	(1.37)	(1.92)	(0.08)	(0.01)	—	(0.19)	—

Net asset value, end of period	$ 11.11	$10.57	$11.19	$13.30	$11.90	$10.05	$11.65	$11.12

Total Return[4]
Based on net asset value	6.04%[5]	7.13%	(2.39)%	12.50%	18.54%	23.77%	6.52%[5]	6.92%[5]

Ratios to Average Net Assets
Total expenses[6]	1.38%[7]	1.49%	1.77%	1.80%	1.89%	2.04%	0.23%[7]	0.33%[7]

Total expenses after fees waived and/or reimbursed[6]	1.19%[7]	1.19%	1.22%	1.34%	1.31%	1.35%	0.08%[7]	0.08%[7]

Net investment income (loss)[6]	1.07%[7]	0.77%	0.22%	(0.07)%	0.38%	0.28%	2.84%[7]	1.81%[7]

Supplemental Data
Net assets, end of period (000)	$47,984	$38,988	$16,280	$14,902	$15,000	$14,704	$2,592	$ 222

Portfolio turnover rate	34%	81%	125%	56%	59%	61%	34%	81%[8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.21%	0.39%	0.41%	0.47%	0.54%	0.57%

[7]	Annualized.

[8]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2017

Financial Highlights (concluded)	BlackRock 80/20 Target Allocation Fund

	Class R
	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.83	$11.40	$13.55	$12.12	$10.24	$8.29

Net investment income[1]	0.09	0.15	0.10	0.07	0.11	0.08
Net realized and unrealized gain (loss)	0.59	0.69	(0.23)	1.52	1.85	1.92

Net increase (decrease) from investment operations	0.68	0.84	(0.13)	1.59	1.96	2.00

Distributions:[2]
From net investment income	(0.14)	(0.13)	(0.37)	(0.16)	(0.08)	(0.05)
From net realized gain	—	(1.28)	(1.65)	—	—	—

Total dividends and distributions	(0.14)	(1.41)	(2.02)	(0.16)	(0.08)	(0.05)

Net asset value, end of period	$11.37	$10.83	$11.40	$13.55	$12.12	$10.24

Total Return[3]
Based on net asset value	6.34%[4]	7.81%	(1.89)%	13.16%	19.29%	24.26%

Ratios to Average Net Assets
Total expenses[5]	0.87%[6]	1.05%	1.25%	1.30%	1.39%	1.50%

Total expenses after fees waived and/or reimbursed[5]	0.60%[6]	0.60%	0.63%	0.75%	0.72%	0.76%

Net investment income[5]	1.67%[6]	1.40%	0.80%	0.50%	0.98%	0.87%

Supplemental Data
Net assets, end of period (000)	$11,254	$9,574	$5,789	$7,496	$6,044	$5,501

Portfolio turnover rate	34%	81%	125%	56%	59%	61%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2017	Year Ended September 30,
	(Unaudited)	2016	2015	2014	2013	2012
Investments in underlying funds	0.21%	0.39%	0.41%	0.47%	0.54%	0.57%

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2017	53

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The Funds will generally invest in other registered investment companies, including exchange-traded funds (“ETFs”), (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock 20/80 Target Allocation Fund	20/80 Target Allocation	Non-diversified
BlackRock 40/60 Target Allocation Fund	40/60 Target Allocation	Non-diversified
BlackRock 60/40 Target Allocation Fund	60/40 Target Allocation	Non-diversified
BlackRock 80/20 Target Allocation Fund	80/20 Target Allocation	Non-diversified

By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity Underlying Funds may also include funds that invest in real estate-related securities or instruments and commodity-related securities or instruments. Fixed income Underlying Funds may include funds that invest in, among other things, domestic and non-U.S. bonds, U.S. Government securities, mortgage-backed securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

54	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record daily their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of March 31, 2017, certain investments of the Funds were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the Underlying Fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

The market value of the Funds’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

•	The Funds record their proportionate investment in the Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Master Portfolios.

BLACKROCK FUNDS II	MARCH 31, 2017	55

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the

56	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

20/80 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclay Capital Inc.	$ 62,424	$ (62,424)	—
JP Morgan Securities LLC	528,819	(528,819)	—
Morgan Stanley & Co. LLC (US Equity Sec Lending)	4,938,560	(4,938,560)	—
National Financial Services LLC	1,683,328	(1,683,328)	—
Total	$7,213,131	$(7,213,131)	—

40/60 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$ 8,692,500	$ (8,692,500)	—
National Financial Services LLC	8,538,984	(8,538,984)	—
SG Americas Securities LLC	3,010,560	(3,010,560)	—
Total	$20,242,044	$(20,242,044)	—

60/40 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley & Co. LLC (US Equity Sec Lending)	$ 4,128,333	$ (4,128,333)	—
National Financial Services LLC	6,309,213	(6,309,213)	—
SG Americas Securities LLC	38,053,273	(38,053,273)	—
Total	$48,490,819	$(48,490,819)	—

80/20 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$ 11,256	$ (11,256)	—
Morgan Stanley & Co. LLC (US Equity Sec Lending)	5,156,977	(5,156,977)	—
National Financial Services LLC	68,675	(68,675)	—
SG Americas Securities LLC	32,816,622	(32,816,622)	—
Total	$38,053,530	$(38,053,530)	—

[1]

Cash collateral with a value of $7,376,442, $20,772,551, $50,069,060 and $39,331,903 has been received in connection with securities lending agreements for 20/80 Target Allocation, 40/60 Target Allocation, 60/40 Target Allocation and 80/20 Target Allocation, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

BLACKROCK FUNDS II	MARCH 31, 2017	57

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager does not receive any management fees from the Funds for its investment advisory services.

Service and Distributions Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

58	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

For the six months ended March 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$200,084	$708,947	$38,690	$947,721
40/60 Target Allocation	$240,373	$764,102	$55,874	$1,060,349
60/40 Target Allocation	$335,393	$640,121	$47,188	$1,022,702
80/20 Target Allocation	$161,256	$212,072	$26,198	$399,526

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2017, the Funds paid the following to the Manager in return for these services:

	Institutional	Investor A	Investor C	Class K	Class R	Total
20/80 Target Allocation	$3,979	$16,007	$14,179	$20	$1,548	$35,733
40/60 Target Allocation	$4,304	$19,229	$15,282	$27	$2,235	$41,077
60/40 Target Allocation	$6,541	$26,832	$12,802	$44	$1,887	$48,106
80/20 Target Allocation	$4,015	$12,900	$4,242	$55	$1,048	$22,260

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$89	$1,027	$830	$41	$1,987
40/60 Target Allocation	$73	$1,312	$870	$56	$2,311
60/40 Target Allocation	$90	$1,811	$1,344	$63	$3,308
80/20 Target Allocation	$77	$1,654	$770	$21	$2,522

For the six months ended March 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
20/80 Target Allocation	$21,183	$84,727	$74,662	$27	$13,035	$193,634
40/60 Target Allocation	$29,144	$95,198	$81,290	$27	$15,591	$221,250
60/40 Target Allocation	$43,276	$151,954	$72,673	$27	$11,884	$279,814
80/20 Target Allocation	$25,420	$89,175	$34,380	$27	$8,080	$157,082

Other Fees: For the six months ended March 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

20/80 Target Allocation	$ 9,006
40/60 Target Allocation	$11,761
60/40 Target Allocation	$19,903
80/20 Target Allocation	$13,342

BLACKROCK FUNDS II	MARCH 31, 2017	59

Notes to Financial Statements (continued)

For the six months ended March 31, 2017, affiliates received CDSCs as follows:

	Investor A	Investor C
20/80 Target Allocation	$2,500	$32,927
40/60 Target Allocation	$1,461	$34,808
60/40 Target Allocation	$2,941	$28,740
80/20 Target Allocation	$29	$9,790

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
20/80 Target Allocation	1.13%	1.53%	2.25%	1.74%
40/60 Target Allocation	1.09%	1.51%	2.24%	1.59%
60/40 Target Allocation	1.07%	1.45%	2.17%	1.62%
80/20 Target Allocation	1.09%	1.43%	2.18%	1.59%

These contractual expense limitations are perpetual and have no effective termination date, but may be terminated by the Board, including a majority of the independent trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund.

In addition, with respect to each Fund, the Manager agreed to further waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K	Class R
20/80 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.74%
40/60 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.59%
60/40 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.62%
80/20 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.59%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2018, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. The contractual expense limitations exclude expenses allocated from the Master Portfolios in which the Funds invest.

These amounts waived and/or reimbursed are shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations. Class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Class R	Total
20/80 Target Allocation	$3,979	$12,955	$11,420	$20	$1,343	$29,717
40/60 Target Allocation	$4,304	$9,633	$12,621	$27	$2,235	$28,820
60/40 Target Allocation	$6,542	$22,190	$12,317	$43	$1,887	$42,979
80/20 Target Allocation	$4,015	$12,231	$4,242	$54	$1,048	$21,590

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$89	$297	$405	$14	$805
40/60 Target Allocation	$73	$38	$448	$56	$615
60/40 Target Allocation	$90	$1,422	$949	$63	$2,524
80/20 Target Allocation	$77	$1,287	$770	$21	$2,155

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Class K	Class R	Total
20/80 Target Allocation	$17,213	$372	$981	$27	$93	$18,686
40/60 Target Allocation	$24,967	$34	$1,176	$27	$13,385	$39,589
60/40 Target Allocation	$36,790	$8,812	$2,465	$27	$7,138	$55,232
80/20 Target Allocation	$21,420	$17,916	$10,119	$27	$7,030	$56,512

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

60	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the six months ended March 31, 2017, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Investor A	Investor C	Total
20/80 Target Allocation	$179	$621	$800
40/60 Target Allocation	—	$90	$90
60/40 Target Allocation	$352	—	$352

On March 31, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2017	2018	2019
20/80 Target Allocation
Fund Level	$181,944	$300,907	$122,200
Institutional	$14,160	$43,162	$21,281
Investor A	$12,400	$25,450	$13,624
Investor C	$10,878	$7,983	$12,806
Class K	—	$20	$47
Class R	$8,077	$3,764	$1,450
40/60 Target Allocation
Fund Level	$223,720	$323,838	$120,062
Institutional	$24,413	$40,839	$29,344
Investor A	$21,414	$18,707	$9,705
Investor C	$4,063	$9,385	$14,245
Class K	—	$22	$54
Class R	$28,714	$27,948	$15,676
60/40 Target Allocation
Fund Level	$219,168	$296,425	$131,162
Institutional	$10,735	$32,736	$43,422
Investor A	$12,772	$19,006	$32,424
Investor C	$22,387	$14,308	$15,731
Class K	—	$24	$70
Class R	$9,892	$18,765	$9,088
80/20 Target Allocation
Fund Level	$186,524	$258,821	$130,492
Institutional	$6,327	$17,539	$25,512
Investor A	$23,249	$31,035	$31,434
Investor C	$20,003	$16,970	$15,131
Class K	—	$21	$81
Class R	$14,453	$15,712	$8,099

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a

BLACKROCK FUNDS II	MARCH 31, 2017	61

Notes to Financial Statements (continued)

liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Funds would be subject to any such liquidity fee or redemption gate imposed.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2017, each Fund paid BIM the following amounts for securities lending agent services:

20/80 Target Allocation	$13,860
40/60 Target Allocation	$18,114
60/40 Target Allocation	$26,445
80/20 Target Allocation	$10,255

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: During the six months ended March 31, 2017, 60/40 Target Allocation and 80/20 Target Allocation received reimbursements of $8,176 and $4,555, respectively, from an affiliate, which are shown as payment by affiliate in the Statements of Operations, related to an operating error.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Realized Gain
60/40 Target Allocation	$1,515,099	—	—
80/20 Target Allocation	—	$1,514,988	$11,090

62	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the six months ended March 31, 2017, purchases and sales of investments in the Underlying Funds and Master Portfolios, excluding short-term securities, were as follows:

	Purchases	Sales
20/80 Target Allocation	$143,621,322	$185,276,197
40/60 Target Allocation	$184,320,879	$209,452,336
60/40 Target Allocation	$205,006,883	$200,798,942
80/20 Target Allocation	$116,406,115	$76,245,485

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2016, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	20/80 Target Allocation	80/20 Target Allocation
No expiration date	$4,561,632	$694,999

As of March 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Tax cost	$343,088,395	$403,252,554	$519,988,380	$279,032,420

Gross unrealized appreciation	$ 14,071,983	$ 22,236,117	$ 27,218,372	$ 14,907,272
Gross unrealized depreciation	(7,684,255)	(6,890,324)	(2,885,276)	(258,955)

Net unrealized appreciation	$ 6,387,728	$ 15,345,793	$ 24,333,096	$ 14,648,317

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

BLACKROCK FUNDS II	MARCH 31, 2017	63

Notes to Financial Statements (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
20/80 Target Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,614,956	$18,077,079	4,176,939	$ 46,852,039
Shares issued in reinvestment of distributions	53,625	589,333	170,841	1,855,330
Shares redeemed	(1,997,411)	(22,300,560)	(1,909,802)	(21,172,231)

Net increase (decrease)	(328,830)	$(3,634,148)	2,437,978	$ 27,535,138

Investor A
Shares sold	2,010,861	$ 22,158,077	12,795,391	$140,907,373
Shares issued in reinvestment of distributions	215,853	2,346,275	491,378	5,282,308
Shares redeemed	(4,535,941)	(50,091,156)	(4,520,760)	(49,544,272)

Net increase (decrease)	(2,309,227)	$(25,586,804)	8,766,009	$ 96,645,409

Investor C
Shares sold	1,142,170	$ 12,445,175	9,877,864	$107,366,347
Shares issued in reinvestment of distributions	120,503	1,296,600	364,582	3,886,438
Shares redeemed	(2,427,154)	(26,398,182)	(2,006,625)	(21,747,846)

Net increase (decrease)	(1,164,481)	$(12,656,407)	8,235,821	$ 89,504,939

64	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2017		Period March 28, 2016[1] to September 30, 2016
20/80 Target Allocation (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	46	$524	18,349	$200,000
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	46	$524	18,349	$200,000

			Year Ended September 30, 2016
			Shares	Amount
Class R
Shares sold	257,605	$2,824,390	930,166	$10,154,945
Shares issued in reinvestment of distributions	17,913	194,001	54,435	583,000
Shares redeemed	(266,584)	(2,920,886)	(371,068)	(4,066,224)

Net increase	8,934	$97,505	613,533	$6,671,721

Total Net Increase (Decrease)	(3,793,558)	$(41,779,330)	20,071,690	$220,557,207

40/60 Target Allocation
Institutional
Shares sold	1,241,437	$13,881,149	3,700,711	$40,405,290
Shares issued in reinvestment of distributions	68,911	754,577	187,558	2,010,616
Shares redeemed	(1,763,635)	(19,736,401)	(1,786,566)	(19,381,928)

Net increase (decrease)	(453,287)	$(5,100,675)	2,101,703	$23,033,978

Investor A
Shares sold	1,942,443	$21,434,260	14,594,730	$160,054,328
Shares issued in reinvestment of distributions	254,886	2,772,622	904,164	9,629,341
Shares redeemed	(3,340,465)	(37,012,573)	(5,339,762)	(57,905,490)

Net increase (decrease)	(1,143,136)	$(12,805,691)	10,159,132	$111,778,179

Investor C
Shares sold	1,323,782	$14,355,056	10,577,193	$114,196,566
Shares issued in reinvestment of distributions	124,951	1,343,163	640,770	6,753,718
Shares redeemed	(2,220,345)	(24,192,588)	(2,322,227)	(24,941,525)

Net increase (decrease)	(771,612)	$(8,494,369)	8,895,736	$96,008,759

			Period March 28, 2016[1] to September 30, 2016
			Shares	Amount
Class K
Shares sold	9,715	$109,607	22,635	$243,638
Shares issued in reinvestment of distributions	76	842	—	—
Shares redeemed	—	—	—	—

Net increase	9,791	$110,449	22,635	$243,638

[1]	Commencement of operations.

BLACKROCK FUNDS II	MARCH 31, 2017	65

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
40/60 Target Allocation (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	453,130	$4,989,206	1,021,976	$11,083,624
Shares issued in reinvestment of distributions	28,853	312,763	121,682	1,292,257
Shares redeemed	(431,778)	(4,774,855)	(512,061)	(5,630,818)

Net increase	50,205	$527,114	631,597	$6,745,063

Total Net Increase (Decrease)	(2,308,039)	$(25,763,172)	21,810,803	$237,809,617

60/40 Target Allocation
Institutional
Shares sold	2,100,720	$25,463,804	5,696,944	$67,410,669
Shares issued in reinvestment of distributions	90,684	1,082,788	162,731	1,889,379
Shares redeemed	(1,810,983)	(21,919,973)	(1,465,669)	(17,161,652)

Net increase	380,421	$4,626,619	4,394,006	$52,138,396

Investor A
Shares sold	3,126,954	$37,408,408	19,929,915	$233,437,895
Shares issued in reinvestment of distributions	316,701	3,730,306	678,487	7,775,460
Shares redeemed	(3,630,200)	(43,439,747)	(3,209,119)	(37,541,849)

Net increase (decrease)	(186,545)	$(2,301,033)	17,399,283	$203,671,506

Investor C
Shares sold	1,693,730	$19,731,495	8,468,368	$96,760,612
Shares issued in reinvestment of distributions	98,375	1,135,374	466,288	5,246,129
Shares redeemed	(1,907,286)	(22,380,684)	(1,919,281)	(21,863,111)

Net increase (decrease)	(115,181)	$(1,513,815)	7,015,375	$80,143,630

			Period March 28, 2016[1] to September 30, 2016
			Shares	Amount
Class K
Shares sold	187,956	$2,337,565	22,888	$264,800
Shares issued in reinvestment of distributions	97	1,157	—	—
Shares redeemed	—	—	—	—

Net increase	188,053	$2,338,722	22,888	$264,800

			Year Ended September 30, 2016
			Shares	Amount
Class R
Shares sold	336,942	$4,008,269	1,040,558	$12,013,081
Shares issued in reinvestment of distributions	21,356	250,924	70,779	809,008
Shares redeemed	(249,635)	(2,967,910)	(233,068)	(2,703,410)

Net increase	108,663	$1,291,283	878,269	$10,118,679

Total Net Increase	375,411	$4,441,776	29,709,821	$346,337,011

[1]	Commencement of operations.

66	BLACKROCK FUNDS II	MARCH 31, 2017

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
80/20 Target Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,105,701	$23,828,457	3,030,535	$32,534,504
Shares issued in reinvestment of distributions	58,977	656,416	104,529	1,113,235
Shares redeemed	(768,495)	(8,692,095)	(798,096)	(8,694,312)

Net increase	1,396,183	$15,792,778	2,336,968	$24,953,427

Investor A
Shares sold	2,392,919	$26,646,655	10,107,290	$108,833,049
Shares issued in reinvestment of distributions	168,870	1,848,248	471,920	4,950,443
Shares redeemed	(1,269,379)	(14,165,748)	(2,105,772)	(22,650,717)

Net increase	1,292,410	$14,329,155	8,473,438	$91,132,775

Investor C
Shares sold	1,084,618	$11,738,861	2,711,047	$28,010,194
Shares issued in reinvestment of distributions	33,342	353,988	233,284	2,384,193
Shares redeemed	(485,536)	(5,230,631)	(712,018)	(7,372,090)

Net increase	632,424	$ 6,862,218	2,232,313	$23,022,297

[1] Commencement of operations.

			Period March 28, 2016[1] to September 30, 2016
			Shares	Amount
Class K
Shares sold	202,463	$2,362,776	20,004	$208,501
Shares issued in reinvestment of distributions	16	175	—	—
Shares redeemed	—	—	—	—

Net increase	202,479	$2,362,951	20,004	$208,501

			Year Ended September 30, 2016
			Shares	Amount
Class R
Shares sold	255,204	$ 2,809,272	574,060	$6,023,865
Shares issued in reinvestment of distributions	12,202	132,757	72,144	752,466
Shares redeemed	(161,154)	(1,787,246)	(270,194)	(2,852,904)

Net increase	106,252	$ 1,154,783	376,010	$3,923,427

Total Net Increase	3,629,748	$40,501,885	13,438,733	$143,240,427

[1]	Commencement of operations.

At March 31, 2017, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Shares	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Class K	18,349	18,727	17,467	19,231

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 20, 2017, the credit agreement was extended until April 2018 under the same terms.

BLACKROCK FUNDS II	MARCH 31, 2017	67

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Trustees of the Trust.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

68	BLACKROCK FUNDS II	MARCH 31, 2017

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	MARCH 31, 2017	69

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

70	BLACKROCK FUNDS II	MARCH 31, 2017

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TARGET-3/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: June 2, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: June 2, 2017

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